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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ACRES COMMERCIAL REALTY CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply:

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ACRES COMMERCIAL REALTY CORP.

390 RXR Plaza Uniondale, NY 11556

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Monday June 22, 2026

To the Stockholders of ACRES COMMERCIAL REALTY CORP.:

You are cordially invited to attend the annual meeting of stockholders of ACRES COMMERCIAL REALTY CORP., a Maryland corporation, to be held virtually at www.virtualshareholdermeeting.com/ACRES2026 on Monday June 22, 2026, at 11:00 a.m. (the “Meeting”), for the following purposes:

1.
To elect the nine directors named in the enclosed proxy statement to serve until the next annual meeting of stockholders in 2027.
2.
To vote on a non-binding resolution to approve the compensation of our named executive officers (the

“Say on Pay” vote).

3.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for ACRES Commercial Realty Corp. for the fiscal year ending December 31, 2026.
4.
To approve the issuance of approximately 7,487,219 shares of our common stock, subject to certain adjustments, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated April 29, 2026, by and among the Company, ACRES Holdings Sub LLC (“Merger Sub”), a wholly-owned subsidiary of the Company, ACRES Capital Corp. (“ACC”) and ACRES Capital, LLC, the Company’s external manager and a subsidiary of ACC, pursuant to which ACC will merge into Merger Sub. The transaction will result in the internalization of the management of the Company (the “Internalization Merger”).
5.
To approve a proposal to adopt the ACRES Commercial Realty Corp. 2026 Omnibus Equity Incentive Plan (the “2026 EIP”).
6.
To approve a proposal to adjourn the meeting, if necessary or appropriate, for the purpose of soliciting additional proxies for the approval of one or more of the foregoing proposals.
7.
To transact such other business as may properly be brought before the Meeting and any adjournment, postponement or continuation thereof.

We invite all of our stockholders to attend the Meeting, though only stockholders of record at the close of business on April 8, 2026, which we refer to as the record date, will be entitled to vote. You can vote your shares by proxy online, by telephone, by regular mail or at the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at the Meeting at www.virtualshareholdermeeting.com/ACRES2026 and for 10 days before the Meeting at our offices at 390 RXR Plaza, Uniondale, New York.

Whatever method you choose, we recommend that you vote in advance of the Meeting. For instructions on voting, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail or, if you received a hard copy of the Proxy Statement, on the enclosed proxy card. You can choose to receive proxy materials by mail or e-mail if you request them and you continue to have the right to vote by mail, as well as by telephone and on the Internet.

By order of the Board of Directors,
Jaclyn A. Jesberger, Secretary
May 11, 2026

YOUR VOTE IS IMPORTANT

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we are using the “Notice and Access” method of providing proxy materials to stockholders via the Internet. This process provides stockholders with a convenient and quick way to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and mailing these materials. Accordingly, on or about May 11, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on April 8, 2026, which is the record date for the Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request receipt of proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a stockholder of record, you may vote in one of the following ways:

•
Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);
•
Vote by Telephone, by calling the toll-free number 1-800-690-6903 (have your Notice or proxy card in hand when you call);
•
Vote by Mail, if you received a printed copy of the proxy materials, by returning the proxy card (signed and dated) in the envelope provided; or
•
Vote in person at the Meeting, by going to www.virtualshareholdermeeting.com/ACRES2026. To participate and vote your shares at the Meeting, you will need the 16-Digit Control Number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name,” meaning that they are registered in the name of a broker or other nominee, you will receive instructions from such broker or nominee that you must follow for your shares to be voted.

Whether or not you plan to attend the Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the Meeting.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2026: The proxy statement and our 2025 annual report are available at https://www.acresreit.com/annual-reports-and-proxies.

ACRES COMMERCIAL REALTY CORP.

390 RXR Plaza Uniondale, NY 11556

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY JUNE 22, 2026

ABOUT THE MEETING

Solicitation of Proxies. This proxy statement and the accompanying proxy are furnished to stockholders of ACRES Commercial Realty Corp. (the "Company," "ACR," "we," "us" or "our") in connection with the solicitation by our Board of Directors (the “Board”) of proxies for use at the 2026 annual meeting of stockholders of the Company (the “Meeting”), to be held virtually at www.virtualshareholdermeeting.com/ACRES2026 on June 22, 2026, at 11:00 a.m., and at any and all adjournments, postponements or continuations thereof.

Mailing Date. In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are now furnishing proxy materials to our stockholders on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy via the Internet, telephone or by mail. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

It is anticipated that the Notice of Internet Availability of Proxy Materials will be mailed to stockholders on or about May 11, 2026.

Who Can Vote. Only holders of record of our common stock at the close of business on April 8, 2026 will be entitled to notice of, and to vote at, the Meeting. Each of the approximately 7,131,101 shares of our common stock outstanding on that date is entitled to one vote on each matter that comes before the Meeting.

How to Vote — Proxy Instructions. If you are a holder of record of ACRES Commercial Realty Corp. common stock, you may vote your shares over the Internet, by telephone, by using a traditional proxy card or in person at the Meeting. Refer to the Notice of Internet Availability of Proxy Materials or your proxy or voting instruction card to see which options are available to you and how to use them. Stockholders who hold their shares in “street name” will receive a Notice of Internet Availability of Proxy Materials from the institution that holds their shares and should follow the voting instructions given by that institution.

You may specify whether your shares should be voted for all, some or none of the nominees for director (Proposal 1); you may specify whether your shares should be voted for or against, or whether you abstain from voting on, the approval of our 2025 executive compensation program (“Say on Pay”) (Proposal 2); you may specify whether your shares should be voted for or against, or whether you abstain from voting on, the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3); you may specify whether your shares should be voted for or against, or whether you abstain from voting on, the approval of the issuance of 7,487,219 shares of our common stock pursuant to the Merger Agreement (Proposal 4); you may specify whether your shares should be voted for or against, or whether you abstain from voting on, the approval of the ACRES Commercial Realty Corp. 2026 Omnibus Equity Incentive Plan (the “2026 EIP”) (Proposal 5); and you may specify whether your shares should be voted for or against, or whether you abstain from voting on, the approval of a proposal to adjourn the meeting, if necessary or appropriate, for the purpose of soliciting additional proxies for the approval of one or more of the foregoing proposals (Proposal 6).

If you do not vote your shares for the election of directors, Say on Pay, the approval of the issuance of 7,487,219 shares of our common stock pursuant to the Merger Agreement, the 2026 EIP or the adjournment proposal, your brokerage firm may not vote them for you and your shares will remain unvoted. Therefore, it is important that you vote your shares for all proposals, including Proposals 1, 2, 4, 5 and 6 each of which are viewed as non-routine matters for which brokerage firms may not vote on your behalf without your instructions.

If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board, FOR: (i) the election of all directors in Proposal 1, (ii) the approval of the Say on Pay vote in Proposal 2, (iii) the ratification of our independent registered public accounting firm in Proposal 3, (iv) the approval of the issuance of 7,487,219 shares of our common stock pursuant to the Merger Agreement in Proposal 4, (v) the approval of the 2026 EIP in Proposal 5 and (vi) the approval of the proposal to adjourn the meeting, if necessary or appropriate, for the purpose of soliciting additional proxies for the approval of one or more of the foregoing proposals in Proposal 6.

Broker Non-Votes. A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Generally banks and brokers may vote their customers’ shares on proposals considered “routine” and may not vote their customers’ shares on proposals that are not considered “routine” if the customers have not furnished voting instructions within a specified period of time prior to the Meeting. This means that if you do not directly vote your shares and you do not give your broker or nominee specific instructions on how to vote your shares, then your broker or nominee does not have authority to vote your shares with respect to such matters and your shares will not be voted on such matters. Proposals 1, 2, 4, 5 and 6 described below are not considered “routine” matters. Proposal 3 described below is considered a “routine” matter.

Revocation of Proxies. If you are a holder of record, you may revoke your proxy at any time before it is exercised in any of three ways:

1)
by submitting written notice of revocation to our Secretary;
2)
by submitting another proxy by mail that is later dated and properly signed; or
3)
by voting by virtual ballot at the Meeting.

If your shares are held in street name, you must contact your broker or nominee to revoke and vote your proxy.

Quorum. A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if the holders representing a majority of the votes entitled to be cast by the stockholders at the Meeting are present, in person or by proxy. Broker non-votes and abstentions are counted as present at the Meeting for purposes of determining the existence of a quorum, but because they are neither a vote cast in favor of, nor a vote cast opposing, a proposed action, abstentions and broker non-votes typically will not be counted as a vote cast on any matter, except with respect to matters subject to New York Stock Exchange (“NYSE”) approval standards where abstentions are deemed to be votes cast for NYSE compliance purposes.

Required Vote. The number of votes required for someone to be elected as a director is dependent on whether an election is contested or uncontested. Our bylaws define an election as contested if there are more candidates for election than the number of directors to be elected. The election described in Proposal 1 below is an uncontested election. In order to be elected as a director in an uncontested election as described in Proposal 1 below, each director is elected by a majority of votes cast with respect to such director nominee at a meeting of stockholders duly called and at which a quorum is present. A “majority of votes cast” means that the number of shares voted “for” a director’s election exceeds 50% of the total number of votes cast with respect to that director’s election. Votes “cast” include votes “for” and votes “against”, but exclude abstentions and broker non-votes with respect to a director’s election. In the case of any contested election, our bylaws provide that directors shall be elected by a plurality of votes cast at a meeting of stockholders duly called and at which a quorum is present.

In order to approve our Say on Pay vote as described in Proposal 2, to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 as described in Proposal 3, to approve the Stock Issuance Proposal as described in Proposal 4, the 2026 Equity Incentive Plan as described in Proposal 5, and the Adjournment Proposal as described in Proposal 6 below, a majority of the votes cast in person or by proxy at the Meeting is required. For purposes of the vote on Proposals 2, 4, 5 and 6, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Proposal 2 is advisory and not binding on the Board or us. For purposes of the vote on Proposal 3, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Other Business. We do not intend to bring any business before the meeting other than that set forth in the Notice of the Annual Meeting and described in this proxy statement. However, if any other business should properly come before the meeting, the persons named in the proxy card intend to vote in accordance with their best judgment on such business and on any matters dealing with the conduct of the Meeting pursuant to the discretionary authority granted in the proxy.

Solicitation of Proxies and Costs. We pay for the preparation and mailing of the Notice of the Annual Meeting and proxy statement. We have retained Georgeson LLC to assist in the solicitation of proxies for a fee of approximately $16,500, plus variable fees incurred and reimbursement of expenses. In addition, our directors, officers and employees may solicit proxies personally or by letter or telephone, but no director, officer or employee will be specially compensated for soliciting such proxies. We have also made arrangements with brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy-soliciting materials to the beneficial owners of our common stock at our expense.

Householding of Proxy Materials. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold common stock directly. Requests should be addressed to Equiniti Trust Company, LLC, PO Box 500, Newark, New Jersey 07101, Attention: Shareholder Services Department, or by calling 1-800-937-5449 (+1-718-921-8200 for foreign stockholders). We will promptly furnish a separate copy of the proxy statement upon a written or oral request by a stockholder currently subject to householding.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements are based on current expectations, estimates, forecasts and projections about the industries in which we and ACC operate and the beliefs and assumptions of our respective management. We use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. Any forward-looking statements speak only as of the date on which it is made. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to satisfaction of the Internalization Merger closing conditions in a timely manner, if at all; our ability to successfully close the Internalization Merger, to manage the transition to self-management and the ability to achieve expected cost savings or other benefits of the Internalization Merger and the timing thereof; unanticipated expenditures relating to or liabilities arising from the Internalization Merger; litigation or regulatory issues relating to the Internalization Merger; the impact of the Internalization Merger on our common stock dividend, and the impact of the Internalization Merger on relationships with, and potential difficulties retaining, our executive officers, employees and directors on a go-forward basis. The foregoing list of factors is not exhaustive. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Please consider the foregoing factors and the other risk factors in the section titled “Risk Factors,” as well as the risk factors contained in our SEC filings available at www.sec.gov, including our 2025 annual report. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and ACC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither the Company nor ACC gives any assurance that any of the Company, ACC or the combined company will achieve its expectations.

SECURITY OWNERSHIP

The following table sets forth the number and percentage of shares of common stock owned, as of April 8, 2026, by (a) each person who, to our knowledge, is the beneficial owner of more than 5% of the outstanding shares of our common stock, (b) each of our present directors and nominees for director, (c) each of our named executive officers and (d) all of our executive officers and directors as a group. This information is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days of April 8, 2026. Shares of common stock issuable pursuant to options, warrants or the conversion of debt securities are deemed to be outstanding for purposes of computing the percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the percentage of any other person.

	Shares Owned		Percentage
Executive officers and directors(1) (2)
Karen Edwards	15,079		*
Andrew Fentress	86,201	(3) (4)	1.21%
Mark S. Fogel	6,666	(4)	*
David J. Bryant	45,158	(5)	*
Gary Ickowicz	31,184		*
Steven J. Kessler	46,882		*
Murray S. Levin	32,412		*
P. Sherrill Neff	31,006		*
Dawanna Williams	15,079		*
Eldron C. Blackwell	5,432		*
Jaclyn A. Jesberger	11,526	(6)	*
Linda M. Kilpatrick	1,413		*
All executive officers and directors as a group (12 persons)	328,038		4.60%
Other owners of more than 5% of outstanding shares
Eagle Point	1,177,060	(7)	16.51%
ACRES Share Holdings, LLC	1,171,112	(8)	16.42%
BlackRock, Inc.	466,499	(9)	6.54%

* Less than 1%

(1)
The address for all of our executive officers and directors is c/o ACRES Commercial Realty Corp., 390 RXR Plaza, Uniondale, New York 11556.
(2)
Includes unvested restricted stock because each person has the right to vote and receive dividends on such shares.
(3)
Includes 26,316 shares held by his minor children and 18,483 shares held by his parents.
(4)
Excludes 1,171,112 shares held by ACRES Share Holdings, LLC, an affiliate of our manager. Voting and dispositive power over shares held by ACRES Capital, LLC is exercised by the board of directors of ACRES Capital Corp. Each of the five directors of ACRES Capital Corp., which include Messrs. Fentress and Fogel, has one vote, and the approval of a majority is required to approve an action. Under the so-called “rule of three” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and voting or dispositive decisions require the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities.
(5)
Includes 83 shares held in his spouse’s IRA.
(6)
Includes 1,154 shares held by her minor children.
(7)
This information is based on a Form 4 filed on April 1, 2026 by Eagle Point Credit Management LLC (“EPCM”) and Eagle Point DIF GP I LLC (“DIF GP”). EPCM acts as investment manager to certain funds and accounts, which have delegated management of their portfolio to EPCM. DIF GP is the general partner to certain of the funds managed by EPCM. The holders’ address is 600 Steamboat Road, Suite 202, Greenwich, CT 06830. We granted Eagle Point a stock ownership limit waiver allowing it to exceed the 9.8% ownership limitation set forth in our charter.
(8)
ACRES Share Holdings, LLC’s, an affiliate of our manager, address is 390 RXR Plaza, Uniondale, New York 11556. See footnote 4 for additional information.
(9)
This information is based on a Schedule 13G/A filed with the SEC on January 21, 2026. BlackRock, Inc.’s address is 50 Hudson Yards, New York, NY 10001.

The following table sets forth the number and percentage of shares of our 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock and 7.875% Series D Cumulative Redeemable Preferred Stock owned, as of April 8, 2026, by (a) each person who, to our knowledge, is the beneficial owner of more than 5% of the outstanding shares of preferred stock, (b) each of our present directors and nominees for director, (c) each of our named executive officers and (d) all of our executive officers and directors as a group. This information is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days of April 8, 2026.

Executive officers and directors(1)	Series C Preferred Shares Beneficially Owned		Percentage	Series D Preferred Shares Beneficially Owned		Percentage
Karen Edwards	—		—	—		—
Andrew Fentress	—		—	—		—
Mark S. Fogel	—		—	—		—
David J. Bryant	6,200		*	1,000		*
Gary Ickowicz	—		—	—		—
Steven J. Kessler	—		—	—		—
Murray S. Levin	—		—	—		—
P. Sherrill Neff	—		—	—		—
Dawanna Williams	—		—	—		—
Eldron C. Blackwell	—		—	220		*
Jaclyn A. Jesberger	—		—	—		—
Linda M. Kilpatrick	—		—	220		*
All executive officers and directors as a group (12 persons)	6,200		*	1,440		*
Other owners of more than 5% of outstanding shares
Eagle Point	349,907	(2)	7.29%	737,928	(2)	16.37%

* Less than 1%

(1)
The address for all of our executive officers and directors is c/o ACRES Commercial Realty Corp., 390 RXR Plaza, Uniondale, New York 11556.
(2)
This information is based on a Form 4 filed on April 1, 2026 by Eagle Point Credit Management LLC (“EPCM”) and Eagle Point DIF GP I LLC (“DIF GP”). EPCM acts as investment manager to certain funds and accounts which have delegated management of their portfolio to EPCM. The securities are directly held by certain private investment funds and/or certain accounts managed by EPCM. DIF GP serves as general partner to certain of these accounts. The holders’ address is 600 Steamboat Road, Suite 202, Greenwich, CT 06830. We granted Eagle Point a stock ownership limit waiver allowing it to exceed the 9.8% ownership limitation set forth in our charter.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board, upon the recommendation of its Nominating, Environmental, Social and Governance Committee, has nominated Messrs. Andrew Fentress, Mark S. Fogel, David J. Bryant, Gary Ickowicz, Steven J. Kessler, Murray S. Levin and P. Sherrill Neff, and Mss. Karen Edwards and Dawanna Williams to serve as our directors until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. The stockholders have the right to annually elect all nine director nominees to our Board.

The persons named in the enclosed proxy intend, in the absence of a contrary direction, to vote for Messrs. Fentress, Fogel, Bryant, Ickowicz, Kessler, Levin and Neff, and Mss. Edwards and Williams. The Board knows of no reason why any nominee would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other person for director as the Nominating, Environmental, Social and Governance Committee of the Board may recommend in the place of such nominee. The Board recommends that stockholders vote “FOR” all of the nominees.

Information is set forth below regarding the principal occupation of each Board nominee. There are no family relationships among the nominees.

Nominees for Election

David J. Bryant, age 68, has been a director since January 2024. Mr. Bryant served as our Senior Vice President, Chief Financial Officer and Treasurer from June 2006 until his retirement in December 2023, and was our Chief Accounting Officer from 2006 to 2014. From 2005 to 2006, Mr. Bryant served as Senior Vice-President, Real Estate Services, at Pennsylvania Real Estate Investment Trust, ("PRET"), a REIT principally engaged in owning, managing, developing and leasing malls and strip centers in the eastern United States. From 2000 to 2005, Mr. Bryant served as PRET’s Senior Vice President-Finance and Treasurer, and was its principal accounting officer. Prior to that time, Mr. Bryant was Vice President-Finance and Controller at PRET and its predecessor, The Rubin Organization. Mr. Bryant serves as a member of the Board of Directors of the Freire Schools Collaborative, which provides support services for the Freire charter schools in Philadelphia, Pennsylvania and Wilmington, Delaware effective July 2025. Mr. Bryant is an inactive certified public accountant.

Mr. Bryant brings to the Board 17 years of experience serving as our Chief Financial Officer and Treasurer as well as 40 years in the real estate industry. Mr. Bryant is uniquely positioned to support the Board due to his internal knowledge of the Company as well as his extensive experience in real estate, finance and investment management. These attributes will enable Mr. Bryant to provide valuable business, leadership, and management advice to the Board.

Karen Edwards, age 69, has been a director since June 2021. Ms. Edwards has served as a Partner of Boyden Global Executive Search since April 2018. Prior to that, she served as President and Chief Executive Officer of Kosiba Edwards Associates, providing corporate strategic and financial advisory services, from January 2010 to March 2018. From 2002 to 2008, Ms. Edwards worked in wealth management, serving on the advisory board and then as Senior Vice President for Business Development for GenSpring Family Offices (now part of Truist Bank). In 1992, Ms. Edwards co-founded the investment banking group of Friedman, Billings, Ramsey & Co, Inc. to provide corporate finance and M&A advisory to banks, thrifts, specialty finance, fintech companies, and REITs. Ms. Edwards served as a director of Arbor Realty Trust (NYSE: ABR) from 2005 to 2018 where she served on the Nominating & Governance Committee and the Audit Committee. Ms. Edwards is a former Trustee of the Darden School at the University of Virginia, a member of Women Corporate Directors and is a Chartered Financial Analyst (CFA).

Ms. Edwards brings to the Board her background in investment banking and financial services as well as experience in financial and strategic consulting to C-suite executives and boards. Additionally, the Board will benefit from Ms. Edwards’ having served as a public company director of a commercial mortgage REIT for 18 years.

Andrew Fentress, age 56, has been our Chairman since July 2020 and is a Managing Partner of ACRES Capital Corp. (“ACRES Capital” and collectively with ACRES Capital, LLC and the Company, “ACRES”) since 2016 and leads ACRES’ capital markets efforts. Mr. Fentress has served as a Managing Director at Napier Park Global Capital in the Special Situations group from January 2014 to September 2016. Mr. Fentress was a founding and Managing Partner of Medley Capital, a private investment firm headquartered in New York from 2006 through March

2014. As a Managing Partner, he shared responsibility for all aspects of the firm’s development to $5 billion of AUM and 60 employees. Mr. Fentress served on the investment committee and oversaw the asset management division of the firm before selling his interest in 2013. Mr. Fentress began his career with Morgan Stanley & Co., Inc. in 1995 where he was responsible for overseeing the operations of a global trading team in such sectors as technology, telecommunications and media.

Mr. Fentress brings over 30 years of business and financial experience to the Board. The Board will benefit from Mr. Fentress’s extensive experience in finance and investment management as well as his strong financial background. Mr. Fentress’s knowledge in the real estate industry enables him to provide valuable insight into the current state of the commercial real estate markets. Additionally, his business acumen and experience in founding and managing companies enable him to provide the Board with leadership and financial expertise as well as insight to assist with the Company’s growth, operations and development.

Mark S. Fogel, age 57, has been a director and our President and Chief Executive Officer since July 2020. Mr. Fogel co-founded ACRES Capital in 2012 and leads its executive management team as President and Chief Executive Officer. Prior to co-founding ACRES Capital, Mr. Fogel was the head of Origination and Asset Management at UC Funds from February 2010 through December 2011, responsible for loan production, asset management and special servicing for a diverse portfolio of investments. Mr. Fogel served as Senior Vice President of Asset Management at Arbor Realty Trust (NYSE: ABR) from September 2000 through December 2009. Mr. Fogel served in the Real Estate Investment Banking group at Greenwich Group International from June 1997 through September 2000. Prior to the Greenwich Group, Mr. Fogel served in the Asset Management and Development group at Forest City Ratner from January 1996 through June 1997. Mr. Fogel began his real estate career as a Finance and Real Estate Property Manager at General Growth Properties in June 1994.

Mr. Fogel brings over 30 years of extensive industry experience in commercial real estate finance having served in executive capacities at several prominent commercial real estate finance companies and oversaw loan production, asset management and special servicing for a diverse portfolio of investments nationwide. Mr. Fogel’s service as a senior officer for over 6 years at a $3.5 billion publicly traded mortgage REIT, for which he helped raise capital and launched a successful specialty finance company during the midst of the financial turbulence of 2008, enable him to provide valuable perspectives on investments and potential financings for investments.

Gary Ickowicz, age 70, has been a director since February 2007. Mr. Ickowicz has been the Managing Partner of IR Capital LLC, a real estate company that owns and operates real estate assets in the New York Metropolitan area since 2008. He was a Managing Principal of Lazard Freres Real Estate Investors, a manager of funds invested in debt and equity securities of North American real estate assets and enterprises, from 2001 to 2011. He was a director of Lazard Freres’s real estate investment banking unit from 1989 through 2001. Since 2000 he has been a director of Grand Street Settlement, and since 2002 he has been a director of NCC/Neumann, both not-for-profit developers of senior housing. From 2001 to 2011, he was a director of Commonwealth Atlantic Properties, Inc., a privately-held REIT. Mr. Ickowicz previously served as a director of Kimsouth, Inc., a joint venture with Kimco Realty Corporation, a publicly-traded (NYSE: KIM) REIT.

Mr. Ickowicz has broad real estate and real estate finance experience as a principal in the real estate operations of an international investment bank. The Board will also benefit from his prior experience as a director of a REIT and his experience as a director of several real estate ventures.

Steven J. Kessler, age 83, has been a director since November 2009 and served as our Chairman from November 2009 until September 2016. Mr. Kessler is a founding co-managing member of RSR SC LLC since November 2015 as well as a member of RSR Sycamore GP LLC since September 2016, RSR Sycamore GP II, LLC since August 2018, RSR Sycamore GP III, LLC since December 2020, RSR EB5 Regional Center since December 2020, and RSR Sycamore GP IV, LLC since January 2025, each of which operates under the EB-5 Immigrant Investor Program which was created by Congress in 1990 to stimulate the U.S. economy through job creation and capital investment by foreign investors. Mr. Kessler served as our Senior Vice President-Finance from September 2005 to November 2009 and, before that, served as our Chief Financial Officer, Chief Accounting Officer and Treasurer from March 2005 to September 2005. Mr. Kessler was Executive Vice President of Resource America, Inc. from 2005 until September 2016 and was Chief Financial Officer from 1997 to December 2009 and Senior Vice President from 1997 to 2005. He was a Trustee of GMH Communities Trust, a then publicly-traded specialty housing REIT, from 2004 to 2008 when it was sold. He previously served as Vice President—Finance and Acquisitions at Kravco Company, a

shopping center developer and operator. Prior to that time, he was employed as Chief Financial Officer and Chief Operating Officer by Strouse Greenberg & Co., a regional full service real estate company. Before that, he was a partner at Touche Ross & Co. (now Deloitte & Touche LLP), independent public accountants.

Mr. Kessler has a significant financial and accounting background in real estate as the former Chief Financial Officer of Resource America, Inc. and, previously, as a principal financial officer for major operators of commercial real estate. Mr. Kessler also brings a deep knowledge of the Company resulting from his prior service as Chairman from 2009 to 2016 and as a member of the Investment Committee.

Murray S. Levin, age 83, has been a director since March 2005. Mr. Levin is a senior counsel at Troutman Pepper Locke, a law firm with which he has been associated since 1970. Mr. Levin served as the first American president of the Association Internationale des Jeunes Avocats (Young Lawyers International Association), headquartered in Western Europe. Mr. Levin serves as a board member of several charitable, educational and legal entities. He is a past president of the American Chapter and a member of the board of governors of the Union Internationale des Avocats (International Association of Lawyers), a Paris-based organization that is the world’s oldest international lawyers association.

Mr. Levin has a lengthy and diverse legal background and has practiced complex litigation law for over 40 years. Having served as a corporate director and committee member in various capacities for over 20 years, Mr. Levin offers a unique and invaluable perspective into corporate governance matters.

P. Sherrill Neff, age 74, has been a director since March 2005. Mr. Neff is currently Chairman of Homestead Smart Health Plans, a private company providing a range of services for self-funded employer health plans. Mr. Neff was previously a founding partner of Quaker Partners, a health care venture and growth equity fund manager, with which he was associated from 2002 until 2024. From 1994 to 2002, he was President, Chief Operating Officer and Chief Financial Officer, and from 1994 to 2003, a director of Neose Technologies, Inc., a then publicly-traded life sciences company. Mr. Neff previously held positions as a senior executive of U.S. Healthcare, a leading publicly traded healthcare company; as a Managing Director in the Investment Banking Division of Alex. Brown & Sons, Inc.; and as a corporate attorney at Morgan, Lewis & Bockius.

Mr. Neff has significant experience in investments, operations and finance as a principal or officer of a venture fund and various public companies and, prior thereto, as an investment banker. The Board benefits from his investment expertise as well as his valuable financial experience.

Dawanna Williams, age 57, has been a director since June 2021. Ms. Williams is the founder of Dabar Development Partners, a real estate development and investment firm focused on the conversion, renovation and new construction of real estate properties primarily in New York City, and serves as its Managing Principal since September 2003. From August 2010 to December 2013, Ms. Williams served as General Counsel of Victory Education Partners, and prior to that, served as a commercial real estate senior associate at Sidley Austin LLP from May 1999 to August 2003 and as an associate at Paul Hastings from July 1996 to March 1999. Since 2022, Ms. Williams has been a director of Compass, Inc., a publicly-traded (NYSE: COMP) technology-enabled residential real estate brokerage company. Ms. Williams also serves as a director of Ares Industrial Real Estate Income Trust, a non-traded REIT, since August 2023. From November 2021 to October 2024, Ms. Williams served as a director of FocusImpact Acquisition Corp., a formerly publicly-traded special purpose acquisition corporation. Additionally, Ms. Williams serves on the Board of the New York Real Estate Chamber since 2014, is a member of the board of the New York City Trust for Cultural Resources since 2017 and serves on the Board of Directors of the Apollo Theater since 2018, chairing its Real Estate Committee.

Ms. Williams has over 20 years of experience in the real estate industry and as a real estate development executive and strategic advisor, she will bring broad leadership experience to the Board. Additionally, Ms. Williams’ extensive experience with, and strong record of success in investing in, real estate- related assets will provide our Board with valuable insights into developments in our industry. The Board will also benefit from her combined business and commercial real estate legal experience.

Non-Director Executive Officers

Eldron C. Blackwell, age 47, has been our Senior Vice President and Chief Financial Officer since January 2024 and served as Treasurer from January 2024 through December 2024. Mr. Blackwell served as our Vice President and Chief Accounting Officer from March 2014 to December 2023. Mr. Blackwell was the Assistant Controller for New Penn Financial, LLC, a residential mortgage lender, from March 2013 to March 2014. From September 2001 to March 2013, he was a Senior Manager in the audit practice of the global accounting firm Grant Thornton LLP. Since April 2025, Mr. Blackwell has been a director of Crane Harbor Acquisition Corp., a publicly-traded (NASD: CHAC) special purpose acquisition company. Mr. Blackwell serves as board chair for Freire Schools Collaborative. Mr. Blackwell is an inactive Certified Public Accountant.

Jaclyn A. Jesberger, age 48, has been our Chief Legal Officer, Senior Vice President and Secretary since July 2020. Ms. Jesberger has been General Counsel and Chief Compliance Officer at ACRES Capital since June 2015. Ms. Jesberger served as Associate General Counsel at Arbor Commercial Mortgage, LLC, the external manager of Arbor Realty Trust, Inc. (NYSE: ABR), from August 2009 through June 2015. Prior to joining Arbor Commercial Mortgage, LLC, Ms. Jesberger was an Associate and then a Vice President in the Real Estate Finance and Securitization group at Credit Suisse LLC from March 2004 through August 2009. Ms. Jesberger began her career at Cadwalader, Wickersham and Taft LLP, a New York based law firm, in 2001 where she practiced commercial real estate law as an associate.

Linda M. Kilpatrick, age 53, has been our Vice President and Chief Accounting Officer since January 2024. Ms. Kilpatrick has served as our Controller since October 2017 and before that, served as our Division Controller since 2014. From December 2010 to December 2014, Ms. Kilpatrick worked as an Accounting and Reporting Manager for Independence Blue Cross, a health insurance company. From October 2004 to December 2010, Ms. Kilpatrick was a Manager in the audit practice of the global accounting firm Grant Thornton LLP. Ms. Kilpatrick serves as the treasurer of the board for both Freire Charter School and TECH Freire Charter School. Ms. Kilpatrick is a Certified Public Accountant.

Other Significant Employees

The following sets forth certain information regarding other significant employees of ACRES Capital and ACRES Capital, LLC (our “Manager”) who provide services to us:

Michael Pierro, age 54, has been our Senior Vice President since June 2020 and previously served as Vice President from June 2018 to June 2020. Mr. Pierro also serves as Managing Director and Chief Credit Officer of ACRES Capital, LLC since July 2020 and previously served as a Senior Managing Director of C-III Capital Partners LLC (“C-III”) from January 2015 to July 2020, and previously served as Managing Director from April 2011 to January 2015 and Director from March 2010 to April 2011. Prior to joining C-III’s predecessor Centerline in 2008, he worked at Nomura Securities from May 2001 to May 2008 where he was a member of its Credit Committee and primarily responsible for CDO banking as a director of the CMBS CDO Banking Group from April 2007 to May 2008 and prior to that, as a director and Head of Credit and Market Risk Management for Mortgage Finance. Mr. Pierro worked at Prudential Securities Incorporated from August 1998 to May 2001, Landesbank Hessen-Thuringen (Helaba) from June 1997 to August 1998 and Chase Manhattan Bank from June 1994 to June 1997, in the commercial real estate origination, underwriting and corporate risk management areas.

Kyle K. Brengel, age 35, has been our Vice President – Operations since July 2020. Mr. Brengel has served as Chief Operating Officer of ACRES Capital, LLC since July 2020 and, before that, served as Managing Director from January 2020 to July 2020, as Director from January 2018 to January 2020 and Vice President from January 2017 to January 2018. Previously, Mr. Brengel was a member of Napier Park Global Capital’s Special Situations team from June 2015 through December 2016, on Ares Management Corporation’s Direct Lending team from October 2013 through June 2015, and on Duff and Phelps Advisory team from July 2012 through October 2013.

Richard A. Persaud, age 39, has been our Vice President – Finance since September 2020. Mr. Persaud has been Chief Financial Officer of ACRES Capital since June 2020. From August 2008 to June 2020, Mr. Persaud served as a senior manager in the real estate assurance practice of Ernst & Young LLP where he audited financial statements for a diverse group of real estate clients including publicly traded real estate investment trusts, commercial real estate owners/operators, real estate developers, and private equity funds. Mr. Persaud is a Certified Public Accountant and Certified Internal Auditor.

Jason L. Bodine, age 46, has been our Treasurer since January 2025 and our Director of Finance since July 2020. Mr. Bodine served as our Director of Financial Planning from January 2016 to July 2020 and our Assistant

Treasurer from January 2016 to December 2024. Prior to that, Mr. Bodine was a senior accountant from June 2005 to December 2015.

CORPORATE GOVERNANCE

Our Board of Directors and Its Committees

Our common stock is listed on the NYSE under the symbol “ACR,” and we are subject to the NYSE’s listing standards. The Board has determined that each of Messrs. Ickowicz, Kessler, Levin and Neff, and each of Mss. Edwards and Williams satisfies the requirement for independence set out in Section 303A.02 of the rules of the NYSE and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the Board sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his or her immediate family or affiliates and our Company and our affiliates and did not rely on categorical standards other than those contained in the NYSE rules.

The Board held a total of nine meetings during fiscal year 2025. Each of the directors attended at least 75% of the total number of meetings of the Board and (if applicable) of the committees on which he or she served during fiscal year 2025.

The Board has four standing committees: the Audit Committee; the Compensation Committee; the Nominating, Environmental, Social and Governance Committee; and the Investment Committee. All of the members of each committee, other than the Investment Committee, are “independent” directors as that term is defined in the NYSE’s listing standards.

The Board believes that its structure and processes provide each director with an equal stake in the Board’s actions and oversight role and make them equally accountable to stockholders.

Executive Sessions. As set forth in our Corporate Governance Guidelines and in accordance with NYSE listing standards, the non-management directors have the opportunity to meet in executive sessions quarterly without management. The director who presides at these meetings is rotated among the chairs of the Audit Committee, Compensation Committee and Nominating, Environmental, Social and Governance Committee in the following order: Audit Committee chairman; Compensation Committee chairman; and Nominating, Environmental, Social and Governance Committee chairman. The Board believes that this rotation provides different directors the opportunity to guide the Board’s agenda and facilitates collegiality among board members.

Interested parties wishing to communicate directly with the non-management directors may contact the chairman of the Audit Committee, P. Sherrill Neff, c/o ACRES Commercial Realty Corp., 390 RXR Plaza, Uniondale, New York 11556.

Board Self-Assessment. The Board is focused on enhancing its performance through a rigorous assessment process of the effectiveness of the Board and its committees. Pursuant to our Corporate Governance Guidelines and the charter of the Nominating, Environmental, Social and Governance Committee, every year our Nominating, Environmental, Social and Governance Committee oversees the evaluation process to ensure that the full Board conducts an assessment of its performance and effectiveness and solicits feedback for enhancement and improvement. Directors are provided with a questionnaire that they can complete to evaluate the Board and the committees, specifically focusing on areas of potential improvement. The Nominating, Environmental, Social and Governance Committee reviews the feedback and then discusses it with the full Board. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. Management and the directors coordinate to update practices to incorporate the director feedback.

Service on Other Boards of Directors. While service on the boards of directors of other companies provide valuable governance and leadership experience, such service may require a commitment of significant time and attention. As a result, under our Corporate Governance Guidelines, no director may serve on more than three other public company boards without the Board’s consent. Currently, none of our directors serve on any other public company boards, with the exception of one director who serves on one other public company board.

Board Refreshment. Rather than impose arbitrary limits on service, we believe that board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure that the evolving needs of the Board are met. The Board regularly assesses its composition to ensure it has the right mix of skills and experiences. Each year, the Nominating, Environmental, Social and Governance Committee performs a robust review before recommending the renomination of any sitting director. Our approach balances the need to bring in fresh perspectives without the disadvantage of losing the contributions of directors who have been able to develop, over a period of time, enhanced insight into our Company and our operations. We believe that our directors who have longer-term experience with us have gained a level of familiarity with our operations that enable them to make valuable contributions to Board deliberations. As such, our Corporate Governance Guidelines provides that our Nominating, Environmental, Social and Governance Committee will review each director’s continuation on the Board annually.

Audit Committee. The Audit Committee reviews the scope and effectiveness of audits by the internal and independent accountants, is responsible for the engagement of independent accountants and reviews the adequacy of our internal financial controls. The Audit Committee also reviews, on a quarterly basis, certain loans and equity investments. The Audit Committee is currently composed of Messrs. Neff (Chairman) and Kessler, and Ms. Edwards. The Board has determined that each member of the Audit Committee meets the independence standards for Audit Committee members set forth in the NYSE listing standards and in the Securities Exchange Act of 1934 (the “Exchange Act”) and that Messrs. Neff and Kessler each qualify as an “audit committee financial expert” as that term is defined in the NYSE and Exchange Act rules and regulations. The committee held 15 meetings during fiscal year 2025. The Audit Committee charter is available on our website at www.acresreit.com, and we will provide a printed copy to any stockholder who requests it.

Compensation Committee. The principal functions of the Compensation Committee are to:

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review the compensation payable to our directors;
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review the compensation and fees payable to our Manager under our management agreement;
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administer the issuance of any stock or stock options issued to our Manager, employees and/or the employees of our Manager or its affiliates who perform services for us; and
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administer our Policy for the Recovery of Erroneously Awarded Compensation.

Under the management agreement with our Manager, our Manager assumes principal responsibility for managing our affairs and providing the personnel that we need to conduct our operations. Our Manager and its affiliates are responsible for paying the compensation of all such personnel and, consequently, such personnel do not receive separate compensation from us. However, we reimburse our Manager for all or a portion of the wages, salary and benefits established and paid by our Manager or an affiliate to our Chief Financial Officer and several accounting, finance, legal, tax and investor relations professionals.

The members of the committee are Messrs. Kessler (Chairman), Levin and Neff. The committee held one meeting during fiscal year 2025. The Compensation Committee Charter is available on our website at www.acresreit.com, and we will provide a printed copy to any stockholder who requests it.

Nominating, Environmental, Social and Governance Committee. The principal functions of the

Nominating, Environmental, Social and Governance Committee (the “Nominating and ESG Committee”) are to:

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assist us in maintaining an effective and knowledgeable Board, including assisting the Board by identifying individuals qualified to become directors and recommend to the Board the director nominees for the next annual meeting of stockholders and the directors to be appointed to the Audit, Compensation and Nominating and ESG Committees;
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oversee our policies and strategies related to environmental, social, sustainability and corporate responsibility matters in coordination with the other standing committees of the Board; and
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develop and recommend for the Board’s consideration governance guidelines for us.

In early 2022, to better address the evolving needs of the company and the evolving regulatory governance landscape, the Board expanded the Nominating and Governance Committee to become the Nominating and ESG Committee and expanded its principal functions to emphasize our commitment to environmental, social, sustainability and corporate responsibility matters.

The committee has not adopted specific, minimum qualifications or specific qualities or skills that must be met by a recommended nominee. The committee seeks to ensure that the members of the Board and each committee satisfies all relevant NYSE listing standard requirements, applicable laws and requirements of our governance documents. Director candidates are typically selected based on their integrity and character, sound, independent judgment, track record of accomplishment in leadership roles, as well as their professional and corporate expertise, skills and experience. The committee seeks to achieve a mixture of skills that are related to our business and seeks candidates who have diverse backgrounds and areas of expertise so that each member can offer a unique and valuable perspective. The nature of the specific qualifications, qualities or skills that the committee may look for in any particular director nominee is dependent on the qualifications, experience and skills of the rest of the directors at the time of any vacancy on the Board. We value the benefits that diversity can bring and are committed to the promotion of a diverse management team and Board that reflects the diverse nature of our stockholders and our business. We think broadly about diversity and recognize that it can include, but is not limited to, gender, sexual orientation, ethnicity, generation, age, background, education, experiences, abilities, and skills. We are committed to a diverse and inclusive culture which solicits multiple perspectives and is free of bias and discrimination. We believe that considerations of diversity are, and will continue to be, an important component relating to the Board’s composition.

The Nominating and ESG Committee identifies director nominees by first evaluating the current members of the Board willing to continue in service. Current members with skills and experience that are relevant to our business and are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, if the Nominating and ESG Committee or Board decides not to re-nominate a member for re-election or if we decide to expand the Board, then the committee identifies the desired skills and experience of a new nominee consistent with the Nominating and ESG Committee’s criteria for Board service. Current members of the Board and management are polled for their recommendations. Research may also be performed or third parties retained to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate potential nominees; however, we may in the future choose to do so.

The members of the Nominating and ESG Committee are Messrs. Levin (Chairman) and Ickowicz, and Mss. Williams and Edwards. The committee held two meetings during 2025. Our Corporate Governance Guidelines and Nominating and ESG Committee charter are both available on our website at www.acresreit.com, and we will provide a printed copy to any stockholder who so requests it.

Stockholder Recommendations for Director Nominees. The Nominating and ESG Committee will consider candidates for nomination as a director recommended by stockholders, directors, officers, third-party search firms and other sources. In evaluating candidates, the committee considers the attributes of the candidate (including skills, experience, international versus domestic background, diversity and legal and regulatory requirements) and the mixture of skills and experience of the members of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. The Nominating and ESG Committee does not have a formal policy regarding the consideration of diversity in identifying candidates beyond being committed to ensuring that no person would be excluded from consideration for service as a director as a result of their gender, race, religion, creed, sexual orientation or disability. The committee will consider individuals recommended by stockholders for nomination as a director in accordance with the procedures described under “Stockholder Proposals for the 2027 Annual Meeting.” Recommendations should include the following:

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such information as may be reasonably necessary to determine whether the director candidate is independent from the stockholder that has recommended the candidate;
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such information as may be reasonably necessary to determine whether the director candidate is qualified to serve on the Board; and
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such information as may be reasonably necessary to determine whether the director candidate meets the independence standards of the NYSE.

The Board may also request such additional information concerning the proposed nominee as may be reasonably required to determine whether each person recommended by a stockholder meets the criteria discussed above and to enable us to make appropriate disclosures to stockholders.

Investment Committee. The Investment Committee reviews and approves loan originations, real estate acquisitions, preferred equity and other investments that are between $50 million and $75 million. Investments that are being used to refinance debt provided by our Manager or its subsidiaries are reviewed and approved by the independent directors of the Investment Committee. Investments under the $50 million threshold are approved only by our Manager’s investment committee, and investments valued in excess of $75 million, preferred and equity investments and investments to be co-originated between us and an affiliate of our Manager are reviewed by the Investment Committee and approved by our full Board. The members of the committee are Messrs. Fogel (Chairman), Ickowicz and Kessler. The committee held four meetings during fiscal year 2025.

Stockholder Ability to Amend Bylaws. In March 2020, our Board approved an amendment and restatement of our bylaws to allow our stockholders to amend the bylaws by the affirmative vote of a majority of the votes entitled to be cast on the matter by stockholders entitled to vote. Prior to this amendment, as permitted under Maryland law, our stockholders did not have the right to amend our bylaws. The Board’s decision to adopt this change was the result of extensive consideration and took into account many factors, including our commitment to strong corporate governance practices.

Communication with the Board. The Board has established a process for stockholders to send communications to it. Stockholders may communicate with the Board, or any director or committee chairperson, by writing to such parties in care of Jaclyn Jesberger, Secretary, ACRES Commercial Realty Corp., 390 RXR Plaza, Uniondale, NY 11556. Communications addressed to the Board generally will be forwarded either to the appropriate committee chairperson, all directors or the individual directors to whom the communication is addressed. Communications may be submitted confidentially and anonymously. Under certain circumstances, we may be required by law to disclose the information or identity of the person submitting the communication. No action was taken by the Board as a result of any communication received during fiscal year 2025 from a stockholder. Some concerns communicated to the Board also may be referred to our internal auditor or our Chief Legal Officer. The Chairman of the Board or the Chairman of the Audit Committee may direct that concerns be presented to the Audit Committee, or to the full Board, or that they otherwise receive special treatment, including retention of external counsel or other advisors.

Attendance at Annual Meetings. We do not have a formal policy regarding Board member attendance at our annual meeting of stockholders. All of our Board members attended last year’s annual meeting of stockholders, and we anticipate that all of them will attend the Meeting.

Director Orientation and Continuing Education. We believe that director orientation and continuing education are important to the Board’s ability to fulfill its responsibilities and enhance the overall effectiveness and performance of the Board. New directors participate in an onboarding process, which includes meetings with senior management, presentations on the Company’s strategic plans, financial statements and key issues, policies and practices. The Company requires directors to participate in continuing education programs on corporate governance, and the Company is a member of the Corporate Board Member Network (formerly known as the Corporate Board Member Institute), which gives directors access to board education programs, conferences and other resources.

Stockholder Engagement. We make a conscious effort to engage with our stockholders, virtually or in person, by regularly attending investor conferences, commercial real estate conferences and holding one-on-one meetings and calls with stockholders and potential investors to gain a better understanding of the issues that are important to them. These meetings include existing stockholders who own our common, preferred or convertible securities as well as prospective investors and research analysts. Since our last annual meeting, we have engaged and continue to engage with many of our stockholders including our largest stockholders. Our management team discusses investment strategies, competitive positioning of the company and our financial performance and historical financial results as well as environmental and sustainability matters. Our continuous dialogue helps ensure that our interests remain well aligned with those of our stockholders.

Board Leadership Structure and Role in Risk Oversight

Our Corporate Governance Guidelines provide for the separation of the offices of Chairman and Chief Executive Officer. Currently, Andrew Fentress serves as Chairman of the Board and Mark Fogel serves as Chief Executive Officer and President. We believe separating the Chairman of the Board and Chief Executive Officer positions provides the most effective leadership structure. It allows the Board to benefit from having two strong voices bringing separate views and perspectives to meetings and gives us the benefit of the significant expertise that both Messrs. Fentress and Fogel have in finance and real estate.

Risk management, led by our officers and the Board, is a company-wide function that is an integrated effort to identify, assess and manage risks that may affect our ability to execute on our business strategy and fulfill our business objectives. The Board’s role is to oversee this function. The Board regularly reviews information regarding our operational, financial, legal, data security and strategic risks. Specifically, senior management personnel attend quarterly meetings of the Board, provide presentations on operations including significant risks, and are available to address any questions or concerns raised by our Board. The Board continuously reviews our corporate governance structure and evaluates whether any changes are necessary or desirable.

The Audit Committee enhances the Board’s oversight of risk management. The Audit Committee’s role is also one of oversight, recognizing that management is responsible for executing our risk management policies. The Audit Committee’s responsibilities include discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Audit Committee also discusses guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also oversees our internal audit function and is responsible for monitoring the integrity, and ensuring the transparency, of our financial reporting processes and systems of internal controls regarding finance, accounting and regulatory compliance. Additionally, the Audit Committee monitors and evaluates potential credit risks with respect to our investments to address changing conditions as well as oversees the internal controls relating to credit risk management and disclosure. As discussed below, the Audit Committee also reviews and discusses information technology and cybersecurity. The Audit Committee incorporates its risk oversight function into its regular reports to the Board.

The Compensation Committee and the Nominating and ESG Committee assist the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and risks associated with Board organization, membership and structure, succession planning, corporate governance and sustainability and corporate responsibility matters. The Board reviewed with the Compensation Committee its compensation policies and practices applicable to our Manager that could affect our assessment of risk and risk management. Following such review, the Board determined that our compensation policies and practices, pursuant to which we pay no cash compensation to our officers and our Manager’s employees (with the exception of reimbursements for certain officers, which we discuss in the Compensation Discussion and Analysis) because they are compensated by our Manager, do not create risks that are reasonably likely to have a material adverse effect on us.

The Investment Committee exercises the authority of the Board to supervise our Manager’s compliance with the investment guidelines approved by the Board and to approve any proposed investments within the limits set forth in the investment guidelines described above.

Succession Planning. Although the Board reviews succession and development plans annually, in 2022 we adopted a Succession Planning Policy that governs ACRES. The Succession Planning Policy addresses the succession plan for key positions, including our Chief Executive Officer and Chief Financial Officer, as well as policies for selection and succession in the event of incapacitation, emergency situations, operational needs, retirement or resignation and development plans for potential successors.

Cybersecurity. Oversight of cybersecurity is a joint responsibility of the Board and the Audit Committee. With respect to cybersecurity risk oversight, the Audit Committee as well as the Board receive periodic reports and/or updates from management on the primary cybersecurity risks that we and our Manager face and the measures we and our Manager are taking to mitigate such risks, including the development and implementation of policies, procedures, standards and technical measures to create an environment that is designed to minimize exposure to cyber threats and recovery from adverse events, if any. Additionally, the Audit Committee and Board receive updates from management regarding changes to our cybersecurity risk profile or certain newly identified risks.

The Audit Committee as well as the Board consider our cybersecurity posture and risk exposure with management, taking into consideration our operations and the types of data retained on our systems as part of its periodic review of our risk management. The Audit Committee and the Board review our cybersecurity program and risk exposure with management on at least an annual basis and receives periodic reports from our cybersecurity compliance firm on the primary cybersecurity risks that we and our Manager face and the measures we are taking to mitigate such risks. The Audit Committee or the Board may also conduct additional cybersecurity reviews or receive additional updates or reports as they deem necessary.

Our cybersecurity program is composed of various controls and activities performed in order to identify, protect, detect, respond to cybersecurity threats. We contract with a third-party IT firm and cybersecurity compliance consultant who lead our cybersecurity risk management and risk assessment processes and have experience in managing information systems, developing cybersecurity strategy, implementing information security and cybersecurity programs, identifying and assessing cybersecurity risks and establishing incident response plans. They provide threat detection and conduct semi-annual testing on our systems. In addition to regularly reviewing and refining our protection strategies, we regularly assess personnel cyber knowledge and conduct cybersecurity training which is an annual requirement for all personnel. We also conduct phishing tests and follow-up education to ensure we are vigilant against this prevalent form of assault on company information and engage in annual risk assessments to identify emerging information security risks and maintain controls and related activities generally designed to align with National Institute of Standards and Technology Cybersecurity Framework (NIST CSF). We also maintain a cybersecurity insurance policy. We are not aware of any material security breach to date. A full description of our procedures for managing and disclosing cybersecurity risks and incidents can be found in Section 1C of our Annual Report on Form 10-K submitted with the Securities and Exchange Commission on March 9, 2026.

Business Continuity. We have a business continuity plan to ensure the safety of our personnel, facilities and business functions in the event of a disaster. We have established a corporate culture and company-wide focus on business continuity preparedness. Throughout this process, we reviewed potential disruption scenarios to identify and prioritize the systems and procedures that impact our ability to maintain continuity and have developed the tools and resources to allow us to perform nearly all our corporate functions from remote locations with little to no downtime. We periodically test our preparedness by conducting simulated outages to evaluate the quality of our preparation. Our critical assessment and enhancement of these capabilities has positioned us well for continuing to perform during these challenging times.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers and persons holding more than ten percent of any class of our equity securities, are required to file with the SEC initial reports of their ownership of our common stock and reports of changes in such ownership. Based solely on a review of reports filed with the SEC, or written representations from our directors and executive officers, we believe that during fiscal year 2025, our directors, executive officers, and ten percent stockholders were in compliance with the reporting requirements of Section 16(a).

Corporate Responsibility: Environmental, Social and Governance

We recognize the importance of environmental, social and governance issues and incorporate these considerations into our business practices and decision-making processes. We are a real estate finance company that primarily focuses on originating, holding and managing commercial real estate mortgage loans and may hold equity investments in commercial real estate property through direct ownership and joint ventures. As an externally managed company, our day-to-day operations are managed by our Manager and our executive officers under the oversight of our Board. Our executive officers are employees of our Manager. As such, many of the corporate responsibility initiatives undertaken by ACRES are relevant to and impact our business and the business decisions made on our behalf by employees of our Manager.

Through ACRES, we demonstrate our commitment to corporate responsibility and sustainability that is built on a strong foundation of transparency, governance and ethics. We are committed to operating with integrity, contributing to the local communities surrounding our offices, promoting diversity and inclusion and being thoughtful stewards of natural resources. ACRES also has a dedicated ESG committee that provides oversight and oversees our policies and operational controls for environmental, social and governance risk and is composed of employees from varying departments. The ESG Committee meets periodically to set goals and implementation timelines and monitor progress and results. The ESG Committee is also supported by our Board’s Nominating and ESG Committee that oversees our strategies related to corporate responsibility and sustainability. The ESG Committee is also supported by the full Board and communicates with them as well as across the organization to facilitate continuous improvement.

Below are highlights of our corporate responsibility initiatives and those of ACRES that are relevant to us and our business.

Environmental — We are committed to environmental sustainability. As an organization, we believe that we create a relatively small environmental footprint. Nevertheless, we believe in promoting a sustainable environment by using resources as efficiently and responsibly as practicable and we are focused on minimizing the environmental impact of our business where possible.

Sustainability Practices

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Instituted the “ACRES Protects an Acre” initiative in 2022 where we make a donation in connection with each loan we close to a nonprofit organization whose mission is to protect acres of vulnerable land.
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Locating our corporate headquarters to an Energy Star® certified building.
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Employing LED lighting throughout the office.
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Using Energy Star® certified computers, monitors, fixtures, and appliances.
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Using filtered water coolers and providing each employee with branded reusable water bottles to encourage decreased bottled water consumption.
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Recycling of electronic equipment, ink cartridges and packaging.
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Eliminating single-use plastic through recycling initiatives and providing reusable cups, glasses, cutlery, and dishes.
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Curbing office paper usage by emphasizing electronic communications and record storage as well as default print to double-sided printing on all copy machines to minimize printing volume.
•
Encouraging the use of public transportation by employees by implementing a pre-tax public transit program and flexible telecommuting policy.

Commercial Real Estate Sustainability & Investment Process

Managing the environmental risks associated with the properties securing each of our loans has always been a critical component of our investment and asset management processes. We evaluate environmental risks associated with our investments as part of the underwriting process. Prior to making an investment, we undertake a comprehensive due diligence analysis, employing internal ESG screening criteria, evaluating ESG risks and opportunities, including climate change risks and other portfolio-wide considerations. Our originations and business development team evaluates the borrower’s and sponsor’s ESG strengths and weaknesses based upon its own internal research process, third-party research and diligence and conversations with borrowers, counterparties and intermediaries as well as onsite visits and inspections. Our originations and business development team views ESG data as another input alongside traditional fundamental financial analysis when making investment decisions.

Additional ESG factors that we analyze as part of the loan underwriting include an evaluation of affordability considerations and consideration of sustainability and environmental impact of a property. We perform ESG diligence on potential investment sponsors, including responsible investing, anticorruption and anti-money laundering evaluations. We utilize environmental guarantees to ensure ongoing sponsor compliance with applicable laws and regulations and perform ongoing reviews of property owners and tenants.

We focus on and evaluate environmental risks associated with the properties that secure our loans.

•
A Phase I environmental site assessment is performed to identify environmental conditions at the underlying properties that may have a material impact on the property being assessed or its immediate surrounding area. If issues are identified, we run a Phase II environmental site assessment and require remediation prior to closing the loan.
•
An assessment of a property’s sustainability and marketability is conducted through the review of characteristics including, but not limited to, tenant amenities such as bike storage and repair facilities, neighborhood walkability ratings, planned energy and water consumption, planned waste diversion and green building certifications.
•
We conduct periodic site visits which include physical inspection of the assets, including environmental considerations.
•
We commission environmental assessments by third-party experts who analyze and provide their opinions on environmental risks.

We include representations, warranties and covenants in our loan documents to ensure ongoing sponsor compliance with all applicable environmental laws and receive an environmental indemnity from a creditworthy guarantor, or satisfactory environmental insurance, to provide recourse protection for any potential liability we may incur relating to environmental matters.

Compliance with Environmental Regulations

ACRES partners with sponsors to remediate any material environmental concerns prior to the origination of a loan and requires documentary provisions, such as representations and warranties, covenants, indemnities and other provisions governing environmental matters to ensure ongoing sponsor compliance with applicable environmental laws.

Social — Our greatest strength and most important asset are the members of the ACRES team, and their overall well-being is paramount. ACRES ensures that its employees have a rewarding, supportive, and healthy working environment in which to thrive and endeavors to support their success in all things. ACRES provides employees with opportunities for growth and development as well as a wide variety of resources to support their work and personal lives.

Human Capital Management Policies and Practices

•
ACRES is committed to providing equal employment opportunities to all employees and applicants for employment without regard to any class or status protected by law. This policy also applies to all terms and conditions of employment.
•
ACRES has an anti-harassment policy and administers a comprehensive annual training program for all employees, which enables employees to foster diversity, prevent and respond to sexual harassment, create a respectful workplace environment, without fear of discrimination or retaliation.
•
ACRES also has an established non-retaliation policy, which is intended to create an environment where employees can act without fear of reprisal or retaliation.
•
All employees have the ability to request reasonable accommodations if required due to a disability, religious requirement, pregnancy, childbirth, or a related medical or common condition.
•
We have an Anti-Harassment and Discrimination Hotline that provides an anonymous method of reporting suspected compliance violations, unlawful or unethical behavior, or fraud.
•
We have a Whistleblower Reporting System available 24 hours a day and a Whistleblower Policy, which sets forth procedures for making anonymous reports regarding accounting, auditing and other matters and provides for the protection of anyone making such a report.

Diversity and Inclusion

•
Our diversity initiatives are applicable, but not limited, to our practices and policies on recruitment and selection, compensation and benefits, professional development and training, promotions, transfers, social and recreational programs, and the ongoing development of a work environment built on the premise of gender and diversity equity.
•
21% of ACRES’ employees are women and 29% of ACRES’ women hold a position on ACRES’ senior leadership team.
•
15% of ACRES’ employees are minorities and 29% hold a position on the ACRES’ senior leadership team.

•
50% of our named executive officers are female and 25% of our named executive officers are minorities.

Employee Engagement, Training and Development

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ACRES runs training programs annually for its employees, including training in anti-money laundering, cybersecurity and sexual harassment.
•
ACRES conducts an annual compliance training program in addition to an initial onboarding training designed to familiarize its employees and personnel with compliance policies and procedures and certain regulatory issues that may arise, including but not limited to topics such as confidentiality, data protection and privacy, communications, code of ethics and fiduciary duties.
•
ACRES offers a wide range of educational and professional development opportunities to help employees advance their careers and maximize the impact they can add to ACRES. Employees are offered opportunities in a number of areas, including professional development and are offered an annual stipend to use toward the professional development of their choosing.

Employee Benefits

•
ACRES’ employee benefits are comprehensive and competitive. In addition to robust health and retirement offerings, ACRES provides its employees with a wide variety of quality of life benefits, including life insurance for employees and their families, flexible spending account and dependent care account policies, a commuter subsidy program, an educational assistance program and reimbursement of costs for pursuing and maintaining job-related professional licenses, and membership in career- related professional organizations and associations.

Governance — We are committed to strong alignment with our stakeholders in governance, ethics, and compliance. We operate under a code of business conduct and ethics, and all ACRES employees are required to undertake compliance training annually.

Board Composition and Effectiveness

•
We seek to ensure that our Board is composed of members whose experience, qualifications, attributes and skills, allow the Board to execute its oversight responsibilities.
•
Our Board comprises a majority of independent Board members (six out of the nine director nominees are independent) and each of its committees, with the exception of the Investment Committee, is composed solely of independent directors.
•
The Board conducts regular meetings of independent directors without management and with independent auditors.
•
Directors maintain open communication and strong working relationships among themselves and regular access to management.
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Directors conduct a robust annual Board and committee self-assessment process.
•
In early 2022, we emphasized our commitment to corporate citizenship and sustainability by expanding the Nominating and Governance Committee to become the Nominating and ESG Committee and updated its charter to reflect its broader responsibilities.

Governance Policies

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We have a policy prohibiting speculative trading in our securities with a prohibition on the pledging and hedging of our securities.
•
We have a whistleblower policy that sets forth procedures for making anonymous reports and provides for the protection of anyone making such a report as well as an externally administered whistleblower hotline.
•
We have a Policy for the Recovery of Erroneously Awarded Compensation (“clawback policy”) to provide for the recovery of erroneously awarded incentive-based compensation from executive officers and the Manager under the Management Agreement.

•
We have written Board and Committee charters with annual self-assessments and reviews of the charters.
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Our Board is not classified and each of our directors is subject to re-election annually.
•
Our stockholders have the right to amend our bylaws.
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We annually submit “say on pay” advisory votes to stockholders for their consideration and vote.
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We have a rigorous annual board self-evaluation and director re-nomination process.
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Our Corporate Governance Guidelines limit director membership on other public companies to prevent over-boarding.
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Our Bylaws include a majority voting standard for the election of directors in uncontested elections.
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Under our Corporate Governance Guidelines, any director who fails to receive the required vote in the uncontested election, shall submit an offer of resignation for consideration by the Nominating and ESG Committee.
•
Our Corporate Governance Guidelines provide for the separation of the offices of Chairman and Chief Executive Officer and we believe separating these positions provides the most effective leadership structure. It allows our Board to benefit from having two strong voices bringing separate views and perspectives.
•
We have no poison pill.

Financial Disclosures

•
We maintain “disclosure controls and procedures,” as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act, that are designed to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

Anti-Corruption and Related Due Diligence

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ACRES completes an anti-corruption review prior to the origination of a loan, typically including the commission of global OFAC and politically exposed person searches of all relevant individuals and entities, and requires documentary provisions such as representations and warranties, covenants, indemnities and other provisions governing anti-corruption, anti-money laundering and anti-terrorism compliance.
•
ACRES conducts risk-based due diligence on transaction counterparties as part of a robust “know your customer” governance process. The diligence team typically obtains background and due diligence searches through reputable third-party search companies, the scope of which includes OFAC, anti- money laundering compliance, litigation, bankruptcy, judgments, the Uniform Commercial Code and other public registry filings.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to all directors, officers and employees. We will provide to any person without charge, upon request, a copy of our code of business conduct and ethics. Any such request should be directed to us as follows: ACRES Commercial Realty Corp., 390 RXR Plaza, Uniondale, NY 11556, Attention: Secretary. Our code of business conduct and ethics is also available on our website at www.acresreit.com.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consisted of Messrs. Kessler, Levin and Neff during fiscal year 2025. None of them was an officer or employee of ours or any of our subsidiaries or affiliated companies during fiscal year 2025 or was formerly an officer or employee of ours, with the exception of Mr. Kessler who served as an officer until 2009. None of our executive officers was a director or executive officer of any entity of which any member of the Compensation Committee was a director or executive officer during fiscal year 2025.

Report of the Audit Committee

The Audit Committee has approved the following report.

In connection with its function of overseeing and monitoring the Company’s financial reporting process, and the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), the Audit Committee has:

•
reviewed and discussed the Company’s consolidated financial statements included in the 2025 Annual Report with the Company’s management;
•
discussed with the Company’s independent registered public accounting firm at the time, Ernst & Young LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;
•
received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP the independence of Ernst & Young LLP; and
•
based on the review and discussions referred to above, recommended to the Board of Directors that the consolidated audited financial statements be included in the 2025 Annual Report for filing with the SEC.

The Audit Committee has provided this report. This report shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors:

P. Sherrill Neff, Chairman

Karen Edwards

Steven J. Kessler

2025 DIRECTOR COMPENSATION

In this section we describe, or reference, our compensatory arrangements with all persons who served as directors on our Board in 2025. These arrangements include (a) our arrangements with a director who is also a named executive officer, or NEO (defined below), (b) our compensation packages for our directors who are independent and are compensated for their services as a director, and (c) our arrangements with directors who are affiliated with our Manager. Our arrangements with Mr. Fogel, who is a NEO as well as a director, is further described below under “Executive Compensation.” Our arrangements with our non-employee directors are described in this section. As described below in “Certain Relationships and Related Party Transactions,” subject to the internalization discussed in this proxy statement, we are currently an externally managed REIT and, on July 31, 2020, our management contract was acquired by the Manager (the “ACRES Transaction”). In connection with the ACRES Transaction, two directors affiliated with the Manager, Messrs. Fentress and Fogel, were appointed to the Board. The arrangements with these directors are described in this section in the footnotes to the table below.

Non-employee directors receive an annual $100,000 cash retainer for their compensation, paid quarterly, plus the cash compensation they receive for serving on various committees. The annual pay package is designed to attract and retain highly-qualified, independent directors to represent our stockholders. In addition, the members of the Investment Committee (Messrs. Ickowicz and Kessler) each received an additional $30,000 in cash, the members of the Audit Committee (Messrs. Neff and Kessler, and Ms. Edwards) each received an additional $10,000 in cash, and the members of the Compensation Committee (Messrs. Kessler, Levin and Neff) each received an additional $5,000 in cash. In addition, the chairmen of the Audit Committee and the Compensation Committee (Messrs. Neff and Kessler, respectively) each received an additional $5,000 in cash for service as chairmen of those committees.

Directors are also eligible for restricted stock grants that are tied to our achievement of performance parameters using our book value as a benchmark. See “Compensation Discussion and Analysis” below.

The following table sets forth director compensation for each of our directors who served at any time during 2025:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Total
David Bryant	$100,000	$100,000
Karen Edwards	110,000	110,000
Gary Ickowicz	130,000	130,000
Steven J. Kessler	150,000	150,000
Murray S. Levin	105,000	105,000
P. Sherrill Neff	120,000	120,000
Dawanna Williams	100,000	100,000
Andrew Fentress(1)	—	—
Mark S. Fogel(1)	—	—

(1)
Messrs. Fentress and Fogel do not receive compensation for their service as directors. In connection with the ACRES Transaction, Messrs. Fentress and Fogel were appointed as directors. Messrs. Fentress and Fogel are compensated by our Manager, which receives management fees and reimbursement of certain expenses from us pursuant to the Management Agreement. See “Certain Relationships and Related Party Transactions.” Messrs. Fentress and Fogel will receive no other compensation for their services other than incentive awards which may be granted in the future.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes our executive compensation program for 2025. We use our executive compensation program to attract, motivate and retain our named executive officers (“NEOs”) and other executives. In particular, we will explain how the Compensation Committee of the Board made 2025 compensation decisions for our NEOs:

•
Mark S. Fogel, our Chief Executive Officer and President;
•
Eldron C. Blackwell, our Senior Vice President and Chief Financial Officer;
•
Jaclyn A. Jesberger, our Chief Legal Officer, Senior Vice President and Secretary; and
•
Linda Kilpatrick, our Vice President, Chief Accounting Officer and Controller.

Objectives of Our Compensation Program

As described below in “Certain Relationships and Related Party Transactions,” subject to the internalization discussed in this proxy statement, we are currently an externally managed REIT. Under our management contract, our manager is required to provide us with a management team, including a Chief Executive Officer and President, along with appropriate support personnel, to provide the management services to be provided by the manager to us (the "Management Agreement"). The Management Agreement also provides that the members of that team will devote such of their time to our management as may be reasonably necessary and appropriate, commensurate with our level of activity from time to time. However, the Management Agreement requires that the Manager provide us with a Chief Financial Officer who shall be fully dedicated to us and a sufficient amount of services of additional accounting, finance and investor relations professionals. The Management Agreement provides that, without regard to the amount of compensation received under the Management Agreement by the Manager, the Manager bears the expense of the wages, salaries and benefits of the Manager’s officers and employees, with the exception that we bear the expense of the Chief Financial Officer and the professionals and employees of any defined ancillary operating subsidiaries we may establish, in proportion to their percentage of time allocated to our operations.

As a result of these arrangements under the Management Agreement, we do not currently have any employees. All of our NEOs are employees of our Manager provided to be part of our management team. We have not paid any cash compensation to our NEOs. Pursuant to these arrangements, we reimburse our Manager for the wages, salary and benefits paid to certain of our NEOs in proportion to their time allocated to our business as described below under “Setting Executive Compensation – Manager and Company Roles.”

In previous years, we have made equity incentive awards to our NEOs from time to time. Our philosophy and process in making these awards are described below under “Setting Executive Compensation – Company Equity Incentives.”

Setting Executive Compensation

Manager and Company Roles. Currently, our NEOs are employees of our Manager and the determination of the base salary and cash incentive compensation paid to our NEOs is made solely by our Manager. The base salaries and cash incentive compensation paid to our Chief Financial Officer are presented to the Compensation Committee for approval. The Compensation Committee also approved the allocated portion of our Chief Accounting Officer’s and Chief Legal Officer’s base salary and bonus that were allocated to us for 2025. The analyses and determinations for our NEOs’ compensation are not based upon any particular compensation matrix or formula, but are instead based upon qualitative evaluations of their contributions to the Company.

Pursuant to the Management Agreement, we reimburse our Manager for the wages, salary and benefits paid to our Chief Financial Officer. Our Manager has allocated a portion of our Chief Accounting Officer’s and Chief Legal Officer’s salary to us for reimbursement and we also reimburse our Manager for the wages, salaries and benefits of certain of its employees who provide services to us. Subject to the exceptions noted above, our Manager bears the expense of the wages, salaries and benefits of the Manager’s officers and employees providing service to us.

We pay fees to our Manager pursuant to the Management Agreement, and although we do not control how such fees are allocated by ACRES Capital or our Manager, we believe that an unspecified portion of the base salary and cash incentive compensation paid to our NEOs is derived from fees paid by us. As discussed above, the Management Agreement does not require our NEOs to dedicate a specific amount of time to fulfilling the Manager’s obligations to us under the Management Agreement (except for our Chief Financial Officer who shall be fully dedicated to us) and does not require a specific amount or percentage of fees paid to the Manager to be allocated to the NEOs. Our Manager does not compensate its employees specifically for such services because these individuals also provide management and other services to other entities that are sponsored, managed or advised by affiliates of the Manager. As a result, the Manager is unable to fully segregate and identify the portion of the compensation paid or awarded to the NEOs by the Manager that relates solely to their services to us. Accordingly, we disclose the cash amounts paid by ACRES to our NEOs for which we reimburse our Manager in the Summary Compensation Table below. However, based upon discussions with our Manager, we estimate that the aggregate cash compensation paid to our NEOs that may reasonably be associated with their management of our company totaled approximately $1.8 million in 2025. This aggregate amount represents approximately 16% of the $11.5 million in total base management fees and expense reimbursements paid or accrued by us to our Manager in fiscal year 2025. Of this $11.5 million, we estimate that approximately 12% represented fixed compensation (e.g., salaries) and 4% represented variable compensation (e.g., performance-based bonuses). Our Manager did not use a specific formula to calculate the variable pay portion of our NEOs’ compensation. Generally, our Manager takes into account a number of factors such as the individual’s position, his or her contributions to the business, the performance of the company and market practices, and applies its discretion in considering and weighing such factors.

Company Equity Incentives. Prior to the ACRES Transaction, our Compensation Committee, from time to time, granted equity awards in the form of restricted stock to NEOs pursuant to our omnibus equity compensation plan, as amended from time to time. These awards were designed to align the interests of our NEOs with those of our stockholders, by correlating their compensation to the performance of our stock and by allowing them to share in the creation of value for our stockholders through stock price appreciation and dividends. Our former Chief Executive Officer’s incentive stock compensation was determined by the Compensation Committee. All other grants of our incentive stock compensation were recommended by our Chief Executive Officer for approval by our Compensation Committee. Our Chief Executive Officer provided the Compensation Committee with key elements of our NEOs’ performance during the year and their contribution to the Company to assist the committee in its determinations and approvals. Our Chief Executive Officer, at the Compensation Committee’s request, historically attended committee meetings to provide insight into our NEOs’ performance. These equity awards were subject to time-based vesting requirements designed to promote the retention of management, incentivize long term objectives and achieve strong performance for us.

Subsequent to the ACRES Transaction, the Compensation Committee and the Board determined that issuances of equity would be tied to our achievement of performance parameters using our book value as the appropriate benchmark. We believe that the performance parameters will create alignment of interest between our stockholders and the individuals responsible for our assets including members of the Manager and the independent directors and will also serve to create more transparency for all stockholders. The Compensation Committee will grant up to 333,333 restricted shares under the equity compensation plans when each of the following book value targets are met: $21.00, $24.00, $27.00, $30.00, $33.00 and $36.00. In May 2022, the Compensation Committee issued 10% of the restricted shares permitted to be awarded, to our directors (with the exception of Messrs. Fentress and Fogel), and the remainder of the restricted shares to the Manager when the Company reported a book value of $24.00. In May 2024, the Compensation Committee issued 10% of the restricted shares permitted to be awarded, to our directors (with the exception of Messrs. Fentress and Fogel), and the remainder of the restricted shares to the Manager when the Company reported a book value of $27.00. In March 2026, the Compensation Committee issued 10% of the restricted shares permitted to be awarded, to our directors (with the exception of Messrs. Fentress and Fogel), and the remainder of the restricted shares allowed to be issued under the ACRES Commercial Realty Corp. Manager Incentive Plan to the Manager when the Company reported a book value of $30.00. The restricted stock grants were all subject to a four-year vesting period and all future grants will be subject to such vesting period. The performance parameters apply to all grants under the equity compensation plans. Our Compensation Committee operates under a written charter adopted by our Board, a copy of which is available on our website at www.acresreit.com.

Elements of Our Compensation Program

As described above, our NEOs do not receive cash compensation from us, however, pursuant to the Management Agreement, we have agreed to reimburse our Manager for certain costs of legal, tax, accounting, consulting, auditing, administrative and other similar services rendered for us. We reimburse ACRES for the wages, salary and benefits of our Chief Financial Officer and a portion of the wages, salary and benefits of our Chief Accounting Officer and Chief Legal Officer as well as certain of Manager’s employees who provide services to us.

Historically, we have made grants of restricted stock to our NEOs, and the restricted stock grants would vest 33.33% per year over three years and have full voting and dividend rights. As discussed above, subsequent to the ACRES Transaction, the Compensation Committee and the Board determined that issuances of equity awards would be tied to our achievement of performance parameters using our book value as the appropriate benchmark. Such restricted stock will be subject to a four-year vesting period. Our NEOs did not receive grants of restricted stock for 2025, 2024 nor 2023 compensation.

Compensation and Risks

We believe that the risks material to our business are those that derive from broad-based economic trends and specific trends relating to particular loans, assets securing such loans and properties we hold. We do not believe that these risks are materially affected by, or materially arise from our compensation policies, as our compensation is in the form of equity grants that typically vest over time. We believe this encourages our executives to focus on sustained share price appreciation, rather than short-term results.

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis prepared by management. Based on this review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis prepared by management be included in this Proxy Statement and incorporated by reference into our 2025 Annual Report.

The Compensation Committee of the Board of Directors:

Steven J. Kessler, Chairman

Murray S. Levin

P. Sherrill Neff

EXECUTIVE COMPENSATION

Executive Compensation Summary

The following table sets forth certain information concerning the compensation earned for the fiscal years ended December 31, 2025, 2024 and 2023 for our NEOs:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary		Bonus		Stock Awards	All Other Compensation		Total
Mark S. Fogel(1)	2025	$—		$—		$—	$—	(1)	$—
Chief Executive Officer,	2024	—		—		—	—		—
President and Director	2023	—		—		—	—		—

Eldron C. Blackwell(2)	2025	$260,000	(3)	$125,000	(3)	$—	$14,000	(4)	$399,000
Senior Vice President and	2024	260,000	(3)	95,000	(3)	—	13,800		368,800
Chief Financial Officer	2023	212,850	(3)	94,050	(3)	—	8,462		315,362

Jaclyn A. Jesberger	2025	$414,000	(5)	$138,000	(5)	$—	$19,771	(6)	$571,771
Senior Vice President, Chief	2024	437,500	(5)	145,833	(5)	—	20,698		604,031
Legal Officer and Secretary	2023	300,000	(5)	100,000	(5)	—	13,985		413,985

Linda Kilpatrick(7)	2025	$200,000	(8)	$80,000	(8)	$—	$9,600	(9)	$289,600
Vice President and	2024	200,000	(8)	50,000	(8)	—	18,178		268,178
Chief Accounting Officer

(1)
In connection with the ACRES Transaction, effective July 31, 2020, Mr. Fogel was appointed as a director of the Company. Additionally, Mr. Fogel was appointed President and Chief Executive Officer of the Company. As described in his biography above, Mr. Fogel is affiliated with the Manager. Mr. Fogel is compensated by the Manager, which receives management fees and reimbursement of certain expenses from us pursuant to the Management Agreement. Mr. Fogel will receive no other compensation for his services to the Company other than incentive awards which may be granted in the future.
(2)
Mr. Blackwell has served as the Company’s Senior Vice President and Chief Financial Officer since January 1, 2024. His compensation for 2023 is in connection with his service as the Company’s Chief Accounting Officer and Vice President.
(3)
Commencing on August 1, 2020, Mr. Blackwell’s salary, bonus and benefits were paid by ACRES and we have reimbursed ACRES since that time. Amounts represent salary and bonus earned for the years indicated, but may not have been paid in full in the respective years.
(4)
Reflects a matching contribution under ACRES Capital’s 401(k) plan.
(5)
Reflects the pro rata portion of Ms. Jesberger’s salary and bonus that we reimbursed to our Manager. Amounts represent salary and bonus earned for the years indicated, but may not have been paid in full in the respective years.
(6)
Includes a $9,683 pro rata portion of a matching contribution under ACRES Capital’s 401(k) plan as well as a $10,088 pro rata portion of Ms. Jesberger’s automobile allowance.
(7)
Ms. Kilpatrick has served as the Company’s Chief Accounting Officer and Vice President from January 1, 2024.
(8)
Amount represents salary and bonus earned for the year indicated, but may not have been paid in full in such year.
(9)
Reflects a matching contribution under ACRES Capital’s 401(k) plan.

PAY VERSUS PERFORMANCE

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation for Mark Fogel(1)	Compensation Actually Paid to Mark Fogel(1)	Average Summary Compensation Total to NEOs(2)	Average Compensation Actually Paid to NEOs(3)	ACR Total Shareholder Return(4)	Peer Group Total Shareholder Return(5)	Net Income (Loss) (in thousands)(6)	Earnings Available for Distribution allocable to common shares (in thousands)(7)
2025	$—	$—	$420,124	$420,124	$178.28	$123.88	$27,976	$(1,869)
2024	—	—	413,670	413,670	134.92	121.85	28,695	10,941
2023	—	—	459,492	459,492	80.37	116.79	21,848	20,565
2022	—	—	385,345	385,345	69.01	104.76	10,426	10,384
2021	—	—	521,386	521,386	104.18	139.88	33,923	(457)

(1)
The dollar amounts reported in these columns are the amounts of total compensation reported and actually paid for our Chief Executive Officer (the “PEO”) for each corresponding year, as reported in the “Total” column of the Summary Compensation Table. Mr. Fogel did not receive any compensation directly from the Company as he is compensated by the Manager as discussed above.
(2)
These amounts reflect the average total compensation reported for the Company’s named executive officers (“NEOs”) as a group (excluding Mr. Fogel) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Fogel) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025 and 2024, Mr. Blackwell, Ms. Jesberger and Ms. Kilpatrick; and (ii) for 2023, 2022 and 2021, Mr. Bryant (former Chief Financial Officer), Ms. Jesberger and Mr. Blackwell.
(3)
There were no equity awards granted for any of the periods presented.
(4)
Total Shareholder Return ("TSR") is calculated by dividing (a) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment in the security, and the difference between the Company’s share price at the end and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period.
(5)
The peer group used for this purpose is the FTSE Nareit All REITs, which we also use for purposes of the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. The Total Shareholder Return is calculated using the same methodology described above in footnote 4.
(6)
Amounts reported represented the amount of net income reflected in the Company's audited consolidated financial statements for the applicable year.
(7)
For purposes of Item 402(v) of Regulation S-K, we have identified Earnings Available for Distribution ("EAD") as our Company-Selected Metric. EAD is a non-GAAP financial measure that the Company uses to evaluate its operating performance. EAD, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets, (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. EAD may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items.

Tabular List of Performance Measures

The list below includes the three financial performance measures that in our assessment represent the most important financial performance measures used to link compensation actually paid to our NEOs for 2025 to company performance.

Financial Performance Measures
EAD
Book Value
Production

Description of Relationships Between Compensation Actually Paid and Performance

The graphs below describe, in a manner compliant with the relevant rules, the relationship between Compensation Actually Paid and the individual performance measures shown.

Compensation Actually Paid vs. TSR Performance $600,000 $160 $500,000 $140 $400,000 $120 $300,000 $100 $80 $200,000 $60 $100,000 $40 $20 $0 $0 ($100,000) ($20) ($200,000) ($40) Compensation Actually Paid Total Shareholder Return ($100 Investment) 200 2021 2022 Compensation Actually Paid to PEOs Average compensation Actually Paid to NEOs ACR TSR Peer Group TSR

Compensation Actually Paid vs. Net Income $600,000 $50,000 $500,000 $0 $400,000 $300,000 $($50,000) $200,000 ($100,000) $100,000 ($150,000) $0 ($100,000) ($200,000) ($200,000) ($250,000) 2020 2021 2022 Compensation Actually Paid Net Income (in thousands) Compensation Actually Paid to PEOs Average Compensation Actually Paid to NEOs Net Income

Compensation Actually Paid vs. EAD $600,000 $50,000 $500,000 $0 $400,000 $300,000 ($50,000) $200,000 ($100,000) $100,000 ($150,000) $0 ($100,000) ($200,000) ($200,000) ($250,000) 2020 2021 2022 Compensation Actually Paid EAD (in thousands) Compensation Actually Paid to PEOs Average Compensation Actually Paid to NEOs EAD

Compensation Actually Paid vs. EAD
Compensation Actually Paid
EAD (in thousands)
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$50,000
$0
($50,000)
($100,000)
($150,000)
($200,000)
($250,000)
2021
2022
2023
2024
2025
Compensation Actually Paid to PEOs
Average Compensation Actually Paid to NEOs
EAD

CEO PAY RATIO

As an externally managed company, we do not have any direct employees. Also, Mr. Fogel, our Chief Executive Officer, does not receive any direct compensation from us for his services and we do not reimburse any affiliate for compensation paid to Mr. Fogel. Accordingly, the CEO to median employee pay ratio is not applicable.

GRANTS OF PLAN-BASED AWARDS TABLE

During 2025, we did not make any restricted stock awards to our NEOs and there were no stock options granted during 2025.

Potential Post-Employment Payments

We do not have employment or severance agreements with any of our NEOs and, except as set forth below, are not obligated to make any payments to our NEOs upon termination of employment. Pursuant to our stock award agreements, in the event that any NEO’s service is terminated (except in the case of death or disability), all unvested stock awards will immediately be forfeited by the NEO unless otherwise approved by the Compensation Committee at the time of termination. Additionally, if any NEO commits any act of malfeasance or wrongdoing affecting us or our affiliates, breaches any covenant not to compete or an employment contract with us or an affiliate or engages in conduct that would warrant its discharge for cause, all unvested stock awards will immediately be forfeited.

Anti-Hedging and Pledging Policies

We have a policy prohibiting directors, officers and employees from speculative trading in our securities, including hedging transactions, short selling, trading in put options, call options or other derivative securities or holding our securities in margin accounts. Our policy also prohibits directors, officers and employees from pledging our securities as collateral for a loan, except in certain limited circumstances and subject to prior approval by our Chief Legal Officer. To our knowledge, all such individuals are in compliance with these policies.

Clawback Policy

Effective December 1, 2023, our Board adopted a Policy for the Recovery of Erroneously Awarded Compensation (“clawback policy”) in accordance with Section 10D of the Exchange Act, Rule 10D-1 promulgated under the Exchange Act and the NYSE listing standards. In the event the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under U.S. federal securities laws, the clawback policy requires the Company to recover erroneously awarded incentive-based compensation received by our current and former executive officers as well as the Manager under the Management Agreement, to the extent that compensation was based on the attainment of a financial reporting measure. The amount recoverable is the compensation received by the executive or the Manager that exceeds the amount of Incentive-Based Compensation that otherwise would have been received had it been determined based on the restated amounts. The Compensation Committee administers the clawback policy.

Say on Pay Vote

At our 2025 annual meeting of stockholders, we provided our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, our executive compensation. The description of the compensation of our NEOs in our proxy statement for our 2025 annual meeting included, and this Proxy Statement includes, additional information relating to the portion of the management fee that was allocated to aggregate NEO compensation as well as the proportion of fixed versus variable pay. Approximately 93% of the votes cast at our 2025 annual meeting of stockholders voted in favor of our executive compensation as described in our proxy statement for the 2025 annual meeting of stockholders. We believe this reflects general stockholder support for our executive compensation program and philosophy. Based upon this feedback, the Compensation Committee determined to continue our current compensation practices as described herein.

Equity Compensation Plan Information

The following table summarizes certain information about our 2005 Stock Incentive Plan, Third Amended and Restated Omnibus Equity Compensation Plan and ACRES Commercial Realty Corp. Manager Incentive Plan, our only compensation plans under which our equity securities are authorized for issuance, as of December 31, 2025.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
Equity compensation plans approved by security holders:
Restricted stock(1)	328,586	N/A
Equity compensation plans not approved by security holders	N/A	N/A
Total	328,586		700,822

(1)
All restricted stock awards consist of unvested shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Relationships and Related Party Transactions

Relationship with ACRES. Our Manager is a subsidiary of ACRES Capital Corp., a private commercial real estate lender exclusively dedicated to nationwide middle market CRE lending with a focus on multifamily, student housing, hospitality, industrial and office property in top US markets. Andrew Fentress, our Chairman, serves as Managing Partner, and is a shareholder and board member of ACRES Capital Corp. and Mark Fogel, our President, Chief Executive Officer and Director, serves as its Chief Executive Officer and President and is also a shareholder and board member of Acres Capital Corp.

Management Agreement

We have a Management Agreement with our Manager pursuant to which our Manager provides the day-to-day management of our operations. The agreement was amended and restated on July 31, 2020 in connection with the ACRES Transaction and further amended on February 16, 2021, May 6, 2022 and February 15, 2024. The Management Agreement requires our Manager to manage our business affairs in conformity with the policies and investment guidelines established by our Board. Our Manager provides its services under the supervision and direction of our Board. Our Manager is primarily responsible for the selection, purchase and sale of our portfolio investments, our financing activities and providing us with investment advisory services. Our Manager and its affiliates also provide us with a Chief Financial Officer and a sufficient number of additional accounting, finance, tax and investor relations professionals. Our Manager receives fees and is reimbursed for its expenses as follows:

•
A monthly base management fee equal to 1/12th of the amount of our equity multiplied by 1.50%. Under the Management Agreement, “equity” is equal to the net proceeds from issuances of shares of capital stock (or the value of common shares upon the conversion of convertible securities), after deducting any underwriting discounts and commissions and other expenses and costs relating to such issuance, plus or minus our retained earnings (excluding non-cash equity compensation incurred in current or prior periods) less all amounts we have paid for common stock and preferred stock repurchases. The calculation is adjusted for one-time events due to changes in GAAP, as well as other non-cash charges, upon approval of our independent directors.
•
An incentive management fee calculated and payable in arrears in an amount, not less than zero, equal to the excess of (1) the product of (a) 20% and (b) the excess of (i) our EAD for the previous 12-month period, over (ii) the product of (A) our book value equity in the previous 12-month period, and (B) 7% per annum, over (2) the sum of any incentive compensation paid to our Manager with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive compensation shall be payable with respect to any calendar quarter unless core earnings for the 12 most recently completed calendar quarters (or such lesser number of completed calendar quarters from September 30, 2022) in the aggregate is greater than zero.
•
Per loan underwriting and review fees in connection with valuations of and potential investments in certain subordinate commercial mortgage pass-through certificates, in amounts approved by a majority of the independent directors.
•
Reimbursement of expenses for personnel of our Manager or its affiliates for their services in connection with the making of fixed-rate commercial loans by us, in an amount equal to one percent of the principal amount of each such loan made.
•
Reimbursement of out-of-pocket expenses and certain other costs incurred by our Manager and its affiliates that relate directly to us and our operations.
•
Reimbursement of our Manager’s (and its affiliates’) expenses for (A) the wages, salaries and benefits of our Chief Financial Officer and (B) a portion of the wages, salaries and benefits of our accounting, finance, tax and investor relations professionals, in proportion to such personnel’s percentage of time allocable to our operations.

Incentive compensation is calculated and payable quarterly to our Manager to the extent it is earned. Up to 75% of the incentive compensation is payable in cash and at least 25% is payable in our common stock. Our Manager may elect to receive more than 25% of its incentive compensation in common stock.

The Management Agreement’s current contract term ends on July 31, 2026, and the agreement provides for automatic one-year renewals on such date and on each July 31 thereafter until terminated in accordance with its terms.

For the year ended December 31, 2025, our Manager earned base management fees of approximately $6.4 million. No incentive management fees were earned during the year ended December 31, 2025. During the year ended December 31, 2025, we reimbursed our Manager $5.1 million for compensation expenses and costs. Also, at December 31, 2025, we had payables to our Manager pursuant to the Management Agreement totaling approximately $466,000.

On July 31, 2020, ACRES Realty Funding, Inc., formerly RCC Real Estate, Inc., our direct wholly owned subsidiary, provided a $12.0 million loan (the “ACRES Loan”) to ACRES Capital Corp. evidenced by the Promissory Note from ACRES Capital Corp. The ACRES Loan accrues interest at 3.00% per annum payable monthly. The monthly amortization payment is $25,000. The ACRES Loan matures in July 2026, subject to two, one-year extensions (at ACRES Capital Corp.’s option) subject to the payment of a 0.5% extension fee to ACRES Realty Funding, Inc. on the outstanding principal amount of the ACRES Loan. On March 13, 2025, we amended and restated the Promissory Note. The ACRES Loan was amended and restated to: (i) be issued by ACRES Holdings, LLC, (ii) provide for a six month option for ACRES Capital Corp. to draw an additional balance of $7.0 million, and (iii) if such option is exercised, (a) to extend the maturity to July 31, 2031, (b) increase the interest rate to 5% and (c) increase the monthly amortization to $50,000. The six month option period ended and was not exercised. During the year ended December 31, 2025, we recorded interest income of $320,000 on the ACRES Loan. At December 31, 2025, the ACRES Loan had a principal balance of $10.4 million and had no interest receivable.

We retained equity in two securitization entities that were structured for us by our Manager. Under the Management Agreement, our Manager was not separately compensated by us for executing these transactions and was not separately compensated for managing the securitization entities and its assets. The two securitizations were liquidated during March 2025.

Relationship with ACRES Mortgage Loan Funding, LLC. In July 2025, we sold $45.8 million of a $72.0 million CRE whole loan commitment that originated in the second quarter of 2025 to ACRES Mortgage Loan Funding, LLC. We transferred $344,000 of the origination fee related to the portion of this CRE whole loan to ACRES Capital, LLC. No loans were co-originated during the year ended December 31, 2025.

Relationship with ACRES Capital Servicing LLC. Under the MassMutual Loan Agreement, ACRES Capital Servicing LLC (“ACRES Capital Servicing”), an affiliate of ACRES Capital Corp. and the Manager, served as the portfolio servicer. Additionally, ACRES Capital Servicing served as the special servicer of ACR 2021-FL1 and ACR 2021-FL2 prior to their liquidation in March 2025. In February 2026, we closed the 2026-FL4 securitization transaction and ACRES Capital Servicing serves as special servicer. During the year ended December 31, 2025, ACRES Capital Servicing received no portfolio servicing fees and earned $182,000 in special servicing fees.

Relationship with ACRES Collateral Manager, LLC. ACRES Collateral Manager, LLC, an affiliate of ACRES Capital Corp. and the Manager, served as the collateral manager of ACR 2021-FL1 and ACR 2021-FL2, a role for which it waived its fee. In March 2025, ACR 2021-FL1 and ACR 2021-FL2 were liquidated. In February 2026, we closed the 2026-FL4 securitization transaction and ACRES Collateral Manager, LLC serves as collateral manager, a role for which it waived its fee.

Relationship with ACRES Development Management, LLC. ACRES Development Management, LLC (“DevCo”) is a wholly owned subsidiary of ACRES Capital Corp., the parent of our Manager. DevCo acts in various capacities as a co-developer or owner’s representative for direct equity investments within our portfolio. In November 2021, December 2021 and April 2022, the joint venture entities of the three CRE equity investments acquired through direct investment entered into development agreements with DevCo (the “Development Agreements”).

Pursuant to the Development Agreements, DevCo agreed to manage the development of the projects associated with each equity investment in accordance with a development standard in exchange for fees equal to between 1.25% and 1.5% of all project costs. During the year ended December 31, 2025, we did not incur nor pay fees for services rendered under the Development Agreements.

Relationship with ACRES Share Holdings, LLC. During the year ended December 31, 2025, we did not issue any shares to ACRES Share Holdings, LLC, a subsidiary of our Manager, in connection with the incentive compensation payable to the Manager under the Management Agreement. In March 2026, we issued a total of 204,765 shares of common stock under our Manager Incentive Plan to ACRES Share Holdings, LLC after we reached the established per share book value target of $30.00 per share. Each grant vests 25% over four years. Additionally, in March 2026, we granted ACRES Share Holdings, LLC a stock ownership waiver allowing it to exceed the 9.8% ownership limitations set forth in our charter. The stock ownership waiver allows ACRES Share Holdings, LLC to hold up to 18% of our outstanding shares of common stock.

Relationship with McCallum JV. In September 2024, ACRES Realty Funding, Inc., our direct, wholly owned subsidiary, entered into a $33.7 million senior loan commitment and a $1.5 million mezzanine loan commitment with McCallum JV in which we hold a 50% interest. The loans have an initial maturity date of September 5, 2027. The senior loan has a rate of one-month Term SOFR plus a spread of 2.75%, while the mezzanine loan has a fixed rate of 20.00%. At December 31, 2025, the senior loan was fully funded, while the mezzanine loan had an outstanding balance of $1.4 million.

Relationship with Pacmulti JV. In March 2025, ACRES RF, a direct, wholly owned subsidiary, entered into a $70.8 million senior loan commitment and a $13.5 million mezzanine loan commitment with Pacmulti JV in which we hold a 50% interest. The loans have an initial maturity date of May 5, 2030. The senior loan has a rate of one-month Term SOFR plus a spread of 3.41%, while the mezzanine loan has a fixed rate of 15.00%. At December 31, 2025, the senior loan has been fully funded, while the mezzanine loan had an outstanding balance of $12.1 million.

Relationship with AMF Levered II, LLC. During the year ended December 31, 2025, AMF Levered II, LLC, a wholly owned subsidiary of ACRES Mortgage Fund, Ltd., purchased a $125.0 million non-controlling interest in SPE 2025-1. During the year ended December 31, 2025, we allocated $4.0 million in earnings related to operations and distributed $353,000 of income, net of expenses to AMF Levered II, LLC. Additionally, at December 31, 2025, we had a distribution payable balance of $516,000. AMF Levered II, LLC owns 43% of SPE 2025-1 and assumed its proportionate share of risk in the underlying assets and the liabilities, including the JPMorgan Chase 2025 Facility.

Policies and Procedures Regarding Related Party Transactions

We have established written policies regarding investing in investment opportunities in which our Manager and ACRES has an interest and regarding investing in any investment fund or CLO vehicles structured, co-structured or managed by our Manager or ACRES.

•
We will not be permitted to invest in any investment fund, CLO structured, co-structured or managed by ACRES or its affiliates other than those structured, co-structured or managed primarily on our behalf unless approved by a majority of our independent directors. ACRES will not receive base asset management fees allocable to us from any such investment vehicle to the extent we invest in it.
•
Unless approved by a majority of our independent directors, we will not be permitted to enter into any transaction with ACRES or any investment entity or fund managed by ACRES, including but not limited to purchasing any investment from, or selling any investment to, ACRES, except that we may purchase an investment originated by ACRES if it was originated either (i) within 60 days before such investment is acquired by us or (ii) with the specific intent to sell it to us and is approved by the independent directors of the Investment Committee.
•
Investments that may be appropriate for us, on the one hand, and one or more of ACRES or investment funds or entities managed or advised by any of them, on the other hand, are generally required to be allocated between us and such other entities in accordance with ACRES’ allocation policies and procedures in effect from time to time.

Additionally, we have an Allocation Policy with our Manager that contains the policies and procedures for the allocation of investment opportunities between us and as subsidiary of our Manager involving commercial mortgage loans. Commercial loan opportunities are allocated based upon the loan’s purpose, interest rate, proposed duration and available capital. If the loan falls within the general allocation parameters and is suitable for both of us, the loan will be allocated based upon available capital, including the availability of financing.

Except as described above, we have not adopted a policy that expressly prohibits transactions between us and any of our directors, officers, employees, security-holders or affiliates. However, our code of business conduct and ethics prohibits any transaction that involves an actual or potential conflict, except for transactions permitted under guidelines that may be adopted by our Board. No such guidelines have been adopted as of the date of this proxy statement. In addition, our Board may approve a waiver of the code of business conduct and ethics for a specific transaction, which must be reported to our stockholders to the extent required by applicable law or NYSE rules.

PROPOSAL 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act requires our Board to provide our stockholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation of our NEOs as set forth in this proxy statement in accordance with the compensation disclosure rules of the SEC. This proposal is also referred to as the “Say on Pay” vote.

As discussed in the Compensation Discussion and Analysis section of this proxy statement, although we do not pay cash compensation to any of our NEOs, we do reimburse ACRES for the compensation and benefits paid to our Chief Financial Officer, and a portion of the compensation and benefits paid to our Chief Accounting Officer and Chief Legal Officer as well as certain of Manager’s employees who provide services to us. Further, as discussed in the Compensation Discussion and Analysis section, we may make awards under our equity compensation plans upon our achievement of performance parameters to align the interests of our NEOs with those of our stockholders.

This vote is non-binding. However, we highly value the opinions of our stockholders. Accordingly, the Board and the Compensation Committee will take the results of this advisory vote into consideration with respect to future executive compensation arrangements for our NEOs.

For the reasons set forth above, the Board recommends that you vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion of this proxy statement, is hereby approved.”

THE BOARD OF DIRECTORS HEREBY RECOMMENDS A VOTE FOR THE ADVISORY RESOLUTION SET FORTH IN THIS PROPOSAL 2, APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2026. Ernst & Young LLP (“EY”), our current independent registered public accounting firm, will continue as the independent registered public accounting firm until the filing of the Company’s Form 10-Q for the period ended March 31, 2026. Although stockholder approval is not required by our Bylaws or otherwise, the Board is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate practice. If the selection of PwC is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if PwC is approved, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

We expect that representatives of PwC will be present at the annual meeting and have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions. We do not anticipate that representatives of EY will be present at the annual meeting to make a statement or to respond to questions.

Change in Independent Registered Public Accounting Firm

As reported on our Current Report on Form 8-K, filed with the SEC on April 30, 2026 (the “Change of Auditor Current Report”), in connection with the appointment of PwC, the Audit Committee dismissed our prior independent registered public accounting firm, EY, effective upon the filing of our Form 10-Q for the period ended March 31, 2026. The dismissal of EY was not the result of any disagreement on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure.

The reports of EY on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Additionally, during the fiscal years ended December 31, 2025 and 2024, as well as the subsequent interim periods through April 30, 2026, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in its reports. During the fiscal years ended December 31, 2025 and 2024, as well as the subsequent interim periods through April 30, 2026, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

We provided to EY the disclosure contained in the Change of Auditor Current Report and requested EY to furnish a letter addressed to the Commission stating whether it agrees with the statements made by us (the “EY Letter”), and, if not, stating the respects in which it does not agree. The EY Letter has been filed as Exhibit 16.1 to the Change of Auditor Current Report.

During our two most recent fiscal years ended December 31, 2025 and 2024, as well as the subsequent interim periods through April 30, 2026, neither us nor anyone acting on our behalf consulted with PwC regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us that PwC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Effective upon the filing of our Form 10-Q for the period ended March 31, 2024, the Audit Committee dismissed our prior independent registered public accounting firm, Grant Thornton LLP ("Grant Thornton") and engaged EY as its new independent public accounting firm. The dismissal of Grant Thornton was not the result of any disagreement on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by EY and Grant Thornton for the audit of our annual financial statements for 2025 and 2024 and fees billed for other services rendered by EY and Grant Thornton for those periods (dollars in in thousands).

Ernst & Young

	Fiscal Year End
	2025	2024
Audit fees(1)(2)	$1,010	$900
Audit related fees(3)	20	—
Tax fees(4)	137	—
All other fees	—	—
Total	$1,167	$900

Grant Thornton

	Fiscal Year End
	2025	2024
Audit fees(1)(2)	$—	$57
Audit related fees(3)(5)	89	170
Tax fees(4)	—	122
All other fees(6)	—	37
Total	$89	$386

(1)
Audit fees include amounts billed to us related to audit of our annual financial statements (including a review of internal controls for the years ended December 31, 2025 and 2024 as required under Section 404 of the Sarbanes-Oxley Act of 2002) and quarterly reviews.
(2)
Grant Thornton provided quarterly review services for the period ending March 31, 2024. EY began quarterly reviews starting with the period ending June 30, 2024.
(3)
Audit-related fees are primarily comprised of comfort letters and consents as well as audit services required under a financing arrangement.
(4)
Tax fees include tax compliance, tax advice, and tax planning.
(5)
Grant Thornton provided a consent for the Annual Report on Form 10-K submitted with the SEC on March 14, 2025 and on March 9, 2026.
(6)
All other fees include $37,000 paid to Grant Thornton in 2024 for transition-related services in connection with our change to EY as our independent registered public accounting firm.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee, on at least an annual basis, reviews audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by our independent registered public accounting firm for such services. We consider such non-audit fees and services when assessing auditor independence. Our policy is that all audit and non-audit services must be pre-approved by the Audit Committee. All of such services were pre-approved during the year ended December 31, 2025.

THE BOARD OF DIRECTORS HEREBY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP TO AUDIT OUR FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 4: THE STOCK ISSUANCE PROPOSAL

On April 29, 2026, the Company and Merger Sub, on the one hand, and ACC and Manager, on the other hand, entered into the Merger Agreement pursuant to which ACC will merge into Merger Sub, with Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of the Company, which will result in the internalization of the management of the Company (the “Internalization Merger”). As a result of the Internalization Merger, among other things, (i) the Company will acquire Manager (ii) Manager will cease to perform any outside management services for the Company, (iii) the Company and Manager will terminate the Management Agreement (as defined below) between the parties, and (iv) the Company will become internally managed.

At the effective time of the Internalization Merger (the “Effective Time”), (i) each outstanding share of common stock, par value $0.0001 per share, of ACC (“ACC Common Stock”) will be converted into the right to receive the number of shares of our common stock, par value $0.001 per share (“Company Common Stock”) equal to the exchange ratio (the “Exchange Ratio”) of 2.61882, subject to certain adjustments provided in the Merger Agreement (the “Merger Consideration”), and (ii) the Fourth Amended and Restated Management Agreement, dated as of July 31, 2020, by and among the Company, Manager and ACC (the “Management Agreement”), will terminate for no additional consideration. Accordingly, the Company expects to issue an aggregate of approximately 7.487 million shares of common stock at the closing (the “Closing”) of the Internalization Merger (the “Stock Issuance”), the exact number of which will be determined based on the number of outstanding shares of ACC Common Stock immediately prior to the Closing. The net increase in the outstanding Company Common Stock resulting from the Internalization Merger is expected to be approximately 6.3 million shares, after giving effect to the elimination of shares of Company Common Stock held by ACC in consolidation.

The Company is required to obtain stockholder approval of the Stock Issuance under Sections 312.03(b)(i), 312.03(b)(ii) and 312.03(c) of the NYSE Listed Company Manual (the “NYSE Manual”). Accordingly, stockholders are asked to approve the Stock Issuance in connection with the Internalization Merger (referred to as the “Stock Issuance Proposal”). For a summary and detailed information about the Internalization Merger and the Merger Agreement, please refer to the information set forth in the sections titled “The Internalization Merger” and “The Merger Agreement.” A copy of the Merger Agreement is attached hereto as Annex A.

Pursuant to the Merger Agreement, approval of the Stock Issuance Proposal is a condition to completing the Internalization Merger.

We are authorized to issue 41,666,666 shares of common stock under our charter. As of April 29, 2026, 7,131,101 shares of Company Common Stock are outstanding.

The Board, based on the unanimous recommendation of the Special Committee to the Board, recommends that stockholders vote “FOR” the Stock Issuance Proposal.

Reasons for the Proposal

The Company is committed to enhanced governance practices that incorporate the views of long-term stockholders. We believe a dedicated internal management team and enhanced governance attributes will put the Company on par with other leading publicly traded REITs. In addition, ACC’s national commercial real estate lending business and investment advisory business make it an attractive business combination partner of the Company. The Board believes the Internalization Merger with ACC will bring various benefits to the Company, including:

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Economies of scale: Fees related to management in an externally managed REIT structure scale directly with assets, whereas an internally managed REIT structure should allow for significantly lower incremental costs as the Company's assets grow. The Internalization Merger is expected to create cost savings from economies of scale as the Company’s equity and asset base grows and provide an opportunity for incremental cost control and operating flexibility, leading to potential long-term earnings accretion.
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Accretion to earnings; enterprise value growth: The additional income streams from management and servicing fee streams along with origination fees are expected to be accretive to the Company’s future earnings and profits and support a sustainable dividend level. The Internalization Merger should create opportunities to grow the Company’s enterprise value through the addition of ACC’s mortgage lending platform and investment advisory services.
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Increased equity base: The Internalization Merger is expected to significantly increase our equity base, allowing for easier access to capital markets.
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Alignment of interest: We expect the Internalization Merger will strengthen the alignment of the interests of management with those of stockholders through significant ownership in the combined venture.
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Continuity: We expect that the Company’s pre-Internalization Merger management team and corporate staff will be employed by the Company or remain employed by ACC, which will become a wholly-owned subsidiary of the Company, and will continue to lead the Company, facilitating management continuity.
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Enhanced governance and transparency: The Internalization Merger will strengthen the Company’s commitment to robust governance practices with stockholders benefitting from increased transparency and disclosure around executive compensation.
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Simplified structure: The Internalization Merger will simplify the Company’s structure through the integration of all of its investment activity, corporate operations, and resources under a single, transparent corporate structure, and should also mitigate perceived or actual existing conflicts of interest between the Company, on the one hand, and Manager, on the other hand.
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Professional network: ACC’s established professional network with real estate developers, real estate finance professionals and institutional investors will provide us potential access a broad spectrum of opportunities that align with our future growth strategies.

NYSE Requirements

We are asking our stockholders to vote on the Stock Issuance Proposal for the purposes of complying with Section 312.03(b)(i), Section 312.03(b)(ii) and Section 312.03(c) of the NYSE Manual.

Under Section 312.03(b)(i) of the NYSE Manual, subject to certain exceptions, a company is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, to a director, officer or substantial security holder of the company (each a “Related Party”) if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance. Under Section 312.03(b)(ii) of the NYSE Manual, a company is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, where such securities are issued as consideration in a transaction or series of related transactions in which a Related Party has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into common stock, could result in an issuance that exceeds either 5% percent of the number of shares of common stock or 5% of the voting power outstanding before the issuance. The following directors and officers of the Company, who are also holders of ACC Common Stock, have interests in the Merger Consideration and will receive shares of Company Common Stock issued as Merger Consideration that could exceed the thresholds under Section 312.03(b)(i) and/or Section 3.1203(b)(ii): (i) Mark Fogel, our President, Chief Executive Officer and Director; (ii) Andrew Fentress, our Chairman, (iii) Jaclyn Jesberger, our Chief Legal Officer and Secretary; (iv) Michael Pierro, our Senior Vice President, (v) Kyle Brengel, our Vice President - Operations, and (vi) Richard Persaud, our Vice President – Finance.

Additionally, under Section 312.03(c) of the NYSE Manual, subject to certain exceptions, a company is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock; or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. The number of shares of Company Common Stock that will be issued in the Stock Issuance will exceed 20% of both the voting power and the shares of our outstanding common stock before such issuance.

RISK FACTORS

In addition to other information included elsewhere in this proxy statement, you should carefully consider the following risk factors in deciding whether to vote for the Stock Issuance Proposal. The following risk factors apply to the business and operations of the Company and ACC and will also apply to the business and operations of the combined company following the completion of the Internalization Merger. You should also read and consider the other information in this proxy statement and the other documents incorporated by reference into this proxy statement.

Risks Related to the Internalization Merger

The Internalization Merger is subject to a number of conditions and may not be consummated in a timely fashion or at all.

The completion of the Internalization Merger is subject to the satisfaction or waiver of a number of conditions as set forth in the Merger Agreement. In addition, under circumstances specified in the Merger Agreement, the Company or ACC may terminate the Merger Agreement, including if the Internalization Merger has not been consummated by December 31, 2026. While it is currently anticipated that the Internalization Merger will be completed in the third quarter of 2026, there can be no assurance that the conditions to the Closing will be satisfied in a timely manner or at all, or that an effect, event, circumstance, occurrence, development or change will not transpire that could delay or prevent these conditions from being satisfied. If the Internalization Merger is not completed within the expected timeframe or at all, such delay or failure to complete the Internalization Merger may materially and adversely affect the synergies and other benefits that we may expect to achieve as a result of the Internalization Merger and could result in additional transaction costs, loss of revenue or other effects associated with uncertainty about the Internalization Merger, and the trading price of our common stock may decline significantly.

The Internalization Merger was negotiated between the Special Committee, which is comprised solely of disinterested members of our board of directors, and ACC, which is affiliated with certain of our officers and directors.

The Internalization Merger was negotiated with ACC, which is owned in part by certain of our officers and directors. As a result, those officers and directors have different interests than the Company. This conflict would not exist in the case of a transaction negotiated with unaffiliated third parties. Moreover, if ACC or Manager breaches any of the representations, warranties or covenants made by it in the Merger Agreement, we may choose not to enforce, or to enforce less vigorously, our rights because of our desire to maintain our ongoing relationship with certain of our directors and officers.

Certain of our directors and executive officers have interests in the Internalization Merger that are different from, and conflict with, the interests of us and our stockholders.

Certain directors and executive officers of the Company have interests in the Internalization Merger and the other transactions described in this proxy statement that are different from, or in addition to, the interests of our stockholders generally and that create conflicts of interest, including (i) the payment of Merger Consideration in connection with the Internalization Merger directly or indirectly to these individuals, and (ii) the entry by the Company into employment agreements with certain directors and executive officers of the Company that will become effective upon closing of the Internalization Merger. See “The Internalization Merger – Interests of the Company’s Directors and Executive Officers in the Internalization Merger” for a description of the interests of these directors and executive officers in the Internalization Merger.

We have incurred, and may continue to incur, substantial expenses related to the Internalization Merger.

We have incurred substantial legal, accounting, financial advisory and other costs in connection with the Internalization Merger. We may incur significant additional costs in connection with the completion of the Internalization Merger. There are a number of factors beyond our control that could affect the total amount or the timing of the transaction and integration expenses. Many of the expenses that will be incurred are, by their nature, difficult to estimate accurately at the present time.

There has been no public market for ACC Common Stock and the lack of a public market makes it difficult to determine the fair market value of ACC.

The outstanding shares of ACC Common Stock are privately held and are not traded on any public market. The lack of a public market may make it more difficult to determine the fair market value of ACC. The value ascribed to the ACC Common Stock in other contexts, including in private valuations or financings, may not be indicative of the price at which the outstanding shares of ACC Common Stock may have traded if they were traded on a public market. The Merger Consideration was determined based on negotiations between the parties and likewise may not be indicative of the fair market value or the fair price at which the outstanding shares of ACC Common Stock may have traded if they were traded on a public market.

We may be exposed to risks to which we have not historically been exposed, including liabilities with respect to the assets acquired from ACC and Manager.

The Internalization Merger will expose us to risks to which we have not historically been exposed. Pursuant to the Merger Agreement, we will incur liabilities with respect to the assets acquired from ACC and Manager, including (but not limited to) those related to Manager’s investment advisory business; see “Risks Related to ACC’s Business” below for some of these additional risks. As a result of the Internalization Merger, we will employ persons who are currently employed by ACC. As their employer, we will be subject to those potential liabilities that are commonly faced by employers, such as workers’ disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances, and we will bear the costs of the establishment and maintenance of employee benefit plans, if established. There are no assurances that, following the Internalization Merger, these employees of ACC will be able to provide us with the same level of services as was previously provided to us by ACC, and there may be other unforeseen costs, expenses and difficulties associated with operating as an internally managed company.

Risks Related to the Company’s Business

Risk factors specific to our business will also affect the combined company after the completion of the Internalization Merger. These risks are described in our Annual Report on Form 10-K for the year ended December 31, 2025, particularly under the section titled “Risk Factors.”

Risks Related to ACC’s Business

Manager is currently registered as an investment adviser, subjecting it to extensive regulation and examination by the SEC that could adversely affect its ability to manage our business.

Manager, a wholly-owned subsidiary of ACC, is currently registered as an investment adviser with the SEC. As a result, Manager is subject to extensive regulation which could adversely affect its ability to manage its business. Investment advisers are subject to various requirements under the Investment Advisers Act of 1940 (the “Investment Advisers Act”) such as fiduciary duties to clients, anti-fraud provisions, substantive prohibitions and requirements, contractual and record-keeping requirements and administrative oversight by the SEC (primarily by inspection). In addition, investment advisers must continually address potential conflicts between their interests and those of clients. Although Manager has established certain policies and procedures designed to mitigate conflicts of interest, there can be no assurance that these policies and procedures will be effective in doing so. It is possible that actual, potential or perceived conflicts of interest could give rise to investor dissatisfaction, litigation or regulatory enforcement actions. If Manager is deemed to be out of compliance with any such rules and regulations, Manager may be subject to civil liability, criminal liability and/or regulatory sanctions.

Manager’s investment advisory services business has client concentration, with a limited number of clients accounting for a significant portion of fees.

Manager’s investment advisory services business has a limited number of clients that account for a substantial portion of its fees. Revenues from these clients may fluctuate from time to time based on these clients’ business needs and client experience, the timing of which may be affected by market conditions or other factors outside of its control. Competitive pressures may also cause Manager to reduce the prices it charges, which could have an adverse effect on its margins and financial position and could negatively affect its revenues. If any large client terminates its relationship with Manager or materially reduces the services they acquire from Manager, such termination or reduction could materially reduce its revenue. Manager’s ability to attract, grow, and retain a diverse and balanced client base may affect its ability to grow its revenues. Manager’s ability to attract clients depends on a variety of factors, including its service offerings. If Manager is unable to expand or improve its service offerings, it may fail to develop, grow, and retain a diverse and balanced client base, which could adversely affect its investment advisory business and the revenues derived therefrom. Many of these factors are outside of Manager’s control and any one of them could adversely affect Manager’s business, financial condition and results of operations.

ACC’s business and is highly dependent on macroeconomic and U.S. real estate market conditions.

ACC’s business has been, and may continue to be, affected by a number of factors that are beyond its control, including the health of the U.S. real estate industry, changes in general economic conditions, including increases and decreases in interest rates, inflation, credit spreads and market competition. These conditions are outside of ACC’s control and which may impact its ability to source or acquire quality and profitable loans at an appropriate and consistent cost.

Risks Related to the Combined Company Following the Internalization Merger

We may be unable to realize the anticipated benefits of the Internalization Merger within the anticipated timeframe or at all.

The Internalization Merger involves the integration of ACC, that currently is a separate legal entity. We will be required to devote management attention and resources to the integration of ACC’s business in order to realize the anticipated benefits and synergies of the Internalization Merger. We may encounter potential difficulties in combining the companies, including, but not limited to, the inability to achieve the expense efficiencies expected to result from the Internalization Merger, potential unknown liabilities and unforeseen increased expenses associated with the Internalization Merger and ACC’s operations, and possible inconsistencies in standards, control procedures and policies.

It is possible that the integration process could take longer than anticipated or that the management of the combined organizations and achievement of anticipated benefits and synergies could be more difficult than expected. The integration of ACC into the Company could also result in the disruption of ongoing businesses, processes, systems and business relationships or inconsistencies in standards, controls, procedures, practices, policies and compensation arrangements, any of which could adversely affect our ability to achieve the anticipated benefits of the Internalization Merger. The integration process is subject to a number of risks and uncertainties, and no assurance can be given that the anticipated benefits of the Internalization Merger will be realized or, if realized, the timing of their realization. Failure to achieve these anticipated benefits could adversely affect our business, financial condition and results of operations.

We may not be able to retain the key employees who are critical to the success of the combined company’s business.

The combined company’s success will depend upon the continued efforts, abilities and expertise of its executive teams and other key employees, who possess financial, executive and administrative skills that will be critical to the operation of the combined company’s business following the Internalization Merger. Uncertainty about the effect of the Internalization Merger and integration of ACC into the Company could have an adverse effect on ACC’s employees, which may cause certain key employees to pursue other career opportunities. While we expect to enter into employment agreements with certain members of ACC’s senior management team providing for their continued service following the Internalization Merger and the Board, upon recommendation of the Compensation Committee, have entered into non-binding employment term sheets with these individuals (please refer to our Current Report on Form 8-K filed on April 30, 2026 for a summary of these term sheets), there is no assurance that we will successfully execute the anticipated employment agreements, nor can these agreements assure us of the continued services of such employees. The loss of any key employee, or the failure to identify and recruit their replacement, could adversely affect our business, financial condition and results of operations following the Internalization Merger.

The unaudited pro forma condensed combined financial information included elsewhere in this proxy statement may not be representative of our results after the Internalization Merger.

The unaudited pro forma condensed combined financial information included elsewhere in this proxy statement has been presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that actually would have occurred had the Internalization Merger been completed as of the date indicated, nor is it indicative of the future operating results or financial position of the Company following the Internalization Merger. The unaudited pro forma condensed combined financial information does not reflect future events that may occur after the Internalization Merger. The unaudited pro forma condensed combined financial information presented elsewhere in this proxy statement is based in part on certain assumptions regarding the Internalization Merger that we believe are reasonable under the circumstances. We cannot assure you that the assumptions will prove to be accurate over time.

Your percentage ownership in the combined company will be diluted and may be further diluted in the future.

A substantial amount of Company Common Stock will be issued in connection with the Internalization Merger, which will dilute current stockholder ownership in the Company. Stockholders’ percentage ownership in the Company may be diluted in the future because of equity issuances for acquisitions, capital market transactions or otherwise, including equity awards that the Company might be granting to directors, officers and other employees after the completion of the Internalization Merger and from time to time, including pursuant to the 2026 EIP. Such awards will have a dilutive effect on our earnings per share, which could adversely affect the market price of the Company Common Stock.

THE INTERNALIZATION MERGER

General

Pursuant to the Merger Agreement, ACC will merge into Merger Sub, whereupon the separate existence of ACC will cease, and Merger Sub will continue as the surviving entity and a wholly-owned subsidiary of the Company. At the Effective Time, (i) each outstanding share of ACC Common Stock will be converted into the right to receive the number of shares of Company Common Stock equal to the Exchange Ratio of 2.61882, subject to certain adjustments provided in the Merger Agreement, and (ii) the Management Agreement will terminate for no additional consideration. Accordingly, the Company will issue an aggregate of approximately 7.487 million shares of Company Common Stock at the Closing as Merger Consideration; the net increase in the outstanding Company Common Stock resulting from the Internalization Merger is expected to be approximately 6.3 million shares, after giving effect to the elimination of shares of Company Common Stock held by ACC in consolidation. The Management Agreement will terminate in accordance with the terms of the Merger Agreement upon Closing. Consummation of the Internalization Merger will result in the internalization of the management of the Company.

Approval of the Stock Issuance Proposal is a condition to completing the Internalization Merger.

Parties to the Internalization Merger

The Company

We are a Maryland corporation, incorporated in 2005, and a real estate finance company that is organized and conducts our operations to qualify as a real estate investment trust (“REIT”) for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Our investment strategy is primarily focused on originating, holding and managing commercial real estate (“CRE”) mortgage loans and equity investments in commercial real estate property through direct ownership and joint ventures. We are currently externally managed by Manager, a subsidiary of ACC.

Our common stock is listed on the NYSE under the symbol “ACR.”

Our principal executive offices are located at 390 RXR Plaza, Uniondale, New York 11556, and our telephone number is 516-535-0015.

Merger Sub

Merger Sub is a Delaware limited liability company and wholly owned subsidiary of the Company that was formed on March 23, 2026 solely for the purpose of effecting the Internalization Merger. Upon Closing, ACC will be merged with and into Merger Sub, with Merger Sub continuing as the surviving entity. Merger Sub has not conducted any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

Merger Sub’s principal executive offices are located at c/o ACRES Commercial Realty Corp., 390 RXR Plaza, Uniondale, New York 11556, and its telephone number is 516-535-0015.

ACC and Manager

ACC is a Delaware corporation. ACC is engaged in sourcing, structuring, underwriting and managing first mortgage CRE loans through its subsidiaries, including Manager and other third parties. Since its inception, ACC has provided a lending platform for any phase of middle market commercial real estate projects across industries. ACC sources mortgage loans from known sponsors in its network, subject to its screening and underwriting process, with a focus on first-lien multifamily, industrial, hospitality, mixed-use, office and self-storage loans with sizes ranging from $10 million to $150 million. In 2025, ACC recorded over $2 billion in origination.

Manager is a New York limited liability company. Manager is an SEC-registered investment adviser that has been providing asset management and investment advisory services since 2012. In addition to providing management service to the Company, Manager serves as investment manager to various clients that invest in commercial mortgage loan investments, CRE and related assets. As of December 31, 2025, Manager had assets under management (“AUM”) of approximately $4.7 billion.

ACC is a privately held company and there is no public trading market for ACC Common Stock. Its principal executive offices are located at 390 RXR Plaza, Uniondale, New York 11556, and its telephone number is 516-535-0015.

Background of the Internalization Merger

The following chronology summarizes the key meetings and events that led to the execution of the Merger Agreement and the Company’s determination to effect the Internalization Merger. The following chronology is a summary and does not purport to catalogue every meeting or action of the Special Committee, as defined below, the Board or the Company’s management.

The Board, along with management, regularly discusses and considers opportunities to expand the Company’s business, reduce costs and enhance stockholder value. From time to time, these opportunities have included the discussion and consideration of various strategic transactions, including mergers, acquisitions, partnerships, investments, joint ventures, and other business initiatives and structural changes. As part of these discussions, the Board and the Company’s management have generally considered the potential benefits of internalizing the Company’s management, particularly because (i) many other externally-managed mortgage REITs have internalized in recent years as a means to increase shareholder value, and (ii) many mortgage REITs have considered strategic transactions as a path to increasing size and scale. The Board and management also discussed the challenges many mortgage REITs have faced in growing their asset bases through traditional capital raising, in light of the sector generally trading at significant discounts to book value. As part of these ongoing discussions and considerations, the Board would periodically discuss and consider strategic transactions that might include ACC, the Manager or their affiliates, particularly in light of potential synergies with the Company and the potential for the Company to increase its size and scale through any such transaction. During these discussions, the Board took note that ACC, through the Manager, managed a large amount of complimentary assets to the Company and that ACC, by virtue of management fees it receives from clients other than the Company, could produce an additional revenue stream for the Company. Some of these discussions included presentations and/or materials from financial and other advisors regarding strategic transactions, including an internalization and/or combination with ACC.

At a Board meeting on October 29, 2025, the Board discussed an internalization of management, and the potential to grow the Company’s equity base and explore an accretive structure. At this Board meeting, the Board considered an internalization in a more deliberate manner. At the Board’s instruction, members of the Company’s management prepared, on behalf of ACC and for the purpose of facilitating a more refined discussion regarding the Internalization Merger, a more detailed financial analysis of an internalization through a combination of the Company with ACC.

Following the Board meeting on October 29, 2025, a number of informal discussions were held among independent directors, as well as with the Company’s management, regarding the potential benefits of an internalization through the acquisition of ACC by the Company. As part of these discussions, the Board discussed with management how, among other things, the proposed internalization transaction could reduce costs, align stockholders’ interest with that of management, provide enhanced transparency and governance, and grow stockholder value through the addition of investment advisory income. In early January 2026, ACC, through the Company’s management, provided the Board with a detailed financial analysis of the Internalization Merger, as well as additional materials regarding internalizations generally. Near the end of January, the Board assessed that it would be beneficial to consider a more formal review of an internalization by acquiring ACC and issuing shares of common stock as consideration. Recognizing the interests that certain members of the Board might have in the transaction, and upon the advice of legal counsel, the Board determined that a special committee consisting solely of independent and disinterested members should be responsible for negotiating, considering, reviewing and potentially approving the terms of the Internalization Merger.

On January 27, 2026, the Board formed a special committee (the “Special Committee”), consisting of P. Sherrill Neff, Karen Edwards, Gary Ickowicz and Steven J. Kessler, all of whom are independent directors of the Board and are disinterested in the Internalization Merger, and delegated to the Special Committee the authority to negotiate, consider, review and potentially approve the terms of the Internalization. Mr. Neff was appointed the Chairman of the Special Committee by the Board. As discussed below, the Special Committee held a total of 30 meetings.

On February 5, 2026, the Special Committee held a meeting and discussed the potential benefits of the Internalization Merger, including cost savings, increased equity base, enhanced brand visibility, alignment of interest and the additional fee income from ACC’s investment advisory business. The Special Committee also discussed the potential risks of the Internalization Merger, including dilution of current stockholders’ ownership, uncertain stockholder vote outcome, and general timing and execution risks. The Special Committee also reviewed and discussed an analysis of ACC’s financial impact on the Company, if combined, as presented in materials provided to the Special Committee from ACC.

In February 2026, the Special Committee, after interviewing various potential advisors, engaged accountants, legal counsel, a financial advisor, and a compensation consultant to assist and advise the Special Committee and the Company in relation to the Internalization Merger. In particular, Hunton Andrews Kurth LLP (“Hunton”), was engaged as legal counsel to the Special Committee, and BTIG, LLC (“BTIG”) was engaged as the financial advisor to the Special Committee on the basis of BTIG’s experience with similar transactions and its reputation in the financial services industry as a nationally recognized investment banking firm.

On February 10, 2026, the Special Committee held a meeting with representatives of ACC, whereby the parties discussed a financial analysis prepared by ACC regarding the potential benefits of the Internalization Merger. Following that meeting, and at the instruction of the Special Committee, representatives of ACC refined such analysis to reflect the discussion and questions asked by the Special Committee.

In February 2026, at the instruction of the Special Committee, ACC held various meeting with the professional advisors to discuss the potential structure, mechanics and timeline of the Internalization, and provided periodic updates to the Special Committee. In addition, the Special Committee held meetings on February 13, 2026, February 19, 2026, February 20, 2026, March 3, 2026 and March 10, 2026 (including multiple meetings on certain dates), whereby the members of the Special Committee discussed the progress of various Internalization Merger-related workstreams and the financial model. During the period of time, ACC also held discussions with its legal and other advisors on various aspects of the proposed Internalization Merger.

On March 17, 2026, Hunton, legal counsel to the Special Committee, circulated the initial draft of the Merger Agreement reflecting the Internalization Merger to the Special Committee. Hunton also circulated the draft Merger Agreement to BTIG and the Company’s Maryland legal counsel.

On March 18, 2026, Hunton circulated the initial drafts of term sheets related to the employment agreements that the Company expected to enter into with certain members of senior management in connection with the Internalization Merger (the “Employment Term Sheets”) to the Special Committee. The drafts reflected comments and input received from the compensation consultant to the Special Committee.

On March 19, 2026, Hunton circulated the draft terms of 2026 EIP to the Special Committee. The draft reflected comments and input received from the compensation consultant to the Special Committee.

On March 20, 2026, the Special Committee held a meeting with Hunton to discuss the terms of the Merger Agreement, after which Hunton revised the Merger Agreement. On March 24, 2026, at the direction of the Special Committee, Hunton circulated a draft of the Merger Agreement to ACC.

On March 24, 2026, management of the Company and representatives of ACC, BTIG and Hunton held a meeting to discuss the progress of the Merger Agreement, financial statements and other workstreams related to the Internalization Merger.

On March 24, 2026, the Special Committee held a meeting with representatives of the compensation consultant to review and discuss the compensation consultant’s findings regarding the Company’s director and executive compensation compared to its peer group. Based on these findings, the compensation consultant proposed certain changes to the Company’s existing director and executive compensation structure.

On March 25, 2026, the Special Committee held a meeting with representatives of Hunton to review and discuss the proposed terms and features of the 2026 EIP, which was circulated to the Special Committee in advance of the meeting. The representatives of Hunton provided a general review of the 2026 EIP, noting that it is a customary plan for employees, directors and those who provide services to the Company, and that the Special Committee’s compensation consultant had provided advice to ensure the plan’s compliance with ISS guidelines. The representatives of Hunton also answered questions from the Special Committee about the types of awards granted under the 2026 EIP, and administration and other key provisions of the 2026 EIP.

On March 26, 2026 and March 30, 2026, the Special Committee held meetings with representatives of BTIG to review and discuss their financial analyses of the Internalization Merger which included, among other things, the historical and projected financial information of ACC, valuation metrics and methodologies, case studies of publicly traded comparable businesses, and other factors that could be relevant in the calculations and determination of the Exchange Ratio and the Merger Consideration. The Special Committee and representatives of BTIG also discussed the potential impact on ACC’s financial condition of an economic slowdown, and assessed ACC’s efforts in mitigating such impact. Following discussion, the Special Committee directed that BTIG should use the projected financial information of ACC in performing financial analyses relating to the rendering of their fairness opinion to the Special Committee.

On March 27, 2026, the Special Committee held a joint meeting with the Compensation Committee and representatives of the compensation consultant to discuss compensation of executive officers. On March 30, 2026, the Special Committee held a joint meeting with the Compensation Committee to review and discuss the termination benefits for the executive officers. On March 31, 2026, the Special Committee held a meeting with the compensation consultant and Hunton to discuss the Employment Term Sheets. Hunton, with the input of the Special Committee’s compensation consultant, had advised the Special Committee as to the types of customary terms these employment arrangement include.

On March 31, 2026, Hunton distributed a revised version of the Merger Agreement to the Special Committee, which reflected comments from ACC on the version ACC received on March 24, 2026. Representatives of Hunton discussed these comments with the Special Committee on April 1, 2026. On April 2, 2026, Hunton, at the request of the Special Committee, distributed a revised draft of the Merger Agreement to ACC that reflected the Special Committee’s review and comments to the draft it discussed with Hunton on April 1, 2026. Following April 2, 2026, the parties continued to discuss and finalize the Merger Agreement and related documents.

On April 3, 2026, Hunton distributed the revised Employment Term sheets to the Special Committee, which reflected comments from the Special Committee on March 30, 2026.

The Special Committee also held meetings on April 7, 2026, April 9, 2026, April 21, 2026 and April 29, 2026, whereby the members of the Special Committee discussed the progress of negotiations and other various Internalization-related workstreams. In addition to these meetings, Mr. Neff has discussed with Andrew Fentress various business and financial issues relating to the Internalization Merger, including negotiations of the purchase price. Mr. Neff has reported the results of these discussions to the Special Committee.

On April 29, 2026, the final meeting of the Special Committee was held. This meeting was attended by representatives of Hunton, BTIG, and management. In advance of the meeting, the Special Committee had been provided near final drafts of the Merger Agreement and other documents relevant to the Internalization Merger and the Special Committee’s consideration. A detailed discussion ensued regarding the Internalization Merger, the Merger Agreement and the related documents. During this meeting, representatives of BTIG reviewed with the Special Committee their financial analyses of the Merger Consideration. Representatives of BTIG also delivered to the Special Committee a customary relationship disclosure letter confirming the absence of certain relationships between BTIG, on the one hand. and the Company, ACC and the Manager, on the other hand, over the prior two years. Thereafter, BTIG delivered an oral opinion, subsequently confirmed by delivery of a written opinion, to the Special Committee, to the effect that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such opinion, the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to the Company. Following such discussion, the Special Committee unanimously determined that the Internalization Merger is advisable and in the best interests of the Company and its stockholders and approved the Merger Agreement, Internalization Merger and the other transactions contemplated by the Merger Agreement, and recommended that the Board approve the Merger Agreement, the Internalization Merger and the other transactions contemplated by the Merger Agreement, and recommend that the stockholders of the Company approve the Stock Issuance.

On April 29, 2026, the disinterested members of the Board, acting upon the recommendation of the Special Committee, determined that the Internalization Merger is advisable and in the best interests of the Company and its stockholders and approved the Merger Agreement and the Internalization Merger and the other transactions contemplated by the Merger Agreement, and resolved to recommend that the stockholders of the Company approve the Stock Issuance. Messrs. Fentress and Fogel recused themselves from any vote related to the Internalization Merger because of their respective interests in ACC. In addition, the Board, acting upon the recommendation of the Compensation Committee, determined that the it is advisable and in the best interests of the Company to approve, and therefore resolved to approve (i) the 2026 EIP, and (ii) the Employment Term Sheets, in anticipation of the employment agreements that certain members of senior management are expected to enter into with the Company in connection with the Internalization Merger.

Interests of the Company’s Directors and Executive Officers in the Internalization Merger

In considering the recommendation of the Board, upon the recommendation of the Special Committee, to approve the Stock Issuance Proposal, stockholders should be aware that certain executive officers and directors of the Company may have certain interests in the Internalization Merger that may be different from, or in addition to, the interests of stockholders generally and that may present actual or potential conflicts of interest.

Certain directors and executive officers of the Company are currently holders of ACC Common Stock and are expected to receive shares of Company Common Stock as Merger Consideration; specifically, Mr. Fentress, Mr. Fogel and Ms. Jesberger are expected to receive substantial amounts of Company Common Stock (see also “Proposal 4: The Stock Issuance Proposal – NYSE Requirements”). We expect that our directors and executive officers will collectively be issued approximately 5.2 million shares of Company Common Stock as Merger Consideration. Each of Mr. Fentress, Mr. Fogel, Ms. Jesberger and Mr. Eldron Blackwell are also expected to enter into employment agreements with the Company, pursuant to which they will provide continued service to the Company following the Internalization Merger. The non-binding terms that are expected to be included in the employment agreements are summarized in our Current Report on Form 8-K, filed with the SEC on April 30, 2026; such summary does not purport to be a complete description of the anticipated employment agreements.

Members of the Special Committee are entitled to receive compensation for their services on the Special Committee in the amount of $15,000 per month for each member, and $25,000 for the chair per month each effective as of February 1, 2026 whereby 50% of the fee is to be paid in cash on a monthly basis and 50% of the fee shall accrue monthly and be paid in equity at the conclusion of the Internalization Merger. Due to the interests described above, the Internalization Merger constitutes a related party transaction. Consistent with NYSE rules and our policies, the Internalization Merger and the other transactions contemplated by the Merger Agreement were approved by the Special Committee, consisting of only independent and disinterested directors. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Internalization Merger and the other transactions contemplated by the Merger Agreement, based on the recommendation of the Special Committee.

Regulatory Approval

Neither the Company nor ACC is aware of any material federal or state regulatory requirements that must be complied with, or regulatory approvals that must be obtained, in connection with the Internalization Merger and the other transactions contemplated by the Merger Agreement, other than the requirement that shares of Company Common Stock to be issued in the Stock Issuance be approved for listing on the NYSE.

Appraisal Rights

Pursuant to Section 262 of the Delaware General Corporation Law (the “DGCL”), holders of record and beneficial owners of shares of ACC Common Stock who strictly comply with the procedures set forth in Section 262 of the DGCL have the right to dissent from the Internalization Merger and to seek appraisal of the fair value of their shares of ACC Common Stock, as determined by the Delaware Court of Chancery in accordance with Delaware law, together with interest, if any, on the amount determined to be the fair value. The Merger Agreement provides that shares of ACC Common Stock for which appraisal has been duly demanded in accordance with the DGCL and not effectively withdrawn or otherwise waived or lost (the “Dissenting Shares”) will not be converted into the right to receive the Merger Consideration, but instead will entitle the holder to payment for such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL.

Accounting Treatment

The Company prepares its financial statements in accordance with GAAP. The Company is the legal acquirer. The proposed transaction includes the acquisition of the management company, which includes a consolidated real estate fund for which the management company was determined to be the primary beneficiary, ACC’s origination platform as well as the personnel and processes to manage such assets. The acquired assets were not determined to be a group of similar identifiable assets. After consideration of all applicable factors pursuant to the business combination accounting rules, the proposed transaction is expected to be treated as a business combination under GAAP, with the Company and its subsidiaries as the acquirer.

The primary accounting differences between an asset acquisition and a business combination are that transaction costs are capitalized in an asset acquisition versus expensed in a business combination, and that no goodwill is recorded in an asset acquisition. Further, measurement of contingent consideration, if any, may be different.

In a business combination, the Company will measure the assets acquired and liabilities assumed based on their fair values and any difference to the total consideration exchanged is considered goodwill or a bargain purchase gain, as applicable.

Tax Treatment

The Internalization Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Code, and the Merger Agreement is intended to be and is adopted as a “plan of reorganization” for the Internalization Merger for purposes of Sections 354 and 361 of the Code.

Opinion of the Special Committee’s Financial Advisor

The Special Committee retained BTIG, LLC (“BTIG”) to act as the Special Committee’s financial advisor in connection with the Internalization Merger, pursuant to an engagement letter among BTIG, the Special Committee and the Company dated February 25, 2026. The Special Committee selected BTIG to act as its financial advisor in connection with the Internalization Merger on the basis of BTIG’s experience with similar transactions and its reputation in the financial services industry as a nationally recognized investment banking firm.

On April 29, 2026, at a meeting of the Special Committee held to evaluate the Internalization Merger, BTIG delivered an oral opinion, subsequently confirmed by delivery of a written opinion, to the Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such opinion, the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to the Company.

Consequences if the Internalization Merger is Not Completed

If the Internalization Merger is not completed, the Company will continue to be externally managed by Manager pursuant to the Management Agreement. Please also see “Risk Factors – The Internalization Merger is subject to a number of conditions” for risks related to failure to consummate the Internalization Merger.

THE MERGER AGREEMENT

The following is a summary of the material terms of the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. The summary of the material terms of the Merger Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement. You are urged to read the Merger Agreement carefully and in its entirety because it, and not the description below or elsewhere in this proxy statement, is the legal document that governs the Internalization Merger. For purposes of this section, the Company, Merger Sub, ACC and Manager are collectively referred as the “Parties” and each of them, a “Party.”

The Merger

Pursuant to the Merger Agreement, ACC will merge into Merger Sub, whereupon the separate existence of ACC will cease, and Merger Sub will continue as the surviving entity and a wholly-owned subsidiary of the Company.

Closing; Effective Time

The Closing shall take place remotely pursuant to the exchange of signature pages at such time to be specified by the Parties one business day after all of the conditions set forth in the Merger Agreement (other than those conditions that by their terms are required to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions) shall have been satisfied or waived by the Party entitled to the benefit of the same.

At the Closing, the Parties shall cause the Internalization Merger to be effectuated by filing with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) a certificate of merger (the “Certificate of Merger”) pursuant to the DGCL and the DLLC Act. The Internalization Merger shall become effective upon the time the Certificate of Merger has been accepted for record by the Secretary of State of the State of Delaware, or such later time which the Parties shall have agreed upon and designated in the Certificate of Merger in accordance with the DLLC Act as the effective time of the Internalization Merger (the “Effective Time”).

The limited liability company agreement of Merger Sub, as in effect immediately prior to the Effective Time, except for such changes as may be necessary to reflect any change of name of the applicable Surviving Entity, shall be the limited liability company agreement of such Surviving Entity immediately following the Effective Time, until thereafter amended in accordance with the applicable provisions thereof and in accordance with applicable Law.

Merger Consideration

At the Effective Time, each share of ACC Common Stock, issued and outstanding immediately prior to the Effective Time (excluding any Dissenting Shares, each as defined below) shall be converted into the right to receive (A) from the Company that number of validly issued, fully-paid and nonassessable shares of Company Common Stock equal to 2.61882 (the “Exchange Ratio”) and (B) any cash to be paid in lieu of any fractional shares of Company Common Stock, in each case, to be issued or paid in consideration therefor upon the surrender of any ACC Common Stock in accordance with Section 2.1 of the Merger Agreement.

The Exchange Ratio is calculated in accordance with the methodology set forth in the spreadsheet attached to the Merger Agreement. The Exchange Ratio shall be automatically adjusted to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into ACC Common Stock or Company Common Stock, as applicable), subdivision, reorganization, reclassification, recapitalization, combination, exchange of shares or other like change with respect to the number of shares of ACC Common Stock or Company Common Stock outstanding after the date hereof and prior to the Effective Time.

The extent that holders of ACC Common Stock are entitled to appraisal rights under Section 262 of the DGCL, shares of ACC Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has properly exercised and perfected his, her or its demand for appraisal or dissenters’ rights under Section 262 of the DGCL or such other applicable Law (the “Dissenting Shares”), shall not be converted into the right to receive the Merger Consideration. At the Effective Time, the Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of Dissenting Shares shall cease to have any rights with respect thereto, but the holders of such Dissenting Shares shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL or such other applicable law.

We estimate that an aggregate of 7,487,219 shares of Company Common Stock will be issued as Merger Consideration, the exact number of which will be determined based on the number of outstanding ACC Common Stock immediately prior to the Closing.

Exchange Procedures

The Company’s transfer agent shall act as exchange agent in the Internalization Merger (the “Exchange Agent”). Immediately prior to the Effective Time, the Company shall deposit with the Exchange Agent evidence of book-entry shares representing the shares of common stock of the Company issuable pursuant to the Merger Agreement and cash sufficient to pay cash in lieu of fractional shares.

Immediately following the Effective Time, the Exchange Agent shall issue book-entry shares representing the Merger Consideration that each holder of ACC Common Stock has the right to receive pursuant to the Merger Agreement, and each share of ACC Common Stock formerly held by each such holder following issuance of book-entry shares representing the Merger Consideration, shall be cancelled in accordance with the DGCL.

Payment of the Merger Consideration under the Merger Agreement is subject to applicable tax withholding requirements.

Representations and Warranties

The Merger Agreement contains representations and warranties by the Parties that are subject, in some cases, to certain exceptions and qualifications, including customary exceptions and qualifications related to knowledge, materiality and material adverse effect.

Representations and warranties by ACC and Manager to the Company and Merger Sub include, among other things, the following:

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due organization, valid existence and ,where relevant, good standing, and power and authority of ACC and Manager to carry on their respective businesses as conducted as of the date of the Merger Agreement;
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corporate or limited liability company power and authority to enter into the Merger Agreement and to perform ACC’s and Manager’s respective obligations thereunder;
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approval of the Merger Agreement and transaction contemplated thereby by the stockholders of ACC, and by ACC, as the sole manager of Manager;
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absence of conflicts with, or violations or contraventions of ACC’s or Manager’s organizational documents and any applicable laws, or violations, breaches or defaults any material contracts;
•
consents, approvals or filings with governmental entities required in connection with executing and delivering the Merger Agreement or the consummation of the Internalization Merger;
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capital structure and capitalization of ACC and its subsidiaries;
•
consolidated financial statements of ACC;
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absence of any material adverse changes since the date of the latest balance sheet of ACC;
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material contracts of ACC and Manager and compliance with terms thereof;
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material licenses of permits of ACC and Manager and compliance with terms thereof;
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absence of material legal proceedings;
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matters relating to employee benefit plans;
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matters relating to intellectual property;
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matters relating to insurance policies;
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tax matters;

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employment matters;
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real property owned or leased by ACC and its subsidiaries;
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matters relating to the Investment Company Act;
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matters relating to Manager’s registration as an investment advisor with SEC; and
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absence of any undisclosed broker’s, finder’s or other similar fees.

Representations and warranties by the Company and Merger Sub to ACC and Manager include, among other things, the following:

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due organization, valid existence and ,where relevant, good standing, and power and authority of the Company and Merger Sub to carry on their respective businesses as conducted as of the date of the Merger Agreement;
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corporate or limited liability company power and authority to enter into the Merger Agreement and to perform the Company and Merger Sub’s respective obligations thereunder;
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approval of the Merger Agreement and transaction contemplated thereby by the independent members of the Board, and by the Company, as the sole member of Merger Sub;
•
absence of conflicts with, or violations or contraventions of the Company’s or Merger Sub’s organizational documents and any applicable laws, or violations, breaches or defaults any material contracts;
•
consents, approvals or filings with governmental entities required in connection with executing and delivering the Merger Agreement or the consummation of the Internalization Merger;
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capital structure and capitalization of the Company and Merger Sub;
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the Company’s SEC filings since December 31, 2023, financial statements and internal controls;
•
absence of any material adverse changes since the date of the latest balance sheet of the Company;
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tax matters;
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matters relating to the Investment Company Act;
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receipt by the Special Committee of an opinion from BTIG; and
•
absence of any undisclosed broker’s, finder’s or other similar fees.

Covenants and Agreements

The Merger Agreement includes the following covenants and agreements by and among the Parties.

Conduct of ACC’s Business Prior to Closing

ACC and Manager each have agreed that during the period from the execution of the Merger Agreement to the Closing, they shall (i) implement certain internal reorganizations as set forth in the Merger Agreement, (ii) conduct their business in all material aspects in the ordinary course, consistent with past practice and in compliance with the requirements of the Management Agreement; (iii) use commercially reasonable efforts to keep available the services of its present officers and employees who provide material services to the Company; and (iv) use commercially reasonable preserve its relationships with others having business dealings with it relating to its business and business assets. In addition, during such period, ACC and Manager shall not conduct certain actions without the Company’s written consent, including, among other things, declaration and payments of dividends, issuance and redemption of capital stock, amendment or termination of any material contract, and termination of the employment of certain key employees, each subject to the qualifications and exceptions as set forth in the Merger Agreement.

Reasonable Best efforts

Subject to the terms and conditions of the Merger Agreement, the Parties each agree to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate, in the most expeditious manner practicable, the transactions contemplated by the Merger Agreement.

Restricted Securities

The shares of common stock to be issued as Merger Consideration will be issued pursuant to a “private placement” exemption or exemptions from registration under Section 4(a)(2) of the Securities Act and exemptions from qualification under applicable state securities laws. The Parties have agreed to comply in all material respects with all applicable provisions of and rules under the Securities Act and applicable state securities laws in connection with the offering and issuance of the Company Common Stock pursuant to this Agreement. The shares of common stock issued pursuant to the Merger Agreement will be “restricted securities” under the Federal and state securities laws and cannot be offered or resold except pursuant to registration under the Securities Act or an available exemption from registration.

D&O Indemnification

The Company agrees that all rights to indemnification and exculpation for acts or omissions occurring prior to the Closing now existing in favor of the current or former directors or officers (or persons holding similar positions) of ACC or Manager who have the right to indemnification or exculpation by ACC or Manager as provided in their respective organizational documents, indemnity or indemnification agreements, or as provided under applicable law shall survive the Internalization Merger, and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Closing, and the Company will, or will cause the surviving entity to, perform the respective indemnification obligations thereunder.

Termination of Management Agreement

The Parties agree that the Management Agreement shall be terminated at, and subject to, the Closing. Subject to the terms and conditions of the Merger Agreement, the Management Agreement shall be void and of no further effect after the Closing and the consummation of the Internalization Merger. The amount of accrued and unpaid management fee has been included in calculations in connection with the determination of the Exchange Ratio, and no such amount shall be separately payable upon termination of the Management Agreement.

R&W Insurance

The Company has agreed to obtain a representations and warranties insurance policy (the “R&W Insurance Policy”) in respect of ACC and Manager’s representations and warranties set forth in the Merger Agreement and has conditionally bound a R&W Insurance Policy pursuant to a binder agreement. The Company will bear the costs associated with obtaining the R&W Insurance Policy.

Other Agreements

The Parties have also agreed to certain other matters, including, among other things, cooperation in the preparation of this proxy statement, entry into the Key Employee Agreements, public announcements relating to the Merger Agreement and the Internalization Merger, access to ACC’s books and records and financial information between signing of the Merger Agreement and the Closing, application for NYSE listing of the shares to be issued pursuant to the Merger Agreement, treatment of certain employee loans, and other intercompany matters.

Conditions to Closing

Each Party’s obligation to close is conditioned upon: (i) approval of the Stock Issuance Proposal by the stockholders of the Company; (ii) approval of listing of the shares of common stock to be issued pursuant to the Merger Agreement on the NYSE; (iii) no governmental authority having jurisdiction over any Party shall have issued any injunctions or restraints prohibiting the consummation of the Internalization Merger, and (iv) each of the Company and ACC shall have satisfied certain obligations pursuant to their existing contractual agreements with investors or lenders.

The Company and Merger Sub’s obligation to close is conditioned upon, among other customary conditions, (i) the representations and warranties of ACC and Manager with respect to authority, capitalization and absence of material changes shall remain true and correct in all material respects, (ii) all other representations and warranties of ACC and Manager set forth in Article 3 of the Merger Agreement shall remain true and correct, except where the failure to be so true and correct would not have a material adverse effect on ACC, (iii) the pre-merger organization of ACC as set forth in the Merger Agreement shall have been fully implemented, (iv) the Key Employee Agreements shall remain effective pending only the Closing, and (v) receipt of certain deliverables as provided in the Merger Agreement.

ACC’s and Manager’s obligation to close is conditioned upon, among other customary conditions, (i) the representations and warranties of the Company and Merger Sub with respect to authority, capitalization and absence of material changes shall remain true and correct in all material respects, (ii) all other representations and warranties of the Company and Merger Sub set forth in Article 4 of the Merger Agreement shall remain true and correct, except where the failure to be so true and correct would not have a material adverse effect on the Company, and (iii) receipt of certain deliverables as provided in the Merger Agreement.

Termination

The Merger Agreement may be terminated under certain circumstances, including: (i) by mutual written consent of the Parties; (ii) if the Closing has not occurred on or before December 31, 2026 (unless extended by the Parties in accordance with the terms of the Merger Agreement); and (iii) upon an uncured breach by the other Party that would result in a failure of the conditions to the Closing to be satisfied;.

If the Merger Agreement is terminated, no Party will be liable for the payment of any termination fees to the other Parties.

Governing Law

The Merger Agreement is governed by the laws of the State of New York.

OPINION OF THE SPECIAL COMMITTEE’S FINANCIAL ADVISOR

In making its determination with respect to the Internalization Merger, the Special Committee also considered the financial analyses prepared by BTIG, and the opinion of BTIG as of April 29, 2026, as to the fairness, from a financial point of view, to the Company of the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement.

The Special Committee retained BTIG to provide a fairness opinion in connection with its consideration of the Internalization Merger. In selecting BTIG, the Special Committee considered, among other things, the fact that BTIG is a reputable investment banking firm with substantial experience advising companies in the financial services industry and providing strategic advisory services in general. BTIG, as part of its investment banking business, is continuously engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes.

On April 29, 2026, at a meeting of the Special Committee held to evaluate the proposed Internalization Merger, BTIG delivered an oral opinion, subsequently confirmed by delivery of a written opinion, to the Special Committee, to the effect that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such opinion, the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to the Company.

The full text of the written opinion of BTIG, dated April 29, 2026, which sets forth the assumptions made, procedures followed, matters considered, limitations on the review undertaken and qualifications contained in connection with its opinion, is attached to this proxy statement as Annex B and is incorporated herein by reference in its entirety. The following summary of BTIG's opinion in this proxy statement is qualified in its entirety by reference to the full text of BTIG's opinion. Stockholders are urged to read BTIG's opinion carefully and in its entirety. BTIG provided its opinion for the information and assistance of the Special Committee in connection with its consideration of the Internalization Merger. BTIG's opinion was not intended to and does not constitute a recommendation to the Special Committee or the Board as to how the Special Committee or the Board should vote on the Internalization Merger or to any stockholder of the Company as to how any such stockholder should vote at any stockholders' meeting at which the Stock Issuance may be considered, or whether or not any stockholder of the Company should enter into a proxy, voting, stockholders' or affiliates' agreement with respect to or following the Internalization Merger, or exercise any redemption, repurchase, exchange or similar rights that may be available to such stockholder.

In rendering its opinion, BTIG has, among other things:

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reviewed an execution version of the Merger Agreement;
•
discussed the Internalization Merger and related matters with the Company’s management;
•
reviewed the audited financial statements of ACC for the two fiscal years ended December 31, 2024 and December 31, 2025;
•
reviewed and discussed with the Company’s management certain publicly available information concerning the Company and certain historical information concerning ACC provided by the Company;
•
reviewed and discussed with the Company’s management certain non-public projected financial and operating data relating to ACC prepared by management of ACC and furnished to BTIG by management of ACC (the “ACC Projections”), which BTIG was directed by the Special Committee to use for purposes of its analysis;
•
discussed with the Company’s management the historical and current business operations, financial condition and prospects of ACC (including its views on the risks and uncertainties of achieving the ACC Projections) and such other matters as BTIG deemed relevant;

•
reviewed and analyzed certain publicly available information concerning the terms of selected transactions that BTIG considered relevant to its analysis;
•
reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that BTIG considered relevant to its analysis;
•
reviewed the reported prices and the historical trading activity of the Company Common Stock;
•
evaluated the equity value of ACC implied by the various financial analyses BTIG conducted;
•
conducted such other financial studies, analyses and investigations and considered such other information as BTIG deemed necessary or appropriate for purposes of its opinion; and
•
took into account BTIG’s assessment of general economic, market and financial conditions and BTIG’s experience in other transactions, as well as BTIG’s experience in securities valuations and BTIG’s knowledge of the Company’s industry generally.

In rendering its opinion, BTIG has relied upon and assumed, with the Company’s acknowledgement and consent, without independent investigation or verification, the accuracy and completeness of all of the financial and other information that was provided to BTIG by or on behalf of the Company or ACC, or that was otherwise reviewed by BTIG, and BTIG has not assumed any responsibility for independently verifying any of such information. With respect to the ACC Projections, BTIG was advised by the management of the Company, and assumed, that the ACC Projections were reasonably prepared on the basis of reflecting the best currently available estimates and judgments of the management of ACC as to the future operating and financial performance of ACC and that they provided a reasonable basis upon which BTIG could form its opinion. All such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. BTIG has relied on this projected information without independent verification or analysis and does not in any respect assume any responsibility for the accuracy or completeness thereof.

BTIG also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company or ACC since the date of the last financial statements made available to BTIG. BTIG did not make or obtain any independent evaluation, appraisal or physical inspection of either the Company’s or ACC’s assets or liabilities, nor was BTIG furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, BTIG assumes no responsibility for their accuracy.

BTIG assumed, with the Company’s consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the Internalization Merger will be satisfied and not waived. BTIG also assumed that the Internalization Merger would be consummated substantially on the terms and conditions described in the Merger Agreement, without any waiver of material terms or conditions by the Company or any other party, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Internalization Merger would not have an adverse effect on the Company, ACC or the Internalization Merger. BTIG also assumed that the Internalization Merger would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations and all other laws applicable to the Company and ACC. BTIG further assumed that the Company relied upon the advice of its counsel, independent accountants and other advisors (other than BTIG) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to the Company, ACC, the Internalization Merger and the Merger Agreement.

BTIG's opinion is limited to whether, as of the date thereof, the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement (the “Company Common Stock Issuance”) was fair, from a financial point of view, to the Company, and does not address any other terms, aspects or implications of the Internalization Merger or any other transactions, including, without limitation, the form or structure of the Internalization Merger, any consequences of the Internalization Merger or any other transactions on the

Company, its stockholders, creditors or any other constituencies of the Company, or any terms, aspects or implications of any voting, support, stockholder, credit or other agreements, arrangements or understandings contemplated or entered into in connection with the Internalization Merger or otherwise. BTIG's opinion also did not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Company; (ii) the legal, tax or accounting consequences of the Internalization Merger on the Company, its stockholders or any other party; or (iii) the fairness of the amount or nature of any compensation to any officers, directors or employees of the Company or ACC, or any class of any such person, relative to the compensation paid to any other party.

Furthermore, BTIG expressed no opinion as to the prices, trading range or volume at which the Company’s securities will trade following public announcement or consummation of the Internalization Merger or other transactions contemplated by the Merger Agreement. BTIG acted as financial advisor to the Special Committee in connection with the Internalization Merger and, in such capacity, assisted the Special Committee in evaluating, structuring and negotiating the Internalization Merger. However, BTIG’s opinion and related financial analyses did not address, and BTIG did not provide a separate analysis or opinion with respect to, the form or structure of the Internalization Merger or such other transactions.

BTIG's opinion is necessarily based on economic, market, financial and other conditions as they existed on April 29, 2026, and on the information made available to BTIG by or on behalf of the Company, ACC or their respective advisors, or information otherwise reviewed by BTIG, as of the date of BTIG's opinion. Subsequent developments may affect the conclusion reached in BTIG's opinion and BTIG does not have any obligation to update, revise or reaffirm its opinion. Further, the credit, financial and stock markets are often affected by periods of volatility and BTIG expressed no opinion or view as to any potential effects of such volatility on the Company, ACC or the terms of the Internalization Merger. BTIG's opinion was for the information of, and directed to, the Special Committee for its information and assistance in connection with its consideration of the financial terms of the Internalization Merger. BTIG's opinion does not constitute a recommendation to the Special Committee or the Board as to how the Special Committee or the Board should vote on the Internalization Merger or to any stockholder of the Company as to how any such stockholder should vote at any stockholders' meeting at which the Company Common Stock Issuance or any related transactions may be considered, or whether or not any stockholder of the Company should enter into a proxy, voting, stockholders' or affiliates' agreement with respect to or following the Internalization Merger, or exercise any redemption, repurchase, exchange or similar rights that may be available to such stockholder. In addition, BTIG's opinion did not compare the relative merits of the Internalization Merger with any other alternative transactions or business strategies which may have been available to the Company and did not address the underlying business decision of the Special Committee, the Board or the Company to proceed with or effect the Internalization Merger.

BTIG is not a legal, tax, regulatory or bankruptcy advisor. BTIG has not considered in its opinion any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the Securities and Exchange Commission (the "SEC"), or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board. BTIG's opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Company or ACC.

The summary set forth below does not purport to be a complete description of the analyses performed by BTIG, but describes, in summary form, the material elements of the presentation that BTIG made to the Special Committee on April 29, 2026, in connection with BTIG's opinion. These summaries of financial analyses alone do not constitute a complete description of the financial analyses BTIG employed in reaching its conclusions. In accordance with customary investment banking practice, BTIG employed generally accepted valuation methods and financial analyses in reaching its opinion.

None of the analyses performed by BTIG were assigned a greater significance by BTIG than any other, nor does the order of analyses described represent relative importance or weight given to those analyses by BTIG. The summary text describing each financial analysis does not constitute a complete description of BTIG’s financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by BTIG. The summary text set forth below does not represent and should not be viewed by anyone as constituting conclusions reached by BTIG with respect to any of the analyses performed by it in connection with its opinion. Rather, BTIG made its determination as to the fairness, from a financial point of view, to the Company of the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement, on the basis of its experience and professional judgment after considering the results of all of the analyses performed. Except as otherwise noted, the information utilized by BTIG in its analyses, to the extent that it is based on market data, is based on market data as it existed on or before April 29, 2026 and is not necessarily indicative of current market conditions. The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which any securities may trade in the public markets, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions and other factors that influence the price of securities.

In conducting its analysis, BTIG used three primary methodologies: selected public companies analysis, selected precedent transactions analysis, and discounted cash flow analysis. No individual methodology was given a specific weight, nor can any methodology be viewed individually. Additionally, no company or transaction used in any analysis as a comparison is identical to ACC or the Internalization Merger, and they all differ in material ways. Accordingly, an analysis of the results described below is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the selected companies or transactions to which they are being compared. BTIG used these analyses to determine the impact of various operating metrics on the implied enterprise value of ACC. Each of these analyses yielded a range of implied enterprise values, and therefore, such implied enterprise value ranges developed from these analyses were viewed by BTIG collectively and not individually. In delivering its opinion to the Special Committee, BTIG utilized the ACC Projections prepared by management of ACC and furnished to BTIG by management of ACC.

Selected Public Companies Analysis. BTIG reviewed, analyzed and compared certain financial information relating to ACC to corresponding publicly available financial information and market multiples for the following nine publicly traded alternative asset management companies. BTIG reviewed, among other things, the range of enterprise values of the selected publicly traded companies as a multiple of estimated revenue and estimated earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the twelve months ending December 31 ("calendar year" or "CY"), 2026 and 2027 (estimates as provided by S&P Capital IQ).

Alternative Asset Managers:

•
Ares Management Corp.
•
The Carlyle Group Inc.
•
TPG Inc.
•
Blue Owl Capital Inc.
•
StepStone Group Inc.
•
Hamilton Lane Inc.
•
GCM Grosvenor Inc.
•
Patria Investments Ltd.
•
Ridgepost Capital Inc.

As none of the selected publicly traded companies identified above, or group thereof, is identical or directly comparable to ACC, BTIG, using its professional judgment and experience, derived from the 25th and 75th percentile enterprise values as a multiple of such entities' calendar year 2026 and 2027 estimated revenue a range of revenue multiples for ACC ranging from 4.9x to 6.6x for calendar year 2026 and from 4.3x to 5.5x for calendar year 2027. Applying such range of multiples to the 2026 and 2027 estimated revenue for ACC of $38.2 million and $48.3 million, respectively, utilized by BTIG in performing its analysis, subtracting net debt of $192.7 million, adding the net asset value of management shares held in ACRES Mortgage Fund, Ltd. (“AMF”) as of December 31, 2025 of $107.0 million (as reported by US Bank Global Fund Services, as trustee to AMF) and adding the value of Company Common Stock held by ACC of $25.8 million (based on the closing price per share of Company Common Stock on April 28, 2026 of

$20.49), BTIG's analysis resulted in implied equity values for ACC ranging from $127.4 million to $193.8 million based on 2026 estimated revenue and ranging from $149.4 million to $208.1 million based on 2027 estimated revenue.

Similarly, BTIG derived from the 25th and 75th percentile enterprise values as a multiple of such entities’ calendar year 2026 and 2027 estimated EBITDA a range of EBITDA multiples for ACC ranging from 10.9x to 14.6x for calendar year 2026 and from 8.8x to 13.0x for calendar year 2027. Applying such range of multiples to the 2026 and 2027 estimated Adjusted EBITDA for ACC of $12.9 million and $22.4 million, respectively, and making the same adjustments described above, BTIG’s analysis resulted in implied equity values for ACC ranging from $81.4 million to $129.5 million based on 2026 estimated Adjusted EBITDA and $136.6 million to $230.8 million based on 2027 estimated Adjusted EBITDA. For purposes of this section, “Adjusted EBITDA” means EBITDA as further adjusted for the impact of stock-based compensation expense, accrued preferred stock payment-in-kind interest, gains on extinguishment of debt, derivative gains, and excluding total dividend income from management shares held in AMF and Company Common Stock held by ACC.

BTIG compared the results of this analysis to the approximately $153.4 million (which, for purposes of BTIG’s analysis, was based on the closing price per share of Company Common Stock on April 28, 2026 of $20.49) implied market value of the Merger Consideration. The implied market value of the Merger Consideration fell within the ranges of implied equity values based on the 2026 and 2027 estimated revenue and 2027 estimated Adjusted EBITDA for ACC and fell above the range of implied equity values based on 2026 estimated Adjusted EBITDA, which was overall supportive of a conclusion that, as of the date of BTIG's opinion, the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to the Company.

BTIG selected the companies used in this analysis on the basis of its experience and knowledge of companies in the industry and various factors, including the size of ACC and the similarity of the lines of business to ACC’s lines of business, as well as the business models, product offerings, operating margin profiles and end-market exposure of such companies. As noted above, no company used as a comparison is identical to ACC. Accordingly, these analyses are not purely mathematical, but also involve complex considerations and judgments concerning the differences in financial and operating characteristics of the selected companies and other factors.

Selected Precedent Transactions Analysis.

BTIG reviewed and analyzed certain publicly available information for the below nine acquisitions among asset management companies that were announced subsequent to January 1, 2023, with publicly available information regarding the terms of the transaction.

The following table sets forth the precedent transactions.

Announced Date	Target	Buyer
12/11/2025	Diamond Hill Investment Group	First Eagle Investment Management
10/27/2025	Janus Henderson Group	Trian Fund Management; General Catalyst
8/28/2025	Guardian Capital Group	Desjardins Global Asset Management
2/24/2025	Bridge Investment Group	Apollo Global Management
4/16/2024	Amundi USA	Victory Capital
9/11/2023	Avantax	Aretec Group
9/6/2023	Energy Capital Partners	Bridgepoint Group
7/24/2023	Sculptor Capital Management	Rithm Capital Corp
2/2/2023	Focus Financial Partners	Clayton, Dubilier & Rice

BTIG selected the precedent transactions based upon its experience and knowledge of companies in the industry. Although none of the transactions are directly comparable to the Internalization Merger, none of the target companies are directly comparable to ACC, BTIG selected transactions involving target companies with similar characteristics to the characteristics identified above in the selected public companies analysis.

BTIG, using its professional judgment and experience, derived from the 25th and 75th percentile enterprise values as a multiple of such entities’ LTM EBITDA a range of multiples for ACC ranging from 10.0x to 17.0x. Applying such range of multiples to the 2025 actual Adjusted EBITDA for ACC of $13.4 million utilized by BTIG in performing its analysis, subtracting net debt of $192.7 million, adding the net asset value of management shares held in AMF of $107.0 million and adding the value of Company Common Stock held by ACC of $25.8 million, BTIG’s analysis resulted in implied equity values for ACC ranging from $74.6 million to $169.0 million. BTIG compared the results of this analysis to the approximately $153.4 million implied market value of the Merger Consideration. The implied market value of the Merger Consideration fell within the range of implied equity values resulting from this analysis, supporting a conclusion that, as of the date of BTIG’s opinion, the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to the Company.

Because the market conditions, rationale and circumstances surrounding each of the transactions analyzed were specific to each transaction and because of the inherent differences between ACC’s business, operations and prospects, and those of the acquired companies above, BTIG believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis. Accordingly, BTIG also made qualitative judgments concerning the differences between the characteristics of these transactions (including market conditions, rationale and circumstances surrounding each of the transactions, and the timing, type, and size of each of the transactions) and the Internalization Merger.

Discounted Cash Flow Analysis.

Discounted cash flow analysis is an important valuation methodology that calculates a company's intrinsic value by discounting its future cash flows to their present value. Free cash flows are projected based on reasonable revenue growth, margin, working capital, and capital expenditure assumptions that conform to industry and company-specific research. These cash flows are then discounted to the present value using a weighted average cost of capital.

BTIG utilized the ACC Projections prepared by management of ACC and furnished to BTIG by management of ACC to perform a discounted cash flow analysis of ACC. In conducting this analysis, BTIG assumed that ACC would perform in accordance with these projections and estimates. BTIG performed an analysis of the present value of the unlevered cash flows that ACC’s management projected ACC will generate for the second half of fiscal year 2026 through fiscal year 2030. BTIG calculated terminal values for ACC in the year 2030 by applying a range of terminal multiples of 10.0x to 11.0x, selected based on BTIG's professional judgment and experience, to projected fiscal year 2030 Adjusted EBITDA, inclusive of total dividend income from management shares held in AMF and Company Common Stock held by ACC. The discounted cash flow analysis includes projected dividend income from ACC’s interests in AMF and the Company as a component of ACC’s projected cash flow, including Adjusted EBITDA for the terminal year used to calculate terminal value. In contrast, for purposes of the selected public companies analysis and selected precedent transactions analysis, ACC’s Adjusted EBITDA and revenue were evaluated excluding such dividend income, and the estimated value of ACC’s interests in AMF and the Company was separately added to the value implied by applying the relevant enterprise value multiples, consistent with the sum of the parts methodology employed in those analyses. BTIG discounted the terminal values and cash flows projected for the specified period using discount rates ranging from 15.25% to 16.25%, reflecting estimates of ACC’s weighted average cost of capital based on BTIG's professional judgment and experience, to determine an implied enterprise value reference range. The weighted average cost of capital was calculated as 15.65% and derived using the capital asset pricing model, which took into account, among other things, risk-free rate, equity risk premium, re-levered beta, company-specific size premium and BTIG's professional judgment and experience to determine the cost of equity capital, consistent with standard industry practices. Using discount rates of 15.25% to 16.25% and terminal multiples of 10.0x to 11.0x, selected based on BTIG's professional judgment and experience, BTIG's analysis resulted in implied enterprise values for ACC ranging from approximately $477.8 million to approximately $530.6 million, and implied equity values for ACC ranging from approximately $269.3 million to approximately $322.1 million. BTIG compared the results of this analysis to the approximately $153.4 million implied market value of the Merger Consideration. The implied market value of the Merger Consideration fell below the range of implied equity values resulting from this analysis, supporting a conclusion that, as of the date of BTIG's opinion, the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to the Company.

Conclusion

Based upon the foregoing analyses and based upon and subject to the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications set forth in full in the text of BTIG's opinion, BTIG was of the opinion that, as of the date of BTIG's opinion, the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to the Company.

Miscellaneous

The discussion above represents a summary of the material financial analyses presented by BTIG to the Special Committee in connection with its opinion and is not a comprehensive description of all analyses undertaken by BTIG in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BTIG believes that its analyses summarized above must be considered as a whole. BTIG further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BTIG's analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, BTIG considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company and ACC. The estimates of the future performance of ACC in or underlying BTIG's analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BTIG's analyses. These analyses were prepared solely as part of BTIG's analysis of the fairness, from a financial point of view, to the Company of the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement, and were provided to the Special Committee in connection with the delivery of BTIG's opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BTIG's view of the actual value of ACC.

The type and amount of consideration payable in the Internalization Merger was determined through negotiations between the Company and ACC, rather than by any financial advisor, and was approved by the Board (following the unanimous recommendation of the Special Committee). The decision to enter into the Merger Agreement was solely that of the Board (following the unanimous recommendation of the Special Committee). As described above, BTIG's opinion and analyses were only one of many factors considered by the Special Committee and the Board in its evaluation of the Internalization Merger and should not be viewed as determinative of the views of the Special Committee or the Board with respect to the Internalization Merger or the Merger Consideration.

In the two years prior to the date hereof, BTIG has not provided financial advisory services for the Company, the Manager or ACC for which any compensation was received. BTIG may seek to provide such services to the Company, the Manager or ACC or any of their respective affiliates in the future, and would expect to receive fees for the rendering of any such services.

BTIG acted as financial advisor to the Special Committee in connection with the Internalization Merger. As compensation for its services to the Special Committee, BTIG is entitled to receive from the Company aggregate compensation of approximately $2 million, of which $500,000 became payable upon the delivery of BTIG’s opinion to the Special Committee on April 29, 2026, with the remainder of this fee to become payable upon consummation of the proposed Internalization Merger. In addition, the Company has agreed to reimburse BTIG for certain of its out-of-pocket expenses, including legal fees, and has agreed to indemnify BTIG against certain liabilities, including under applicable laws, arising out of its engagement.

BTIG, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers and acquisitions, underwritings, sales and distributions of listed and unlisted securities, and private placements. BTIG or its affiliates may provide investment and corporate banking services to the Company and ACC and their respective affiliates in the future, for which BTIG or its affiliates would seek customary compensation. BTIG provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including, without limitation, derivative securities, of the Company or its affiliates for its own account and for the accounts of customers.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY

The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations are included in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 10, 2026, which are incorporated by reference into this proxy statement.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ACC

The following discussion and analysis provides information regarding the historical results of operations and financial condition of ACC. This discussion should be read in conjunction with the consolidated financial statements of ACC and the notes thereto included in this proxy statement.

Executive Summary

ACC is engaged in sourcing, structuring, underwriting and managing first mortgage CRE loans for its subsidiaries, including Manager, and other third parties. Manager is also an SEC-registered investment adviser providing asset management and investment advisory services for clients that invest in commercial mortgage loan investments, commercial real estate and related assets.

ACC sources mortgage loans primarily through direct borrower relationships, correspondent relationships and intermediaries. The mortgage loans then undergo ACC’s internal screening and underwriting process before they are closed, during which process ACC’s personnel evaluate, amongst other things, the operational and financial performance of the commercial properties securing these loans, utilizing financial models as well as third-party reports, including engineering reports, environmental reports, appraisals, etc. The managed loan portfolio, which consists of first-lien mortgage loans secured by properties across industries, including multi-family, student housing, industrial, hospitality, mixed-use, office and self-storage, is actively managed by the asset management personnel of Manager, who monitor the performance of collateral and maintain regular contact with borrowers and servicers.

ACC’s revenue primarily consists of origination, management, servicing and incentive fees from Manager’s investment advisory business and distributions from Manager’s equity investments in certain funds and vehicles it manages.

Fund Consolidation

ACC consolidates (i) entities that ACC has both significant economics and the power to direct the activities of the entity that impact economic performance; and (ii) entities in which ACC holds a majority voting interest or has majority ownership and control over the operational, financial and investing decisions of that entity. A fund that has historically been consolidated in the financial statements may no longer be consolidated because ACC is no longer deemed to have a controlling interest in the entity.

The activity of the consolidated fund is reflected within the consolidated financial statement line items indicated by reference thereto. The impact of consolidation also typically will decrease revenues reported under GAAP to the extent these amounts are eliminated upon consolidation.

The assets and liabilities of ACC’s consolidated fund are held within a separate legal entity and, as a result, the liabilities of ACC’s consolidated fund are typically non-recourse to ACC. Generally, the consolidation of ACC’s consolidated fund has a significant gross-up effect on ACC’s assets, liabilities and cash flows but has no net effect on the net income attributable to ACC or its stockholders’ equity. The net economic ownership interests of ACC’s consolidated fund, to which ACC has no economic rights, are reflected as non-controlling interests in the consolidated fund within ACC’s consolidated financial statements.

For the actual impact that consolidation had on ACC’s results and further discussion on consolidation, see “Note 3 - Consolidation” within the consolidated financial statements of ACC and the notes thereto included in this proxy statement.

Results of Operations

Following is a discussion of ACC’s results of operation for the years ended December 31, 2025 and 2024. ACC’s historical financial results are not necessarily indicative of future results. ACC is not typically subject to seasonal trends. However, ACC’s results have fluctuated in the past and are expected to fluctuate in the future, reflecting the interest rate environment, the volume of transactions and general economic conditions. ACC derives its revenue from fee-based services including management fees, servicing fees, origination fees and incentive fees. The expenses of ACC are primarily comprised of payroll, interest expense and other general and administrative expenses related to its operations. The results of operations of the consolidated fund primarily represent activities from that ACC is deemed to control. ACC reflects the revenues and expenses of the consolidated fund on a gross basis, subject to eliminations from consolidation. Substantially all of ACC’s results of operations related to the consolidated fund are attributable to ownership interests that third parties hold in those funds.

Year Ended December 31, 2025 Compared to Year Ended December 31, 2024

Revenues

The following table sets forth information relating the ACC’s fees and other revenue for the comparative years ended December 31, 2025 and 2024 (dollars in thousands):

	For the Year Ended December 31,
	2025	2024	Dollar Change	Percent Change
Fees and other revenue:
Management and servicing fees, net	$667	$438	$229	52%
Management and servicing fees, net - related party	6,379	6,875	(496)	(7)%
Origination fees	9,941	1,507	8,434	560%
Incentive fees	—	530	(530)	(100)%
Incentive fees - related party	2,531	2,844	(313)	(11)%
Application fees and other income	2,116	380	1,736	457%
Interest income	—	208	(208)	(100)%
Reimbursable compensation and benefits - related party	4,292	3,887	405	10%
Other reimbursable expenses	623	684	(61)	(9)%
Other reimbursable expenses - related party	763	679	84	12%
Total	$27,312	$18,032	$9,280	51%

Fees and other revenue increased by $9.3 million for the comparative years ended December 31, 2025 and 2024. The increase year over year is attributed to the following:

Management and servicing fees, net. The increase of $229,000 for the comparative years ended December 31, 2025 and 2024 was primarily attributable to an increase in fee-paying equity of separately managed accounts during 2025.

Management and servicing fees, net – related party. The decrease of $496,000 for the comparative years ended December 31, 2025 and 2024 was primarily attributable to special servicing fees received in 2024 from a securitization vehicle that was fully redeemed in March 2025.

Origination fees. The increase of $8.4 million for the comparative years ended December 31, 2025 and 2024 was primarily attributable to an increased volume of loans arranged by ACC and its affiliates.

Incentive fees. The decrease of $530,000 for the comparative years ended December 31, 2025 and 2024 was primarily attributable to payoff of loans with associated incentive fee agreements in 2024. No comparable payoffs occurred in 2025.

Incentive fees – related party. The decrease of $313,000 for the comparative years ended December 31, 2025 and 2024 was primarily attributable to the full vesting, as of June 2025, of a tranche of common shares granted to ACC in connection with the ACRES Commercial Realty Corp. Manager Incentive Plan. This resulted in no incentive fees being recognized for this tranche during the third and fourth quarters of 2025.

Application fees and other income. The increase of $1.7 million for the comparative years ended December 31, 2025 and 2024 was primarily attributable to an increase in originations which resulted in increased application and underwriting fees. The increase also reflects approximately $700,000 of insurance-related referral and consulting fee revenue generated by ACRES Insurance Agency, a wholly owned subsidiary of ACC.

Interest income. The decrease of $208,000 for the comparative years ended December 31, 2025 and 2024 was primarily attributable to interest income received in 2024 from a loan which was paid off in full in 2024. There were no loans held by ACC in 2025.

Reimbursable compensation and benefits – related party. The increase of $405,000 for the comparative years ended December 31, 2025 and 2024 was primarily due to annual increases in employee compensation and benefits, and increases in time spent on reimbursable areas, for which ACC receives reimbursement.

Expenses

Operating Expenses

The following table sets forth information relating to ACC’s operating expenses for the years presented (dollars in thousands):

	For the Year Ended December 31,
	2025	2024	Dollar Change	Percent Change
Operating expenses:
Compensation and benefits	$13,293	$12,559	$734	6%
Equity compensation - related party	1,822	1,542	280	18%
General, administrative and other expenses	9,661	7,185	2,476	34%
Interest expense	18,297	22,067	(3,770)	(17)%
Interest expense - related party	321	331	(10)	(3)%
Other reimbursable expenses	623	683	(60)	(9)%
Other reimbursable expenses - related party	763	679	84	12%
Expenses of Consolidated Fund	2,885	1,816	1,069	59%
Total	$47,665	$46,862	$803	2%

Aggregate operating expenses increased by $803,000 for the comparative years ended December 31, 2025 and 2024. The increase year over year is attributed to the following:

Compensation and benefits. The increase of $734,000 for the comparative years ended December 31, 2025 and 2024 was primarily attributable to the growth in salary and benefits for increased staffing levels.

Equity compensation – related party. The increase of $280,000 for the comparative years ended December 31, 2025 and 2024 was primarily attributable to the issuance of additional shares in 2025.

General, administrative and other. The increase of $2.5 million for the comparative years ended December 31, 2025 and 2024 was primarily attributable to placement agent fees related to capital raising activities and professional fees related to legal, valuation and accounting services. The increase is also attributable to higher rental expenses from the expansion of New York office space.

Interest expense. The decrease of $3.8 million for the comparative years ended December 31, 2025 and 2024 was primarily related to the refinancing of ACC’s corporate debt facility in July 2025, which led to lower outstanding borrowings and a reduced borrowing rate.

Expenses of Consolidated Fund. The increase of $1.1 million for the comparative years ended December 31, 2025 and 2024 was primarily related to increased valuation, audit and other professional services. The increase is also attributable to servicing and trustee fees incurred in connection with the consolidated fund’s securitization vehicle launched in July 2025.

Other Income (Expense)

The following table sets forth information relating to ACC’s other income (expense) incurred for the years presented (dollars in thousands):

	For the Year Ended December 31,
	2025	2024	Dollar Change	Percent Change
Other income (expense):
Income from investments in equity affiliates - related party	$3,476	$2,389	$1,087	46%
Net realized and unrealized gains on investments of Consolidated Fund	11,486	10,459	1,027	10%
Interest income of Consolidated Fund	116,692	116,718	(26)	(0)%
Interest expense of Consolidated Fund	(73,070)	(58,052)	(15,018)	26%
Gain on extinguishment of debt	3,602	—	3,602	100%
Impairment loss on fees and other receivables - related party	—	(565)	565	(100)%
Derivative gain	3,084	—	3,084	100%
Total	$65,270	$70,949	$(5,679)	(8)%

Aggregate other income decreased $5.7 million for the comparative years ended December 31, 2025 and 2024. The decrease year over year is attributed to the following:

Income from investments in equity affiliates – related party. The increase of $1.1 million for the comparative years ended December 31, 2025 and 2024 was primarily related to unrealized gains on ACC’s investment in ACRES Commercial Realty Corp.

Net realized and unrealized gains on investments of Consolidated Fund. The increase of $1.0 million for the comparative years ended December 31, 2025 and 2024 was primarily attributable to the consolidated fund’s equity investment in ACRES SPE 2025-1 LLC.

Interest expense of Consolidated Fund. The increase of $15.0 million for the comparative years ended December 31, 2025 and 2024 was primarily driven by an increase in borrowings, with average borrowings of approximately $1.3 billion in 2025 compared to $560 million in 2024.

Gain on extinguishment of debt. The increase of $3.6 million for the comparative years ended December 31, 2025 and 2024 is primarily attributed to the closing of a corporate debt refinancing in July 2025.

Derivative gain. The increase of $3.1 million for the comparative years ended December 31, 2025 and 2024, is primarily attributed to the increase in fair value of the derivative features embedded in $33.0 million preferred equity securities issued by a subsidiary of ACC during 2025 that were accounted for as a derivative liability. There were no derivatives held by ACC in 2024.

Liquidity and Capital Resources

ACC assesses liquidity in terms of its ability to generate cash to fund operating, investing and financing activities. Management of ACC believes that ACC is well-positioned, and its liquidity will continue to be sufficient for its foreseeable working capital needs and contractual obligations.

Sources and Uses of Liquidity

ACC’s sources of liquidity are: (i) cash on hand; (ii) cash from operations, including management, origination, and other fees; and (iii) net borrowings. As of December 31, 2025, ACC’s cash and cash equivalents were $5.4 million. ACC’s sources of liquidity will be sufficient to fund its working capital requirements and to meet its commitments in the ordinary course of business and under the current market conditions for the foreseeable future. Cash flows from management fees may be impacted by declines in valuations or negatively impacted fundraising. Declines or delays in transaction activity may also impact the performance of managed vehicles, which could adversely impact ACC’s cash flows and liquidity. Market conditions may make it difficult to extend the maturity or refinance existing indebtedness or obtain new indebtedness with similar terms.

ACC’s primary liquidity needs will continue to be to: (i) pay operating expenses, including cash compensation to its employees; (ii) service its debt; and (iii) pay income taxes. ACC’s ability to obtain debt financing provides it with additional sources of liquidity.

ACC’s consolidated financial statements reflect the cash flows of its operating businesses as well as those of ACC’s consolidated fund. The assets of the consolidated fund, on a gross basis, are significantly larger than the assets of ACC’s operating businesses and therefore have a substantial effect on the amounts reported within ACC’s consolidated statements of cash flows. The primary cash flow activities of the consolidated fund includes: (i) raising capital from third-party investors, which is reflected as non-controlling interests of ACC’s consolidated fund; (ii) financing certain investments by issuing debt; (iii) purchasing and selling investments; (iv) generating cash through the realization of certain investments; (v) collecting interest income; and (vi) distributing cash to investors. ACC’s consolidated fund is generally accounted for as an investment company under GAAP; therefore, the character and classification of all consolidated fund transactions are presented as cash flows from operations. Liquidity available at ACC’s consolidated fund is not available for corporate liquidity needs, and debt of the consolidated fund is non-recourse to ACC except to the extent of its investment in the fund.

Cash Flows

The following tables summarize ACC’s consolidated statements of cash flows by activities attributable to ACC and the consolidated fund:

	Years ended December 31,
	2025	2024
Net cash provided by (used in) operating activities	$3,698,960	$(1,344,023)
Net cash (used in) provided by the consolidated fund’s operating activities, net of eliminations	(805,707,854)	54,886,501
Net cash used in (provided by) operating activities	(802,008,894)	53,542,478
Net cash provided by investing activities	-	3,715,814
Net cash used in the Company’s financing activities	(4,164,699)	(309,900)
Net cash provided by (used in) the consolidated fund’s financing activities, net of eliminations	805,707,854	(54,886,501)
Net cash used in (provided by) financing activities	801,543,155	(55,196,401)
Net change in cash and cash equivalents	$(465,739)	$2,061,891

The consolidated fund had no effect on cash flows attributable to the Company for the periods presented and are excluded from the discussion below. The following discussion focuses on cash flow by activities attributable to ACC.

Cash flows from operating activities. For the year ended December 31, 2025, operating activities increased cash balances by $3.7 million and consisted of cash generated from core operating activities, primarily consisting of profits generated principally from fee revenues after covering for operating expenses.

Cash flows from investing activities. For the year ended December 31, 2025, there were no investing activities.

Cash flows from financing activities. For the year ended December 31, 2025, financing activities decreased cash balances by $4.2 million and consisted of $2.2 million of payments for redeemable interest issuance costs, $6.9 million of payments for debt acquisition costs, $2.2 million of transaction costs incurring in a debt refinancing, and $0.3 million of paydowns of a related party loan payable slightly offset by the net activity consisting of $130.0 million of proceeds from credit facility borrowings and $33.0 million of proceeds from the issuance of redeemable interests utilized to pay down an existing credit facility by $155.6 million.

Financing Availability

ACC utilizes the following types of financing arrangements:

1.
Credit facility: ACC’s credit facility allows it to borrow utilizing a borrowing base comprised of pledged collateral and cash flows. Interest is payable on a quarterly basis on the outstanding principal amount of the advances and has an interest rate of 8.625%. The facility closed on July 23, 2025 and ACC utilized the proceeds to repay a former credit facility.

2.
Preferred Equity Issuance: A subsidiary of ACC issued $33.0 million of preferred equity securities to a third party. In connection with the issuance of preferred equity securities, ACC issued warrants to purchase 312,524 shares of common stock at an exercise price of $0.01 to the third party. The preferred equity transaction closed on July 23, 2025 and ACC utilized the proceeds to repay a former credit facility.

3.
Credit facilities in Consolidated Fund: The consolidated fund’s credit facilities allow it to borrow utilizing a borrowing base comprised of pledged collateral and cash flows.

4.
CRE - Term Warehouse Financing Facilities in Consolidated Fund: Term warehouse financing facilities effectively allow the consolidated fund to borrow against loans that it owns. Under these agreements, the consolidated fund transfers loans to a counterparty and agrees to purchase the same loans from the counterparty at a price equal to the transfer price plus interest. The counterparty retains the sole discretion over both whether to purchase the loan from the consolidated fund and, subject to certain conditions, the collateral value of such loan for purposes of determining whether the consolidated fund is required to pay margin to the counterparty. Generally, if the lender determines (subject to certain conditions) that the value of the collateral in a repurchase transaction has decreased by more than a defined minimum amount, the consolidated fund would be required to repay any amounts borrowed in excess of the product of (i) the revised collateral or market value multiplied by (ii) the applicable advance rate. During the term of these agreements, the consolidated fund receives the principal and interest on the related loans and pays interest to the counterparty.

5.
Securitizations in Consolidated Fund: The consolidated fund seeks non-recourse long-term financing from securitizations of its investments in CRE loans. The securitizations generally involve a senior portion of loans but may involve the entire loan. Securitization generally involves transferring notes to a special purpose vehicle (or the issuing entity), which then issues one or more classes of non-recourse notes pursuant to the terms of an indenture. The notes are secured by the pool of assets. In exchange for the transfer of assets to the issuing entity, the consolidated fund receives cash proceeds from the sale of non-recourse notes. Securitizations of portfolio investments might magnify exposure to losses on those portfolio investments because the retained subordinate interest in any particular overall loan would be subordinate to the loan components sold and the consolidated fund would, therefore, absorb all losses sustained with respect to the overall loan before the owners of the senior notes experience any losses with respect to the loan in question.

6.
Related Party Borrowings: The outstanding balance of ACC’s loan from ACRES Commercial Realty Corp., the publicly traded real estate investment trust that it manages, was $10.4 million and $10.7 million at December 31, 2025 and 2024, respectively.

ACC (including the consolidated fund) was in compliance with all of its debt covenants at December 31, 2025 in accordance with the terms provided in agreements with its lenders.

At December 31, 2025, ACC had financing arrangements as summarized below:

	Debt Principal	Debt Carrying	Borrowing	Maturity Dates
	Balance	Value	Rate
$130 million credit facility	$130,000,000	$123,486,034	8.63%	23-Jul-33
$26 million earnout liability	23,833,333	23,833,333	0%	Until paid in full
Total	$153,833,333	$147,319,367

At December 31, 2025, ACC’s consolidated fund had financing arrangements as summarized below (in thousands):

	Debt Principal	Debt Carrying	Weighted	Maturity Dates
	Balance	Value	Average Rate
$400 million credit facility	$209,200	$203,330	7.55%	21-Aug-28
$80 million junior facility	80,000	77,560	11.59%	21-Aug-28
$300 million credit facility	174,400	173,066	6.88%	2-Oct-33
$600 million repurchase facility	19,225	15,195	6.66%	18-Dec-28
$960 million debt securitization	819,600	814,806	6.18%	20-Aug-40
Total	$1,302,425	$1,283,957

Critical Accounting Estimates

ACC’s consolidated financial statements have been prepared in accordance with U.S. GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and within the period of financial results. Actual results could differ from those estimates. The critical accounting estimates, assumptions, and judgments that have the most significant impact on ACC’s consolidated financial statements are described below.

Principles of Consolidation

ACC consolidate entities based on either a variable interest entity (“VIE”) model or voting interest entity (“VOE”) model. As such, for entities that are determined to be variable interest entities, ACC consolidates those entities where it has both significant economics and the power to direct the activities of the entity that impact economic performance.

The consolidation guidance requires qualitative and quantitative analysis to determine whether ACC’s involvement, through holding interests directly or indirectly in the entity or contractually through other variable interests (e.g., management fees), would give ACC a controlling financial interest. This analysis requires judgment. These judgments include: (i) determining whether the equity investment at risk is sufficient to permit the entity to finance its activities without additional subordinated financial support; (ii) evaluating whether the equity holders, as a group, can make decisions that have a significant effect on the success of the entity; (iii) determining whether two or more parties’ equity interests should be aggregated; (iv) determining whether the equity investors have proportionate voting rights to their obligations to absorb losses or rights to receive returns from an entity; and (v) evaluating the nature of relationships and activities of the parties involved in determining which party within a related-party group is most closely associated with a VIE and hence would be deemed the primary beneficiary.

Investments in Equity Affiliate

ACC utilizes the equity method to account for investments when it possesses the ability to exercise significant influence, but not control, over the operating and financial policies of the investee. The ability to exercise significant influence is presumed when the investor possesses more than 20% of the voting interests of the investee. This presumption may be overcome based on specific facts and circumstances that demonstrate that the ability to exercise significant influence is restricted. ACC elected the fair value option for its equity method investment and determines fair value using the closing price of common shares as of the end of the period.

Fair Value Measurement

GAAP establishes a hierarchical disclosure framework prioritizing the inputs used in measuring financial instruments at fair value into three levels based on their market observability. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available quoted prices from an active market or where fair value can be measured based on actively quoted prices generally have a higher degree of market price observability and a lesser degree of judgment inherent in measuring fair value.

Financial assets and liabilities measured and reported at fair value are classified as follows:

•
Level I—Quoted prices in active markets for identical instruments.

•
Level II—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations with directly or indirectly observable significant inputs. Level II inputs include prices in markets with few transactions, non-current prices, prices for which little public information exists or prices that vary substantially over time or among brokered market makers. Other inputs include interest rate, yield curve, volatility, prepayment risk, loss severity, credit risk and default rate.

•
Level III—Valuations that rely on one or more significant unobservable inputs. These inputs reflect ACC’s assessment of the assumptions that market participants would use to value the instrument based on the best information available.

In some instances, an instrument may fall into multiple levels of the fair value hierarchy. In such instances, the instrument’s level within the fair value hierarchy is based on the lowest of the three levels (with Level III being the lowest) that is significant to the fair value measurement. ACC’s assessment of the significance of an input requires judgment and considers factors specific to the instrument.

Goodwill

Goodwill represents the costs of business acquisitions in excess of the fair value of identifiable net assets acquired. The Company evaluates the recoverability of goodwill annually on the first day of the Company’s fiscal fourth quarter of each fiscal year, or more frequently, if events or changes in circumstances indicate that goodwill might be impaired. If the Company’s review indicates that the carrying amount of goodwill exceeds its fair value, the Company will reduce the carrying amount of goodwill to fair value.

Income Taxes

ACC is taxed as a corporation for U.S. federal and state income tax purposes. ACC uses the liability method of accounting for deferred income taxes pursuant to GAAP. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the carrying value of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the statutory tax rates expected to be applied in the periods in which those temporary differences are settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized during the year the change is enacted. A valuation allowance is recorded on ACC’s net deferred tax assets when it is more likely than not that such assets will not be realized or when timing is unknown. When evaluating the realizability of ACC’s deferred tax assets, all evidence, both positive and negative, is evaluated. Items considered in this analysis include the ability to carry back losses, the reversal of temporary differences, tax planning strategies and expectations of future earnings.

Under GAAP, the amount of tax benefit to be recognized is the amount of benefit that is more likely than not to be sustained upon examination. ACC analyzes its tax filing positions in all of the U.S. federal, state, and local tax jurisdictions where it is required to file income tax returns, as well as for all open tax years in these jurisdictions. If, based on this analysis, ACC determines that uncertainties in tax positions exist, a liability is established.

Tax laws are complex and subject to different interpretations by the taxpayer and respective governmental taxing authorities. Significant judgment is required in determining tax expense and in evaluating tax positions, including evaluating uncertainties under GAAP. ACC reviews its tax positions quarterly and adjusts tax balances as new legislation is passed or new information becomes available.

New/Recent accounting pronouncements

There were no accounting standards that were issued and required to be implemented that were not implemented that would have or are expected to have a material impact on the financial position or results of ACC as of December 31, 2025.

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

On April 29, 2026, ACRES Commercial Realty Corp. (“ACR”) and ACRES Holdings Sub LLC, a direct, wholly-owned subsidiary of ACR (“Merger Sub”), and ACRES Capital Corp., a Delaware corporation (“ACC”), and ACRES Capital, LLC, a New York limited liability company (“Manager”) and subsidiary of ACC, entered into an Agreement and Plan of Merger (“Agreement”). Subject to approval of ACR and ACC stockholders and the satisfaction or (to the extent permitted by law) waiver of certain other closing conditions, ACC shall merge with and into Merger Sub, with Merger Sub being the surviving entity (the “Internalization Merger”) and a direct, wholly-owned subsidiary of ACR.

The following unaudited pro forma condensed combined consolidated financial information and explanatory notes have been prepared to illustrate the effects of the Internalization Merger under the acquisition method of accounting, with ACR treated as the accounting acquirer. The unaudited pro forma financial information has been prepared by ACR in accordance with Article 11 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”). The unaudited pro forma financial information gives effect to the Internalization Merger as follows:

•
The unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2025, combines the historical consolidated balance sheets of both ACR and ACC, giving effect to the Internalization Merger as if the transaction had occurred on December 31, 2025.
•
The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2025, combines the historical operating results of ACR and ACC, giving effect to the Internalization Merger as if the transaction occurred on January 1, 2025. Certain reclassifications have been made to ACC’s historical financial information in order to conform to ACR’s presentation of financial information.

The unaudited pro forma condensed combined consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial condition had the Internalization Merger been completed on the dates described above, nor is it necessarily indicative of the results of operations in future periods or the future financial condition of the combined entities.

Acquisition accounting is dependent upon certain valuations and other studies that have yet to commence or progress to a state where there is sufficient information for the definitive measurement. Accordingly, the pro forma financial information includes estimated adjustments, including adjustments to record assets and liabilities of ACC at their fair value, and represents the pro forma estimates by ACR, based on available fair value information. The pro forma financial information also does not reflect the benefits of expected cost savings or any potential impacts of potential revenue enhancements and, accordingly, does not attempt to predict or suggest future results.

The actual value of ACR common shares to be issued as consideration in the Internalization Merger will be based on the closing price of ACR’s common shares at the effective date of the merger. The Internalization Merger is expected to be completed in the third quarter of 2026, but there can be no assurance that the Internalization Merger will be completed as anticipated. For purposes of the pro forma financial information, the fair value of ACR’s common shares to be issued in connection with the merger was based on ACR’s closing price of $22.60 as of May 8, 2026.

The pro forma adjustments included herein are subject to change depending on changes in interest rates, credit conditions and the components of assets and liabilities, and as additional information becomes available and additional analyses are performed. The final allocation of the purchase price for the Internalization Merger will be determined after it is completed. Differences between these preliminary estimates and the final acquisition accounting will occur, and these differences could have a material impact on the accompanying unaudited pro forma condensed combined consolidated financial statements and ACR’s future results of operations and financial condition.

The unaudited pro forma condensed combined consolidated financial information should be read in conjunction with (i) the accompanying Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Information; and (ii) ACR’s and ACC’s audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2025. See “WHERE YOU CAN FIND MORE INFORMATION” beginning on page 93 of this preliminary proxy statement.

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet

At December 31, 2025

(in thousands)

	ACR Historical	ACC Historical	Transaction Accounting Adjustments	Notes	Pro Forma Combined
ASSETS
Cash and cash equivalents and restricted cash	$85,958	$6,751	$(2,793)	4(a)	$89,916
Accrued interest receivable	27,259	—	—		27,259
CRE loans, net of allowance	1,809,969	—	—		1,809,969
Investments in real estate and properties held for sale	167,240	—	—		167,240
Loan receivable - due from Manager	10,375	—	(10,375)	4(b)	—
Investments in unconsolidated entities	29,237	—	—		29,237
Investments in equity affiliates, at fair value - related party	—	14,296	(14,296)	4(c)	—
Right of use assets	19,545	6,972	—		26,517
Intangible assets	6,221	—	—		6,221
Goodwill	—	35,000	194,270	4(d)	229,270
Due from related parties, accounts receivable and other assets	6,560	3,839	(3,035)	4(e)	7,364
Assets of Consolidated Fund:
Investments, at fair value	—	2,016,919	(127,412)	4(f)	1,889,507
Cash and cash equivalents and restricted cash	—	46,303	—		46,303
Accrued interest, servicing receivables and other assets	—	38,509	—		38,509
Total Assets	$2,162,364	$2,168,589	$36,359		$4,367,312

LIABILITIES
Accounts payable, distribution payable and other liabilities	$14,078	$5,606	$6,395	4(g)	$26,079
Accrued interest payable	6,814	—	—		6,814
Borrowings	1,544,938	147,319	37,681	4(a),(h)	1,729,938
Borrowings - related party	—	10,375	(10,375)	4(b)	—
Lease liabilities	45,942	7,757	—		53,699
Derivative liability	—	9,240	(9,240)	4(i)	—
Liabilities of Consolidated Fund:
Borrowings	—	1,283,957	—		1,283,957
Accrued interest, accounts payable and other liabilities	—	31,370	—		31,370
Total liabilities	1,611,772	1,495,624	24,461		3,131,857
REDEEMABLE INTEREST IN CONSOLIDATED COMPANY ENTITIES	—	33,960	(33,960)	4(a)	—

STOCKHOLDERS' EQUITY
Preferred and common stock	17	—	6	4(j)	23
Additional paid-in capital	1,142,410	10,179	132,559	4(k)	1,285,148
Accumulated other comprehensive loss	(1,603)	—	—		(1,603)
Distributions in excess of earnings	(720,028)	(47,564)	40,705	4(l)	(726,887)
Total stockholders' equity	420,796	(37,385)	173,270		556,681
Non-controlling interests	129,796	676,390	(127,412)	4(f)	678,774
Total equity	550,592	639,005	45,858		1,235,455
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,162,364	$2,168,589	$36,359		$4,367,312

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Information

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations

For the Year Ended December 31, 2025

(in thousands, except share and per share data)

	ACR Historical	ACC Historical	Transaction Accounting Adjustments	Notes	Pro Forma Combined
REVENUES
Interest income	$119,149	$—	$—		$119,149
Interest expense	85,942	—	—		85,942
Net interest income	33,207	—	—		33,207
Real estate income	46,606	—	—		46,606
Management and servicing fees, net	—	7,046	(6,412)	5(a)	634
Origination fees	—	9,941	-		9,941
Incentive fees - related party	—	2,531	(2,531)	5(b)	—
Reimbursable compensation, benefits and other- related party	—	5,055	(5,055)	5(a)	—
Application fees, other reimbursable expenses and other income	133	2,739	—		2,872
Total revenues	79,946	27,312	(13,998)		93,260

OPERATING EXPENSES
General and administrative	11,304	9,662	1,678	4(g), 5(c)	22,644
Compensation and benefits	—	13,293	—		13,293
Real estate expenses	51,325	—	—		51,325
Management fee - related party	6,411	—	(6,411)	5(c)	—
Equity compensation expense - related party	2,147	1,822	(1,941)	5(d)	2,028
Interest expense	—	18,297	4,810	5(e)	23,107
Reversal of credit losses, net	(7,749)	—	—		(7,749)
Other operating expenses	78	623	—		701
Other reimbursable expenses - related party	—	763	—		763
Expenses of the Consolidated Fund	—	2,885	—		2,885
Total operating expenses	63,516	47,345	(1,864)		108,997
	16,430	(20,033)	(12,134)		(15,737)
OTHER INCOME (EXPENSE)
Equity in earnings (losses) of unconsolidated entities	(1,727)	3,476	(3,476)	5(f)	(1,727)
Net realized and unrealized gain on derivatives	—	3,084	—		3,084
Gain on sales of investments in real estate, net	11,674	—	—		11,674
Gain on extinguishment of debt	—	3,602	—		3,602
Net realized and unrealized gains on investments of Consolidated Fund	—	11,486	(2,765)	5(g)	8,721
Interest income of Consolidated Fund	—	116,692	—		116,692
Interest expense of Consolidated Fund	—	(73,070)	—		(73,070)
Other income (expense)	1,516	(320)	—		1,196
Total other income	11,463	64,950	(6,241)		70,172

Income before taxes	27,893	44,917	(18,375)		54,435
Income tax benefit (expense)	83	(542)	—		(459)
CONSOLIDATED NET INCOME	27,976	44,375	(18,375)		53,976

Net income allocable to preferred shares	(21,077)	—	—		(21,077)
Net income allocable to redeemable interest	—	(2,240)	2,240	5(h)	—
Net income allocable to non-controlling interest	(6,660)	(34,113)	4,046	5(g)	(36,727)
NET INCOME (LOSS) ALLOCABLE TO COMMON SHARES	$239	$8,022	$(12,089)		$(3,828)
TOTAL NET INCOME (LOSS) PER COMMON SHARE - BASIC	$0.03				$(0.27)
NET INCOME (LOSS) PER COMMON SHARE – DILUTED	$0.03				$(0.27)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC	7,129,163				14,031,328
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - DILUTED	7,412,911				14,031,328

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Information

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

(in thousands, except share data)

Note 1 - Description of Transaction

On April 29, 2026, ACR, ACC, Manager and the Merger Sub entered into a merger agreement that provides for the acquisition of ACC and the Manager by ACR. Subject to approval of ACR and ACC stockholders and the satisfaction or (to the extent permitted by law) waiver of certain other closing conditions, ACR will acquire ACC through the merger of ACC with and into Merger Sub, with Merger Sub being the surviving entity and a direct, wholly-owned subsidiary of ACR. Under the Agreement, each outstanding share of common stock, par value $0.0001 per share, of ACC (the “ACC Common Stock”) will be converted into the right to receive 2.61882 shares of common stock, par value $0.001 per share, of the ACR (the “ACR Common Stock”), subject to the terms and conditions set forth in the Agreement. The existing management agreement between ACR, Manager and ACC will be terminated upon closing of the Internalization Merger and ACR will no longer be externally managed.

Note 2 - Basis of Presentation

The unaudited pro forma condensed combined consolidated financial information was prepared using the acquisition method of accounting in accordance with Financial Accounting Standards Board ASC Topic 805, Business Combinations, and derived from the historical audited financial statements of ACR and ACC. ACR has been determined to be the accounting acquirer, and has preliminarily estimated the fair value of the assets acquired and liabilities assumed from ACC. Applying the acquisition method includes recording the identifiable assets acquired and liabilities assumed at their fair values, and recording goodwill for excess of the purchase price over the aggregate fair value of the identifiable assets acquired and liabilities assumed in the Internalization Merger. Additionally, the accompanying unaudited pro forma condensed combined consolidated financial information was prepared in accordance with Article 11 of the SEC Regulation S-X.

Historical transactions among and between ACR and ACC during the period presented in the unaudited pro forma condensed combined consolidated financial information have been eliminated. The unaudited pro forma combined consolidated financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated nor do they reflect the realization of any expected cost savings or other synergies from the acquisition of ACC and other planned cost saving initiatives following the completion of the acquisition. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial condition and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

At this time, ACR is not aware of any material differences in accounting policies and financial statement classifications that would have a material impact on the pro forma financial information. ACR is still in the process of performing its full review of ACC's accounting policies to determine whether there are material differences that require modification or reclassification of ACC's revenues, expenses, assets or liabilities to conform to ACR's accounting policies and classifications and as a result of that review, ACR may identify differences between the accounting policies of ACR and ACC that when conformed, could have a material impact on the pro forma financial information.

Note 3 - Consideration Transferred and Preliminary Purchase Price Allocation

The Internalization Merger is expected to be completed shortly after the approval by ACR’s shareholders at its annual meeting scheduled for June 22, 2026. In connection with the Internalization Merger, ACR expects to issue approximately 7.5 million shares of ACR’s common stock in exchange for all of the outstanding shares of ACC. In contemplation of the transaction, ACC is also expected to increase its borrowings in order to extinguish its pre-existing earnout liability and redeemable interest with a third-party investor. The upsized borrowing balance will be assumed by ACR on the date of close of the Internalization Merger. ACC is also expected to settle its derivative liability with that same investor with shares of ACR contemplated in the purchase price. The final purchase price allocation will be determined when ACR completes the valuation analyses of the assets to be acquired and liabilities to be assumed and necessary calculations.

The calculation of the estimated preliminary purchase price related to the Internalization Merger is as follows (in thousands, except share and per share data):

Outstanding shares of ACC common stock (1)	2,859,005
Exchange ratio	2.61882
Shares of ACR common stock issued	7,487,219
Closing price of ACR common stock on May 8, 2026	$22.60
Estimated fair value of ACR common stock to be issued to the former holders of ACC common stock	169,211
Settlement of preexisting relationships	9,911
Purchase of non-controlling interest	(16,997)
Purchase of ACR's shares held by ACC prior to the close of transaction (1,171,112 shares at $22.60)	(26,467)
Total estimated preliminary purchase price	$135,658

(1)
Includes 1,695,731 shares of ACC common stock outstanding as of December 31, 2025, 843,750 stock options that were exercised in March 2026, and 312,524 outstanding warrants and 7,000 options that are expected to be exercised prior to the close of the transaction.

The fair value of the ACR common stock to be issued as part of the purchase price will depend on the market price of the Company’s common shares when the acquisition is consummated. The Company believes that a 10% fluctuation in the market price of its common stock is reasonably possible based on historical volatility, and the potential effect on purchase price would be (in thousands, expect per share data):

	ACR's common stock share price	Estimated fair value of ACR common stock	Purchase of the ACR shares held by ACC	Non-equity consideration	Total estimated preliminary purchase price
As presented	$22.60	$169,211	$(26,467)	$(7,086)	$135,658
10% increase	24.86	186,132	(29,114)	(7,086)	149,932
10% decrease	20.34	152,290	(23,820)	(7,086)	121,384

The following table summarizes the allocation of the preliminary purchase price for purposes of the unaudited pro forma condensed combined consolidated financial statements as if the Internalization Merger had occurred on December 31, 2025 (in thousands):

Preliminary Purchase Price Allocation As of December 31, 2025:
Amount
Total estimated preliminary purchase price	$135,658
Assets:
Cash and cash equivalents and restricted cash	$3,958
Right of use asset	6,972
Accounts receivable	804
Assets of the Consolidated fund:
Investments, at fair value	1,889,507
Cash and cash equivalents and restricted cash	46,303
Accrued interest, servicing receivables and other assets	38,509
Total assets acquired	$1,986,053

Liabilities:
Borrowings	$185,000
Lease intangible liabilities	7,757
Accounts payable, distribution payable and other liabilities	5,606
Liabilities of the Consolidated fund:
Borrowings	1,283,957
Accrued interest, accounts payable and other liabilities	31,370
Total liabilities assumed	$1,513,690

Equity:
Non-controlling interest	565,975
Total liabilities and equity assumed	$2,079,665

Estimated preliminary fair value of net liabilities acquired	$(93,612)
Goodwill	$229,270

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma condensed combined consolidated balance sheet and statement of operations. The final purchase price allocation will be determined once ACR has completed the valuation analyses and necessary calculations. The final allocation may include (1) changes in fair values of equity securities, investments in real estate debt, investments in equity method investees, and changes to the fair value of non-controlling interests, (2) changes in the fair value allocation to intangible assets and goodwill, (3) other changes to assets and liabilities and (4) changes to deferred tax assets and liabilities.

Note 4 - Pro Forma Adjustments – Unaudited Condensed Combined Consolidated Balance Sheet

(a)
To record the estimated cash payment and estimated increase in Borrowings for ACC to redeem its obligation of an equity interest held by a third-party investor as well as pay off an existing obligation on the date of close of the Internalization Merger. This increase in Borrowings is included in the preliminary purchase price allocation. See Note 3 for further details.

Increase in Borrowings credit facility	$55,000
Payment of existing obligation	(23,833)
Net increase in Borrowings	31,167
Payment of redeemable interest	(33,960)
Net decrease in cash	$(2,793)

(b)
To eliminate the related-party promissory note between ACR and ACC, impacting “Loans receivable–related party” and “Borrowings - related party.” The associated interest income and interest expense offset each other in “Other income/expense” line item on the Unaudited Pro Forma Condensed Combined Statement of Operations.
(c)
To retire the vested shares of ACR’s common stock granted to the Manager under the terms of the management agreement and the manager incentive plan for performance in its role as ACR’s Manager and is included in the consideration transferred noted above in Note 3. The total consideration, including the retirement of these shares, is recorded in ACR's additional paid-in capital.
(d)
To record the estimated goodwill based on the preliminary estimate fair values of ACC’s assets to be acquired and liabilities to be assumed and the related allocation of the purchase price, as described in Note 3 – Preliminary Purchase Price Allocation. Goodwill is calculated as the difference between the acquisition date fair value of the consideration expected to be transferred and the fair values assigned to the assets acquired and the liabilities assumed. Goodwill is not amortized.

1

Pro forma adjustment to goodwill	$194,270
ACC historical goodwill	35,000
Estimated Goodwill per the Preliminary Purchase Price Allocation	$229,270

1

(e)
To record the settlement of both the reimbursable expenses payable to ACC and a receivable for unvested incentive shares owed by ACR to ACC as incentive compensation (included in the consideration transferred discussed in Note 3) and to reduce ACC’s other assets to their estimated fair value.

Settlement of outstanding ACR receivables to ACC	$(1,885)
Fair value adjustment to other assets	(1,150)
$(3,035)
(f)
To reduce the fair value of the investments and acquired non-controlling interest of ACRES Mortgage Fund, Ltd. (“AMF”), a subsidiary of ACC, for the portion of the non-controlling interest already held by ACR.
(g)
To record the estimated cash payment of $7.0 million in transaction expenses related to the Internalization Merger and the settlement of the reimbursable expenses payable to ACC (see Note 4(e)). The amount of estimated transaction expenses related to the Internalization Merger is based on information known as of the date of this proxy statement and final amounts may be different from the amounts presented herein. These costs are included in accounts payable on the consolidated balance sheet and in general and administrative expenses on the statement of operations.

Estimated ACR transaction costs	$6,859
Accounts payable, distribution payable and other liabilities	(464)
$6,395

1

(h)
To record the estimated net increase in Borrowings as discussed in Note 4(a) and the fair value adjustment of the ACC’s historical deferred debt issuance costs, resulting from the fair valuation of ACC’s historical borrowings.

Net increase in the Borrowings	$31,167
Fair value adjustment of ACC's deferred debt issuance costs	6,514
$37,681
(i)
To record the settlement of ACC’s historical derivative liability, which pertains to warrants issued by ACC and expected to be exercised prior to the close of the Internalization Merger and will be exchanged as part of the consideration at the close of the transaction. See Note 3 above.
(j)
To record the expected issuance of the ACR’s common stock, resulting from the Internalization Merger, and the concurrent retirement of its common stock held by ACC at the acquisition date, at par value of $0.001.

Issuance of estimated 7.5 million shares of ACR's common stock, at par	$7
Retirement of 1.2 Millon shares of ACR's common stock, at par, held by ACC	(1)
$6

1

(k)
To record the additional paid-in capital portion of the equity component of the expected merger consideration and to eliminate ACC’s historical additional paid-in capital.

Issuance of estimated 7.5 million shares of ACR's common stock, less par value in Note 4(j) (see Note 3)	$169,204
Retirement of 1.2 Millon shares of ACR's common stock, less par value in Note 4(j), held by ACC	(26,466)
ACC's historical paid-in capital	(10,179)
$132,559

1

(l)
To eliminate ACC's historical distributions in excess of earnings and the income statement impact of the transaction costs to complete the Internalization Merger.

Eliminate ACC's historical accumulated deficit	$47,564
Estimated ACR transaction costs to complete the Internalization Merger	(6,859)
$40,705

Note 5 - Pro Forma Adjustments – Unaudited Condensed Combined Consolidated Statement of Operations

(a)
To eliminate the revenue earned by ACC for management fees and reimbursable compensation, benefits and other miscellaneous expenses in accordance with the management agreement.
(b)
To eliminate incentive compensation revenue recognized by ACC related to the vesting of ACR’s common stock granted under the manager incentive plan (See Note 5(d)). ACC recognizes share-based incentive compensation over the four-year vesting period on a straight-line basis. Any differences in the eliminations between the companies are due to differences in the recognition of revenue for ACC and the recognition of expense for ACR in accordance with generally accepted accounting principles or US GAAP.
(c)
To eliminate management fees and reimbursable expenses ACR paid to ACC in accordance with the management agreement.
(d)
To eliminate the amortization of equity compensation recognized by ACR for shares issued to ACC under the manager incentive plan (See Note 5(b)). ACR recognizes the equity compensation expense for these grants over the four-year vesting period on a graded basis. Any differences in the eliminations between the companies are due to differences in the recognition of revenue for ACC and the recognition of expense for ACR in accordance with generally accepted accounting principles or US GAAP. The remaining equity compensation expense pertains to equity compensation expenses related to ACR’s directors and share-based compensation expense recognized at ACC that do not eliminate in consolidation.
(e)
To recognize the estimated interest expense for the increase in the credit facility discussed in Note 4(a). ACC’s current interest rate of 8.625% was used to calculate the estimated interest expense.
(f)
To eliminate unrealized gains recognized on vested shares of ACR common stock held by ACC at the date of acquisition.
(g)
To eliminate the net income and unrealized gains and losses allocated to AMF for its investment in ACRES SPE 2025-1, LLC (See Note 4(f)).
(h)
To eliminate the income allocated to the third-party investor that holds a redeemable interest in ACC. As discussed in Note 4(a), this redeemable interest will be paid off prior to the close of the Internalization Merger.

Note 6 - Earnings Per Share

The following table summarizes the unaudited pro forma net income allocable to common shares for year ended December 31, 2025, as if the Internalization Merger occurred on January 1, 2025 (in thousands, except per share data):

Numerator
Pro forma net loss available to common shares	$(3,828)
Denominator
ACR historical weighted average common shares outstanding	7,129,163
Shares of ACR common stock expected to be issued to ACC shareholders	7,487,219
Retirement of vested shares issued to ACC through December 31, 2025 (1)	(585,054)
Pro forma weighted average common shares - basic	14,031,328
Pro forma effect of dilutive unvested restricted stock	-
Pro forma weighted average common shares - diluted (2)	14,031,328
Net loss per common share - basic	$(0.27)
Net loss per common share - dilutive	$(0.27)

(1)
Composed of 446,107 shares vested prior to January 1, 2025 and the weighted average of the 223,810 shares that vested during the year-ended December 31, 2025 that were previously granted to the Manager.
(2)
Excludes 27,087 weighted average shares of unvested restricted common stock issued to ACR’s directors as they were anti-dilutive for the year-ended December 31, 2025.

The historical earnings per share amounts are the amounts reported in ACR’s Annual Report on Form 10-K for the year-ended December 31, 2025. As the Internalization Merger is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares issuable relating to the Internalization Merger have been outstanding and the vested shares previously issued to the Manager have been retired for the entire period presented.

PROPOSAL 5: APPROVAL OF 2026 EQUITY INCENTIVE PLAN

Overview

The Company maintains the ACRES Commercial Realty Corp. Third Amended and Restated Omnibus Equity Compensation Plan (as amended, restated and/or modified from time to time) (the “Prior Plan”), which is available to provide equity-based incentives to issue awards to directors, officers, employees of the Manager and ACRES and any individual who provides services to those entities as well as the ACRES Commercial Realty Corp. Management Incentive Plan (the “MIP”) which was available to provide equity-based incentives to issue awards to the Manager.

As of April 27, 2026, the Prior Plan only has 457,172 shares of common stock available for issuance under new awards and 71,041 and 501,195 shares of common stock subject to outstanding awards under the Prior Plan and the MIP, respectively. As of April 27, 2026, the market price per share of the securities underlying the shares was $20.39.

On April 29, 2026, in connection with the Internalization Merger, the Board voted to approve the termination of the Prior Plan and the adoption of the 2026 Omnibus Equity Incentive Plan (the “2026 EIP”) pursuant to which a total of 1,432,172 shares of the Company’s common stock will be reserved for issuance under the 2026 EIP consisting of: (i) 457,172 shares of Company common stock authorized for issuance under the Prior Plan that remains available and unissued as of April 27, 2026 and which will be transferred to the 2026 EIP and (ii) 975,000 additional shares of the Company’s common stock which will be reserved for issuance under the 2026 EIP, subject to stockholder approval.

The Board believes that the 2026 EIP will benefit the Company by (i) assisting in recruiting and retaining the services of individuals with high ability and initiative, (ii) providing greater incentives for employees and other individuals who provide valuable services to the Company and its affiliates and (iii) associating the interests of those persons with the Company and its shareholders.

If approved by the shareholders, the 2026 EIP will be effective as of June 22, 2026. If the 2026 EIP is approved by stockholders, no additional awards will be granted under the Prior Plan (although awards previously made under the Prior Plan and the MIP will remain in effect subject to the terms of the Prior Plan and the applicable award agreement). Any outstanding awards under the Prior Plan that become forfeited, will become lapsed awards and will again be available for grant under the 2026 EIP.

Key Data Used to Determine the Number of Shares Needed

The table below details the shares subject to outstanding awards and the shares available for grant under the Company’s existing equity plans:

	Share Counts as of April 27, 2026	Dilution(3)
Total number of shares of common stock subject to outstanding full-value awards (includes awards other than stock options and stock appreciation rights)(1)	572,236	4%
Total number of shares of common stock remaining available under the Third Amended and Restated Omnibus Equity Compensation Plan, adopted June 9, 2021 (the “Prior Plan”)(2)	457,172	3%
Total number of new shares of common stock being requested for the 2026 EIP	975,000	7%
Total number of shares of common stock available for future grant upon shareholder approval of the 2026 EIP	1,432,172	11%
Total number of shares of common stock available for future grant upon shareholder approval of the 2026 EIP and common stock subject to outstanding full-value awards (includes awards other than stock options and stock appreciation rights)	2,004,408	15%
Total number of common shares outstanding as of the Record Date (presented on a post-transaction basis)(4)	13,447,208	—

(1)
No stock options or SARs were outstanding as of April 27, 2026. Performance-based awards are counted assuming achievement of target performance levels.

(2)
Represents the number of shares of common stock remaining available for future awards under the Third Amended and Restated Omnibus Equity Compensation Plan, adopted June 9, 2021 (the “Prior Plan”)(counting performance-based awards at target performance) as of April 27, 2026.
(3)
Dilution equals the individual share amount divided by the total number of common shares outstanding as of the Record Date.
(4)
Represents the estimated fully-diluted shares of common stock of the Company post-transaction. The actual number of fully-diluted shares of common stock of the Company outstanding will not be determinable until the Closing.

Significant Historical Award Information

A common measure of a stock plan’s cost is burn rate. The burn rate refers to the annual share usage, which measures how fast a company uses the supply of shares authorized for issuance under its stock plans. Over the last three years, we have maintained an average burn rate of 2.67% of shares of our common stock outstanding per year.

Historical Burn Rate

Year	Stock Options Granted	Restricted Stock Granted	Total Awards Granted	Weighted Average Basic Common Shares Outstanding	Burn Rate
2025	—	243,650	243,650	7,129,163	3.42%
2024	—	333,333	333,333	7,261,635	4.59%
2023	—	—	—	8,024,295	0%
3 Year Average Burn Rate					2.67%

Description of the Omnibus Equity Incentive Plan

The material features of the 2026 EIP are described below. The following description of the 2026 EIP is a summary only and is qualified in its entirety by reference to the complete text of the 2026 EIP. Stockholders are urged to read the actual text of the 2026 EIP in its entirety, which is attached to this proxy statement as Exhibit C.

Purpose

The 2026 EIP is intended (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide additional incentive to employees, directors and consultants of the Company, and (iii) promote the success of the Company's business by offering these individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase this interest, by permitting them to receive shares of common stock of the Company.

Administration

The 2026 EIP will be administered by the Compensation Committee and the Compensation Committee will approve all terms of awards under the 2026 EIP. The Compensation Committee will also approve who will receive grants under the 2026 EIP, determine the type of award that will be granted and will approve the number of shares of common stock subject to the grant. The Compensation Committee may delegate all or part of its authority to administer the 2026 EIP to one or more officers; provided, however, that the Compensation Committee may not delegate its authority with respect to awards that are made to any individuals who are subject to Section 16 of the Exchange Act.

Eligibility

All of our employees and employees of our subsidiaries and affiliates are eligible to receive awards under the 2026 EIP. In addition, members of the Board and other individuals who perform significant services for us and our subsidiaries and affiliates may receive awards under the 2026 EIP. The Company is anticipated to have approximately 45 employees and 7 non-employee directors eligible for awards under the 2026 EIP upon Closing of the Internalization Merger.

Available Shares

The number of shares of common stock that may be issued under the 2026 EIP is 975,000 shares, plus 457,172 shares that remain available for issuance under the Prior Plan as of April 29, 2026, plus any lapsed awards under the Prior Plan. In connection with stock splits, stock dividends, recapitalizations and certain other events, the Board will make adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under the 2026 EIP, and the terms of outstanding awards.

If any awards under the 2026 EIP terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or are paid in cash, the shares of common stock subject to such awards will again be available for awards under the 2026 EIP. Additionally, other than with respect to a stock option or stock appreciation right, if a participant pays the exercise price (or purchase price, if applicable) of an award that is settled by the issuance of common stock by the tender or withholding of shares as full or partial payment of such exercise price or if shares are tendered or withheld to satisfy any withholding obligations of the Company related to an award that is settled by the issuance of common stock, the number of shares so tendered or withheld will again be available for awards under the 2026 EIP.

However, the number of shares subject to an award may not again be made available for issuance under the 2026 EIP if such shares are repurchased on the open market with the proceeds of an option exercise. The full number of shares underlying an option or stock appreciation right shall be counted against the number of shares available for grant under the 2026 EIP, regardless of the number of shares actually issued upon exercise of an option or stock appreciation right.

Minimum Vesting Schedule

Every award under the 2026 EIP is subject to a minimum 1-year vesting requirement, except that 5% of the share reserve for the 2026 EIP is not subject to any minimum vesting criteria.

Non-Employee Director Annual Limit

The 2026 EIP provides that any director may not receive a grant of awards denominated in common stock that exceeds $750,000 in the aggregate in any calendar year.

Individual Share Limit

The 2026 EIP provides that any individual may not receive an aggregate grant of awards (other than dividend equivalents) that exceeds 1,000,000 shares during any calendar year. In addition, a participant may not accrue dividend equivalents during any calendar year in excess of $350,000.

Awards Under the Plan

The 2026 EIP authorizes the grant of options to purchase common stock (“Options”), stock appreciation rights (“SARs”), restricted share awards, restricted share units ("RSUs"), performance shares, performance units and other share-based awards. Each type of award is described below.

Options. The 2026 EIP authorizes the Compensation Committee to grant incentive stock options (under Section 421 of the Internal Revenue Code (the “Code”)) and options that do not qualify as incentive stock options. The exercise price of each option will be determined by the Compensation Committee, provided that the price per share cannot be less than 100% of the fair market value of a share of common stock on the date on which the option is granted (or 110% of the shares’ fair market value on the grant date in the case of an incentive stock option granted to an individual who is a “ten percent shareholder” under Sections 422 and 424 of the Code). Except in the event of stock splits, stock dividends and other changes in our capitalization, the exercise price of an outstanding option cannot be reduced without the approval of shareholders. In addition, the 2026 EIP provides that without the approval of shareholders, the Company may not cancel, exchange or permit or accept the surrender of any outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Option.

The exercise price for any option is generally payable (i) in cash, (ii) by check, (iii) by the surrender of common stock (or a deemed surrender by attestation of ownership of shares of common stock) with an aggregate fair market value on the date on which the option is exercised equal to the exercise price for the number of shares being purchased, (iv) by payment through a broker, or (v) pursuant to a “net exercise,” i.e. by issuance of a number of shares equal to the number for which the option is exercised minus the number of shares that have a fair market value equal to the aggregate exercise price. The term of an option cannot exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a “ten percent shareholder”).

Restricted Share Awards. The 2026 EIP also provides for the grant of restricted share awards. A restricted share award is an award of common stock that may be subject to restrictions on transferability and other restrictions as the Compensation Committee determines in its sole discretion on the date of grant. A restricted share award may be subject to vesting or other requirements or restrictions that, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Compensation Committee may determine. Unless the restricted share award agreement provides otherwise, a participant who receives a restricted share award will have all of the rights of a shareholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares; provided, however, any dividends or distributions shall be subject to the same vesting terms as the underlying restricted shares.

RSUs and SARs. The 2026 EIP authorizes the Compensation Committee to grant RSUs and SARs that provide the recipient with the right to receive cash, shares of common stock or a combination of the two. The amount that the recipient will receive upon settlement of an RSU is a the full value of a share of common stock, and the amount that the recipient will receive upon exercise of the SAR generally will equal the excess of the fair market value of a share of common stock on the date of exercise over the share’s fair market value on the date of grant multiplied by the number of shares for which the SAR is exercised. SARs will become exercisable in accordance with terms prescribed by the Compensation Committee. The term of a SAR cannot exceed ten years from the date of grant.

Performance Shares and Performance Units. The 2026 EIP also authorizes the Compensation Committee to grant performance shares and performance units, which represent the participant’s right to receive an amount, based on the value of the common stock, if performance goals or other objectives established by the Compensation Committee are achieved. The Compensation Committee will determine the applicable performance period, the performance goals or other objectives and such other conditions that apply to performance shares and performance units. If the performance goals are met, performance shares will be settled in shares of common stock and performance units will be paid in cash, shares of common stock or a combination thereof.

Dividends and Dividend Equivalents. The 2026 EIP allows the Compensation Committee to choose, at the time of the grant of an award or any time thereafter up to the time of the award’s payment, to include as part of such award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Compensation Committee may establish. All dividends or Dividend Equivalents payable with respect to any an award (other than an Option or SAR) shall be credited as cash dividend payments subject to such award and accrue additional dividend equivalents, and will vest and be paid to the participant in cash only if and when, and to the extent that, such award vests and/or is paid. Under no circumstances will dividends or dividend equivalents be granted with respect to Options or SARs granted under the Plan.

Other Stock-Based Awards. The 2026 EIP allows the Compensation Committee to choose to grant other awards not specifically described in the 2026 EIP Plan that are valued in whole or in part by reference to, or are otherwise based on, share of common stock. The Compensation Committee has authority to determine all conditions of the Other Stock-Based Awards, including any dividend or distribution rights and whether the award should be paid in cash.

Change in Control

The awards under the 2026 EIP are subject to double-trigger vesting upon a change in control (as defined in the 2026 EIP), which means that if the successor corporation assumes the outstanding awards upon a change in control, then vesting of the assumed awards will fully accelerate only if the participant’s employment or service with the successor is terminated by the successor without Cause (as defined in the 2026 Plan) or the participant resigns with Good Reason (as defined in the 2026 Plan) during the 12 month period following the Change in Control. If the successor fails to assume outstanding awards, then the vesting of such awards shall become fully accelerated.

Amendments; Termination

The 2026 EIP may be amended or terminated at any time by the Board; provided that no amendment may adversely impair the benefits of participants under outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law. Unless terminated sooner by the Board or extended with stockholder approval, the 2026 EIP will terminate on the tenth (10th) anniversary of the effective date.

Federal Tax Consequences

The federal income tax consequences arising with respect to awards granted under the 2026 EIP will depend on the type of award. From the recipients' standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and the Company’s tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an incentive stock option, no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if shares acquired upon exercise of the incentive stock option are held longer than the later of one year from the date of exercise and two years from the date of grant; and (iii) an award may be taxable at 20% above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes "deferred compensation" under Section 409A of the Internal Revenue Code, and the requirements of Section 409A of the Internal Revenue Code are not satisfied. The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2026 EIP, and is not intended as tax guidance to participants in the 2026 EIP, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2026 EIP. All awards under the 2026 Plan are discretionary. With respect to fees payable to the Special Committee for services rendered in assisting and advising in the Internalization Merger, the Compensation Committee intends to pay fifty percent of the Special Committee fees in shares of common stock and fifty percent of the Special Committee fees in cash. .

Equity Compensation Plan Information

The following table summarizes certain information about our Third Amended and Restated Omnibus Equity Compensation Plan and Manager Incentive Plan, our only compensation plans under which our equity securities are authorized for issuance, as of April 29, 2026.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column1)
	(1)	(2)	(3)
Equity compensation plans approved by security holders
Third Amended and Restated Omnibus Equity Compensation Plan	N/A	N/A	457,172
Manager Incentive Plan	N/A	N/A	—
Total equity compensation plans approved by security holders	N/A	N/A	457,172
Total equity compensation plans not approved by security holders	N/A	N/A	N/A
Total			457,172

The Board recommends that stockholders vote FOR the approval of the 2026 Omnibus Equity Incentive Plan.

PROPOSAL 6: THE ADJOURMENT PROPOSAL

Stockholders are asked to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the other proposals described in this proxy statement if there are not sufficient votes at the time of such adjournment to approve such proposal.

If, at the Meeting, the number of shares of common stock present or represented by proxy and voting for the approval of any of the other proposals is insufficient to approve such proposal, we intend to move to adjourn the Meeting to another place, date, or time to enable the Board to solicit additional proxies for approval of such proposal.

We are asking our stockholders to approve one or more adjournments of the Meeting to another date, time, or place, if necessary or appropriate, as determined by the chairman of the Meeting, to solicit additional proxies in favor of any of the other proposals.

We do not intend to call for a vote on the Adjournment Proposal if the Stock Issuance Proposal has been approved at the Meeting.

The Board recommends that stockholders vote “FOR” the Adjournment Proposal.

STOCKHOLDER PROPOSAL OR DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING

Deadline for Inclusion of Stockholder Proposal or Nomination in 2027 Proxy Statement

A stockholder who desires to include a proposal or director nomination in our 2027 proxy statement must submit such proposal or nomination to our Secretary no later than January 11, 2027. Such items must comply with the eligibility standards promulgated by the SEC and all of the requirements of Rule 14a-8 of the Exchange Act.

Advance Notice Requirement for Stockholder Proposal or Nomination

Under our Bylaws, any stockholder who wishes to nominate a candidate for election as a director or present a proposal at our 2027 annual meeting of stockholders, but not for inclusion in our proxy statement, must deliver written notice to our Secretary no earlier than December 12, 2026 and no later than January 11, 2027. The notice must contain all of the information required by our Bylaws. See below for a summary of the notice requirements. A copy of our Bylaws may be obtained upon request to our Secretary.

Pursuant to our Bylaws, our stockholders may nominate candidates for election to our Board and propose other business to be considered by providing timely notice as follows:

•
The notice must be delivered to our Secretary not earlier than the 150th day and not later than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days, a notice to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.
•
The notice must set forth: (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Company that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition and (D) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (which means (a) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (b) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and (c) any person controlling, controlled by or under common control with such Stockholder Associated Person), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Company that are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii), the name and address of such stockholder, as they appear on the Company’s stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election as a director or the proposal of other business on the date of such stockholder’s notice.

•
Upon written request by the Secretary or the Board or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five business days (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board or any committee thereof or any authorized officer, to demonstrate the accuracy of any information submitted by such stockholder.
•
Notwithstanding the foregoing, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to stockholder proposals and director nominations.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. We also maintain an internet website where you can find such filings. The address of our internet website is www.acresreit.com. The information on our internet site is not a part of, and is not incorporated or deemed to be incorporated by reference into this proxy statement.

The SEC permits us to “incorporate by reference” the information contained in documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents rather than by including them in this proxy statement. Information that is incorporated by reference is considered to be part of this proxy statement and you should read it with the same care that you read this proxy statement. Information that we file later with the SEC will automatically update and supersede the information that is either contained, or incorporated by reference, in this proxy statement, and will be considered to be a part of this proxy statement from the date those documents are filed.

We are incorporating by reference the following documents that we have filed with the SEC (other than any filing or portion thereof that is furnished, rather than filed, under applicable SEC rules):

•
our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 10, 2026, as amended by Amendment No.1 on Form 10-K/A, filed with the SEC on April 30, 2026;
•
our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 6, 2026;
•
our Current reports on Form 8-K filed with the SEC on April 30, 2026 and April 30, 2026 and
•
The description of the our common stock which is contained in Exhibit 4.9 to our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 9, 2022, including any amendments or reports filed with the SEC for the purpose of updating such description.

We also incorporate by reference all additional documents that we file with the SEC under the terms of Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act that are made between the date of this proxy statement and the earlier of the date of the Meeting or the termination of the Merger Agreement (other than Current Reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits furnished on such form that relate to such items) .

You may request a copy of these filings at no cost. Such requests should be directed to our Secretary at 390 RXR Plaza, Uniondale, NY 11556.

Any statement contained in a document incorporated or deemed to be incorporated by reference in this proxy statement will be deemed modified, superseded or replaced for purposes of this proxy statement to the extent that a statement contained in this proxy statement modifies, supersedes or replaces such statement.

Report of Independent Auditors

The Shareholders of

ACRES Capital Corp.

Opinion

We have audited the consolidated financial statements of ACRES Capital Corp. (the Company), which comprise the consolidated balance sheets as of December 31, 2025 and 2024, and the related consolidated statements of income, changes in equity and cash flows for the years then ended, and the related notes(collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cashflows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

March 31, 2026

ACRES CAPITAL CORP.

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2025	2024
ASSETS (1)
Cash and cash equivalents	$5,438,038	$6,404,487
Restricted cash	1,313,332	812,622
Capitalized mortgage servicing rights, net	—	136,163
Goodwill	35,000,000	35,000,000
Accounts receivable	803,840	257,482
Investments in equity affiliate, at fair value - related party	14,296,031	7,204,635
Due from related parties	1,884,699	3,641,726
Right-of-use assets	6,971,903	3,041,900
Other assets, net of depreciation	1,150,067	1,117,441
Assets of Consolidated Fund:
Investments, at fair value	2,016,918,819	1,168,593,933
Cash and cash equivalents	17,824,819	57,489,876
Restricted cash	28,478,347	—
Accrued interest, servicing receivables and other assets	38,509,145	30,132,034
Total assets	$2,168,589,040	$1,313,832,299
LIABILITIES (2)
Borrowings	$147,319,367	$179,072,927
Borrowings - related party	10,375,000	10,675,000
Accrued interest, accounts payable, and other liabilities	5,605,251	9,583,110
Derivative liabilities	9,240,299	—
Operating lease liabilities	7,756,825	3,350,580
Liabilities of Consolidated Fund:
Borrowings	1,283,957,379	568,780,118
Accrued interest, accounts payable and other liabilities	31,370,008	4,845,502
Total liabilities	1,495,624,129	776,307,237
REDEEMABLE INTEREST IN CONSOLIDATED COMPANY ENTITIES	33,960,107	—
NON-CONTROLLING INTERESTS IN CONSOLIDATED FUND (3)	676,389,618	571,514,996
STOCKHOLDERS' DEFICIT
Common stock, $0.0001 par value; 3,000,000 shares authorized and 1,695,731 shares outstanding at December 31, 2025 and 2024	170	170
Additional paid-in capital	10,178,636	21,595,701
Accumulated deficit	(47,563,620)	(55,585,805)
TOTAL STOCKHOLDERS' DEFICIT	(37,384,814)	(33,989,934)
TOTAL EQUITY	639,004,804	537,525,062
TOTAL LIABILITIES, REDEEMABLE INTEREST, NON-CONTROLLING INTERESTS, AND EQUITY	$2,168,589,040	$1,313,832,299

Note: The consolidated balance sheets include assets and liabilities of consolidated variable interest entities, or VIEs, as ACRES Capital Corp. is the primary beneficiary of these VIEs. ACRES Capital Corp. holds substantially all of its assets and liabilities through ACRES Holdings, LLC, a consolidated variable interest entity. The Consolidated Fund also represents a VIE which is consolidated by ACRES Capital Corp. See Note 3 for discussion of VIEs.

The accompanying notes are an integral part of these statements.

ACRES CAPITAL CORP.

CONSOLIDATED BALANCE SHEETS (cont.)

	As of December 31,
	2025	2024
(1) Assets of Consolidated Fund VIE included in total assets above:
Investments, at fair value	$2,016,918,819	$1,168,593,933
Cash and cash equivalents	17,824,819	57,489,876
Restricted cash	28,478,347	—
Accrued interest, servicing receivables and other assets	38,509,145	30,132,034
Total assets of Consolidated Fund VIE	$2,101,731,130	$1,256,215,843
(2) Liabilities of Consolidated Fund VIE included in total liabilities above:
Borrowings	$1,283,957,379	$568,780,118
Accrued interest, accounts payable and other liabilities	31,370,008	4,845,502
Total liabilities of Consolidated Fund VIE	$1,315,327,387	$573,625,620
(3) Non-controlling interests of Consolidated Fund VIE:
Non-controlling interest in Consolidated Fund	$676,389,618	$571,514,996

The accompanying notes are an integral part of these statements.

ACRES CAPITAL CORP.

CONSOLIDATED STATEMENTS OF INCOME

	Years Ended December 31,
	2025	2024
REVENUES
Management and servicing fees, net	$666,798	$437,958
Management and servicing fees, net - related party	6,379,323	6,874,962
Origination fees	9,941,306	1,507,281
Incentive fees	—	530,273
Incentive fees - related party	2,530,732	2,843,369
Application fees and other income	2,115,853	380,318
Interest income	—	208,038
Reimbursable compensation and benefits - related party	4,292,397	3,887,299
Other reimbursable expenses	623,019	683,450
Other reimbursable expenses - related party	762,846	678,777
Total revenues	27,312,274	18,031,725
OPERATING EXPENSES
Compensation and benefits	13,293,326	12,559,317
Equity compensation - related party	1,822,494	1,542,091
General, administrative and other expenses	9,661,404	7,185,438
Interest expense	18,296,890	22,066,450
Interest expense - related party	320,496	330,533
Other reimbursable expenses	623,019	683,450
Other reimbursable expenses - related party	762,846	678,777
Expenses of Consolidated Fund	2,885,014	1,816,291
Total operating expenses	47,665,489	46,862,347
	(20,353,215)	(28,830,622)
OTHER INCOME (EXPENSE)
Income from investments in equity affiliates - related party	3,475,527	2,389,184
Net realized and unrealized gains on investments of Consolidated Fund	11,485,716	10,459,420
Interest income of Consolidated Fund	116,692,452	116,717,656
Interest expense of Consolidated Fund	(73,069,749)	(58,052,325)
Gain on extinguishment of debt	3,602,197	—
Impairment loss on fees and other receivables - related party	—	(565,104)
Derivative gain	3,084,289	—
Total other income	65,270,432	70,948,831
INCOME BEFORE TAXES	44,917,217	42,118,209
Provision for income taxes	(541,679)	(1,391,261)
NET INCOME	44,375,538	40,726,948
Less: Net income attributable to non-controlling interest in Consolidated Fund	(34,113,246)	(47,379,745)
Less: Net income attributable to redeemable interest in Consolidated Company Entities	(2,240,107)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHARES	$8,022,185	$(6,652,797)

The accompanying notes are an integral part of these statements.

ACRES CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Common Stock
	Common Stock Shares	Common Stock Amount	Additional Paid-In Capital	Accumulated Deficit	Non-controlling interest in Consolidated Fund	Total Equity
Balance - December 31, 2023	1,695,731	$170	$20,053,610	$(48,933,008)	$536,756,780	$507,877,552
Contributions - noncontrolling interest	—	—	—	—	58,276,681	58,276,681
Equity compensation	—	—	1,542,091	—	—	1,542,091
Dividends/distributions	—	—	—	—	(70,898,210)	(70,898,210)
Net income (loss)	—	—	—	(6,652,797)	47,379,745	40,726,948
Balance - December 31, 2024	1,695,731	170	21,595,701	(55,585,805)	571,514,996	537,525,062
Contributions - noncontrolling interest	—	—	—	—	167,605,932	167,605,932
Equity compensation	—	—	1,822,494	—	—	1,822,494
Decrease (increase) in redemption value of redeemable interest	—	—	(13,239,559)	—	—	(13,239,559)
Dividends/distributions	—	—	—	—	(96,844,556)	(96,844,556)
Consolidated net income, excluding amounts attributable to redeemable interest	—	—	—	8,022,185	34,113,246	42,135,431
Balance - December 31, 2025	1,695,731	$170	$10,178,636	$(47,563,620)	$676,389,618	$639,004,804

The accompanying notes are an integral part of these statements.

ACRES CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$44,375,538	$40,726,948
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation	120,084	130,681
Equity compensation - related party	1,822,494	1,542,091
Amortization of debt acquisition costs	622,548	496,982
Amortization of capitalized mortgage servicing rights	136,163	394,848
Non-cash interest expense	3,795,816	7,850,637
Gain on extinguishment of debt	(3,602,197)	—
Income from investments in equity affiliate - related party	(3,475,527)	(2,389,184)
Provision for income taxes	541,679	—
Derivative gain	(3,084,289)	—
Satisfaction of incentive fees in stock	(3,615,868)	(1,985,266)
Impairment loss on fees and other receivables	—	565,104
Adjustments to reconcile net income to net cash (used in) provided by operating activities allocable to non-controlling interests in Consolidated Fund:
Net realized (gain) loss from investments	(387,001)	535,644
Net change in unrealized gains on investments	(11,098,715)	(10,995,064)
Purchase and funding of loan notes, participations and equity interests	(1,149,910,966)	(466,597,000)
Sales proceeds and principal payments received on loan notes and participations	312,642,708	496,438,000
Distribution from investments in equity interests	352,854	—
Amortization of debt issuance costs	5,304,788	2,980,714
Deferred fees	5,057,023	8,099,750
Amortization of deferred fees	(5,646,716)	(6,982,771)
Cash flows due to changes in operating assets and liabilities:
Accounts receivable	(546,358)	391,285
Other assets, net of depreciation	(152,714)	62,564
Due from related parties	1,742,145	28,283
Right-of-use assets	(3,930,003)	339,208
Operating lease liabilities	4,406,245	(330,893)
Accrued interest, accounts payable, and other liabilities	(2,419,538)	(2,685,908)
Cash flows due to changes in operating assets and liabilities allocable to non-controlling interest in Consolidated Fund:
Change in cash and cash equivalents held at Consolidated Fund	11,186,710	(32,316,092)
Change in other assets and receivables held at Consolidated Fund	(8,377,111)	16,178,555
Change in other liabilities and payables held at Consolidated Fund	2,131,314	1,063,362
Net cash (used in) provided by operating activities	(802,008,894)	53,542,478
CASH FLOWS FROM INVESTING ACTIVITIES:
Payoffs, paydowns and sales of mortgage loans	—	3,715,814
Net cash provided by investing activities	—	3,715,814
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from credit facilities and notes payable	130,000,000	—
Paydowns of credit facilities and notes payable	(155,616,554)	(9,900)
Paydowns of loan payable - related party	(300,000)	(300,000)
Proceeds from issuance of redeemable interests	33,000,000	—
Payment of redeemable interest issuance costs	(2,194,971)	—
Payment of debt acquisitons costs	(6,896,192)	—
Transaction costs incurred in debt restructuring	(2,156,982)	—
Allocable to non-controlling interests in Consolidated Fund:
Contributions from non-controlling interests in Consolidated Fund	167,605,932	58,276,681
Distributions to non-controlling interests in Consolidated Fund	(73,621,142)	(70,898,211)
Borrowings under loan obligations by Consolidated Fund	1,142,325,016	211,148,207
Repayments under loan obligations by Consolidated Fund	(419,800,058)	(252,714,525)
Payment of debt acquisition costs by Consolidated Fund	(10,801,894)	(698,653)
Net cash provided by (used in) financing activities	801,543,155	(55,196,401)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	(465,739)	2,061,891
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	7,217,109	5,155,218
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$6,751,370	$7,217,109

The accompanying notes are an integral part of these statements.

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

ACRES Capital Corp., a Delaware corporation, along with its subsidiaries (collectively, the “Company”), is a private lender dedicated to nationwide middle-market commercial real estate (“CRE”) lending in the United States (“U.S.”). The Company conducts its operations through the use of subsidiaries that it consolidates into its financial statements. Substantially all of the Company’s operations are conducted through ACRES Capital LLC (the “Operating Subsidiary”), a wholly owned subsidiary that is registered with the Securities and Exchange Commission as an investment adviser. The Operating Subsidiary serves as the investment manager of ACRES Mortgage Fund, Ltd. (“AMF”), an exempted company under the laws of the Cayman Islands formed for the purpose of investing in CRE mortgage loans. The Operating Subsidiary also serves as the manager of ACRES Commercial Realty Corp. (“ACR”), a Maryland corporation. ACR is a real estate investment trust (“REIT”) that is primarily focused on originating, holding, and managing CRE mortgage loans and other commercial real estate related debt investments.

On July 23, 2025, the Company contributed substantially all of its assets, including its interests in the Operating Subsidiary, and liabilities to ACRES Holdings, LLC, a wholly-owned subsidiary, in exchange for membership interests in ACRES Holdings, LLC. Contemporaneously with this contribution, ACRES Holdings, LLC issued preferred equity securities to a third party. As a result, the Company holds substantially all of its assets and liabilities through ACRES Holdings, LLC, a consolidated variable interest entity. See Note 3.

The Company consolidates AMF in the accompanying financial statements (the “Consolidated Fund”) (the Company, excluding the Consolidated Fund, the “Consolidated Company Entities”). Including the results of the Consolidated Fund significantly increases the reported amounts of the assets, liabilities, revenues, expenses and cash flows within the accompanying consolidated financial statements; however, the Consolidated Fund results included herein have no direct effect on the net income attributable to ACRES Capital Corp. or to its stockholders’ deficit. Instead, economic ownership interests of the third-party investors in the Consolidated Fund are reflected as non-controlling interests in the Consolidated Fund. Further, cash flows allocable to non-controlling interests in Consolidated Fund are specifically identifiable within the consolidated statements of cash flows.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the U.S. (“GAAP”). The Company’s Consolidated Fund is an investment company under GAAP based on the following characteristics: the Consolidated Fund obtains funds from one or more investors and the Consolidated Fund’s business purpose and substantive activities are investing funds for returns from investment income. Therefore, investments of the Consolidated Fund are recorded at fair value and the unrealized gain (loss) in an investment’s fair value is recognized on a current basis within the consolidated statements of income. In the preparation of these consolidated financial statements, the Company has retained the investment company accounting for the Consolidated Fund under GAAP.

All of the investments held by the Consolidated Fund are presented at their estimated fair values within the Company’s consolidated balance sheets. Net income attributable to the economic ownership interest of the third-party investors in the Consolidated Fund are presented within net income attributable to non-controlling interest in Consolidated Fund within the consolidated statements of income.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, majority-owned or controlled subsidiaries and variable interest entities (“VIEs”) for which the Company is considered the primary beneficiary. All inter-company transactions and balances have been eliminated in consolidation.

Variable Interest Entities

A VIE is defined as an entity in which equity investors (i) do not have a controlling financial interest and/or (ii) do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

from other parties. A VIE is required to be consolidated by its primary beneficiary, which is defined as the party that (a) has the power to control the activities that most significantly impact the VIE’s economic performance and (b) has the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

The Company considers the following criteria in determining whether an entity is a VIE:

1.
The equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support provided by any parties, including the equity holders; or

2.
The equity investors lack one or more of the following essential characteristics of a controlling financial interest:

a.
The direct ability to make decisions about the entity’s activities through voting rights or similar rights;

b.
The obligation to absorb the expected losses of the entity; or

c.
The right to receive the expected residual returns of the entity. The equity investors have voting rights that are not proportionate to their economic interests, and the activities of the entity involve or are conducted on behalf of an investor with a disproportionately small voting interest.

In determining whether the Company is the primary beneficiary of a VIE, the Company reviews governing contracts, formation documents and any other contractual arrangements to determine the activities that have the most significant impact on the VIE and which entity has the power to direct those activities. The Company also looks for kick-out rights, protective rights, and participating rights as well as any financial or other support provided to the VIE and the reason for that support, and the terms of any explicit or implicit arrangements that may require the Company to provide future support. The Company then makes a determination based on its power to direct the most significant activities of the VIE and/or a financial interest that is potentially significant. In instances when a VIE is owned by both the Company and related parties, the Company considers whether there is a single party in the related party group that meets both the power and losses or benefits criteria on its own as though no related party relationship existed. If one party within the related party group meets both these criteria, such reporting entity is the primary beneficiary of the VIE. If no party within the related party group on its own meets both the power and losses or benefits criteria, but the related party group as a whole meets these two criteria, the determination of primary beneficiary within the related party group is based upon an analysis of the facts and circumstances with the objective of determining which party is most closely associated with the VIE. Determining the primary beneficiary requires significant judgment. The Company continuously analyzes entities in which it holds variable interests to identify reconsideration events and determine whether such entities are VIEs and whether such potential VIEs should be consolidated or deconsolidated.

Voting Interest Entities

A voting interest entity is an entity in which the total equity investment at risk is sufficient to enable it to finance its activities independently and the equity holders have the power to direct the activities of the entity that most significantly impact its economic performance, the obligation to absorb the losses of the entity and the right to receive the residual returns of the entity. The usual condition for a controlling financial interest in a voting interest entity is ownership of a majority voting interest. If the Company has a majority voting interest in a voting interest entity, the entity will generally be consolidated.

The Company performs on-going reassessments of whether entities previously evaluated under the voting interest framework have become VIEs, based on certain events, and therefore subject to the VIE consolidation framework.

Use of Estimates

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and within the period of financial results. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and all highly liquid investments with original maturities of three months or less at the time of purchase. Cash and cash equivalents held at the Consolidated Fund represents cash that, although not legally restricted, is not available to support the general liquidity needs of the Company, as the use of such amounts is generally limited to the activities of the Consolidated Fund.

As of December 31, 2025 and 2024, the Company had cash balances with financial institutions in excess of Federal Deposit Insurance Corporation insured limits. The Company monitors the credit standing of these financial institutions.

Restricted Cash

Restricted cash consists of deposits received from potential new borrowers. The Company maintains loan expense deposits collected from prospective borrowers used to offset underwriting expenses associated with originating loans.

Redeemable Interest

Redeemable interest in the Company represents preferred equity securities issued by a subsidiary of the Company to a third party. Income (loss) is allocated based on the preferred return attributable to the redeemable interest. At each balance sheet date, the carrying value of the redeemable interest is presented at the redemption amount, to the extent that the redemption amount exceeds the initial measurement on the date of issuance. The Company recognizes changes in the redemption amount with corresponding adjustments against retained earnings, or additional paid-in-capital in the absence of retained earnings, within stockholders’ deficit within the consolidated balance sheets.

Derivative Instruments

Derivative financial instruments are recorded in the accompanying balance sheets at fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 815. When the Company enters into a financial instrument such as a debt or equity agreement (the “host contract”), the Company assesses whether the economic characteristics of any embedded features are clearly and closely related to the primary economic characteristics of the remainder of the host contract. When it is determined that (i) an embedded feature possesses economic characteristics that are not clearly and closely related to the primary economic characteristics of the host contract, and (ii) a separate, stand-alone instrument with the same terms would meet the definition of a financial derivative instrument, then the embedded feature is bifurcated from the host contract and accounted for as a derivative instrument. The estimated fair value of the derivative feature is recorded in the accompanying balance sheets separately from the carrying value of the host contract. Subsequent changes in the estimated fair value of derivatives are recorded as a gain or loss in the Company’s statements of income.

The Company concluded the redeemable interest preferred equity securities host contract contained features that required bifurcation and separate accounting under ASC 815.

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480 and ASC 815. The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock, among other conditions for

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each consolidated balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a gain or loss on the consolidated statements of income.

The Company determined that upon further review of the warrant agreements, the Company concluded that its warrants qualify for liability accounting treatment.

Issuance Costs Related to Equity and Debt

The Company allocates issuance costs between the individual freestanding instruments identified on the same basis as proceeds were allocated. Issuance costs associated with the issuance of redeemable interests (i.e., temporary equity-classified stock) are recorded as a charge against the gross proceeds of the offering and amortized over the earliest estimable redemption date. Any issuance costs associated with the issuance of liability-classified warrants are expensed as incurred. Issuance costs associated with the issuance of debt are recorded as a direct reduction of the carrying amount of the debt liability. The Company accounts for debt as liabilities measured at amortized cost and amortizes the resulting debt discount to interest expense using the effective interest method over the expected term of the notes pursuant to ASC 835.

Non-Controlling Interests

The non-controlling interests in Consolidated Fund represents a component of equity and net income attributable to ownership interests that third-party investors hold in the Consolidated Fund.

Troubled Debt Restructuring

When the Company modifies or extinguishes debt, it first evaluates whether the modification qualifies as a troubled debt restructuring (“TDR”) under ASC 470-60. As per ASC 470-60, a TDR refers to a situation where the creditor grants concessions to a borrower experiencing financial difficulties. A lender is deemed to have granted a concession if the borrower’s effective interest rate on the restructured debt is less than the effective interest rate of the old debt immediately before the restructuring. Such restructuring is done with the intent to provide relief to the borrower and to maximize the potential for payable recovery by the lender.

In accordance with ASC 470-60, when the total future cash payments under the new terms are less than the carrying amount of the payable at the date of restructuring, the difference between the carrying amount and the total future cash payments is recognized as a gain on extinguishment of debt in the consolidated financial statements. This gain is recorded immediately in the period the restructuring occurs. If the total future cash payments under the new terms exceed the carrying amount of the debt at the date of restructuring, no adjustment to the carrying amount of the debt is made. Instead, the Company calculates a new effective interest rate (“EIR”) based on the revised terms of the restructured debt. The debt is then amortized over the remaining term of the debt using the new EIR, with interest expense recognized based on such rate in future periods.

If a TDR is determined not to have occurred, the Company evaluates the modification in accordance with ASC 470-50-40, which requires modification to debt instruments to be evaluated to assess whether the modifications are considered “substantial modifications”. A substantial modification of terms is accounted for like an extinguishment.

Income Earned from Fee-Based Services

Income from fee-based services includes asset management fees, development fees, ACR management fees, servicing fees, and incentive fees. Asset management fees, development fees, and servicing fees are included in management and servicing fees, net on the consolidated statements of income. ACR management fees are included in management and servicing fees, net – related party on the consolidated statements of income. Incentive fees are included

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

in incentive fees on the consolidated statements of income. Incentive fees are earned when specified financial hurdles are met for certain separately managed accounts and ACR. Revenues from fee-based services that the Company provides are recognized as earned over time in accordance with contractual agreements. The services the Company provides represent performance obligations that are satisfied over time.

ACR management fees

The Company earns a monthly base management fee equal to 1/12th of the amount of ACR’s equity (as defined in the management agreement) multiplied by 1.50%. Such base management fees are included in management and servicing fees, net - related party on the consolidated statements of income.

The Company may terminate the management agreement at its option: (A) in the event that ACR defaults in the performance or observance of any material term, condition or covenant contained in the management agreement and such default continues for a period of 30 days after written notice thereof, or (B) without payment of a termination fee by ACR, if ACR becomes regulated as an investment company under the Investment Company Act, with such termination deemed to occur immediately before such event.

The ACR management agreement’s current contract term ends on July 31, 2026, and the agreement provides for automatic one-year renewals on such date and on each July 31 thereafter until terminated. The management agreement may be terminated upon the affirmative vote of at least two-thirds of ACR’s independent directors, or by the affirmative vote of the holders of at least a majority of the outstanding shares of ACR’s common stock, based upon unsatisfactory performance that is materially detrimental to ACR or a determination by ACR’s independent directors that the management fees payable to the Company are not fair, subject to the Company’s right to prevent such a compensation termination by accepting a mutually acceptable reduction of management fees. ACR’s Board must provide 180 days’ prior notice of any such termination. If ACR terminates the management agreement, the Company is entitled to a termination fee equal to four times the sum of the average annual base management fee and the average annual incentive compensation earned by the Company during the two 12-month periods immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter before the date of termination. ACR may also terminate the management agreement for cause with 30 days’ prior written notice from ACR’s Board. No termination fee is payable in the event of a termination for cause (as defined in the management agreement).

ACR incentive fees (management agreement)

The Company earns an incentive fee calculated and payable in arrears in an amount, not less than zero, equal to the excess of (1) the product of (a) 20% and (b) the excess of (i) Earnings Available for Distribution (“EAD”) (as defined in the management agreement) of ACR for the previous 12-month period, over (ii) the product of (A) ACR’s book value equity in the previous 12-month period, and (B) 7% per annum, over (2) the sum of any incentive compensation paid to the Company with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive compensation shall be payable with respect to any calendar quarter unless EAD for the 12 most recently completed calendar quarters (or such lesser number of completed calendar quarters from September 30, 2022) in the aggregate is greater than zero.

Incentive compensation is calculated and payable quarterly to the Company to the extent it is earned. Up to 75% of the incentive compensation is payable in cash and at least 25% is payable in the form of an award of common stock of ACR. The Company may elect to receive more than 25% of its incentive compensation in common stock. All shares are fully vested upon issuance; however, the Company may not sell such shares for one year after the incentive compensation becomes due and payable unless the management agreement is terminated.

ACR incentive fees (Manager Incentive Plan)

In June 2021, the shareholders of ACR approved the ACR Manager Incentive Plan (“MIP”). The MIP provides for the issuance of ACR equity-based awards to the Company when certain ACR book value targets are met. Such awards vest over four years. The Company initially measures such grants at fair value on the grant date and recognizes income monthly on a straight-line basis over the service period to Incentive fees – related party on the consolidated statements of income.

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Reimbursable Compensation and Benefits

Reimbursable compensation and benefits include reimbursements, at cost, which arise primarily from the services employees of the Company provide pursuant to the ACR management agreement that are charged to ACR. The Company recognizes the revenue for reimbursements when the Company incurs the related reimbursable compensation and benefits and other costs on behalf of ACR.

Other Reimbursable Expenses

Other reimbursable expenses include reimbursements that arise from out-of-pocket expenses and certain other costs incurred by the Company that related directly to ACR’s operations or other reimbursable activity. The Company has determined that it controls the services provided by third parties for ACR and therefore the Company accounts for the cost of these services and the related reimbursement revenue on a gross basis.

Income Taxes

The Company accounts for its income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the financial statements and tax basis of assets and liabilities by using the enacted tax rates in effect for the year in which differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company recognizes deferred tax assets to the extent that it believes that these assets are more likely than not to be realized. In making such a determination, the Company considers material positive and negative evidence, including results of recent operations, income in the carryback period, future reversals of existing taxable temporary differences, tax-planning strategies, and projected future taxable income. A valuation allowance is recorded to the extent the more-likely-than-not threshold is not met. If a valuation allowance is recorded and it is subsequently determined that the Company would be able to realize any portion of its deferred tax assets in the future in excess of their net recorded amount, an adjustment would be made to the deferred tax asset valuation allowance, which would reduce the provision for income taxes. Uncertain tax positions are recorded in accordance with ASC 740 on the basis of a two-step process in which (1) it is determined whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the largest amount of tax benefit.

Investments in Equity Affiliate

The Company utilizes the equity method to account for investments when it possesses the ability to exercise significant influence, but not control, over the operating and financial policies of the investee. The ability to exercise significant influence is presumed when the investor possesses more than 20% of the voting interests of the investee. This presumption may be overcome based on specific facts and circumstances that demonstrate that the ability to exercise significant influence is restricted. The Company elected the fair value option for its equity method investment and determines fair value using the closing price of common shares as of the end of the period. The Company recognizes the unrealized and realized gains and losses on equity investments on the consolidated statements of income as income from investments in equity affiliate - related party.

Goodwill

Goodwill represents the costs of business acquisitions in excess of the fair value of identifiable net assets acquired. The Company evaluates the recoverability of goodwill annually on the first day of the Company’s fiscal fourth quarter of each fiscal year, or more frequently, if events or changes in circumstances indicate that goodwill might be impaired. If the Company’s review indicates that the carrying amount of goodwill exceeds its fair value, the Company will reduce the carrying amount of goodwill to fair value. Based on the impairment tests performed as of October 1, 2025, there were no indications that goodwill was impaired and nor were there events or changes in circumstances indicating impairment at December 31, 2025.

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Leases

Arrangements are evaluated to identify leases at inception. The right to use an underlying asset for the lease term is recorded as operating lease right-of-use ("ROU") assets and obligations to make lease payments arising from the lease are recorded as lease liabilities. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. Lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term. At the adoption date, the Company made an accounting policy election to exclude leases with an initial term of twelve months or less.

Stock-Based Compensation

Issuances of options to purchase shares of the Company’s common stock are initially measured at fair value on the grant date and expensed monthly on a straight-line basis over the service period to equity compensation expense on the consolidated statements of income, with a corresponding entry to additional paid-in capital on the consolidated balance sheets. In accordance with GAAP, the fair value of all unvested issuances of restricted stock and options is not remeasured after the initial grant date. The Company accounts for forfeitures of employee awards as they occur. As a result, the Company records compensation cost assuming all option holders will complete the requisite service period. If an employee forfeits an award because they fail to complete the requisite service period, the Company will reverse compensation cost previously recognized in the period the award is forfeited.

Reclassifications

Certain reclassifications have been made to prior year’s financial information to conform to the December 31, 2025 presentation. These reclassifications had no effect on net loss or total equity.

Recent accounting pronouncements

Accounting Standards Adopted in 2025

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures ("ASU 2023-09"). ASU 2023-09 requires enhanced disclosures in connection with an entity's effective tax rate reconciliation and additional disclosures about income taxes paid. ASU 2023-09 is effective for annual periods beginning after December 15, 2025. The Company has adopted this guidance prospectively which did not have a material impact to its consolidated financial statements or financial statement disclosures. See Note 13 - Income Taxes for further information.

NOTE 3 - CONSOLIDATION

The Company has evaluated its loans, investments in unconsolidated entities, guarantees and other financial contracts in order to determine if they are variable interests in VIEs. The Company regularly monitors these legal interests and contracts and, to the extent it has determined that it has a variable interest, analyzes the related entity for potential consolidation.

Investments in Consolidated Variable Interest Entities

The Company consolidates entities in which the Company has a variable interest and, as the investment manager, has both the power to direct the most significant activities and a potentially significant economic interest. Investments in the consolidated VIEs are reported at fair value and represent the Company’s maximum exposure to loss.

ACRES Holdings, LLC is considered and treated as a VIE because the Company directs the significant activities of the entity and not the holders of equity at risk. The Company concluded its interest in ACRES Holdings, LLC represented a potentially significant economic interest and the Company represented the primary beneficiary of ACRES Holdings, LLC. As a result, the Company consolidated ACRES Holdings, LLC as of July 23, 2025 and continues to be consolidated as of December 31, 2025.

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

AMF is considered and treated as a VIE because the investors of AMF, who are unaffiliated with the Company, do not have substantive rights to impact the ongoing governance and operating activities of AMF, including the ability to remove the Company as the investment manager without cause. The Company concluded its interest in AMF represented a potentially significant economic interest and the Company represented the primary beneficiary of AMF. As a result, the Company consolidated AMF as of and for the years ended December 31, 2025 and 2024.

Investments in Non-Consolidated Variable Interest Entities (the Company is not the primary beneficiary, but has a variable interest)

Based on management’s analysis, the Company is not the primary beneficiary of the VIEs discussed below since it does not have both (i) the power to direct the activities that most significantly impact the VIEs’ economic performance and (ii) the obligation to absorb the losses of the VIEs or the right to receive the benefits from the VIEs, which could be significant to the VIEs. Accordingly, the following VIEs are not consolidated in the Company’s financial statements at December 31, 2025. The Company continuously reassesses whether it is deemed to be the primary beneficiary of its unconsolidated VIEs.

The Company completed a qualitative analysis to determine whether it is the primary beneficiary of ACRES SPV LLC, a wholly owned subsidiary of the Company, and determined that it was not the primary beneficiary as of December 31, 2025 and 2024. ACRES SPV LLC is considered and treated as a VIE due to a lack of sufficient equity. The Company (including related parties) are not deemed to be the primary beneficiary of the VIE as the Company does not have the power to direct the activities most significant to ACRES SPV LLC which include the management of current investments and operating activity. Accordingly, ACRES SPV LLC is not consolidated into the Company’s consolidated financial statements as of December 31, 2025 and 2024. The Company has no investment at risk as of December 31, 2025 and 2024.

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Consolidating Schedules

The following supplemental financial information illustrates the consolidating effects of the Consolidated Fund on the Company’s balance sheet, results from operations and cash flows:

	As of December 31, 2025
	Consolidated Company Entities	Consolidated Fund	Eliminations	Consolidated
ASSETS
Cash and cash equivalents	$5,438,038	$—	$—	$5,438,038
Restricted cash	1,313,332	—	—	1,313,332
Goodwill	35,000,000	—	—	35,000,000
Accounts receivable	803,840	—	—	803,840
Investments in equity affiliate, at fair value - related party	121,295,369	—	(106,999,338)	14,296,031
Due from related parties	4,899,486	—	(3,014,787)	1,884,699
Right-of-use assets	6,971,903	—	—	6,971,903
Other assets, net of depreciation	1,150,067	—	—	1,150,067
Assets of Consolidated Fund:
Investments, at fair value	—	2,016,918,819	—	2,016,918,819
Cash and cash equivalents	—	17,824,819	—	17,824,819
Restricted cash	—	28,478,347	—	28,478,347
Accrued interest, servicing receivables and other assets	—	38,509,145	—	38,509,145
Total assets	$176,872,035	$2,101,731,130	$(110,014,125)	$2,168,589,040
LIABILITIES (2)
Borrowings	$147,319,367	$—	$—	$147,319,367
Borrowings - related party	10,375,000	—	—	10,375,000
Accrued interest, accounts payable, and other liabilities	5,605,251	—	—	5,605,251
Derivative liabilities	9,240,299	—	—	9,240,299
Operating lease liabilities	7,756,825	—	—	7,756,825
Liabilities of Consolidated Fund:
Borrowings		1,283,957,379	—	1,283,957,379
Accrued interest, accounts payable and other liabilities		31,370,008	—	31,370,008
Due to related party		3,014,787	(3,014,787)	—
Total liabilities	180,296,742	1,318,342,174	(3,014,787)	1,495,624,129
REDEEMABLE INTEREST IN CONSOLIDATED COMPANY ENTITIES	33,960,107	—	—	33,960,107
NON-CONTROLLING INTERESTS IN CONSOLIDATED FUND (3)	—	783,388,956	(106,999,338)	676,389,618
STOCKHOLDERS' DEFICIT
Common stock, $0.0001 par value; 3,000,000 shares authorized and 1,695,731 shares outstanding at December 31, 2025	170	—	—	170
Additional paid-in capital	10,178,636	—	—	10,178,636
Accumulated deficit	(47,563,620)	—	—	(47,563,620)
TOTAL STOCKHOLDERS' DEFICIT	(37,384,814)	—	—	(37,384,814)
TOTAL EQUITY	(37,384,814)	783,388,956	(106,999,338)	639,004,804
TOTAL LIABILITIES, REDEEMABLE INTEREST, NON-CONTROLLING INTERESTS, AND EQUITY	$176,872,035	$2,101,731,130	$(110,014,125)	$2,168,589,040

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	As of December 31, 2024
	Consolidated Company Entities	Consolidated Fund	Eliminations	Consolidated
ASSETS
Cash and cash equivalents	$6,404,487	$—	$—	$6,404,487
Restricted cash	812,622	—	—	812,622
Capitalized mortgage servicing rights, net	136,163	—	—	136,163
Goodwill	35,000,000	—	—	35,000,000
Accounts receivable	257,482	—	—	257,482
Investments in equity affiliates, at fair value - related party	115,940,133	—	(108,735,498)	7,204,635
Due from related parties	5,981,455	—	(2,339,729)	3,641,726
Right-of-use assets	3,041,900	—	—	3,041,900
Other assets, net of depreciation	1,117,441	—	—	1,117,441
Assets of Consolidated Fund:
Investments, at fair value	—	1,168,593,933	—	1,168,593,933
Cash and cash equivalents	—	57,489,876	—	57,489,876
Accrued interest, servicing receivables and other assets	—	30,132,034	—	30,132,034
Total assets	$168,691,683	$1,256,215,843	$(111,075,227)	$1,313,832,299
LIABILITIES
Borrowings	$179,072,927	$—	$—	$179,072,927
Borrowings - related party	10,675,000	—	—	10,675,000
Accrued interest, accounts payable, and other liabilities	9,583,110	—	—	9,583,110
Operating lease liabilities	3,350,580	—	—	3,350,580
Liabilities of Consolidated Fund:
Borrowings	—	568,780,118	—	568,780,118
Accrued interest, accounts payable and other liabilities	—	4,845,502	—	4,845,502
Due to related party	—	2,339,729	(2,339,729)	—
Total liabilities	202,681,617	575,965,349	(2,339,729)	776,307,237
NON-CONTROLLING INTEREST IN CONSOLIDATED FUND	—	680,250,494	(108,735,498)	571,514,996
STOCKHOLDERS' DEFICIT
Common stock, $0.0001 par value; 3,000,000 shares authorized and 1,695,731 shares outstanding at December 31, 2024	170	—	—	170
Additional paid-in capital	21,595,701			21,595,701
Accumulated deficit	(55,585,805)	—	—	(55,585,805)
TOTAL STOCKHOLDERS' DEFICIT	(33,989,934)	—	—	(33,989,934)
TOTAL EQUITY	(33,989,934)	680,250,494	(108,735,498)	537,525,062
TOTAL LIABILITIES, NON-CONTROLLING INTEREST AND EQUITY	$168,691,683	$1,256,215,843	$(111,075,227)	$1,313,832,299

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Year ended December 31, 2025
	Consolidated Company Entities	Consolidated Fund	Eliminations	Consolidated
REVENUES
Management and servicing fees, net	$666,798	$—	$—	$666,798
Management and servicing fees, net - related party	16,842,620	—	(10,463,297)	6,379,323
Origination fees	9,941,306	—	—	9,941,306
Incentive fees - related party	2,530,732	—	—	2,530,732
Application fees and other income	2,115,853	—	—	2,115,853
Reimbursable compensation and benefits - related party	4,292,397	—	—	4,292,397
Other reimbursable expenses	623,019	—	—	623,019
Other reimbursable expenses - related party	1,281,145		(518,299)	762,846
Total revenues	38,293,870	—	(10,981,596)	27,312,274
OPERATING EXPENSES
Compensation and benefits	13,293,326	—	—	13,293,326
Equity compensation - related party	1,822,494	—	—	1,822,494
General, administrative and other expenses	9,661,404	—	—	9,661,404
Interest expense	18,296,890	—	—	18,296,890
Interest expense - related party	320,496	—	—	320,496
Other reimbursable expenses	623,019	—	—	623,019
Other reimbursable expenses - related party	1,281,145	—	(518,299)	762,846
Expenses of Consolidated Fund	—	13,348,311	(10,463,297)	2,885,014
Total operating expenses	45,298,774	13,348,311	(10,981,596)	47,665,489
	(7,004,904)	(13,348,311)	—	(20,353,215)
OTHER INCOME (EXPENSE)				—
Income from investments in equity affiliates - related party	11,122,389	—	(7,646,862)	3,475,527
Net realized and unrealized gains on investments of Consolidated Fund	—	11,485,716	—	11,485,716
Interest income of Consolidated Fund	—	116,692,452	—	116,692,452
Interest expense of Consolidated Fund	—	(73,069,749)	—	(73,069,749)
Gain on extinguishment of debt	3,602,197	—	—	3,602,197
Derivative gain	3,084,289	—	—	3,084,289
Total other income	17,808,875	55,108,419	(7,646,862)	65,270,432
INCOME BEFORE TAXES	10,803,971	41,760,108	(7,646,862)	44,917,217
Provision for income taxes	(541,679)	—	—	(541,679)
NET INCOME	10,262,292	41,760,108	(7,646,862)	44,375,538
Less: Net income attributable to non-controlling interest in Consolidated Fund	—	—	(34,113,246)	(34,113,246)
Less: Net income attributable to redeemable interest in Consolidated Company Entities	(2,240,107)	—	—	(2,240,107)
NET INCOME ATTRIBUTABLE TO COMMON SHARES	$8,022,185	$41,760,108	$(41,760,108)	$8,022,185

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Year ended December 31, 2024
	Consolidated Company Entities	Consolidated Fund	Eliminations	Consolidated
REVENUES
Management and servicing fees, net	$437,958	$—	$—	$437,958
Management and servicing fees, net - related party	15,330,687	—	(8,455,725)	6,874,962
Origination fees	1,507,281	—	—	1,507,281
Incentive fees	530,273	—	—	530,273
Incentive fees - related party	2,843,369	—	—	2,843,369
Application fees and other income	380,318	—	—	380,318
Interest income	208,038	—	—	208,038
Reimbursable compensation and benefits - related party	3,887,299	—	—	3,887,299
Other reimbursable expenses	683,450	—	—	683,450
Other reimbursable expenses - related party	1,198,386	—	(519,609)	678,777
Total revenues	27,007,059	—	(8,975,334)	18,031,725
OPERATING EXPENSES
Compensation and benefits	12,559,317	—	—	12,559,317
Equity compensation - related party	1,542,091	—	—	1,542,091
General, administrative and other expenses	7,185,438	—	—	7,185,438
Interest expense	22,066,450	—	—	22,066,450
Interest expense - related party	330,533	—	—	330,533
Other reimbursable expenses	683,450	—	—	683,450
Other reimbursable expenses - related party	1,198,386	—	(519,609)	678,777
Expenses of Consolidated Fund	—	10,272,016	(8,455,725)	1,816,291
Total operating expenses	45,565,665	10,272,016	(8,975,334)	46,862,347
	(18,558,606)	(10,272,016)	—	(28,830,622)
OTHER INCOME (EXPENSE)
Income from investments in equity affiliates - related party	13,862,174	—	(11,472,990)	2,389,184
Net realized and unrealized gains on investments of Consolidated Fund	—	10,459,420	—	10,459,420
Interest income of Consolidated Fund	—	116,717,656	—	116,717,656
Interest expense of Consolidated Fund	—	(58,052,325)	—	(58,052,325)
Impairment loss on fees and other receivables - related party	(565,104)	—	—	(565,104)
Total other income (expense)	13,297,070	69,124,751	(11,472,990)	70,948,831
INCOME (LOSS) BEFORE TAXES	(5,261,536)	58,852,735	(11,472,990)	42,118,209
Provision for income taxes	(1,391,261)			(1,391,261)
NET INCOME (LOSS)	(6,652,797)	58,852,735	(11,472,990)	40,726,948
Less: Net income attributable to non-controlling interest in Consolidated Fund	—	—	(47,379,745)	(47,379,745)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHARES	$(6,652,797)	$58,852,735	$(58,852,735)	$(6,652,797)

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Year Ended December 31, 2025
	Consolidated Company Entities	Consolidated Fund	Eliminations	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$10,262,292	$41,760,108	$(7,646,862)	$44,375,538
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	120,084	—	—	120,084
Equity compensation - related party	1,822,494	—	—	1,822,494
Amortization of debt acquisition costs	622,548	—	—	622,548
Amortization of capitalized mortgage servicing rights	136,163	—	—	136,163
Non-cash interest expense	3,795,816	—	—	3,795,816
Gain on extinguishment of debt	(3,602,197)	—	—	(3,602,197)
Income from investments in equity affiliates - related party	(11,122,389)	—	7,646,862	(3,475,527)
Provision for income taxes	541,679	—	—	541,679
Derivative gain	(3,084,289)	—		(3,084,289)
Distributions from equity affiliates - related party	9,383,026	—	(9,383,026)	—
Satisfaction of incentive fees in stock	(3,615,868)	—	—	(3,615,868)
Adjustments to reconcile net income to net cash (used in) provided by operating activities allocable to non-controlling interests in Consolidated Fund:
Net realized gain from investments	—	(387,001)	—	(387,001)
Net change in unrealized gains on investments	—	(11,098,715)	—	(11,098,715)
Purchase and funding of loan notes, participations and equity interests	—	(1,149,910,966)	—	(1,149,910,966)
Sales proceeds and principal payments received on loan notes and participations	—	312,642,708	—	312,642,708
Distribution from investments in equity interests	—	352,854	—	352,854
Amortization of debt issuance costs	—	5,304,788	—	5,304,788
Deferred fees	—	5,057,023	—	5,057,023
Amortization of deferred fees	—	(5,646,716)	—	(5,646,716)
Cash flows due to changes in operating assets and liabilities:				—
Accounts receivable	(546,358)	—	—	(546,358)
Other assets, net of depreciation	(152,714)	—	—	(152,714)
Due from related parties	1,081,969	—	660,176	1,742,145
Right-of-use assets	(3,930,003)	—	—	(3,930,003)
Operating lease liabilities	4,406,245	—	—	4,406,245
Accrued interest, accounts payable, and other liabilities	(2,419,538)	—	—	(2,419,538)
Cash flows due to changes in operating assets and liabilities allocable to non-controlling interest in Consolidated Fund:
Change in cash and cash equivalents held at Consolidated Fund	—	—	11,186,710	11,186,710
Change in other assets and receivables held at Consolidated Fund	—	(8,377,111)	—	(8,377,111)
Change in other liabilities and payables held at Consolidated Fund	—	2,791,490	(660,176)	2,131,314
Net cash provided by (used in) operating activities	3,698,960	(807,511,538)	1,803,684	(802,008,894)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from credit facilities and notes payable	130,000,000	—	—	130,000,000
Paydowns of credit facilities and notes payable	(155,616,554)	—	—	(155,616,554)
Paydowns of loan payable - related party	(300,000)	—	—	(300,000)
Proceeds from issuance of redeemable interests	33,000,000	—	—	33,000,000
Payment of redeemable interest issuance costs	(2,194,971)	—	—	(2,194,971)
Payment of debt acquisitons costs	(6,896,192)			(6,896,192)
Transaction costs incurred in debt restructuring	(2,156,982)	—	—	(2,156,982)
Allocable to non-controlling interests in Consolidated Fund:
Contributions from non-controlling interests in Consolidated Fund	—	167,605,932	—	167,605,932
Distributions to non-controlling interests in Consolidated Fund	—	(83,004,168)	9,383,026	(73,621,142)
Borrowings under loan obligations by Consolidated Fund	—	1,142,325,016	—	1,142,325,016
Repayments under loan obligations by Consolidated Fund	—	(419,800,058)	—	(419,800,058)
Payment of debt acquisition costs by Consolidated Fund	—	(10,801,894)	—	(10,801,894)
Net cash (used in) provided by financing activities	(4,164,699)	796,324,828	9,383,026	801,543,155
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	(465,739)	(11,186,710)	11,186,710	(465,739)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	7,217,109	57,489,876	(57,489,876)	7,217,109
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$6,751,370	$46,303,166	$(46,303,166)	$6,751,370

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Year Ended December 31, 2024
	Consolidated Company Entities	Consolidated Fund	Eliminations	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(6,652,797)	$58,852,735	$(11,472,990)	$40,726,948
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation	130,681	—	—	130,681
Equity compensation - related party	1,542,091	—	—	1,542,091
Amortization of debt acquisition costs	496,982	—	—	496,982
Amortization of capitalized mortgage servicing rights	394,848	—	—	394,848
Non-cash interest expense	7,850,637	—	—	7,850,637
Income from investments in equity affiliates -related party	(13,862,174)	—	11,472,990	(2,389,184)
Distributions from equity affiliates - related party	10,346,770	—	(10,346,770)	—
Satisfaction of incentive fees in stock	(1,985,266)	—	—	(1,985,266)
Impairment loss on fees and other receivables	565,104	—	—	565,104
Adjustments to reconcile net income to net cash (used in) provided by operating activities allocable to non-controlling interests in Consolidated Fund:
Net realized loss from investments	—	535,644	—	535,644
Net change in unrealized gains on investments	—	(10,995,064)	—	(10,995,064)
Purchase and funding of loan notes and participations	—	(466,597,000)	—	(466,597,000)
Sales proceeds and principal payments received on loan notes and participations	—	496,438,000	—	496,438,000
Amortization of debt issuance costs	—	2,980,714	—	2,980,714
Deferred fees	—	8,099,750	—	8,099,750
Amortization of deferred fees	—	(6,982,771)	—	(6,982,771)
Cash flows due to changes in operating assets and liabilities:
Accounts receivable	391,285	—	—	391,285
Other assets, net of depreciation	62,564	—	—	62,564
Due from related parties	2,052,845	—	(2,024,562)	28,283
Right-of-use assets	339,208	—	—	339,208
Operating lease liabilities	(330,893)	—	—	(330,893)
Accrued interest, accounts payable, and other liabilities	(2,685,908)	—	—	(2,685,908)
Cash flows due to changes in operating assets and liabilities allocable to non-controlling interest in Consolidated Fund:
Change in cash and cash equivalents held at Consolidated Fund	—	—	(32,316,092)	(32,316,092)
Change in other assets and receivables held at Consolidated Fund	—	16,178,555	—	16,178,555
Change in other liabilities and payables held at Consolidated Fund	—	(961,200)	2,024,562	1,063,362
Net cash (used in) provided by operating activities	(1,344,023)	97,549,363	(42,662,862)	53,542,478
CASH FLOWS FROM INVESTING ACTIVITIES:
Payoffs, paydowns and sales of mortgage loans	3,715,814	—	—	3,715,814
Net cash provided by investing activities	3,715,814	—	—	3,715,814
CASH FLOWS FROM FINANCING ACTIVITIES:
Paydowns of credit facilities and notes payable	(9,900)	—	—	(9,900)
Paydowns of loan payable - related party	(300,000)	—	—	(300,000)
Allocable to non-controlling interests in Consolidated Fund:
Contributions from non-controlling interests in Consolidated Fund	—	58,276,681	—	58,276,681
Distributions to non-controlling interests in Consolidated Fund	—	(81,244,981)	10,346,770	(70,898,211)
Borrowings under loan obligations by Consolidated Fund	—	211,148,207	—	211,148,207
Repayments under loan obligations by Consolidated Fund	—	(252,714,525)	—	(252,714,525)
Payment of debt acquisition costs by Consolidated Fund	—	(698,653)	—	(698,653)
Net cash (used in) provided by financing activities	(309,900)	(65,233,271)	10,346,770	(55,196,401)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	2,061,891	32,316,092	(32,316,092)	2,061,891
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	5,155,218	25,172,980	(25,172,980)	5,155,218
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$7,217,109	$57,489,072	$(57,489,072)	$7,217,109

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – SUPPLEMENTAL CASH FLOW INFORMATION

The following table provides a reconciliation of cash, cash equivalents and restricted cash on the consolidated balance sheets to the total amount shown on the consolidated statements of cash flows:

	December 31, 2025	December 31, 2024
Cash and cash equivalents	$5,438,038	$6,404,487
Restricted cash	1,313,332	812,622
Total cash, cash equivalents and restricted cash shown on the Company's consolidated statement of cash flows	$6,751,370	$7,217,109

The following table summarizes the Company’s supplemental disclosure of cash flow information:

	Years ended December 31,
	2025	2024
Supplemental cash flows:
Interest expense paid in cash	$10,832,066	$15,116,973
Income taxes paid in cash	943,717	243,170
Non-cash operating activities include the following:
Derivative liabilities recognized at issuance of redeemable interests	$12,324,588	$—
Accretion of redeemable interest to redemption value	13,239,559	—

NOTE 5 – RESTRICTED CASH

The Company maintains loan expense deposits collected from prospective borrowers used to offset underwriting expenses associated with originating loans. As of December 31, 2025 and 2024, loan expense deposits amounted to $1.3 million and $0.8 million, respectively. Loan escrow and expense deposits are segregated in bank accounts held outside of corporate assets and are reflected as restricted cash on the consolidated balance sheets.

The Company is required to maintain certain deposits in escrow for, among other purposes, interest, taxes, insurance, and construction reserves under the underlying mortgage loan agreements serviced by the Company. As of December 31, 2025 and 2024, the Company held total escrow balances of approximately $35.8 million and $15.0 million, respectively, which are not included on the Company’s consolidated balance sheets. These escrows are maintained in separate accounts at federally insured depository institutions, which may exceed FDIC insured limits.

NOTE 6 – INVESTMENTS OF THE CONSOLIDATED FUND

The following tables summarizes investments held in the Consolidated Fund:

		December 31, 2025
Asset Type	Asset Location	Fair Value	Percentage of Total Investments
First mortgage loan
Various	Various	$1,539,203,250	76.3%
Equity Investments
ACRES SPE 2025-1 LLC	Various	127,411,735	6.3%
Various	Various	350,303,834	17.4%
Total investments, at fair value		$2,016,918,819	100.0%

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

		December 31, 2024
Asset Type	Asset Location	Fair Value	Percentage of Total Investments
First mortgage loan
Multifamily / Housing	Frederick, MD	$76,884,095	6.6%
Various	Various	798,461,722	68.3%
Equity Investments
Various	Various	293,248,116	25.1%
Total investments, at fair value		$1,168,593,933	100.0%

NOTE 7 – INVESTMENTS IN EQUITY AFFILIATE

Investments in equity affiliate - related party are summarized as follows:

	Cost Basis	Net Gains (Losses)	Fair Value
December 31, 2025
ACR (669,917 common stock shares)	$8,034,812	$6,261,219	$14,296,031
December 31, 2024
ACR (446,107 common stock shares)	$4,418,944	$2,785,691	$7,204,635

The MIP provides for the issuance of ACR equity-based awards to the Company when each of the following book value targets are met: $21.00, $24.00, $27.00, $30.00, $33.00 and $36.00. Such grants are subject to a four-year vesting period. On June 14, 2021 and May 6, 2022, the $21.00 and $24.00 book value targets, respectively, were met and ACRES Share Holdings, LLC, a wholly owned subsidiary of the Company, was granted 299,999 shares for each of the years ended December 31, 2022 and 2021, which vest 25% for four years, on each anniversary of the issuance date. On May 7, 2024, the $27.00 book value target was met and ACRES Share Holdings, LLC was granted 295,237 shares for the year ended December 31, 2024, which will vest 25% for four years, on each anniversary of the issuance date. For the years ended December 31, 2025 and 2024, 223,810 and 149,998 shares of ACR were vested, respectively.

Under the ACR management agreement, the Company is entitled to receive incentive compensation, payable quarterly, based on ACR’s performance. No such incentive compensation was earned by the Company for the years ended December 31, 2025 and 2024. ACR issued 1,911 shares of common stock to the Company for the year ended December 31, 2024, pertaining to the portion of fourth quarter 2023 incentive compensation that was payable in shares. Shares of common stock issued under ACR’s management agreement for incentive compensation vest immediately upon issuance.

The following table summarizes the Company’s restricted common stock transactions under the MIP and ACR’s management agreement:

Shares
Unvested shares at January 1, 2024	375,001
Issued	297,148
Vested	(151,909)
Unvested shares at December 31, 2024	520,240
Issued	—
Vested	(223,810)
Unvested shares at December 31, 2025	296,430

The unvested shares of restricted common stock that are expected to vest during the following years:

Shares
2026	148,811
2027	73,809
2028	73,810
Total	296,430

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The aggregate market value of the Company’s investment in ACR as of December 31, 2025 and 2024, based on quoted market prices, was $14.3 million and $7.2 million respectively. The Company possesses the ability to exercise significant influence, but not control, over the operating and financial policies of ACR and, therefore, accounts for its investment in ACR using the equity method of accounting. The Company elected the fair value option for its equity method investment in ACR and determines the fair value of its equity investment using the closing price of ACR’s common shares as of the end of the period, which was a Level 1 fair value input, and recorded changes in fair value in earnings on the Company’s consolidated statement of income. The unrealized gains on the Company’s consolidated statements of income related to the Company’s investment in ACR was $3.5 million and $2.4 million for the years ended December 31, 2025 and 2024, respectively. During the years ended December 31, 2025 and 2024 the Company received no distributions from ACR.

The condensed balance sheets for the Company’s unconsolidated investments in equity affiliate are as follows (in thousands):

	December 31, 2025	December 31, 2024
Condensed Balance Sheets:	ACR	ACR
Assets:
Cash and cash equivalents	$83,768	$56,713
Real estate assets	2,016,821	1,775,910
Other assets	61,775	48,844
Total assets	2,162,364	1,881,467
Liabilities:
Notes payable	1,544,938	1,360,371
Other liabilities	66,834	70,894
Due to related party	—	540
Total liabilities	1,611,772	1,431,805
Stockholders' equity	420,796	439,128
Non-controlling interests	129,796	10,534
Total stockholders' equity	550,592	449,662
Total liabilities and equity	$2,162,364	$1,881,467

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The condensed statements of income for the Company’s unconsolidated investments in equity affiliate are as follows (in thousands):

	Year ended December 31, 2025	Year ended December 31, 2024
Condensed Statements of Income:	ACR	ACR
Revenue:
Real estate income	$46,606	$42,170
Interest income	119,149	157,262
Other income	133	148
Total revenues	165,888	199,580
Expenses:
Interest expense	85,942	116,092
Management and servicing fees - related party	6,411	6,498
Equity compensation - related party	2,147	2,957
General and administrative	11,304	10,691
Real estate expense	51,325	46,896
Other expenses	(7,671)	4,847
Total expenses	149,458	187,981
Other Income (Expense):
Total other income	11,463	17,222
Income tax benefit (expense)	83	(126)
Net income	$27,976	$28,695
Net income allocated to preferred shares	(21,077)	(20,386)
Carrying value in excess of consideration paid for preferred shares	—	242
Net (income) loss allocable to non-controlling interests, net of taxes	(6,660)	572
Net income allocable to common shares	239	9,123

Company's share of income (1)	$3,475	$2,389

(1)
Includes unrealized gains recorded as income from equity investments – related party on the consolidated statements of income.

NOTE 8 - LEASES

The Company has operating leases for office space and office equipment. The leases have terms that expire between December 2027 and June 2032. The leases on the office space and office equipment contain options for early termination granted to the Company and the lessor. Lease payments are determined as follows:

•
Office space: payments are made on a fixed schedule, escalating annually, and include the Company’s responsibility for a percentage of increases in the building’s property taxes and operating expenses over the base year.

•
Office equipment: payments are made on a fixed schedule.

The following table summarizes the Company’s operating leases:

	December 31, 2025	December 31, 2024
Operating Leases:
Right of use assets	$6,971,903	$3,041,900
Lease liabilities	(7,756,825)	(3,350,580)
Weighted average remaining lease term:	6.21 years	7.39 years
Weighted average discount rate (1):	8.21%	5.47%

(1) The market discount rate is used, when readily determinable, in calculating the present value of lease payments for the operating lease liability. Otherwise, the incremental borrowing rate at the beginning of the period of adoption (January 1, 2022) or on the commencement date is used.

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the Company’s operating lease costs and cash payments during the periods indicated:

	Years ended December 31,
	2025	2024
Lease Cost:
Operating lease cost	$1,184,984	$427,622
Short-term lease cost	$14,116	$19,686

Other Information:
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	$708,743	$419,306

The following table summarizes the Company’s operating leases cash flow obligations on an undiscounted, annual basis:

Operating Leases
2026	$1,275,044
2027	1,287,268
2028	1,329,372
2029	1,371,757
2030	1,410,176
Thereafter	1,773,455
Subtotal	8,447,072
Less: impact of discount	(690,247)
Total	$7,756,825

NOTE 9 - FAIR VALUE

The Company uses valuation techniques that are consistent with the market approach, the income approach and/or the cost approach to measure assets and liabilities that are measured at fair value. Inputs to valuation techniques refer to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable, meaning those that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from independent sources, or unobservable, meaning those that reflect the reporting entity's own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In that regard, accounting standards establish a fair value hierarchy for valuation inputs that gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.

The fair value hierarchy is as follows:

•
Level 1 - Assets and liabilities whose values are based on unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.
•
Level 2 - Assets and liabilities whose values are based on inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These might include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, volatilities, prepayment speeds, credit risks, etc.) or inputs that are derived principally from or corroborated by market data by correlation or other means.
•
Level 3 - Assets and liabilities whose values are based on inputs that are both unobservable and significant to the overall valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the Company categorizes such financial asset or liability based on the lowest level input that is

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability that a market participant would use.

The following is a description of the valuation methodologies used to measure fair value, as well as the general classification of such instruments pursuant to the fair value hierarchy:

Investments in equity affiliate related to ACR. Investments in equity affiliate, at fair value – related party includes ACR common shares held by the Company that are estimated using the closing price of ACR common shares, a Level 1 fair value input, as of the reporting period end date. The Company’s equity method investment in ACR is classified within Level 1 of the valuation hierarchy.

Derivative liabilities. Derivative liabilities are recorded at fair value and classified as Level 3 in the fair value hierarchy. The fair value of derivative liabilities are comprised of the fair value of common stock warrant liabilities and the fair value of embedded derivatives. The fair value of common stock warrant liabilities and embedded derivatives are determined using valuations obtained from a third party that specializes in providing valuations of such financial liabilities. The third party utilized the Black-Scholes-Merton multiple option approach to determine the fair value of the common stock warrant liabilities and the discounted cash flow approach to determine the fair value of the embedded derivatives.

The fair values of the Company’s short-term financial instruments, such as (i) cash and cash equivalents, (ii) restricted cash, (iii) accrued interest, servicing receivables and other assets, (iv) due from related parties, (v) accrued interest, accounts payable and other liabilities, and (vi) due to related parties approximate their carrying values on the consolidated balance sheet due to their terms, liquidity, or short-term nature.

The following tables summarizes financial assets and financial liabilities measured at fair value for the Company and the Consolidated Fund as of December 31, 2025 and 2024:

	Fair Value Measurements Using Fair Value Hierarchy
Financial Instruments of the Company	Level 1	Level 2	Level 3
At December 31, 2025
Financial assets:
Equity method investment in ACR	$14,296,031	$—	$—
Financial liabilities:
Derivative liabilities	$—	$—	$9,240,299
At December 31, 2024
Financial assets:
Equity method investment in ACR	$7,204,635	$—	$—

	Fair Value Measurements Using Fair Value Hierarchy
Financial Instruments of the Consolidated Fund	Level 1	Level 2	Level 3
At December 31, 2025
Financial assets:
Investments, at fair value	$—	$—	$2,016,918,819
At December 31, 2024
Financial assets:
Investments, at fair value	$—	$—	$1,168,593,933

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables summarize the quantitative inputs and assumptions used for the Company’s and the Consolidated Fund’s Level 3 measurements as of December 31, 2025:

Fair Value Measurements Using Fair Value Hierarchy
Level 3 Measurements of the Company	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Financial liabilities:
Embedded derivatives	$1,280,000	Discount cash flow	Discount rate	22.86%
Freestanding warrants	7,960,299	Black-Scholes- Merton multiple option approach	Expected volatility Expected life Risk-free interest rate	70.0% 8 years 3.90%

As of December 31, 2025
Level 3 Measurements of the Consolidated Fund	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Financial assets:
First mortgage loans	$1,539,203,250	Discounted cash flow	Discount rate	6.73% - 8.38% (7.01%)
		Comparable sales	Sales price per key/unit	$0.5 million - $1.3 million ($1.0 million)
Equity investments	477,715,569	Discounted cash flow	Discount rate	3.60% - 10.25% (6.85%)
			Capitalization rate	4.70% - 7.50% (6.21%)
		Comparable sales	Sales price per square foot	$473 / sq. ft.
		Comparable sales	Sales price per key/unit	$72,267 / key
		Income capitalization analysis	Capitalization rate	5.75%

The following tables summarize the quantitative inputs and assumptions used for the Consolidated Fund’s Level 3 measurements as of December 31, 2024:

As of December 31, 2024
Level 3 Measurements of the Consolidated Fund	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Financial assets:
First mortgage loans	$1,039,685,095	Discounted cash flow	Discount rate	7.20% - 12.30% (8.20%)
		Comparable sales	Sales price per key/unit	$0.5 million - $1.2 million ($0.9 million)
Equity investments	128,908,838	Discounted cash flow	Discount rate	6.00% - 14.50% (6.29%)
			Capitalization rate	4.90% - 8.00% (5.04%)
		Comparable sales	Sales price per square foot	$474 / sq. ft.
		Comparable sales	Sales price per key/unit	$0.1 million - $0.4 million ($0.2 million)
		Income capitalization analysis	Capitalization rate	8.00%

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables set forth a summary of changes in the fair value of the Level 3 measurements:

Level 3 Assets and Liabilities of the Company	Derivative liabilities
Balance as of December 31, 2024	$—
Established in connection with equity issuance (see Note 15)	(12,324,588)
Change in fair value (1)	3,084,289
Balance as of December 31, 2025	$(9,240,299)

(1)Changes in fair value are included in earnings and relate to financial liabilities still held at the reporting date.

Level 3 Assets of the Consolidated Fund	Investments, at fair value
Balance as of December 31, 2024	$1,168,593,933
Purchases (1)	1,149,910,966
Sales/settlements (2)	(313,071,796)
Realized and unrealized appreciation, net (3)	11,485,716
Balance as of December 31, 2025	$2,016,918,819
(1)
Purchases include purchases and fundings of loan notes, participations and equity interests.
(2)
Sales/settlements include sales proceeds and principal payments received on loan notes and participations.
(3)
Changes in net realized and unrealized appreciation are included in earnings and relate to financial assets still held at the reporting date.

Level 3 Assets of the Consolidated Fund	Investments, at fair value
Balance as of December 31, 2023	$1,179,876,841
Purchases (1)	474,695,672
Sales/settlements (2)	(496,438,000)
Realized and unrealized appreciation, net (3)	10,459,420
Balance as of December 31, 2024	$1,168,593,933
Change in net unrealized appreciation/depreciation included in earnings related to financial assets still held at the reporting date	$11,065,038
(1)
Purchases include purchases and fundings of loan notes, participations and equity interests.
(2)
Sales/settlements include sales proceeds and principal payments received on loan notes and participations.
(3)
Changes in net realized and unrealized appreciation are included in earnings and relate to financial assets still held at the reporting date.

There were no transfers between any of the levels within the fair value hierarchy during the years ended December 31, 2025 and 2024.

NOTE 10 - BORROWINGS

Certain information with respect to the Company’s borrowings is summarized in the following table:

	Principal Outstanding	Unamortized Issuance Costs	Outstanding Borrowings	Borrowing Rate	Maturity
At December 31, 2025
$130 million credit facility	$130,000,000	$(6,513,966)	$123,486,034	8.63%	June 23, 2033
$26 million earnout liability	23,833,333	—	23,833,333	0%	Until paid in full
Total	$153,833,333	$(6,513,966)	$147,319,367

At December 31, 2024
$163 million credit facility	$179,163,249	$(240,322)	$178,922,927	12.25%	June 26, 2025
EIDL	150,000	—	150,000	3.75%	June 19, 2050
Total	$179,313,249	$(240,322)	$179,072,927

The Company entered into a credit agreement, dated June 26, 2018, with several investment management firms to provide a maximum credit facility of $140.0 million. On July 1, 2020, this facility was amended to increase the maximum borrowings to $163.0 million. As of December 31, 2024, advances on the facility aggregated $163.0

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

million. During the period of January 1, 2025 to July 23, 2025 and the year ended December 31, 2024, interest was paid on a quarterly basis on the outstanding principal amount of the advances at a rate per annum equal to a cash interest rate ranging from 8.00% to 10.00% depending on certain covenant requirements. The capitalized (paid-in-kind) interest rate ranged from 4.25% to 4.75% depending on certain covenant requirements. At December 31, 2024, the cash and capitalized (paid-in-kind) interest rate was 8.00% and 4.25%. For the period of January 1, 2025 to July 23, 2025 and the year ended December 31, 2024, total cash interest incurred on advances amounted to $8.3 million and $14.1 million, respectively, of which $3.3 million is payable to the Lenders and recorded as accrued interest, accounts payable and other liabilities on the consolidated balance sheets as of December 31, 2024. No such amounts were payable as of December 31, 2025. As of December 31, 2024, total capitalized interest of $7.9 million was added to the outstanding debt balance. The lenders on the facility were entitled to receive warrants to purchase common stock of the Company as advances were issued under the facility or under anti-dilution protection provisions. As of December 31, 2024, warrants to purchase 190,801 shares of common stock at an exercise price of $0.01 per share and 177,120 shares of common stock at an exercise price of $15.80 per share were outstanding. The credit facility matured on June 26, 2025. On July 23, 2025, the Company entered into the following transactions:

•
A subsidiary of the Company issued $33.0 million of preferred equity securities to a third party. The preferred equity securities contained certain embedded features that are not clearly and closely related to the host instrument and accounted for as a derivative liability (see Note 15 and 16). In connection with the subsidiary’s issuance of preferred equity securities, the Company issued warrants to purchase 312,524 shares of common stock of the Company at an exercise price of $0.01 to the third party. The Company accounted for the issuance of preferred equity securities as a redeemable interest with embedded derivatives accounted for as a derivative liability with an initial fair value of $1.4 million as of July 23, 2025. The Company accounted for the issuance of warrants as a derivative liability with an initial fair value of $10.9 million as of July 23, 2025. See Note 15 and 16.

•
The Company entered into a credit agreement with an insurance company to provide a $130.0 million credit facility. The Company drew upon the full credit facility and received $130.0 million of proceeds on July 23, 2025.

•
The proceeds of the $33.0 million preferred equity issuance and $130.0 million credit facility were utilized to partially paydown the $163.0 million credit facility. At July 23, 2025, prior to the partial paydown, the $163.0 million credit facility had an outstanding principal balance of $183.0 million inclusive of capitalized interest and an interest payable balance of $5.0 million. In connection with the paydown, a wholly-owned subsidiary of the Company entered into an earnout agreement with the existing lenders on the $163.0 million credit facility whereby the remaining outstanding balance of the $163.0 million credit facility and all warrants to purchase common stock of the Company held by the existing lenders, which were initially accounted for within the Company’s equity, were discharged/forfeited in exchange for the subsidiary’s agreement to pay the existing lenders an aggregate amount equal to $26.0 million, the earnout liability. The Company has accounted for this transaction as a troubled debt restructuring under ASC 470-60 and Company recorded a $3.6 million net gain on extinguishment of debt in the consolidated statements of income for the year ended December 31, 2025.

As of December 31, 2025, the Company has drawn $130.0 million on the $130.0 million credit facility. During 2025, interest was paid on a quarterly basis on the outstanding principal amount of the advances at the interest rate of 8.625%. For the year ended December 31, 2025, interest incurred on advances amounted to $5.0 million. No interest was payable as of December 31, 2025.

As of December 31, 2025, the earnout liability had an outstanding balance of $23.8 million and is recorded as borrowings on the consolidated balance sheet as of December 31, 2025. The earnout liability does not accrue interest and has no set maturity date.

On June 18, 2020, the Company also received a $159,900 Economic Injury Disaster (EIDL) loan from the SBA. The annual interest rate is 3.75%, The payment term is 30 years, and the monthly payment of principal and interest is $731 starting December 18, 2022. The EIDL was fully paid off on February 26, 2025.

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Borrowings – related party

Related party borrowings are as follows:

	Principal Outstanding	Unamortized Issuance Costs	Outstanding Borrowings	Borrowing Rate	Maturity
At December 31, 2025
Loan Payable	$10,375,000	$—	$10,375,000	3.00%	July 31, 2026
At December 31, 2024
Loan Payable	$10,675,000	$—	$10,675,000	3.00%	July 31, 2026

In conjunction with the 2020 acquisition of the ACR management agreement, a wholly owned subsidiary of ACR, a related party, provided a $12.0 million loan to the Company (“Loan Payable”). The Loan Payable accrues interest at 3.00% per annum, payable monthly. The monthly amortization payment is $25,000. The Loan Payable matures in July 2026, subject to two one-year extensions, at the Company’s option subject to the payment of a 0.5% extension fee to ACR on the outstanding principal amount of the Loan Payable. During the years ended December 31, 2025 and 2024, the Company recorded interest expense of $0.3 million, respectively, on the Loan Payable. At December 31, 2025 and 2024, the Loan Payable had an outstanding principal balance of $10.4 million and $10.7 million, respectively. At December 31, 2025 and 2024, the Loan Payable had no interest payable.

The maturity dates on debt obligations are as follows:

Year Ending December 31,	Outstanding Debt at December 31, 2025
2026	$10,375,000
2027	—
2028	—
2029	—
2030 and thereafter	153,833,333
Total	$164,208,333

As of December 31, 2025 and 2024, the Company is in compliance with all material covenants contained in the relevant agreements of the Company’s debt obligations.

Borrowings of the Consolidated Fund

The Consolidated Fund finances the acquisition of its investments through the use of secured borrowings. The facility providers maintain security interests in the investments that serve as collateral under the facility. Certain facilities bear a commitment fee based on unfunded commitments, a facility servicing fee based on average advances outstanding, agent fees, and/or commitment unused line fees. The facilities contain various affirmative and negative covenants and reporting obligations. As of December 31, 2025 and 2024, the Consolidated Fund was in compliance with all covenants under such borrowings.

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Consolidated Fund had the following borrowings outstanding (in thousands):

At December 31, 2025:	Principal Outstanding	Unamortized Issuance Costs and Discounts	Outstanding Borrowings	Average Borrowings	Borrowing Rate	Maturity	Wtd. Avg. Rate	Fair Value of Collateral
AMFL II First Lien Facility	$209,200	$5,870	$203,330	$187,426	Greater of (i) 1M TERM SOFR or (ii) 1.00%, plus 3.15%	August 21, 2028	7.55%	$203,330
AMFL II Junior Facility	80,000	2,440	77,560	80,000	Greater of (i) 1M TERM SOFR + 0.11448% or (ii) 1.00%, plus 7.05%	August 21, 2028	11.59%	539,834
AMFE Facility	174,400	1,334	173,066	214,181	1M TERM SOFR + 2.50%	October 2, 2033	6.88%	314,769
AMF Levered 3 Facility	19,225	4,030	15,195	19,812	1M TERM SOFR plus range of 2.25% - 3.00% (varies by asset type)	December 18, 2028	6.66%	27,464
ACRES 2025-FL3 Senior Notes	819,600	4,794	814,806	819,600	Class A - 1M TERM SOFR + 1.619% Class AS - 1M TERM SOFR + 2.042% Class B - 1M TERM SOFR + 2.492% Class C - 1M TERM SOFR + 3.041% Class D - 1M TERM SOFR + 3.690% Class E - 1M TERM SOFR + 4.439%	August 20, 2040	6.18%	931,522
Total	$1,302,425	$18,468	$1,283,957	$1,321,019				$2,016,919

At December 31, 2024:	Principal Outstanding	Unamortized Issuance Costs and Discounts	Outstanding Borrowings	Average Borrowings	Borrowing Rate	Maturity	Wtd. Avg. Rate	Fair Value of Collateral
AMFL Facility	$31,800	$107	$31,693	$32,509	Greater of (i) 3M TERM SOFR + 0.2661% or (ii) zero, plus 3%	May 8, 2025	8.41%	$62,234
AMFL II First Lien Facility	218,100	6,236	211,864	306,545	Greater of (i) 1M TERM SOFR + 0.11448% or (ii) 1.00%, plus 3.75%	August 21, 2028	9.22%	211,864
AMFL II Junior Facility	80,000	3,279	76,721	70,383	Greater of (i) 1M TERM SOFR + 0.11448% or (ii) 1.00%, plus 7.05%	August 21, 2028	12.52%	487,753
AMFE Facility	250,000	1,498	248,502	150,185	1M TERM SOFR + 2.50%	October 2, 2033	7.82%	406,743
	$579,900	$11,120	$568,780	$559,622				$1,168,594

NOTE 11 - EMPLOYEE BENEFIT PLANS

401k Plan

The Company’s employees participate in the 401(k)-plan sponsored by ACRES Capital LLC. All eligible employees may elect to contribute to the plan. Participants are entitled, upon termination or retirement, to their vested portions of the assets held by a trustee. The Company matches a portion of the employees’ 401(k)-plan contributions, which vests immediately. For the years ended December 31, 2025 and 2024, the plan expense for the Company was $0.4 million and $0.5 million, respectively, and is recorded in compensation and benefits on the consolidated statements of income.

Equity Compensation Plan

In June 2018, the Company’s shareholders approved the ACRES Capital Corp. 2018 Equity Incentive Plan (the “Plan”), an equity compensation plan that provides for the issuance of options to purchase shares of common stock of the Company. The options vest on the fourth anniversary and expire on the tenth anniversary of the grant date. In December 2023, the Company’s shareholders approved an amendment to the Plan to increase the number of shares of common stock authorized for issuance by an additional 100,000 shares. In July 2025, as a result of unanimous written consent of the Board of Directors of the Company, the Company increased the number of shares of common stock authorized for issuance by an additional 388,609 shares. The maximum number of shares that may be subject to awards granted under the Plan will be 991,745 shares of common stock.

The Company recognized stock-based compensation expense of $1.8 million and $1.5 million during the years ended December 31, 2025 and 2024, respectively, related to stock options.

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the Company’s stock option activity under the Plan:

	Stock Option Shares	Weighted average exercise price per share
Outstanding at December 31, 2023	478,250	$18.40
Granted in 2024	90,500	44.36
Forfeited in 2024	(2,500)	27.42
Outstanding at December 31, 2024	566,250	$22.51
Granted in 2025	37,750	44.36
Forfeited in 2025	(3,250)	16.34
Outstanding at December 31, 2025	600,750	$23.91

	2025	2024
Shares exercisable, end of year	404,000	295,000

The Company estimates the fair value of each stock option granted on the date of grant using the Black-Scholes-Merton multiple option approach. The following table presents the weighted-average assumptions used in the valuation models:

Year ended
December 31, 2025
Expected volatility	60%
Expected life (in years)	9
Risk-free interest rate	4.3%

The weighted-average fair value of options at their grant date was $21.26 and $22.94 for 2025 and 2024, respectively.

The following table summarizes information about stock options outstanding and exercisable at December 31, 2025:

Options Outstanding			Options Exercisable
Exercise price per share	Stock Option Shares	Weighted-average remaining contractual life (Years)	Stock Option shares exercisable
$2.00	56,500	3.0	56,500
$7.00	62,500	3.0	62,500
$16.50	175,000	4.8	175,000
$20.00	110,000	6.1	110,000
$44.36	196,750	8.1	—

NOTE 12 - COMMITMENTS AND CONTINGENCIES

The Company may become involved in litigation on various matters due to the nature of its business activities. The resolution of these matters may result in adverse judgments, fines, penalties, injunctions, and other relief against the Company as well as monetary payments or other agreements and obligations. In addition, the Company may enter into settlements on certain matters in order to avoid the additional costs of engaging in litigation. The Company is unaware of any contingencies arising from such litigation that would require accrual or disclosure in the financial statements at December 31, 2025 and 2024.

Purchase Obligations

The Company entered into a takeout commitment and agreement with an affiliate of the lender on the Company’s $130.0 million credit facility whereby the Company, or an affiliate of the Company, commits to purchase loans that were previously brokered by an affiliate of the Company and originated by an affiliate of the lender. The Company, or an affiliate of the Company, may be required to purchase such loans at specified dates subsequent to the closing date of the loan. For the years ended December 31, 2025 and 2024, the lender originated loans with total commitments of $662.2 million and $320.8 million, respectively, that were brokered by an affiliate of the Company.

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For the years ended December 31, 2025 and 2024, the Consolidated Fund purchased $712.6 million and $270.4 million, respectively, of such loans, based on commitments, from the affiliate of the lender. As of December 31, 2024, the Company had $50.4 million of commitments to purchase loans that were previously brokered by an affiliate of the Company and originated by an affiliate of the lender. As of December 31, 2025, the Company had no such commitments. The takeout commitment and agreement was terminated on December 19, 2025.

NOTE 13 - INCOME TAXES

The following table details the components of the Company's income taxes:

	Years ended December 31,
	2025	2024
Income tax expense:
Current:
Federal	$681,983	$255,823
State	57,550	16,230
Total current	739,533	272,053
Deferred:
Federal	$(197,854)	$1,119,208
State	—	—
Total deferred	$(197,854)	$1,119,208
Total	$541,679	$1,391,261

A reconciliation of the income tax expense based upon the statutory tax rate to the effective income tax rate was as follows of the Company for the year presented:

	Years ended December 31, 2025
Income tax (benefit) expense:
U.S. Federal statutory tax rate	$(492,045)	21.00%
State and local taxes, net of federal benefit	45,465	-1.94%
Nontaxable or nondeductible items	79,248	-3.38%
Changes in valuation allowances	926,141	-39.53%
Other adjustments	(17,130)	0.73%
Total	$541,679	-23.12%

The components of the Company's deferred tax assets and liabilities were as follows:

	Years ended December 31,
	2025	2024
Deferred tax assets related to:
Expenses not currently deductible	$32,126	$34,921
Net operating and capital loss carryforwards	6,232,129	7,758,575
Interest limitation carryover	17,707,978	14,964,430
Other	2,344,954	1,052,543
Total deferred tax assets	26,317,187	23,810,469
Valuation allowance	(14,729,657)	(12,943,154)
Total deferred tax assets, net of valuation allowance	$11,587,530	$10,867,315
Deferred tax liabilities related to:
Intangibles	$—	$2,491,908
Equity investment	12,508,885	-
Other	—	9,494,614
Deferred tax liabilities, net	$12,508,885	$11,986,522
Deferred tax (liabilities) assets, net	$(921,355)	$(1,119,207)

As of December 31, 2025 and 2024, total gross deferred tax assets, net of deferred tax liabilities and prior to valuation allowances amounted to $13.8 million and $11.8 million, respectively, and primarily related to tax timing

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

differences associated with basis differences in equity investment assets, net operating loss carryforward, and interest expenses disallowed under Section 163(j).

At December 31, 2025, the Company had $27.8 million of total gross federal and $0.5 million of total gross state and local net operating and capital tax loss carryforwards. At December 31, 2024, the Company had $35.6 million of total gross federal and $0.4 million of total gross state and local net operating tax loss carryforwards. Federal net operating tax loss carryforwards have an indefinite expiration date.

The Company assessed all available evidence, both positive and negative, to determine whether, based on the weight of that evidence, a valuation allowance for deferred tax assets is needed. On the basis of this evaluation, a valuation allowance of $14.7 million and $12.9 million has been recorded against the deferred tax assets at December 31, 2025 and 2024, respectively, as it is not more likely than not that these assets would be realized. Management will continue to assess the realization of the amount of deferred tax assets and related valuation allowance based on all available information.

The Company is subject to examination by the Internal Revenue Service for calendar years including and subsequent to 2022 and is subject to examination by state and local jurisdictions for calendar years including and subsequent to 2022.

The Company evaluates its tax positions to evaluate whether it is more likely than not that such positions would be sustained upon examination upon by a tax authority for all open tax years, as defined by the statute of limitations, based on their technical merits. As of December 31, 2025 and 2024, the Company has not established a liability for uncertain tax positions.

NOTE 14 - RELATED PARTY TRANSACTIONS

Due from Related Parties

The Company has the following receivables from related parties which are recorded as due from related parties on the consolidated balance sheets:

	December 31,
	2025	2024
Due from ACRES Commercial Realty Corp. (1)	$1,884,699	$3,566,461
Due from ACRES SPV LLC (2)	—	85,265
Total	$1,884,699	$3,641,726

(1)
The Company earns base management and incentive fees for providing the day-to-day management of ACR’s operations. The Company also receives incentive fees from ACR in connection with the MIP. ACR also reimburses out-of-pocket expenses and certain other costs incurred by the Company that relate directly to ACR’s operations.

For the years ended December 31, 2025 and 2024, the Company recorded $6.4 million and $6.8 million, respectively, of management fees in management and servicing fees on the consolidated statements of income. At December 31 2024, $0.5 million of management fees are recorded as due from related parties on the consolidated balance sheets. There were no management fees due as of December 31, 2025.

For the years ended December 31, 2025 and 2024, the Company recorded $4.3 million and $3.9 million, respectively, of reimbursable compensation and benefits in reimbursable compensation and benefits on the consolidated statements of income. For the years ended December 31, 2025 and 2024, the Company recorded $0.8 million and $0.7 million, respectively, of other reimbursable expenses in other reimbursable expenses on the consolidated statements of income. At December 31, 2025 and 2024, $0.5 million of reimbursable expenses paid by the Company on behalf of ACR are recorded as due from related parties on the consolidated balance sheets.

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For the years ended December 31, 2025 and 2024, the Company recorded $2.5 million and $2.8 million, respectively, of incentive fees in incentive fees – related party on the consolidated statements of income. At December 31, 2025 and 2024, $1.4 million and $2.5 million, respectively, of incentive fees are recorded as due from related parties on the consolidated balance sheets.

(2)
A wholly owned subsidiary of the Company earns servicing fees from ACRES SPV LLC. For the year ended December 31 2024, the Company earned $0.1 million of management and servicing fees on the consolidated statements of income. No such fees were earned for the year ended December 31, 2025. At December 31, 2024, less than $0.1 million of such fees, and less than $0.1 million of certain reimbursable expenses paid by the Company on behalf of ACRES SPV LLC, are recorded as due from related parties on the consolidated balance sheets. There were no such fees due as of December 31, 2025.

The Company earns fees which are eliminated in consolidation for performing certain asset management and loan servicing functions on behalf of AMF. For the years ended December 31, 2025 and 2024, the Company earned $10.5 million and $8.5 million of such fees in management and servicing fees which are eliminated in consolidation.

ACRES Insurance Agency, LLC (“AIA”) is a wholly owned subsidiary of the Company. AIA receives referral fees for promoting and marketing insurance products and services to borrowers and sponsors under investments held directly, or indirectly, by AMF and ACR. For the year ended December 31, 2025, the company earned $0.7 million of such fees on the consolidated statement of income. No such fees were earned by AIA for the years ended December 31, 2024.

Borrowings – related party

In 2020, in conjunction with the closing of the acquisition of the ACR management agreement, a wholly owned subsidiary of ACR, a related party, provided a $12.0 million loan to the Company. See Note 10.

Other Related Party Transactions

ACRES Capital Servicing LLC, a wholly owned subsidiary of the Company, serves as the portfolio servicer for ACR’s $250.0 million loan and servicing agreement with an insurance company and other lenders. Additionally, ACRES Capital Servicing LLC serves as special servicer of commercial real estate debt securitizations ACR 2021-FL1 and ACR 2021-FL2. During the years ended December 31, 2025 and 2024, ACRES Capital Servicing LLC earned no portfolio servicing fees. During the years ended December 31, 2025 and 2024, ACRES Capital Servicing LLC earned $0.2 million and $0.1 million, respectively, in special servicing fees recorded in management and servicing fees – related party on the consolidated statements of income.

ACRES Collateral Manager, LLC, a wholly owned subsidiary of the Company, serves as the collateral manager of ACR 2021-FL1 and ACR 2021-FL2, a role for which it waived its fee.

The Company has equity investments in ACR (see Note 7).

NOTE 15 – REDEEMABLE INTEREST

Redeemable interest in the Company represents preferred equity securities issued by a subsidiary of the Company to a third party and is presented at the redemption amount within temporary equity within the consolidated balance sheets. The following table summarizes the activities associated with the redeemable interest:

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Total
Balance as of December 31, 2024	$—
Gross proceeds from subsidiary’s issuance of preferred equity securities	33,000,000
Issuance costs	(2,194,971)
Reclassification of derivative liabilities	(12,324,588)
Accretion of redeemable interest to redemption value	13,239,559
Net income attributable to redeemable interest	2,240,107
Balance as of December 31, 2025	$33,960,107

NOTE 16 - DERIVATIVE INSTRUMENTS

The Company recognizes derivative instruments as either assets or liabilities on the balance sheet and measures them at fair value in accordance with applicable accounting guidance. The Company evaluates its financing arrangements to determine whether certain arrangements contain features that qualify as embedded derivatives requiring bifurcation in accordance with ASC 815. Embedded derivatives that are required to be bifurcated from the host instrument or arrangement are accounted for and valued as separate financial instruments.

The Company’s derivative liabilities consists of freestanding warrants and certain embedded features that are not clearly and closely related to the host instrument to be bifurcated and recorded at the fair value as derivative liabilities.

The fair value of derivative liabilities are measured at each reporting date, with changes in fair value recorded in the consolidated statements of income as a derivative gain (loss). The Company engaged an independent financial advisory firm to estimate the fair value of derivative liabilities using valuation methodologies that incorporate both observable and unobservable inputs.

As of December 31, 2025, the fair value of derivative liabilities are $9.2 million as compared to $12.3 million as of July 23, 2025 (initial date of recognition). For the year ended December 31, 2025, the Company recognized a gain of $3.1 million related to the change in fair value of derivative liabilities.

The following table summarizes the activities associated with the derivative liabilities:

	Embedded Derivatives	Freestanding Warrants	Total
Balance as of December 31, 2024	$—	$—	$—
Fair value of derivative liabilities at issuance as of July 23, 2025	1,410,000	10,914,588	12,324,588
Derivative gain	(130,000)	(2,954,289)	(3,084,289)
Balance as of December 31, 2025	$1,280,000	$7,960,299	$9,240,299

The following tables summarize the quantitative inputs and assumptions used for the Company’s Level 3 measurements of derivative liabilities as of July 23, 2025 (initial date of recognition):

As of July 23, 2025
Level 3 Measurements of the Company	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Financial liabilities:
Embedded derivatives	$1,410,000	Discount cash flow	Discount rate	23.59%
Freestanding warrrants	10,914,588	Black-Scholes-Merton multiple option approach	Expected volatility Expected life Risk-free interest rate	70.0% 8 years 3.90%

NOTE 17 - SUBSEQUENT EVENTS

The Company has evaluated events and transactions subsequent to the balance sheet date through March 31, 2026, the date the financial statements were available to be issued and determined that there have not been any events

ACRES CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

that have occurred that would require adjustments to or disclosures in the consolidated financial statements except for those referenced below.

On March 4, 2026, non-vesting options to purchase 250,000 shares of common stock of the Company were issued at a strike price of $15.00. The Company also modified existing options to purchase 479,750 shares of common stock of the Company to revise the strike price to $15.00 and designate the options as immediately exercisable.

On March 4, 2026, the Company provided loans of $11.2 million to existing shareholders and certain members of management of the Company to finance the acquisition of common stock of the Company under option agreements.

On March 4, 2026, options to purchase 843,750 shares of common stock of the Company were exercised resulting in the issuance of 843,750 shares of common stock of the Company to option holders.

On March 5, 2026, the $30.00 ACR book value target as met and, accordingly, under the MIP; ACRES Share Holdings, LLC, a wholly owned subsidiary of the Company was granted 204,765 shares which vest 25% for four years, on each anniversary of the issuance date.

Subsequent Events of the Consolidated Fund

On February 2, 2026, the Fund distributed $11.2 million to its shareholders which represented the Fund’s net income for the quarter ended December 31, 2025. Of the total distribution, $1.8 million was distributed to shareholders that elected reinvestment and received shares of the Fund in lieu of a cash distribution.

For the period of January 1, 2026 to March 31, 2026, the Fund received capital contributions totaling $21.8 million.

For the period of January 1, 2026 to March 31, 2026, the Fund received redemption requests totaling 10,349.34 shares. Each redeemed share will be transferred to a redemption reserve share class and redemption proceeds will be paid on a pro-rata share basis as investments are realized and cash is available.

ANNEX A: AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

by and among

ACRES COMMERCIAL REALTY CORP.,

ACRES HOLDINGS SUB LLC

and

ACRES CAPITAL CORP.

ACRES CAPITAL, LLC

April 29, 2026

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of April 29, 2026, is entered into by and among ACRES COMMERCIAL REALTY CORP., a Maryland corporation (the “Company”), and ACRES HOLDINGS SUB LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“Merger Sub”), on the one hand, and ACRES CAPITAL CORP., a Delaware corporation (“ACC”), and ACRES CAPITAL, LLC, a New York limited liability company (“Manager”) and subsidiary of ACC, on the other hand. The Company, Merger Sub, ACC and Manager are collectively referred to as the “Parties” and each, a “Party.”

WHEREAS, each of the Company, Manager and ACC is a party to that certain Fourth Amended and Restated Management Agreement dated as of July 31, 2020 (the “Management Agreement”), as amended from time to time, pursuant to which Manager manages the business affairs of the Company;

WHEREAS, the Parties desire to effect a business combination transaction in which ACC shall merge with and into Merger Sub, with Merger Sub being the surviving entity (the “Internalization Merger”) and a direct, wholly-owned subsidiary of the Company, and each outstanding share of common stock, par value $0.0001 per share, of ACC (the “ACC Common Stock”) will be converted into the right to receive 2.61882 shares of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”), subject to the terms and conditions set forth in this Agreement;

WHEREAS, the board of directors of the Company (the “Company Board”) has established a special committee consisting solely of non-management independent members of the Company Board (the “Company Special Committee”) and has empowered the Special Committee to, among other things, (i) review, evaluate and negotiate the Internalization Merger, and (ii) recommend to the Company Board what action, if any, should be taken by the Company with respect to the Internalization Merger;

WHEREAS, the Company Special Committee has unanimously: (a) determined that the Internalization Merger is advisable and in the best interests of the Company and its stockholders and approved this Agreement and the Internalization Merger and the other transactions contemplated by this Agreement; and (b) recommended that the Company Board approve and adopt this Agreement and the Internalization Merger and recommend that the stockholders of the Company approve the issuance of the shares of Company Common Stock (the “Company Stock Issuance”) as consideration in connection with the Internalization Merger;

WHEREAS, the disinterested members of the Company Board, acting upon the recommendation of the Special Committee, has determined that the Internalization Merger is advisable and in the best interests of the Company and its stockholders and approved this Agreement and the Internalization Merger and the other transactions contemplated by this Agreement, and has resolved to recommend that the stockholders of the Company approve the Company Stock Issuance in connection with the Internalization Merger;

WHEREAS, the holders of a majority of the outstanding shares of ACC Common Stock have approved this Agreement and the Internalization Merger and the other transactions contemplated by this Agreement by written consent, in accordance with the DGCL and ACC’s Organizational Document, and have taken all actions required to be taken for the adoption, approval and due execution of this Agreement by ACC and the consummation by ACC of the Internalization Merger and the other transactions contemplated by this Agreement;

WHEREAS, the Company, as the sole member of Merger Sub, has approved this Agreement and the Internalization Merger and the other transactions contemplated by this Agreement, and has taken all actions required to be taken for the adoption, approval and due execution of this Agreement by Merger Sub and the consummation by Merger Sub of the Internalization Merger and the other transactions contemplated by this Agreement;

WHEREAS, ACC, as the sole manager of Manager, has approved this Agreement and the Internalization Merger and the other transactions contemplated by this Agreement, and has taken all actions required to be taken for the adoption, approval and due execution of this Agreement by Manager and the consummation by Manager of the Internalization Merger and the other transactions contemplated by this Agreement;

WHEREAS, for U.S. federal income tax purposes, it is intended that the Internalization Merger shall qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Code, and this Agreement is intended to be and is adopted as a “plan of reorganization” for the Internalization Merger for purposes of Sections 354and 361 of the Code; and

WHEREAS, certain capitalized terms used herein are defined in Article 9 hereof.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and sufficient of which are hereby acknowledge, the Parties hereto agree as follows:

1.
THE MERGER
1.1.
The Merger. Upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL and the DLLC Act, at the Effective Time, ACC shall be merged with and into Merger Sub, whereupon the separate existence of ACC shall cease, and Merger Sub shall continue as the surviving entity in the Internalization Merger (the “Surviving Entity”). As a result of the Internalization Merger, the Surviving Entity shall be a wholly owned Subsidiary of the Company. The Internalization Merger shall have the effects provided in this Agreement and as specified in the DGCL and the DLLC Act.
1.2.
Closing. The closing of the Internalization Merger (the “Closing”) shall take place remotely pursuant to the exchange of signature pages at such time to be specified by the Parties one Business Day after all of the conditions set forth in Article 6(other than those conditions that by their terms are required to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions) shall have been satisfied or waived by the Party entitled to the benefit of the same. The date and time of the Closing are referred to herein as the “Closing Date.”
1.3.
Effective Time.
1.3.1.
At the Closing, the Parties shall cause the Internalization Merger to be effectuated by filing with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) a certificate of merger (the “Certificate of Merger”) pursuant to the DGCL and the DLLC Act, in such form as is required by, and executed in accordance with, the DGCL and the DLLC Act, and the Parties shall make all other filings or recordings required under the DGCL and the DLLC Act in connection with the Internalization Merger. The Internalization Merger shall become effective upon the time the Certificate of Merger has been accepted for record by the Delaware Secretary of State, or such later time which the Parties shall have agreed upon and designated in the Certificate of Merger in accordance with the DLLC Act as the effective time of the Internalization Merger (the “Effective Time”).
1.3.2.
The Internalization Merger shall have the effect set forth in this Agreement and the applicable provisions of the DGCL and the DLLC Act. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, the Surviving Entity shall possess all properties, rights, privileges, powers and franchises of ACC and Merger Sub, respectively, and all of the claims, obligations, liabilities, debts and duties of ACC and Merger Sub shall become the claims, obligations, liabilities, debts and duties of the Surviving Entity.
1.4.
 Organization Documents. The limited liability company agreement of Merger Sub, as in effect immediately prior to the Effective Time, except for such changes as may be necessary to reflect any change of name of the applicable Surviving Entity, shall be the limited liability company agreement of such Surviving Entity immediately following the Effective Time, until thereafter amended in accordance with the applicable provisions thereof and in accordance with applicable Law.
1.5.
Tax Consequences. It is intended that, for U.S. federal income tax purposes, (a)the Internalization Merger shall qualify as a reorganization under, and within the meaning of Section 368(a) of the Code, and (b) this Agreement be, and is hereby adopted as, a “plan of reorganization” for the Internalization Merger for purposes of Sections 354 and 361 of the Code and Treasury Regulations Section 1.368-2(g). Unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code (or a similar determination under applicable state or local law), the Parties to this Agreement shall file all U.S. federal, state and local Tax Returns in a manner consistent with the intended tax treatment of the Internalization Merger described in this Section 1.5, and no party shall take a position inconsistent with such treatment.
2.
EFFECT OF THE MERGER
2.1.
Effect of the Merger on Capital Stock. At the Effective Time, by virtue of the Internalization Merger and without any action on the part of the Company, Merger Sub, ACC or any holder of any securities of the Company, Merger Sub and ACC:
2.1.1.
Membership Interests of Merger Sub. All of the membership interests of Merger Sub issued and outstanding immediately prior to the Effective Time shall remain outstanding as membership interests of the Surviving Entity.
2.1.2.
Capital Stock of ACC.
2.1.2.1.
At the Effective Time, each share of ACC Common Stock, issued and outstanding immediately prior to the Effective Time (excluding any Dissenting Shares, as defined below), shall be converted into the right to receive (A) from the Company that number of duly authorized, validly issued, fully-paid and nonassessable shares of Company Common Stock equal to the Exchange Ratio (the “Merger Consideration”). All such shares of ACC Common Stock, when so converted pursuant to this Section 2.1(b), shall automatically be cancelled and cease to exist. Each holder of a share of ACC Common Stock that was outstanding immediately prior to the Effective Time shall cease to have any rights with respect thereto, except the right to receive (A) the Merger Consideration, and (B) any cash to be paid in lieu of any fractional shares of Company Common Stock, in each case, to be issued or paid in consideration therefor upon the surrender of any ACC Common Stock in accordance with Section 2.1(c).
2.1.2.2.
The Exchange Ratio shall be automatically adjusted to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into ACC Common Stock or Company Common Stock, as applicable), subdivision, reorganization, reclassification, recapitalization, combination, exchange of shares or other like change with respect to the number of shares of ACC Common Stock or Company Common Stock outstanding after the date hereof and prior to the Effective Time.
2.1.3.
No Fractional Shares. Notwithstanding anything in this Agreement to the contrary, no fractional shares of Company Common Stock will be issued upon the conversion of ACC Common Stock pursuant to Section 2.1(b). In lieu of any such fractional shares, each holder of such ACC Common Stock who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash without interest, rounded down to the nearest cent, equal to the product of (i) the amount of the fractional share interest in a share of Company Common Stock to which such holder would, but for this Section 2.1(c) be entitled under Section 2.1(b), multiplied by (ii) the average of the closing prices on the NYSE for a share of Company Common Stock for the five trading days before the Determination Date.
2.2.
Treatment of ACC Equity Awards. Each share of restricted ACC Common Stock and each restricted stock unit, whether vested or unvested, relating to shares of ACC Common Stock that was granted pursuant to the equity incentive plans of ACC, as set forth in Section 2.2 of the ACC Disclosure Letter (the “ACC Equity Plans”), and is outstanding immediately prior to the Effective Time, shall vest (to the extent not yet vested), in accordance with the terms of the ACC Equity Plans, effective as of immediately prior to the Effective Time and shall be treated as a share of ACC Common Stock for all purposes of this Agreement, including the right to receive the Merger Consideration in accordance with the terms hereof.
2.3.
Treatment of Outstanding ACC Warrants and Options. ACC shall take all requisite action so that at or prior to the Effective Time, all outstanding ACC Warrants and ACC Options shall be canceled, exercised or paid such that at the Effective Time, there shall be no issued and outstanding ACC Warrants or ACC Options.
2.4.
Dissenters’ Rights. Notwithstanding any other provision of this Agreement to the contrary, to the extent that holders thereof are entitled to appraisal rights under Section 262 of the DGCL or similar appraisal or dissenters’ rights under any other applicable Law, shares of ACC Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has properly exercised and perfected his, her or its demand for appraisal or dissenters’ rights under Section 262 of the DGCL or such other applicable Law (the “Dissenting Shares”), shall not be converted into the right to receive the Merger Consideration. At the Effective Time, the Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of Dissenting Shares shall cease to have any rights with respect thereto, but the holders of such Dissenting Shares shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL or such other applicable Law; provided, however, that if any such holder shall have failed to perfect or shall have effectively withdrawn or lost his or her right to appraisal or dissenters’ rights and payment under the DGCL or such other applicable Law, as applicable (whether occurring before, at or after the Effective Time), such holder’s shares of ACC Common Stock shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration, without any interest thereon, and such shares shall not be deemed to be Dissenting Shares. ACC shall give prompt written notice to the Company of any demands for appraisal of or dissenters’ rights respecting any shares of ACC Common Stock (or threats thereof), withdrawals of such demands and any other instruments served pursuant to the DGCL or such other applicable Law received by ACC relating to appraisal or dissenters’ demands, and the Company shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. Prior to the Effective Time, ACC shall not, without the prior written consent of the Company, voluntarily make any payment with respect to, or settle or offer to settle, any such demands, or agree to do or commit to do any of the foregoing.
2.5.
Exchange Procedures.
2.5.1.
The Company’s transfer agent shall act as exchange agent in the Internalization Merger (the “Exchange Agent”). Immediately prior to the Effective Time, the Company shall deposit with the Exchange Agent evidence of book-entry shares representing the Company Common Stock issuable pursuant to Section 2.1(b) and cash sufficient to pay cash in lieu of fractional shares pursuant to Section 2.1(c). The Company Common Stock and cash so deposited with the Exchange Agent are referred to collectively as the “Exchange Fund.”
2.5.2.
Immediately following the Effective Time, the Exchange Agent shall issue book-entry shares representing the Merger Consideration that each holder of ACC Common Stock has the right to receive pursuant to the provisions of Section 2.1(b) and each share of ACC Common Stock, whether in certificated or book-entry form, formerly held by each such holder shall be deemed, from and after the Effective Time, to represent only the right to receive book-entry shares of Company Common Stock and cash in lieu of fractional shares representing the Merger Consideration and, following issuance of book-entry shares representing the Merger Consideration, shall be cancelled in accordance with the DGCL. The Merger Consideration shall be deemed to have been in full satisfaction of all rights pertaining to ACC Common Stock.
2.5.3.
Subject to compliance with applicable escheat Laws, any portion of the Exchange Fund that remains unclaimed by holders of ACC Common Stock as of the date that is one year after the Closing Date shall be delivered to the Company upon demand, and any holders of ACC Common Stock who have not theretofore surrendered their ACC stock certificates or transferred their book-entry shares shall thereafter look only to the Company as general creditors for satisfaction of their claims for Company Common Stock and any dividends or distributions with respect to shares of Company Common Stock.
2.5.4.
No Party shall be liable to any former holder of any shares of ACC Common Stock or to any other Person with respect to any shares of Company Common Stock (or dividends or distributions with respect thereto) delivered to any public official pursuant to any applicable abandoned property Law, escheat Law or similar Law.

2.5.5.
Notwithstanding anything in this Agreement to the contrary, the Company and the Exchange Agent shall be entitled to deduct and withhold from (i) the Merger Consideration to be paid by the Company or the Exchange Agent hereunder and (ii) any other amounts otherwise payable pursuant to this Agreement, any amount required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of state, local or foreign tax law. If Company or the Exchange Agent believes that such deduction or withholding is required, the applicable withholding Person shall use commercially reasonable efforts to provide ACC with written notice at least five Business Days prior to withholding any amount pursuant to this Section 2.5(e) such that ACC and/or the holders of the ACC Common Stock shall have the opportunity to eliminate or reduce such deduction or withholding obligation by filing appropriate documentation or taking other appropriate action, and subject to their respective obligations under applicable Law, the Company shall, and shall instruct the Exchange Agent to, cooperate in good faith with ACC and/or such holders as necessary to eliminate or reduce such deduction or withholding, in each case, to the extent permitted under applicable Law. Any such amounts so deducted or withheld shall be paid over to the relevant Taxing Authority in accordance with applicable Law by the Exchange Agent or the Company, as the case may be, and such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
3.
REPRESENTATIONS AND WARRANTIES OF ACC AND MANAGER

ACC and Manager hereby jointly and severally represent and warrant to the Company and Merger Sub that:

3.1.
Organization. ACC is a corporation, duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Manager is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of New York. Each of ACC and Manager has all requisite power and authority to carry on its business as now being conducted. Except where any non-compliance would not reasonably be expected to have, individually or in the aggregate, an ACC Material Adverse Effect, each of ACC and Manager is in compliance with its Organizational Documents.
3.2.
Authority. ACC and Manager each have all requisite corporation and limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by ACC have been duly and validly authorized and approved by all required actions by the stockholders of ACC, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Manager have been duly and validly authorized and approved by all required actions by ACC, its sole manager, in each case, except for filing the Certificate of Merger with the Delaware Secretary of State. This Agreement has been duly and validly executed and delivered by each of ACC and Manager and (assuming due authorization, execution and delivery by each other Party hereto) this Agreement constitutes the legal, valid and binding obligation of each of ACC and Manager enforceable against ACC and Manager in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, fraudulent conveyance, preferential transfer or similar applicable Laws now or hereafter in effect affecting creditors’ rights and remedies generally and except as the availability of equitable remedies may be limited by equitable principles of general applicability.
3.3.
No Violations. Neither the execution, delivery or performance of this Agreement, nor the consummation by each of ACC and Manager of the transactions contemplated hereby, will, with or without the giving of notice, the termination of any grace period or both: (a) contravene, violate, conflict with, or result in a breach or default under any provision of the Organizational Documents of ACC or Manager, subject to the satisfaction of a condition pursuant to an agreement between ACC and a holder of ACC Warrants (the “ACC Warrant Holder Condition”), as set forth in Section 3.3 of the ACC Disclosure Letter, prior to the Closing; (b) violate any applicable Law; or (c) result in a violation or breach by ACC or Manager, conflict with or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under any material contract to which it is a party or by which it or any of its properties or assets are bound, other than, in the case of clauses (b) and (c), any such contraventions, conflicts, violations or default that would not reasonably be expected to have, individually or in the aggregate, an ACC Material Adverse Effect..
3.4.
Consents and Approvals. Neither ACC nor Manager is required to obtain any consent, waiver or approval of, or make any filing, notification or registration with, any Governmental Authority in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (a) the filings set forth in Section 3.4 of the ACC Disclosure Letter and (b) the filing of the Certificate of Merger with the Delaware Secretary of State.
3.5.
Capitalization; Subsidiaries.
3.5.1.
The authorized capital stock of ACC consists of 3,000,000 shares of capital stock, which have all been classified as ACC Common Stock. As of the date of this Agreement, 2,539,481 shares of ACC Common Stock were issued and outstanding, and 319,524shares of ACC Common Stock were subject to outstanding ACC Options and ACC Warrants. All outstanding shares of ACC Common Stock are duly authorized, validly issued, fully paid and nonassessable. All outstanding shares of ACC Common Stock have been issued and granted in compliance in all material respects with the DGCL and the Organizational Documents of ACC. Except for the ACC Options and ACC Warrants, (i)there are no outstanding subscriptions, options, warrants, phantom stock or appreciation rights, commitments, preemptive rights, agreements, arrangements or commitments of any kind for or relating to the issuance, sale, registration or voting of, or outstanding securities convertible into or exchangeable for, any shares of capital stock of any class or other equity interests of ACC or Manager, and (ii) there are no contracts, proxies or power of attorney or understandings in effect with respect to the voting or transfer of any of the interests of ACC or Manager. As of the date of this Agreement, ACC indirectly owns all of the membership interests of Manager (except certain Class A membership interests in ACRES Holdings, LLC, Manager’s direct parent, which will be redeemed in the Pre-Merger Reorganization), free and clear of all Liens.
3.5.2.
Section 3.5(b) of the ACC Disclosure Letter sets forth an accurate and complete list of each Subsidiary of ACC, together with (i) the U.S. federal income tax status of each subsidiary, (ii) the jurisdiction of incorporation or organization, as the case may be, of such Subsidiary and (iii) the percentage of interest held by ACC in such Subsidiary.
3.5.3.
Section 3.5(c) of the ACC Disclosure Letter sets forth an accurate and complete list of Persons, other than the Subsidiaries of ACC, in which ACC has an equity interest, direct or indirect.
3.6.
No Brokers or Finders. No broker, finder or similar intermediary has acted for or on behalf of, or is entitled to any broker’s, finder’s or similar fee or other commission from, ACC or Manager in connection with this Agreement or the transactions contemplated hereby.
3.7.
Financial Statements; No Undisclosed Liabilities.
3.7.1.
ACC has made available to the Company complete and correct copies of the audited consolidated balance sheets of ACC as of December 31, 2025 (the “ACC Balance Sheet”) and December 31, 2024 and the related audited consolidated statements of operations for the fiscal years ended December 31, 2025 and December 31, 2024. The balance sheets referred to in this Section 3.7(a) present fairly in all material respects the financial position of ACC and its consolidated Subsidiaries as of the respective dates thereof, and the other financial statements referred to in this Section 3.7(a) present fairly in all material respects the results of the operations of ACC and its consolidated Subsidiaries for the respective fiscal periods therein set forth, in each case in accordance with GAAP consistently applied.
3.7.2.
As of the date of this Agreement, there are no liabilities of ACC or any of its consolidated Subsidiaries except (i) liabilities disclosed or provided for in the ACC Balance Sheet or the notes thereto; (ii) liabilities as set forth in Section 3.7(b) of the ACC Disclosure Letter; and (iii) liabilities and obligations incurred since December 31, 2025 in the ordinary course of business consistent with past practice.
3.7.3.
ACC has made available to the Company complete and correct copies of the audited consolidated balance sheets of ACRES Mortgage Fund, Ltd. (“AMF”), a consolidated affiliated entity of ACC, as of December 31, 2025 and December 31, 2024 and the related audited consolidated statements of operations for the fiscal years ended December 31, 2025 and December 31, 2024. The balance sheets referred to in this Section 3.7(c) present fairly in all material respects the financial position of AMF as of the respective dates thereof, and the other financial statements referred to in this Section 3.7(c) present fairly in all material respects the results of the operations of AMF for the respective fiscal periods therein set forth, in each case in accordance with GAAP consistently applied.
3.8.
Absence of Certain Changes. Since the date of the ACC Balance Sheet, (a) ACC has conducted its business, and the business has been conducted, in the ordinary course consistent with past practices in all material respects (b) there has not been any ACC Material Adverse Effect or any development or combination of developments that, individually or in the aggregate, has had or would reasonably be expected to have an ACC Material Adverse Effect.
3.9.
Material Contracts.
3.9.1.
Section 3.9(a) of the ACC Disclosure Letter contains a complete and correct list of all material contracts of ACC and Manager (“Material Contracts”) in existence on the date hereof. ACC has made available to the Company complete and correct copies of all such Material Contracts.
3.9.2.
Each Material Contract is valid, binding and in full force and effect, and is enforceable against ACC or Manager, and, to the knowledge of ACC, each other party thereto, in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, fraudulent conveyance, preferential transfer or similar applicable Laws now or hereafter in effect affecting creditors' rights and remedies generally and except that the availability of equitable remedies may be limited by equitable principles of general applicability. Neither ACC nor Manager is in default under any Material Contract, nor, to the knowledge of ACC, is any other party to any Material Contract in default thereunder.
3.10.
Compliance. Section 3.10 of the ACC Disclosure Letter sets forth a true, complete and accurate list of all permits, licenses, variances, exemptions, orders, franchises and approvals of all Governmental Authorities issued to or held by ACC, Manager and their Subsidiaries hold necessary for the lawful conduct of their respective businesses (the “ACC Permits”), except where the failure to so hold would not reasonably be expected to have, individually or in the aggregate, an ACC Material Adverse Effect. Each ACC Permit is valid and in full force and effect. ACC, Manager and their Subsidiaries are in compliance with the terms of the ACC Permits, except where the failure to so comply would not reasonably be expected to have, individually or in the aggregate, an ACC Material Adverse Effect. None of ACC, Manager or any of their Subsidiaries is in violation or breach of, or default under, any ACC Permit, nor has ACC, Manager of any of their Subsidiaries received any claim or notice indicating that ACC, Manager of any of their Subsidiaries is currently not in compliance with the terms of any ACC Permits, except where the failure to be in compliance with the terms of any ACC Permits would not reasonably be expected to have, individually or in the aggregate, an ACC Material Adverse Effect. The businesses of ACC, Manager and their Subsidiaries are not currently being conducted, and at no time since December 31, 2025, have been conducted, in violation of any applicable Law, except for violations that would not reasonably be expected to have, individually or in the aggregate, an ACC Material Adverse Effect. As of the date of this Agreement, to the knowledge of ACC, no investigation or review by any Governmental Authority with respect to ACC, Manager of any of their Subsidiaries is pending or threatened.
3.11.
Legal Proceedings. Except as set forth in Section 3.11 of the ACC Disclosure Letter and except as would not reasonably be expected to have, individually or in the aggregate, an ACC Material Adverse Effect, there is no (a) Proceeding pending or, to the knowledge of ACC, threatened against ACC, Manager or any of their Subsidiaries or any of their respective properties, rights or assets or (b) any judgment, decree or injunction, or any material ruling or order, in each case, of any Governmental Authority or arbitrator outstanding against ACC, Manager or any of their Subsidiaries.
3.12.
Employee Benefit Plans.
3.12.1.
Section 3.12(a)(i) of the ACC Disclosure Letter sets forth a list of each Benefit Plan of ACC. For purposes of this Agreement, “Benefit Plans” shall mean collectively, each “employee benefit plan” (within the meaning of Section 3(3) of ERISA), and all written and unwritten employment, severance, change in control, bonus, equity-based compensation, incentive, compensation, fringe benefits, group insurance and vacation plan, program, policy or agreement sponsored, contributed to or maintained by ACC, in which any current or former employee, director, officer or independent contractor of ACC (or any dependent or beneficiary thereof) participates or to which ACC has any present or future obligations or liability, including with respect to an ERISA Affiliate. Section 3.12(a)(ii) of the ACC Disclosure Letter sets forth a list of Insperity Plans.
3.12.2.
For each Benefit Plan, ACC has made available to Company complete copies of each of the following, as applicable: (i)where the Benefit Plan has been reduced to writing, the plan document and all amendments; (ii) where the Benefit Plan has not been reduced to writing, a written summary of all material plan terms; and (iii) any insurance policies and contracts, administration and service provider agreements. ACC has also provided (i) a copy of the most recent determination, opinion, or advisory letter from the Internal Revenue Service (“IRS”) (or a copy of any pending application for a determination letter and any related correspondence from the IRS); (ii) in the case of any Benefit Plan for which a Form 5500 must be filed, a copy of the most recently filed Form 5500 (with schedules and financial statements attached); (iii) the most recent nondiscrimination and top-heavy tests performed under the Code; (iv) copies of material notices, letters, or other correspondence from the IRS, Department of Labor ("DOL"), Department of Health and Human Services, Pension Benefit Guaranty Corporation, or other Governmental Authority; and (v) copies of current and prior IRS or DOL audits or inquiries.
3.12.3.
To the knowledge of ACC, (i) each of the Benefit Plans has been maintained, operated and administered in compliance with its terms and applicable Laws, including ERISA and the Code, (ii) each Benefit Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A(d)(1) of the Code and any award thereunder, in each case that is subject to Section 409A of the Code, (A)has at all times been operated in material compliance with Section 409A of the Code and all applicable IRS guidance promulgated thereunder and (B) either (I) has at all times been in a form which materially complies with the requirements of Section 409A of the Code or (II)has been timely amended under guidance issued pursuant to Section 409A of the Code so that its terms and provisions materially comply with the requirements of Section 409A of the Code. Nothing has occurred with respect to any Benefit Plan that has subjected or could reasonably be expected to subject ACC or any of its ERISA Affiliates or, with respect to any period on or after the Closing Date, the Company, or any of its Affiliates, to a civil action or penalty under Section 502of ERISA or to tax or penalty under Sections 4975 or 4980 of the Code. No Benefit Plan has assets that include securities issued by the Company. To the knowledge of ACC, all benefits, contributions, and premiums relating to each Benefit Plan have been timely paid in accordance with the terms of such Benefit Plan and all applicable Laws and accounting principles, and all benefits accrued, under any unfunded Benefit Plan have been paid, accrued or otherwise adequately reserved to the extent required by, and in accordance with, GAAP. ACC has not attempted to maintain the grandfathered health plan status under the Affordable Care Act of any Benefit Plan. To the knowledge of ACC, all Benefit Plans that are intended to be funded or book-reserved are funded or book-reserved, as appropriate, based upon reasonable actuarial assumptions.
3.12.4.
Each Benefit Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination or is entitled to rely on an opinion or advisory letter from the IRS with respect to a pre-approved master and prototype or volume submitter plan, and, to the knowledge of ACC, nothing has occurred that would reasonably be expected to adversely affect the qualification of such Benefit Plan.
3.12.5.
Neither ACC nor any of its ERISA Affiliates maintains, contributes to or sponsors and has not ever maintained, contributed to or sponsored or incurred or could reasonably be expected to incur any liability with respect to a “multiemployer plan” (as defined in Section 3(37) of ERISA or Section 414(f) of the Code), a “defined benefit plan” as defined in Section 3(35) of ERISA, a pension plan subject to the funding standards of Section 302 of ERISA or Section 412 of the Code, a “multiple employer welfare arrangement” under Section 3(40) of ERISA or a “multiple employer plan” within the meaning of Section 210(a)of ERISA or Section 413(c) of the Code. To the knowledge of ACC, with respect to each group health plan benefiting Employees and former employees of ACC that is subject to Section 4980B of the Code, except as would not result in material liability to ACC, ACC has complied with the continuation coverage requirements of Section 4980B of the Code and Part 9 of Subtitle B of Title I of ERISA. ACC has not provided post-employment medical or dental coverage to any of its former employees (or any dependent thereof), other than as required under COBRA or any similar state Law and purchased at the former employee’s own expense.
3.12.6.
Neither ACC nor any ERISA Affiliate has any commitment, intention, or understanding to create, modify, or terminate any Benefit Plan. Each Benefit Plan can be amended, terminated, or otherwise discontinued after the Closing in accordance with its terms, without material liabilities to ACC the Company or any of its Affiliates other than ordinary administrative expenses typically incurred in a termination event.
3.12.7.
Certain payments or benefits that may be made or provided in connection with the transactions contemplated by this Agreement could constitute “parachute payments” within the meaning of Section 280G of the Code. If any such payments or benefits arise in connection with the transactions contemplated by this Agreement, ACC will obtain the consent of ACC stockholders set forth in Section 3.12(g) of the ACC Disclosure Letter in accordance with Section 280G(b)(5) of the Code and applicable Treasury Regulations, to exempt such payments or benefits from the application of Section 280G and the associated excise tax.
3.13.
Employment Matters.
3.13.1.
ACC has provided the Company with a correct, complete and current list of all employees of ACC, Manager and their Subsidiaries and the base salary or base wage rate, bonus or other incentive comp for each such employee.
3.13.2.
All employees of ACC, Manager and their Subsidiaries are, subject to applicable Laws involving the wrongful termination of employees, terminable at will (without the imposition of severance,

penalties or damages and without advance notice) by ACC, and ACC does not have any severance obligations if any employee is terminated by ACC, Manager or their Subsidiaries.
3.13.3.
None of ACC, Manager or any of their Subsidiaries is a party to, or has any obligations under, any collective bargaining agreement or similar labor-related contract with any labor union or similar organization, and no such collective bargaining agreement or similar labor-related contract is currently being negotiated by ACC, Manager or any of their Subsidiaries. None of the employees are represented by a labor union or similar organization. To the knowledge of ACC, there is not any organizational effort presently being made or threatened by or on behalf of any labor union or similar organization with respect to employees, and no such organizational effort has been made or threatened.
3.13.4.
Each of ACC, Manager and their Subsidiaries has paid in full to all of its employees all wages, salaries, commissions, bonuses, benefits and other compensation due and payable to such employees, and has complied with all applicable Laws governing wages and hours, including applicable Laws relating to overtime. To the knowledge of ACC, each of ACC, Manager and their Subsidiaries has properly classified each person providing services to the Company as either an “employee” or “independent contractor” and as “exempt” or “non-exempt” for purposes of compliance with any and all applicable Laws. Each of ACC, Manager and their Subsidiaries is in material compliance with all applicable Laws governing the hiring and employment of personnel by U.S. companies. Since January 1, 2024, each of ACC, Manager and their Subsidiaries is in material compliance with all applicable Laws relating to employment and labor, including, but not limited to, all such applicable Laws relating to discrimination, harassment, retaliation, civil rights, safety and health, background checks and workers’ compensation. Since January 1, 2024, there have been no Proceedings pending or, to the knowledge of ACC, threatened against ACC, Manager or any of their Subsidiaries arising under or related to applicable Laws relating to employment and labor, including, but not limited to, all such applicable Laws relating to discrimination, harassment, retaliation, civil rights, safety and health, background checks and workers’ compensation.
3.14.
Intellectual Property. Except as would not reasonably be expected to have, individually or in the aggregate, an ACC Material Adverse Effect, (a) ACC, Manager or their Subsidiaries own or are licensed or otherwise possess valid rights to use all ACC Intellectual Property used in the conduct the business of ACC, Manager or their Subsidiaries as it is currently conducted, (b) to the knowledge of ACC, the conduct of the business of ACC, Manager and their Subsidiaries as it is currently conducted does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any Person, (c)there are no pending or, to the knowledge of ACC, threatened claims with respect to any of the ACC Intellectual Property rights owned by ACC, Manager or any of their Subsidiaries and (d) to the knowledge of ACC, no Person is currently infringing or misappropriating ACC Intellectual Property. ACC, Manager and their Subsidiaries have taken reasonable measures to protect the confidentiality of trade secrets used in the businesses of each of ACC, Manager and their Subsidiaries as presently conducted, except where failure to do so would not reasonably be expected to have, individually or in the aggregate, an ACC Material Adverse Effect.
3.15.
Taxes. (a) ACC, Manager and each of their Subsidiaries have duly and timely filed (or there have been filed on their behalf) with the appropriate Taxing Authority all Tax Returns required to be filed by them, taking into account any extensions of time within which to file such Tax Returns; (b) all such Tax Returns were true, correct and complete in all material respects; (c) each of ACC, Manager and each of their Subsidiaries has duly and timely paid all Taxes due and owing (whether or not shown as due and owing on any such Tax Returns) in full (or there has been duly and timely paid in full on their behalf), other than Taxes that are being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP, and has withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, equityholder or other Person; (d)except as set forth in Section 3.15 of the ACC Disclosure Letter, none of ACC, Manager or any of their Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return that remains unfiled; (e) there are no Liens for Taxes (other than Taxes not yet due and payable) upon any material business assets of ACC, Manager or any of their Subsidiaries; (f) no deficiency for Taxes of ACC, the Manager or any of their Subsidiaries has been claimed, proposed, assessed or threatened in writing by any Governmental Entity, which deficiency has not yet been settled, except for such deficiencies which are being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP or with respect to which the failure to pay, individually or in the aggregate, would not reasonably be expected to have an ACC Material Adverse Effect; (g)no foreign, federal, state, or local audits, investigations by any Governmental Entity or other Proceedings with respect to Taxes are threatened in writing, pending or are being conducted with respect to ACC, Manager or any of their Subsidiaries; (h) none of ACC, Manager or any of their Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency for any open tax year (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course); (i) ACC is, and has been since its formation, properly treated and classified for all U.S. federal and applicable state Tax purposes as a C corporation; (j) Manager and each of ACC’s or Manager’s Subsidiaries (other than AMF) is, and has been since its formation, properly treated and classified for all U.S. federal and applicable state Tax purposes as either a partnership (within the meaning of Section 301.7701-3 of the Treasury Regulations promulgated pursuant to the Code) that is not a publicly traded partnership within the meaning of Section 7704 of the Code or an entity that is disregarded as separate from its sole regarded owner for U.S. federal income tax purposes; (k) AMF is, and has been since its formation, an exempted company incorporated with limited liability under the laws of the Cayman Islands, properly treated and classified for all U.S. federal and applicable state Tax purposes as a “passive foreign investment company” within the meaning of Section 1297 of the Code; (l)none of ACC, Manager, or any of their Subsidiaries has entered into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of foreign income tax Law) or has requested, received or is subject to any written ruling of a Taxing Authority or has entered into any written agreement with a Taxing Authority; (m) no written claim against ACC, Manager or any of their Subsidiaries has been received by ACC, Manager or any of their Subsidiaries from a Taxing Authority that ACC, Manager or any of their Subsidiaries is or may be subject to taxation by that jurisdiction and in which ACC, Manager or such Subsidiary does not file Tax Returns; (n) no written claim or deficiency for any Taxes has been asserted, proposed or threatened against ACC, Manager or their Subsidiaries that has not been finally resolved or paid in full; (o) none of ACC, Manager or any of their Subsidiaries (i) has ever been a member of any affiliated, consolidated, combined, unitary or similar Tax group or (ii) has any liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, or by contract (other than by a Contract entered into in the ordinary course of business, the primary purpose of which does not relate to Taxes); (p) none of ACC, Manager or any of their Subsidiaries is a party to or is bound by any Tax sharing, Tax receivable, Tax indemnification, Tax allocation or any other similar agreement (other than a Contract entered into in the ordinary course of business, the primary purpose of which does not relate to allocation or payment of Taxes); (q) none of ACC, Manager or any of their Subsidiaries has distributed the stock of another Person nor had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code; (r)none of ACC, Manager or any of their Subsidiaries is or has been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any analogous provision of any state, local or foreign Law); (s) none of ACC, Manager or any of their Subsidiaries has engaged in a trade or business, had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise become subject to Tax jurisdiction in a country other than the country of its formation; (t) none of ACC, Manager, or any of their Subsidiaries holds any asset the disposition of which would be subject to Tax pursuant to Section 337(d) or Section 1374 of the Code (or any similar rules) or the Treasury Regulations thereunder, nor has it disposed of any such asset during its current taxable year; (u)none of ACC, Manager, or any of their Subsidiaries has taken any action or failed to take any action which action or failure would reasonably be expected to jeopardize, nor to the knowledge of ACC or Manager is there any other fact or circumstance that could be reasonably expected to prevent, the Internalization Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code; (v)none of ACC, Manager or any of their Subsidiaries is the beneficiary of any Tax incentive, Tax rebate, Tax holiday or similar arrangement or agreement with any Taxing Authority; (w) as of December 31, 2025, ACC did not have, and as of the Closing Date, assuming that its tax year ends on the Closing Date, ACC does not expect to have any accumulated “earnings and profits” within the meaning of Section 857(a)(2)(B) of the Code; (x) none of ACC, Manager, or any of their Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the two years prior to the date of this Agreement; and (y) ownership of the Company Common Stock by the holders of the ACC Common Stock will not adversely affect the Company’s qualification as a real estate investment trust (“REIT”) within the meaning of Section 856 of the Code; and (z) the Company does not hold any debt of or payable due from ACC, Manager or their Subsidiaries that was purchased at a discount or advanced in connection with or contemplation of this Agreement.
3.16.
Insurance. Section 3.16 of the ACC Disclosure Letter sets forth the insurance policies of ACC, Manager and their Subsidiaries that are material to the conduct of their business (the “Material Insurance Policies”). All of the Material Insurance Policies are in full force and effect. All premiums payable under the Material Company Insurance Policies prior to the date of this Agreement have been duly paid. No written notice of cancellation or termination has been received with respect to any Material Company Insurance Policy.
3.17.
Assets; Leases.
3.17.1.
Each of ACC, Manager and their Subsidiaries has good and marketable title to, a valid leasehold interest in or valid license to use, all of its material personal properties (whether owned or leased), rights and assets, free and clear of all Liens (other than Permitted Liens).
3.17.2.
None of ACC, Manager of any of their Subsidiaries currently owns any real property or interest therein. Section 3.17(b) of the ACC Disclosure Letter sets forth all of the leases of real property necessary for the conduct of the business of ACC, Manager of their Subsidiaries. Except as disclosed in Section 3.17(b) of the ACC Disclosure Letter, the interest of ACC, Manager or any of their Subsidiaries under each lease is (i) not subordinate to the holder of any Lien (other than any Permitted Lien) on the interest of the landlord thereunder and (ii) subject to a non-disturbance agreement.
3.17.3.
The personal property and real property owned, leased or licensed by ACC, Manager and their Subsidiaries represents all assets and properties material to the business of ACC, Manager and their Subsidiaries.
3.18.
Investment Company Act. None of ACC, Manager or any of their Subsidiaries is, or as of immediately prior to the Effective Time will be, required to be registered as an investment company under the Investment Company Act.
3.19.
RIA Matters of Manager.
3.19.1.
Manager is and, at all times required by the Advisers Act, has been, duly registered with the SEC as an investment adviser under the Advisers Act. Each Subsidiary of Manager is, and at all times required by applicable Laws has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business requires such registration, licensing or qualification. Each such registration, license or qualification is in full force and effect.

3.19.2.
Manager has complied in all material respects with all requirements under applicable Laws relating to its registration as an investment adviser with the SEC.
3.19.3.
The Form ADV of Manager filed with the SEC and the securities commission of any state, including any amendments, complies with the Advisers Act and other applicable Laws in all material respects. Manager has delivered or made available to each Advisory Client or any other Person to whom such delivery or offer is required by applicable Laws Part 2 of the Form ADV or any other disclosure document or other information required by the Advisers Act to be delivered or made available to any Advisory Client or other Person if required by the Advisers Act or other applicable Laws. Manager has timely filed all forms, reports, registration statements, schedules and other documents, together with any amendments required to be made with respect thereto, that were required to be filed under applicable Laws with any Governmental Authority, including the SEC, and has timely paid in full all fees and assessments due and payable in connection therewith.
3.19.4.
Each officer, employee or similar Person of Manager, including any independent contractors performing similar functions, who is required to be registered, licensed or qualified as an “investment adviser representative” (as such term is defined in Rule 203A-3 under the Advisers Act) or in any similar capacity with any Governmental Authority is duly registered, licensed or qualified as such, and has been so registered, licensed or qualified at all times while in the employ or under contract with the Manager under applicable Laws, and each such registration, license and qualification is in full force and effect.
3.19.5.
Neither the Manager nor or any Person who is “associated with” the Manager for purposes of the Advisers Act is ineligible pursuant to Section 203(e) or Section 203(f) of the Advisers Act to serve as an investment adviser or as a “person associated with” an investment adviser.
3.19.6.
Manager has in effect, and at all times required by applicable Legal Requirements has had in effect, written policies and procedures reasonably designed to prevent violations of the Advisers Act by Manager and any of its supervised persons (as such term is defined in the Advisers Act) (including, a written code of ethics, as required by Rule 204A-1 under the Advisers Act, and those written policies and procedures required by Rule 205(4)-7 under the Advisers Act) (collectively, “Compliance Policies”), and has designated and approved an appropriate chief compliance officer in accordance with Rule 206(4)-7 under the Advisers Act. Manager has made available to the Company a complete and correct copy of all Compliance Policies of Manager (including any formal reports prepared by Manager or any third parties under such, or otherwise in connection with any formal assessment of, Compliance Policies during the past five (5) years relating to compliance by Manager and its supervised persons subject thereto). Manager has complied in all material respects with, and takes commercially reasonable efforts to ensure that its supervised persons comply in all material respects with, Manager’s Compliance Policies.
3.19.7.
Manager has made available to the Company a complete and correct copy of each no-action letter, exemptive order or other regulatory relief or guidance issued to the Manager that remain applicable to its business as conducted on the Closing Date (if any). Manager or its Affiliates, as applicable, have complied with all representations, terms and conditions of such no-action letters, exemptive orders and other regulatory relief or guidance (if any) necessary to rely on the relief granted thereby.
3.19.8.
Neither Manager nor any “covered associate” has made a “contribution” or “coordinated” or “solicited” a “contribution” to an “official” of a “government entity” (as such terms are defined in Rule 206(4)-5 under the Advisers Act) that would disqualify or otherwise prevent the Manager from providing investment advisory services for compensation to such government entity (pursuant to Rule 206(4)-5 under the Advisers Act). Neither Manager nor any manager, director, officer, employee or agent thereof has, directly or indirectly, (i) used (or promised to use) any funds for unlawful contributions, gifts, gratuities, entertainment or other unlawful expenses, in each case, related to political activity or (ii) made, offered, promised or authorized any unlawful payment of any kind or (iii) violated any applicable Laws in any material respect relating to anti-bribery, export control, money laundering or anti-terrorism.
3.19.9.
True, complete and correct copies of all material correspondence relating to any examination, investigation or inquiry by any Governmental Authority provided to or by Manager since January 1, 2023 have been delivered to the Company.
3.19.10.
Manager has not (i) received a written “Wells Notice” or other written indication of the commencement of an enforcement action from the SEC or any other Governmental Authority, (ii) been subject to a formal governmental order instituting proceedings or similar action from the SEC or any other Governmental Authority, (iii) settled any claim or proceeding of the SEC or any other Governmental Authority, (iv) except as disclosed to the Company, received any written, or to the knowledge of ACC, oral notice from any Governmental Authority that alleges any material non-compliance with any applicable Laws governing the operations of investment advisers, broker-dealers or commodity trading advisors or (v) has any unresolved examination or similar deficiencies.
3.19.11.
Neither Manager nor any Person associated with Manager has received any 12b-1 fees in connection with the mutual funds recommended to Advisory Clients without disclosing such fees the applicable Advisory Clients.
3.19.12.
Manager does not knowingly engage, nor has it knowingly engaged in any purchase, sale, lending or borrowing transactions with an Advisory Client as a principal, agent, lender or borrower, as applicable, including any transaction subject to Section 206(3) of the Advisers Act, without notifying the Advisory Client in writing of the transaction and obtaining the Advisory Client’s consent prior to completion of the transaction, to the extent such notice and consent is required under any applicable Laws.
3.19.13.
All contractual obligations of Manager for the solicitation of Advisory Clients have been made in compliance in all material respects with the version of Rule 206(4)-1 and 206(4)-3 under the Advisers Act in effect at such time.
3.19.14.
Except as set forth in Section 3.19(n) of the ACC Disclosure Letter, Manager has not received any written complaint, claim, demand, or other similar communication from any of its Advisory Clients other than immaterial and/or normal communications in the ordinary course of business.
3.19.15.
Manager has provided the Company with a list containing the name of each existing Advisory Client as of the Closing Date, the assets under management of such Advisory Client as of the Closing Date, whether such account is discretionary or non-discretionary, and the current fee schedule in effect as of the date of this Agreement.
3.19.16.
Manager has provided investment advisory services to each Advisory Client in compliance in all material respects with the applicable Advisory Agreement with such Advisory Client.
3.19.17.
Manager has calculated all fees and expense reimbursements from the Advisory Clients in accordance with the terms of the applicable Advisory Agreement.
3.19.18.
Since January 1, 2024, no Advisory Client has provided Manager with written, or to the knowledge of ACC, oral notice (i) to terminate its Advisory Agreement or (ii) withdraw more than 20% of its total assets under the Manager’s management.

3.19.19.
Manager has not received written, or to the knowledge of ACC, oral notice from any Advisory Client that such Advisory Client will, for any reason, cease to do business with Manager after the Closing Date.
3.19.20.
Manager has delivered to the Company correct and complete copies of, all Advisory Contracts. There are no disputes as to any amounts payable to Manager under the Advisory Contracts.
4.
REPRESENTATIONS AND WARRANTIES OF COMPANY AND MERGER SUB

The Company and Merger Sub hereby jointly and severally represent and warrant to ACC and Manager Sub that:

4.1.
Organization. The Company is a corporation, duly incorporated, validly existing and in good standing under the Laws of the State of Maryland. Merger Sub is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each of the Company and Merger Sub has all requisite power and authority to carry on its business as now being conducted. Except where any non-compliance would not reasonably be expected to have, individually or in the aggregate, an ACC Material Adverse Effect, each of Company and Merger Sub is in compliance with its Organizational Documents.
4.2.
Authority. The Company and Merger Sub each have all requisite corporation and limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby (subject to obtaining the Company Stockholder Approval). The execution, delivery and performance by each of the Company and Merger Sub of this Agreement and the consummation by each of the Company and Merger Sub of the transactions contemplated hereby have been duly and validly authorized and, in the case of the Company, approved by the Company Special Committee, subject to obtaining the Company Stockholder Approval, and in the case of Merger Sub, by the written consent of the sole member of Merger Sub. This Agreement has been duly and validly executed and delivered by each of Company and Merger Sub and (assuming due authorization, execution and delivery by each other Party hereto) this Agreement constitutes the legal, valid and binding obligation of each of the Company and Merger Sub and enforceable against Company or Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, fraudulent conveyance, preferential transfer or similar applicable Laws now or hereafter in effect affecting creditors’ rights and remedies generally and except as the availability of equitable remedies may be limited by equitable principles of general applicability.
4.3.
No Violation. Neither the execution, delivery or performance of this Agreement, nor the consummation by each of the Company and Merger Sub of the transactions contemplated hereby, will, with or without the giving of notice, the termination of any grace period or both: (a)assuming that the Company Stockholder Approval is obtained, contravene, violate, conflict with, or result in a breach or default under any provision of the Organizational Documents of the Company or Merger Sub; (b)violate any applicable Law; or (c) result in a violation or breach by the Company or Merger Sub, conflict with or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under any material contract to which it is a party or by which it or any of its properties or assets are bound, subject to the Company’s satisfaction of certain notice requirements to its lenders under the financing agreement set forth in Section 4.3 of the Company Disclosure Letter (the “Company Lender Notices”) prior to the Closing, other than, in the case of clauses (b) and (c), any such contraventions, conflicts, violations or default that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
4.4.
Consents and Approvals. Neither the Company nor Merger Sub is required to obtain any consent,

waiver or approval of, or make any filing, notification or registration with, any Governmental Authority in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (A) the filing of the Certificate of Merger with the Delaware Secretary of State and (b) the filing of the proxy statement (the “Proxy Statement”) with the SEC relating to the meeting of its stockholders to consider the approval of the Company Stock Insurance, and such reports under the Exchange Act and the Securities Act as may be required in connection with this Agreement and the transactions contemplated hereby.
4.5.
Capitalization.
4.5.1.
The authorized capital stock of the Company consists of 41,666,666 shares of Company Common Stock, 10,000,000 shares of 8.625% Series C Preferred Stock and 6,800,000 shares of 7.875% Series D Preferred Stock. As of March 6, 2026, 7,131,101 shares of Company Common Stock, 4,800,000 shares of Seres C Preferred Stock and 4,507,857 shares of Series D Preferred Stock were issued and outstanding. As of the date of this Agreement, the Company directly owns all of the membership interests of Merger Sub, free and clear of all Liens.
4.5.2.
All shares of Company Common Stock to be issued in connection with the Internalization Merger, when so issued in accordance with the terms of this Agreement, are or will be, as applicable, (i) duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights and (ii) issued and granted in compliance in all material respects with applicable state and federal securities Laws, the MGCL and the Organizational Documents of the Company.
4.6.
No Brokers or Finders. Except for the fees and expenses payable to BTIG, LLC, no broker, finder or similar intermediary has acted for or on behalf of, or is entitled to any broker’s, finder’s or similar fee or other commission from, the Company or Manager in connection with this Agreement or the transactions contemplated hereby.
4.7.
SEC Documents; Financial Statements; No Undisclosed Liabilities.
4.7.1.
The Company has made available to ACC and Manager (i) its annual reports on Form 10-K for its fiscal years ended December 31, 2024 and 2025, (ii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of the Company held since December 31, 2023 and (iii) all of its other reports, statements, schedules, registration statements and prospectuses filed with the SEC since December 31, 2023 (the documents referred to in this Section 4.7(a) being referred to collectively as the “Company SEC Documents”). The Company’s annual report on Form 10-K for its fiscal year ended December 31, 2025 is referred to herein as the “Company 10-K.”
4.7.2.
The Company has timely filed with or furnished to the SEC all forms, reports, schedules, registration statements, prospectuses, proxy statements and other documents, together with all certifications required pursuant to the Sarbanes-Oxley Act, as applicable, required to be filed with or furnished to the SEC by the Company since January 1, 2024, and none of the Company SEC Documents contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
4.7.3.
As of the date hereof, there are no material unresolved comments received from the SEC with respect to any Company SEC Document.
4.7.4.
The audited consolidated financial statements of Company (including any related notes and schedules) included in its annual reports on Form 10-K and unaudited condensed consolidated financial statements included in its quarterly reports on Form 10-Q, in each case referred to in Section 4.7(a), present fairly, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and their cash flows for the periods then ended, in conformity with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods included (except as may be indicated in the notes thereto or permitted by Regulation S-X). For purposes of this Agreement, “Company Balance Sheet” means the consolidated balance sheet of Company, as of December 31, 2025, set forth in the Company 10-K.
4.7.5.
As of the date of this Agreement, there are no liabilities of Company any Subsidiary of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that are, individually or in the aggregate, reasonably likely to have, a Company Material Adverse Effect, other than: (i) liabilities disclosed or provided for in the Company Balance Sheet or the notes thereto; (ii) liabilities disclosed in the Company SEC Documents; and (iii) liabilities and obligations incurred since December 31, 2025 in the ordinary course of business consistent with past practice.
4.8.
Internal Controls and Procedures.
4.8.1.
The Company has (A) designed and maintained disclosure controls and procedures (as defined in Rule 13a-14 and 15d-14 under the Exchange Act) to ensure that material information relating to the Company is made known to the Company’s Chief Executive Officer and its Chief Financial Officer, and such disclosure controls and procedures are effective to perform the functions for which they were established; any significant material weaknesses in internal controls have been identified for the Company’s Chief Executive Officer and its Chief Financial Officer; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.
4.8.2.
No personal loan or other extension of credit by the Company or any of its Subsidiaries to any of its or their executive officers or directors has been outstanding or has been made or modified since January 1, 2024.
4.9.
Absence of Certain Changes. Since the date of the Company Balance Sheet, (a) the Company has conducted its business, and the business has been conducted, in the ordinary course consistent with past practices in all material respects (b) there has not been any Company Material Adverse Effect or any development or combination of developments that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.
4.10.
Investment Company Act. None of the Company, Merger Sub or any of their Subsidiaries is, or as of immediately prior to the Effective Time will be, required to be registered as an investment company under the Investment Company Act.
4.11.
Taxes. (a) none of the Company, Merger Sub, or any of their Subsidiaries has taken any action or failed to take any action which action or failure would reasonably be expected to jeopardize, nor to the knowledge of the Company or Merger Sub is there any other fact or circumstance that could be reasonably expected to prevent, the Internalization Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code; (b) none of the Company, Merger Sub, or any of their Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the two years prior to the date of this Agreement.
4.12.
Merger Sub. Merger Sub was formed on March 23, 2026. Since its inception, Merger Sub has not engaged in any activity, other than such actions in connection with (a) its organization and (b) the preparation, negotiation and execution of this Agreement and the transactions contemplated hereby. Merger Sub has no operations, has not generated any revenues and has no liabilities other than those incurred in connection with the foregoing and in association with the Internalization Merger as provided in this Agreement.
4.13.
Opinion of Financial Advisor. The Company Special Committee has received an opinion from BTIG, LLC, the Company Special Committee’s independent financial advisor, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other factors set forth therein, the Merger Consideration to be issued by the Company to the holders of shares of ACC Common Stock is fair, from a financial point of view, to the Company.
5.
COVENANTS AND AGREEMENTS
5.1.
Conduct of Business of ACC Entities Prior to Closing. From the date hereof until the Closing or earlier termination of this Agreement in accordance with Article 7, except as otherwise expressly provided in this Agreement, each of ACC and Manager shall: (i) implement the reorganization steps as set forth in Schedule I hereto (the “Pre-Merger Reorganization”), (ii) conduct its business in all material respects in the ordinary course, consistent with past practice and in compliance with the requirements of the Management Agreement; (iii) use commercially reasonable efforts to keep available the services of its present officers and employees who provide material services to the Company and its Subsidiaries; and (iv) use commercially reasonable efforts to preserve its relationships with others having business dealings with it relating to its business and business assets. Without limiting the generality of the foregoing, except as necessary to complete the Pre-Merger Reorganization or otherwise contemplated by this Agreement, from the date hereof to the Closing, without the prior written consent of the Company, neither ACC nor Manager shall:
5.1.1.
declare or pay any dividends on, or make any other distribution (whether in cash, stock, property or otherwise) in respect of any outstanding capital stock of, or other equity interests in ACC, Manager of any of their subsidiaries, except for dividends or other distributions to by a indirectly wholly owned Subsidiary of ACC to its parent entity;
5.1.2.
offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, in ACC, Manager or any of their Subsidiaries or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such capital stock or equity interests, except for the issuance or delivery of ACC Common Stock upon the vesting, exercise or settlement of any ACC Options, ACC Warrants, or awards granted under the ACC Equity Plans, in each case, outstanding as of the date hereof;
5.1.3.
purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock or other equity interests in ACC, Manager or any of their Subsidiaries, except for the redemption or exchange of such capital stock or equity interest pursuant to the provisions of the ACC Equity Plans or the Organizational Documents of ACC, Manager or any of their Subsidiaries.
5.1.4.
sell, lease, encumber, transfer, license or dispose of any business assets other than in the ordinary course of business consistent with past practice;
5.1.5.
acquire any property, plant, equipment or other assets from any Person other than in the ordinary course of business consistent with past practice;

5.1.6.
 amend or terminate any Material Contract, other than in the ordinary course of business consistent with past practice, except as set forth in Section 5.1(f) of the ACC Disclosure Letter;
5.1.7.
fail to timely pay any account payable in the ordinary course of business, other than amounts that are subject to dispute in good faith and for which adequate reserves have been made;
5.1.8.
enter into any new line of business;
5.1.9.
create, incur, assume or guarantee any indebtedness, make any loans, advances or capital contributions to, or investments in, any other Person (including to any of its officers, directors, Affiliates, agents or consultants), make any change in its existing borrowing or lending arrangements for or on behalf of such Persons, or enter into any “keep well” or similar agreement to maintain the financial condition of another entity, except with respect to the Employee Loans as set forth in Section 5.14;
5.1.10.
allow the lapse or termination of material policies of insurance unless contemporaneously replaced with comparable policies providing the same coverage;
5.1.11.
(i) make, revoke or change any election relating to its Taxes other than in the ordinary course of business consistent with past practice, (ii) change or revoke any of its Tax accounting methods other than in the ordinary course of business consistent with past practice, (iii) change any of its Tax accounting periods other than in the ordinary course of business consistent with past practice, or (iv) settle or compromise any material Tax audit applicable to it or surrender any right to claim a refund with respect to a material Tax liability;
5.1.12.
increase in any manner the compensation or benefits of any employee, accelerate vesting of any benefit or payment to any employee or pay or otherwise grant any benefit with respect to any employee, or enter into any contract to do any of the foregoing, except with respect to the Employee Loans as set forth in Section 5.14;
5.1.13.
enter into new employment agreements, except for offer letters sent to prospective employees in the ordinary course consistent with past practice, or amend any existing employment agreements;
5.1.14.
terminate the employment of any employees identified in Schedule II hereto (“Key Employees”);
5.1.15.
make or authorize any change in its Organizational Documents, except as necessary to implement the amendments set forth in Section 5.1(f);
5.1.16.
take, or agree or otherwise commit to take, any of the foregoing actions or any other action that if taken would reasonably be expected to prevent the satisfaction of any condition set forth in Article 6.
5.2.
Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties agrees to use its respective reasonable best efforts to take, or cause to be taken, or as appropriate to refrain from taking, all actions, and to do, or cause to be done, or as appropriate to refrain from doing, all things reasonably necessary, proper or advisable to consummate, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
5.3.
Restricted Securities. The Company intends to issue the shares of Company Common Stock as provided in this Agreement pursuant to a “private placement” exemption or exemptions from registration under Section 4(a)(2) of the Securities Act and exemptions from qualification under applicable state securities laws. The Parties shall comply in all material respects with all applicable provisions of and rules under the Securities Act and applicable state securities laws in connection with the offering and issuance of the Company Common Stock pursuant to this Agreement. The Company Common Stock issued pursuant to this Agreement will be “restricted securities” under the Federal and state securities laws and cannot be offered or resold except pursuant to registration under the Securities Act or an available exemption from registration.
5.4.
Company Stockholder Approval. The Company shall take all action necessary in accordance with applicable Laws and the Organizational Documents of the Company to duly give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval, to be held in June 2026 or as promptly as reasonably practicable. The Company shall, through the Company Board, recommend to the stockholders of the Company that they vote in favor of the approval of the Company Stock Issuance at the meeting and the Company Board shall solicit from the Company Stockholders proxies in favor of the approval of the Company Stock Issuance, and the Proxy Statement shall include a statement to such effect. ACC and Manager shall, and shall cause their respective Affiliates to, (i) vote the shares of Company Common Stock held by ACC or Manager (or their Subsidiaries) in favor of the Company Stock Issuance, and (ii) cooperate with the Company in preparing the Proxy Statement relating to the meeting to be filed with the SEC, including the preparation of any pro forma financial information required under Regulation S-X of the Securities Act, and responding to any comments of the SEC or its staff.
5.5.
NYSE Listing. The Company shall take all actions necessary to cause the Company Common Stock to be issued in the Internalization Merger to be approved for listing on the NYSE prior to the Effective Time, subject to official notice of issuance.
5.6.
D&O Indemnification. The Company agrees that all rights to indemnification and exculpation for acts or omissions occurring prior to the Closing now existing in favor of the current or former directors or officers (or persons holding similar positions) of ACC or Manager who have the right to indemnification or exculpation by ACC or Manager as provided in their respective Organizational Documents, indemnity or indemnification agreements, or as provided under applicable Law shall survive the transactions contemplated hereby and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Closing, and the Company will, or will cause the Surviving Entity to, perform the respective indemnification obligations thereunder.
5.7.
Access to information.
5.7.1.
From and after the date hereof until the Closing and subject to applicable Law, each of ACC and Manager shall afford to the Company access, upon reasonable advance notice and in such manner as will not unreasonably interfere with the conduct of the business of ACC and Manager, to all properties, books and records of ACC and Manager, and all other information with respect to their business and assets, together with the opportunity to make copies of such books, records and other documents and to discuss with such members of management of ACC and Manager as the Company may reasonably request. Notwithstanding the foregoing provisions of this Section 5.7, neither ACC nor Manager shall be required to grant access or furnish information to the Company to the extent that (i)such access would jeopardize attorney/client or attorney work product privilege, or (ii) such access or the furnishing of such information is prohibited by applicable Law.
5.7.2.
Between the date hereof and the Closing Date, ACC shall provide to the Company, no later than twenty calendar days after the last day of each calendar month, unaudited consolidated financial statements ACC for such calendar month.

5.8.
Public Announcements. The Parties shall mutually agree in writing as to the timing and contents of any public announcement or other public communications in respect of this Agreement or the transactions contemplated hereby, including, for the avoidance of doubt, a press release announcing the execution of this Agreement (with each Party to consider the other Parties’ comments with respect to such press release and any other public announcement or public communications in good faith); provided, that this provision shall not limit any Party’s disclosure obligations as required by (i) applicable Law (including, for the avoidance of doubt, any filings pursuant to the Securities Act) or (ii) the rules and regulations of any exchange on which such Party’s or its Affiliates’ securities are traded or listed (in either case, based upon the reasonable advice of counsel). Notwithstanding the foregoing, this Section 5.8shall not apply to any press release or other public communication to the extent it is substantially consistent with any press release, public announcement or public communication previously issued or disclosed in accordance with this Section 5.8.
5.9.
Intercompany Matters.
5.9.1.
Termination of Management Agreement. The Parties agree that the Management Agreement shall be terminated at, and subject to, the Closing. The Management Agreement shall be void and of no further effect after the Closing and the consummation of the transactions contemplated hereby. For the avoidance of doubt, the estimated amount of any accrued compensation and reimbursement of expenses the Manager is entitled to at the Effective Time pursuant to the Management Agreement has been included in calculation of the book value of ACC in connection with the determination of the Exchange Ratio. The Parties are not aware of any facts or circumstances that will give rise to any claims for indemnification pursuant to Section 11 of the Management Agreement, and do not intend to submit any such claims. The Parties further agree that no claim for indemnification pursuant to Section 11 of the Management Agreement shall be submitted upon termination of the Management Agreement and thereafter.
5.9.2.
Unvested Company Award Shares. Each unvested share of restricted Company Common Stock (collectively, “Company Award Shares”) granted to ACC (or its Subsidiaries) pursuant to the Company’s Manager Incentive Plan shall vest, regardless of the terms of the Company’s Manager Incentive Plan, on the date the Company receives Company Stockholder Approval. For the avoidance of doubt, the value of any Company Award Shares to be vested in accordance with this Section 5.9(b) has been included in calculation of the book value of ACC in connection with the determination of the Exchange Ratio.
5.9.3.
Company Common Stock held by ACC Entities. As of the Effective Time, if there are any shares of Company Common Stock that are held by ACC, Manager or by any of their Subsidiaries immediately prior to the Effective Time (for the avoidance of doubt, including any Company Award Shares vested in accordance with Section 5.9(b)), such shares of Company Common Stock shall automatically be cancelled and return to the status of authorized but unissued shares of Company Common Stock under the MGCL, without any conversion thereof or payment or other consideration therefor.
5.9.4.
Cancellation of ACC Indebtedness to Company. As of the Effective Time, any outstanding indebtedness of ACC of any of their Subsidiaries to the Company shall be cancelled without the action of any Party.
5.10.
Key Employee Agreements. Each Party shall use reasonable best efforts to facilitate the entry into employment agreements (the “Key Employee Agreements”) between the Company and the Key Employees, to be effective at the Closing.
5.11.
R&W Insurance. The Company has conditionally bound a representations and warranties insurance policy (the “R&W Insurance Policy”) pursuant to the binder agreement which was provided to ACC and Manager for review in advance of the date of this Agreement. The R&W Insurance Policy shall expressly provide that the insurer has no subrogation rights against, and will not pursue any claim against the former holders of ACC Common Stock or former directors, officers, employees, advisors, consultants, agents, representatives of ACC, or their respective Affiliates, except in the case of Fraud. The cost (including premiums, taxes, commissions and fees) of, and all expenses associated with, the R&W Insurance Policy shall be borne solely by the Company. The Parties further agree to reasonably cooperate with the Company in connection with the obtaining and placement of the R&W Insurance Policy, including by providing customary information and access to the extent reasonably requested by the Company or the insurer. Notwithstanding anything to contrary set forth herein, nothing in this Agreement shall waive, release, discharge, impair or inhibit the Company’s rights, claims or causes of action arising out of or resulting from Fraud.
5.12.
Transfer Taxes. All Transfer Taxes incurred in connection with the Internalization Merger and the transactions contemplated hereby shall be paid by the Company or the Surviving Entity, whether levied on the Company, the Surviving Entity or any other Person. The Company or the Surviving Entity shall file all necessary Tax Returns and other documentation with respect to any such Transfer Taxes. Prior to the Closing, the Parties will cooperate, in good faith, in the filing of any Tax Returns with respect to Transfer Taxes and the minimization, to the extent reasonably permissible under applicable Law, of the amount of any Transfer Taxes.
5.13.
Tax Matters. The Parties shall use their respective reasonable best efforts to cause the Internalization Merger to qualify as a reorganization within the meaning of Section 368(a)of the Code. None of the Parties shall take any action, or fail to take any action, that could reasonably be expected to cause the Internalization Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code. The Parties shall treat the Internalization Merger as a “reorganization” under Section 368(a) of the Code, and no Party shall take any position for tax purposes inconsistent therewith, unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code (or a similar determination under applicable state or local Law).
5.14.
Resolution of Employee Loans. Section 5.14 of the ACC Disclosure Letter sets forth a list of loans to certain directors and employees of ACC (the “Employee Loans”). ACC shall cause all outstanding Employee Loans to be repaid or otherwise discharged in full prior the Closing, so that there shall be no outstanding Employee Loans upon the Closing. ACC shall provide the Company with evidence of the resolution of all Employee Loans.
5.15.
Further Assurance. Following the Closing, each of the Parties shall, and shall cause its respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.
5.16.
Post-Closing Contribution. Following the Closing, the Company shall complete the contribution set forth in Schedule III hereto and take such other actions as are necessary or appropriate to preserve the qualification of the Company as a REIT.
6.
CONDITIONS TO CLOSING
6.1.
Conditions to Each Party’s Obligations.
6.1.1.
Company Stockholder Approval. The Company Stockholder Approval shall have been obtained in accordance with applicable Law, the rules and regulations of the NYSE and the Organizational Documents of the Company.

6.1.2.
Listing. The shares of Company Common Stock to be issued in the Internalization Merger shall have been approved for listing on the NYSE, subject to official notice of issuance.
6.1.3.
No Injunctions or Restraints. No Governmental Authority having jurisdiction over any Party shall have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Internalization Merger and no Law (or interpretation thereof by a Governmental Authority) shall have been adopted that makes consummation of the Internalization Merger illegal or otherwise prohibited.
6.1.4.
ACC Warrant Holder Condition. The ACC Warrant Holder Condition shall have been satisfied,.
6.1.5.
Company Lender Notices. The Company Lender Notices shall have been delivered to the satisfaction of its lenders in accordance with the terms of the respective financing agreements.
6.2.
Additional Conditions to Obligations of the Company and Merger Sub.
6.2.1.
Representations and Warranties of ACC and Manager. The representations and warranties of ACC and Manager set forth in Section 3.2, Section 3.5(a) and Section 3.8 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct in all material respects only as of such date), and (ii) all other representations and warranties of ACC and Manager set forth in Article 3 of this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to “materiality” or “ACC Material Adverse Effect”) would not reasonably be expected to have, individually or in the aggregate, an ACC Material Adverse Effect.
6.2.2.
Performance of Obligations. Each of ACC and Manager shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under this Agreement on or prior to the Effective Time.
6.2.3.
Pre-Merger Reorganization. The Pre-Merger Reorganization of ACC shall have been fully implemented.
6.2.4.
Compliance Certificate. The Company shall have received a certificate from each of ACC and Manager, signed by a senior executive officer of ACC on behalf of ACC and Manager, dated the Closing Date, confirming that the conditions in Sections 6.2(a), (b) and (c) have been satisfied.
6.2.5.
Absence of ACC Material Adverse Effect. Since the date of this Agreement, there shall not have been any event, change, effect or development that, individually or in the aggregate, has had or would reasonably be expected to have an ACC Material Adverse Effect, that is continuing.
6.2.6.
Key Employee Agreements. The Company and each of the Key Employees have entered into the Key Employee Agreements, effective pending only the Closing.
6.3.
Additional Conditions to Obligations of ACC and Manager.
6.3.1.
Representations and Warranties of Company and Merger Sub. The representations and warranties of the Company and Merger Sub set forth in Section 4.2, Section 4.5 and Section 4.9 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct in all material respects only as of such date), and (ii) all other representations and warranties of the Company and Merger Sub set forth in Article 4 of this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to “materiality” or “Company Material Adverse Effect”) would not reasonably be expected to have, individually or in the aggregate, an Company Material Adverse Effect.
6.3.2.
Performance of Obligations. Each of the Company and Merger Sub shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under this Agreement on or prior to the Effective Time.
6.3.3.
Compliance Certificate. ACC shall have received a certificate from each of the Company and Merger Sub, signed by a senior executive officer of the Company on behalf of the Company and Merger Sub, dated the Closing Date, confirming that the conditions in Sections (a) and (b) have been satisfied.
6.3.4.
Absence of Company Material Adverse Effect. Since the date of this Agreement, there shall not have been any event, change, effect or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect, that is continuing.
6.3.5.
Ownership Limit Waivers. The Company Board shall have granted each holder of ACC Common Stock identified in Schedule IV hereto an effective exemption from the restrictions on transfer and ownership of Company Common Stock contained in Article VI of the Amended and Restated Articles of Incorporation of the Company, and take other actions as necessary and appropriate to ensure that the receipt of ownership of Merger Consideration by each holder will not be prohibited by any provisions of the Company’s Organization Documents.
7.
TERMINATION; AMENDMENT
7.1.
Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:
7.1.1.
By mutual written consent of the Parties;
7.1.2.
By either the Company or ACC if the Closing shall not have occurred by December 31, 2026 (the “Outside Date”) for any reason; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any Party whose action or failure to act has been the cause of or resulted in the failure of the Closing to occur on or before the Outside Date and such action or failure to act constitutes a breach of this Agreement;
7.1.3.
By the Company, if the Company and Merger Sub are not in breach of their respective obligations under this Agreement, and if at any time there has been a breach on the part of ACC or Manager such that one of the conditions set forth in Section 6.2 would not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 7.1(c)), provided, that if such breach is curable by ACC or Manager, then the Company may not terminate this Agreement under this Section 7.1(c) until the earlier of (i) the Outside Date and (ii) thirty days after delivery of written notice from the Company to ACC and Manager of such breach, which remains uncured at such time, provided that ACC and Manager continue to exercise commercially reasonable efforts to cure such breach; or

7.1.4.
By ACC if ACC and Manager are not in breach of their respective obligations under this Agreement, and if at any time there has been a breach on the part of the Company or Merger Sub such that one of the conditions set forth in Section 6.3 would not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 7.1(d)), provided, that if such breach is curable by the Company or Merger Sub, then ACC may not terminate this Agreement under this Section 7.1(d) until the earlier of (i) the Outside Date and (ii) thirty days after delivery of written notice from ACC to the Company and Merger Sub of such breach, which remains uncured at such time, provided that the Company continues to exercise commercially reasonable efforts to cure such breach.
7.2.
Effect of Termination. In the event of the termination of this Agreement pursuant to Section 7.1(which termination will be effective immediately upon the delivery of written notice of the terminating Party to the other Parties hereto), this Agreement (other than this Section 7.2, Section 5.8 and Article 8, which shall survive such termination) will forthwith become void and be of no further force and effect, and there will be no liability any Party or any of their respective Affiliates, officers, managers or directors to the other and all rights and obligations of any Party hereto will cease, except that nothing herein will relieve any Party from liability for any breach prior to termination of this Agreement in accordance with its terms, of any representation, warranty, covenant or agreement contained in this Agreement.
7.3.
Amendment. The provisions of this Agreement may not be amended, modified or supplemented without the written consent signed by all of the Parties. Without limiting the generality of the foregoing, the Company or Merger Sub shall not consent to any amendment to this Agreement without approval by the Company Special Committee.
8.
MISCELLANEOUS
8.1.
Fees and Expenses. Except as specifically provided to the contrary in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses, whether or not the Closing is consummated.
8.2.
Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by facsimile, telecopier or e-mail, as follows:
8.2.1.
If to the Company, Merger Sub, or, after the Closing, to ACC or Manager, to:

ACRES Commercial Realty Corp.

390 RXR Plaza

Uniondale, NY 11556

Attention: Jaclyn Jesberger

with a copy (which shall not constitute notice) to:

Hunton Andrews Kurth LLP

2200 Pennsylvania Avenue NW

Washington, DC 20037

Attention: Robert Smith

8.2.2.
If ACC or Manager (prior to the Closing), to:

ACRES CAPITAL CORP.

390 RXR Plaza

Uniondale, NY 11556

Attention: Jaclyn Jesberger

or to such other address as the Party to whom notice is to be given may have furnished to the other Parties in writing in accordance herewith. All such notices or communications shall be deemed to be received (i) in the case of personal delivery, nationally recognized overnight courier or registered or certified mail, on the date of such delivery, and (ii) in the case of facsimile or telecopier or electronic mail, upon receipt of the appropriate facsimile or telecopier confirmation.

8.3.
Waiver. At any time prior to the Closing, the Company and Merger Sub, on the one hand, and ACC and Manager, on the other hand, may, to the extent permitted by Law, extend the time for the performance of any of the obligations or other acts required by the other Party hereunder, waive any inaccuracies in the representations and warranties made to such Party and contained in this Agreement or in any document delivered pursuant hereto or waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, or the waiver of the fulfillment of any such condition, shall not affect the right to any remedy based on such representation, warranty, covenant or obligation.
8.4.
Severability. If any term or other provision of this Agreement, or the application thereof, is invalid, illegal, void or incapable of being enforced by any applicable Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal, void or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
8.5.
Entire Agreement. This Agreement (including all exhibits, annexes and schedules hereto) and other documents and instruments delivered pursuant hereto or thereto constitute the entire agreement and supersede all prior representations, agreements, understandings and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof and no Party is relying on any prior oral or written representations, agreements, understandings or undertakings with respect to the subject matter hereof and thereof.
8.6.
Assignment. This Agreement or any rights or obligations hereunder shall not be assigned without the prior written consent of all of the Parties.
8.7.
Parties in Interest. Subject to Section 8.5 hereof, this Agreement shall be binding upon and inure solely to the benefit of each Party and each of their respective heirs, executors, personal representatives, successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
8.8.
Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any Party in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.
8.9.
Submission to Jurisdiction; Governing Law. The Parties (a)hereby irrevocably and unconditionally submit to the jurisdiction of the County of Nassau, State of New York (or, if the County of Nassau declines to accept jurisdiction over any Action, any state or federal court within the State of New York) for the purpose of any Proceeding arising out of or based upon this Agreement (“Covered Matters”), (b) agree not to commence any Proceeding arising out of, or based upon, any Covered Matters except in the County of Nassau, State of New York (or, if the Court of the County of Nassau, State of New York declines to accept jurisdiction over any Action, any state or federal court within the State of New York) and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such Proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the subject matter of any Covered Matter may not be enforced in or by such court. All Covered Matters shall be governed by, interpreted and construed in accordance with the Laws of the State of New York without regard to conflict of law principles that would result in the application of any Law other than the Laws of the State of New York.
8.10.
Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the courts described in
8.11.
Counterparts. This Agreement may be executed and delivered in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Any facsimile or electronically transmitted copies (including using portable document format (“.pdf”)) hereof or signatures hereon shall, for all purposes, be deemed originals.
8.12.
Rules of Interpretation.
8.12.1.
the terms defined in Article 9have the meanings assigned to them in Article 9 and include the plural as well as the singular;
8.12.2.
all accounting terms not otherwise defined herein have the meanings assigned under GAAP;
8.12.3.
pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms;
8.12.4.
the words “include” and “including” shall be without limitation and shall be construed to mean “include, but not be limited to” or “including, without limitation”;
8.12.5.
except where the context requires otherwise, references to exhibits, schedules, Articles, Sections and paragraphs shall be references to the exhibits, schedules, Articles, Sections and paragraphs of this Agreement; and
8.12.6.
except where the context requires otherwise, the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

9.
DEFINITIONS

For all purposes of this Agreement, except as otherwise expressly provided or unless the context in which a term is used clearly requires otherwise:

“ACC” has the meaning set forth in the recitals.

“ACC Common Stock” has the meaning set forth in in the recitals.

“ACC Balance Sheet” has the meaning set forth in Section 3.7.

“ACC Disclosure Letter” means the Disclosure Letter dated as of the date hereof and delivered by ACC and Manager to the Company and Merger Sub simultaneously with the signing of this Agreement.

“ACC Equity Plan” has the meaning set forth in Section 2.3.

“ACC Material Adverse Event” means a Material Adverse Effect on ACC.

“ACC Option” means each option to purchase shares of ACC Common Stock pursuant to the ACC Equity Plans.

“ACC Permits” has the meaning set forth in Section 3.10.

“ACC Warrant” means each warrant to purchase shares of ACC Common Stock pursuant to the terms of the contract governing the issuance or grant thereof.

“ACC Warrant Holder Condition” has the meaning set forth in Section 3.3.

“AMF” has the meaning set forth in Section 3.7(c).

“Advisers Act” means the U.S. Investment Advisers Act of 1940 and the rules and regulations promulgated thereunder, as amended from time to time.

“Advisory Agreement” means any contract entered into by Manager for the purpose of providing investment advisory or investment management services to, or otherwise managing any investment or trading account of, any Advisory Client.

“Advisory Client” means each Person that, as of the Closing Date, is an investment advisory or investment management client of Manager pursuant to an Advisory Agreement.

“Affiliate” means with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person, through one or more intermediaries or otherwise

“Agreement” has the meaning set forth in the recitals.

“Benefit Plan” has the meaning set forth in Section 3.12(a).

“Business Day” means a day that is not a Saturday or Sunday or other day on which banks in the State of New York are authorized or obligated to be closed.

“Certificate of Merger” has the meaning set forth in Section 1.3(a).

“Closing” has the meaning set forth in Section 1.2.

“Closing Date” has the meaning set forth in Section 1.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor to such statute.

“Company” has the meaning set forth in in the recitals.

“Company 10-K” has the meaning set forth in Section 4.7(a).

“Company Award Shares” has the meaning set forth in Section 5.9(b).

“Company Balance Sheet” has the meaning set forth in in Section 4.7(e).

“Company Board” has the meaning set forth in in the recitals.

“Company Common Stock” has the meaning set forth in in the recitals.

“Company Disclosure Letter” means the Disclosure Letter dated as of the date hereof and delivered by the Company and Merger Sub to ACC and Manager simultaneously with the signing of this Agreement.

“Company Lender Notices” has the meaning set forth in Section 4.2.

“Company Material Adverse Effect” means a Material Adverse Effect on the Company.

“Company SEC Documents” has the meaning set forth in Section 4.7(a).

“Company Special Committee” has the meaning set forth in in the recitals.

“Company Stock Issuance” has the meaning set forth in in the recitals.

“Company Stockholder Approval” means the approval by the affirmative vote of the holders of a majority of the votes cast at the meeting of the stockholders of the Company in accordance with the MGCL, the rules and regulations of the NYSE and the Organizational Documents of the Company.

“Compliance Policies” has the meaning set forth in Section 3.19(f).

“consolidated affiliated entity” means, with respect to any Person, any corporation, association or other entity which is or is required to be consolidated with such Person under GAAP.

“control” and its correlative terms, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Covered Matters” has the meaning set forth in Section 8.9.

“Delaware Secretary of State” has the meaning set forth in Section 1.3(a).

“Determination Date” means the last day of the first month immediately preceding the month in which the conditions set forth in Article VII are reasonably expected to be satisfied (other than the condition set forth in Section 7.1(a) and those conditions that by their nature are to be satisfied or waived at the Closing), or such other date as may be mutually agreed by the parties in their respective sole discretions.

“Dissenting Shares” has the meaning set forth in Section 2.4.

“DGCL” means the Delaware General Corporation Law.

“DLLC Act” Delaware Limited Liability Company Act.

“Effective Time” has the meaning set forth in Section 1.3(a).

“Employee Loans” has the meaning set forth in Section 5.14.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to a Person, any Person, whether or not incorporated, that together with such Person is treated as a single employer for purposes of Code Section 414 or ERISA Section 4001(b).

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Agent” has the meaning set forth in Section 2.5(a).

“Exchange Fund” has the meaning set forth in Section 2.5(a).

“Exchange Ratio” means 2.61882, as calculated in accordance with the methodology set forth in the Exchange Ratio Spreadsheet (attached hereto as Annex A), as such number may be adjusted in accordance Section 2.1(b).

“Form ADV” mean the uniform form used by investment advisers to register with both the SEC and state securities authorities.

“Fraud” means (a) a false representation, concealment or omission of a material fact, (b) made with knowledge or belief of its falsity, (c) with the intent of inducing another Person to act, or refrain from acting, and (d) upon which the other Person acted or did not act in justifiable reliance on the representation, with resulting losses or damages.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any court, governmental, regulatory or administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

“group” has the meaning ascribed to such term in Section 13(d) of the Exchange Act.

“Intellectual Property” means any and all proprietary and intellectual property rights, under the applicable Law of any jurisdiction or rights under international treaties, both statutory and common law rights, including: (a)patents and applications for same, and extensions, divisions, continuations, continuations-in-part, reexaminations, and reissues thereof; (b) trademarks, service marks, trade names, slogans, domain names, logos, trade dress and other identifiers of source, and registrations and applications for registrations thereof (including all goodwill associated with the foregoing); (c)copyrightable works and copyrights; and (d) trade secrets, know-how, and rights in confidential information, including designs, formulations, concepts, compilations of information, methods, techniques, procedures, and processes, whether or not patentable.

“Insperity” means Insperity, Inc., a professional employer organization (“PEO) that co-employs individuals who are also employed as employees of ACC.

“Insperity Plans” means, to the knowledge of ACC, collectively, each “employee benefit plan” (within the meaning of Section 3(3) of ERISA), and all written and unwritten employment, severance, change in control, bonus, equity-based compensation, incentive, compensation, fringe benefits, group insurance and vacation plan, program, policy or agreement sponsored, contributed to or maintained by Insperity in which any current or former ACC employee, director, officer or independent contractor of ACC (or any dependent or beneficiary thereof) participates.

“International Merger” has the meaning set forth in in the recitals.

“Investment Company Act” means the Investment Company Act of 1940.

“IRS” means the U.S. Internal Revenue Service.

“Key Employees” has the meaning set forth in Section 5.1(n).

“Key Employee Agreements” has the meaning set forth in Section 5.10.

“knowledge” means the actual knowledge of a Party and each officer and director of such Party after reasonable inquiry with his direct reports responsible for the applicable subject matter and any relevant books and records.

“Law” means any law, rule, regulation, ordinance, code, judgment, order, treaty, governmental directive or other legally enforceable requirement, of any Governmental Authority, including common law.

“Lien” means any lien, pledge, hypothecation, mortgage, deed of trust, security interest, conditional or installment sale agreement, encumbrance, option, right of first refusal, easement, right of way, encroachment, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset), whether voluntarily incurred or arising by operation of Law.

“Material Adverse Effect” means, when used with respect to any Person, any fact, circumstance, occurrence, state of fact, effect, change, event or development (an “effect”) that, individually or in the aggregate, materially adversely affects (a) the condition (financial or otherwise), business, assets, properties or results of operations of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person and its Subsidiaries to consummate the Internalization Merger and transactions contemplated hereby before the Outside Date; provided, however, that no effect (by itself or when aggregated or taken together with any and all other effects) resulting from, arising out of, attributable to, or related to any of the following shall be deemed to be or constitute a “Material Adverse Effect,” and no effect (by itself or when aggregated or taken together with any and all other such effects) directly or indirectly resulting from, arising out of, attributable to, or related to any of the following shall be taken into account when determining whether a “Material Adverse Effect” has occurred or may, would or could occur: (i) general economic conditions (or changes in such conditions) or conditions in the global economy generally; (ii) conditions (or changes in such conditions) in the securities markets (including the mortgage backed securities markets), credit markets, currency markets or other financial markets, including (A) changes in interest rates and changes in exchange rates for the currencies of any countries and (B)any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market; (iii) conditions (or changes in such conditions) in any industry or industries in which the Person operates (including changes in general market prices and regulatory changes affecting the industry); (iv)

political conditions (or changes in such conditions) or acts of war, sabotage, terrorism, acts of God, epidemics, pandemics or disease outbreaks (including any escalation or general worsening of any such acts of war, sabotage, terrorism, acts of God, epidemics, pandemics or disease outbreaks; (v)earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, other natural disasters or other weather conditions; (vi) changes in Law or other legal or regulatory conditions, or the interpretation thereof, or changes in GAAP or other accounting standards (or the interpretation thereof); (vii) except for purposes of Sections 3.3 and 4.3, the announcement of this Agreement or the pendency or consummation of the transactions contemplated hereby, (viii) any actions taken or failure to take action, in each case, at the request of another party to this Agreement; (ix) except for purposes of Sections 3.3 and 4.3, compliance with the terms of, or the taking of any action permitted or expressly required by, this Agreement; (x) any changes in such Person’s stock price, dividends or the trading volume of such Person’s stock, or any failure by such Person to meet any analysts’ estimates or expectations of such Person’s revenue, earnings or other financial performance or results of operations for any period, or any failure by such Person or any of its Subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the facts or occurrences giving rise to or contributing to such changes or failures may constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect); or (xi) any Proceeding commenced or, to any Party’s knowledge, threatened against, such Party or any of its Affiliates or otherwise relating to, involving or affecting such Party or any of its Affiliates, in each case, in connection with, arising from or otherwise relating to the transactions contemplated hereby; except to the extent such effects resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (i) through (vi) disproportionately adversely affect such Person and its Subsidiaries, taken as a whole, as compared to other Persons that conduct business in the regions in the world and in the industries in which such Person and its Subsidiaries conduct business (in which case, the incremental adverse effects (if any) shall be taken into account when determining whether a “Material Adverse Effect” has occurred or may, would or could occur solely to the extent they are disproportionate).

“Material Contracts” has the meaning set forth in Section 3.9.

“Material Insurance Policies” has the meaning set forth in Section 3.16.

“Manager” has the meaning set forth in in the recitals.

“Management Agreement” has the meaning set forth in in the recitals.

“MGCL” means Maryland General Corporation Law.

“NYSE” means the New York Stock Exchange.

“Organizational Documents” means (a) with respect to a corporation, the charter, articles, articles supplementary or certificate of incorporation, as applicable, and bylaws thereof, and any stockholders' agreement or similar voting agreement relating to any class of equity interests of the corporation, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c)with respect to a partnership, the certificate of formation and the partnership agreement, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.

“Outside Date” has the meaning set forth in Section 7.1(b).

“Party” or “Parties” means a party or the parties to this Agreement, except as the context may otherwise require.

“Pre-Merger Reorganization” has the meaning set forth in Section 5.1.

“Proxy Statement” has the meaning set forth in Section 4.4.

“Merger Consideration” has the meaning set forth in in Section 2.1(b).

“Merger Sub” has the meaning set forth in in the recitals.

“Permitted Liens” means any Liens (i) for Taxes or governmental assessments, charges or claims of payment not yet delinquent or that are being contested in good faith by appropriate proceedings, (ii) relating to any Indebtedness incurred in the ordinary course of business consistent with past practice, (iii) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens arising by operation of Law in the ordinary course of business for amounts not yet delinquent, (iv) which is not material in amount and would not reasonably be expected to materially interfere with the ordinary conduct of the business of ACC, Manager and its Subsidiaries as currently conducted or materially impair the use, occupancy, value or marketability of the applicable property, (v) which is a statutory or common law Liens or encumbrance to secure landlords, lessors or renters under leases or rental agreements, and (vi) which is imposed on the underlying fee interest in real property subject to a company lease.

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, group (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or other entity or organization (including any Governmental Authority or a political subdivision, agency or instrumentality of a Governmental Authority).

“Proceeding” means any actual or threatened claim (including a claim of a violation of applicable Law), action, audit, demand, suit, proceeding, investigation or other proceeding at law or in equity or order or ruling, in each case whether civil, criminal, administrative, investigative or otherwise and whether or not such claim, action, audit, demand, suit, proceeding, investigation or other proceeding or order or ruling results in a formal civil or criminal litigation or regulatory action.

“R&W Insurance Policy” means the insurance policy which provides coverage for the benefit of the Company, Merger Sub or their respective designees as the named insured for breaches of the representations and warranties of ACC and Manager set forth in Article 3 of this Agreement.

“REIT” has the meaning set forth in Section 3.15.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Series C Preferred Stock” means 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock of the Company.

“Series D Preferred Stock” means 7.875% Series D Cumulative Redeemable Preferred Stock of the Company.

“Subsidiary” means, with respect to a Person, any Person, whether incorporated or unincorporated, of which (a) at least 50% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, (b) a general partner interest in a partnership vehicle or (c) a managing member interest, is directly or indirectly owned or controlled by the subject Person or by one or more of its respective Subsidiaries.

“Surviving Entity” has the meaning set forth in Section 1.1.

“Tax“ or “Taxes” means any and all U.S. federal, state, local and non-U.S. taxes, assessments, levies, duties, tariffs, imposts and other similar charges and fees imposed by any Governmental Authority, including, income, franchise, windfall or other profits, gross receipts, property, sales, use, net worth, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, withholding, ad valorem, stamp, transfer, value-added, occupation, environmental, disability, real property, personal property, registration, alternative or add-on minimum or estimated tax, including any interest, penalty, additions to tax or additional amounts imposed with respect thereto, whether disputed or not.

“Tax Returns” means any return, report, certificate, claim for refund, election, estimated tax filing or declaration filed or required to be filed with any Taxing Authority, including any schedule or attachment thereto, and including any amendments thereof.

“Taxing Authority” means any Governmental Authority having jurisdiction in matters relating to Tax matters.

“Transfer Taxes” means any stock transfer, real estate transfer, documentary, stamp, recording and other similar Taxes (including interest, penalties and additions to any such Taxes); provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar taxes arising from the Transactions.

“Treasury Regulations” means the income tax regulations, including any temporary regulations, from time to time promulgated under the Code.

[Signature Page Follows]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its respective officer thereunto duly authorized, all as of the date first written above.

ACRES COMMERCIAL REALTY CORP.

By:	/s/ Mark Fogel
Name: Mark Fogel Title: President

ACRES HOLDINGS SUB, LLC

By:	/s/ Mark Fogel
Name: Mark Fogel Title: President

ACRES CAPITAL CORP.

By:	/s/ Mark Fogel
Name: Mark Fogel Title: President & CEO

ACRES CAPITAL, LLC

By:	/s/ Mark Fogel
Name: Mark Fogel Title: President & CEO

ANNEX B: OPINION OF FINANCIAL ADVISOR

April 29, 2026

Special Committee of the Board of Directors

ACRES Commercial Realty Corp.

390 RXR Plaza

Uniondale, NY 11556

Members of the Special Committee of the Board:

BTIG, LLC (“BTIG” or “we”) has been advised that ACRES Commercial Realty Corp. (the "Company”) proposes to enter into an Agreement and Plan of Merger, to be dated as of April 29, 2026 (the “Merger Agreement”), with ACRES Holdings Sub LLC, a direct, wholly-owned subsidiary of the Company ("Merger Sub"), ACRES Capital Corp. ("ACC”), and ACRES Capital, LLC, a subsidiary of ACC ("Manager”), pursuant to which, among other things, ACC shall be merged with and into Merger Sub, with Merger Sub continuing as the surviving entity as a direct, wholly-owned subsidiary of the Company (the "Internalization Merger”), and each outstanding share of common stock, par value $0.0001 per share, of ACC ("ACC Common Stock") (excluding any Dissenting Shares (as defined in the Merger Agreement)) will be converted into the right to receive (A) from the Company a number of duly authorized, validly issued, fully-paid and nonassessable shares of common stock, par value $0.001 per share, of the Company ("Company Common Stock”) equal to the 2.61882 (as such number may be adjusted in accordance with Section 2.1(b) of the Merger Agreement) (the "Merger Consideration") and (B) any cash to be paid in lieu of any fractional shares of Company Common Stock. The summary of the transactions set forth above is qualified in its entirety by the terms of the Merger Agreement.

The Special Committee of the Board of Directors of the Company (the "Special Committee”) has requested BTIG’s opinion, as investment bankers, as to the fairness, from a financial point of view, of the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement (the “Opinion”).

In rendering our Opinion, we have, among other things:

(1)
reviewed an execution version of the Merger Agreement;
(2)
discussed the Internalization Merger and related matters with the Company's management;
(3)
reviewed the audited financial statements of ACC for the two fiscal years ended December 31, 2024 and December 31, 2025;
(4)
reviewed and discussed with the Company's management certain publicly available information concerning the Company and certain historical information concerning ACC provided by the Company;
(5)
reviewed and discussed with the Company's management certain non-public projected financial and operating data relating to ACC prepared by management of ACC and furnished to us by management of ACC (the "ACC Projections"), which we were directed by the Special Committee to use for purposes of our analysis;
(6)
discussed with the Company's management the historical and current business operations, financial condition and prospects of ACC (including its views on the risks and uncertainties of achieving the ACC Projections) and such other matters as we deemed relevant;
(7)
reviewed and analyzed certain publicly available information concerning the terms of selected transactions that we considered relevant to our analysis;
(8)
reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that we considered relevant to our analysis;
(9)
reviewed the reported prices and the historical trading activity of the Company Common Stock;
(10)
evaluated the equity value of ACC implied by the various financial analyses we conducted;
(11)
conducted such other financial studies, analyses and investigations and considered such other information as we deemed necessary or appropriate for purposes of our Opinion; and
(12)
took into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our knowledge of the Company's industry generally.

In rendering our Opinion, we have relied upon and assumed, with your acknowledgement and consent, without independent investigation or verification, the accuracy and completeness of all of the financial and other information that was provided to BTIG by or on behalf of the Company or ACC, or that was otherwise reviewed by BTIG, and have not assumed any responsibility for independently verifying any of such information. With respect to the ACC Projections, we have been advised by the management of the Company, and have assumed, that they were reasonably prepared on the basis of reflecting the best currently available estimates and judgments of the management of ACC as to the future operating and financial performance of ACC and that they provided a reasonable basis upon which we could form our Opinion. All such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. BTIG has relied on this projected information without independent verification or analysis and does not in any respect assume any responsibility for the accuracy or completeness thereof.

We have assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company or ACC since the date of the last financial statements made available to us. We did not make or obtain any independent evaluation, appraisal or physical inspection of either the Company's or ACC’s assets or liabilities, nor have we been furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, BTIG assumes no responsibility for their accuracy.

We have assumed, with your consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the Internalization Merger will be satisfied and not waived. We have also assumed that the Internalization Merger will be consummated substantially on the terms and conditions described in the Merger Agreement, without any waiver of material terms or conditions by the Company or any other party, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Internalization Merger will not have an adverse effect on the Company, ACC or the Internalization Merger. We have also assumed that the Internalization Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations and all other laws applicable to the Company and ACC. We have further assumed that the Company has relied upon the advice of its counsel, independent accountants and other advisors (other than BTIG) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to the Company, ACC, the Internalization Merger and the Merger Agreement.

Our Opinion is limited to whether, as of the date hereof, the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement (the “Company Common Stock Issuance”) is fair, from a financial point of view, to the Company, and does not address any other terms, aspects or implications of the Internalization Merger or any other transactions including, without limitation, the form or structure of the Internalization Merger, any consequences of the Internalization Merger or any other transactions on the Company, its stockholders, creditors or any other constituencies of the Company, or any terms, aspects or implications of any voting, support, stockholder, credit or other agreements, arrangements or understandings contemplated or entered into in connection with the Internalization Merger or otherwise. Our Opinion also does not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Company; (ii) the legal, tax or accounting consequences of the Internalization Merger on the Company, its stockholders or any other party; or (iii) the fairness of the amount or nature of any compensation to any officers, directors or employees of the Company or ACC, or any class of any such person, relative to the compensation paid to any other party. Furthermore, we are not expressing any opinion herein as to the prices, trading range or volume at which the Company's securities will trade following public announcement or consummation of the Internalization Merger or other transactions contemplated by the Merger Agreement. We acted as financial advisor to the Special Committee in connection with the Internalization Merger and, in such capacity, assisted the Special Committee in evaluating, structuring and negotiating the Internalization Merger. However, this Opinion and related financial analyses do not address, and we did not provide a separate analysis or opinion with respect to, the form or structure of the Internalization Merger or such other transactions.

Our Opinion is necessarily based on economic, market, financial and other conditions as they exist on the date hereof, and on the information made available to us by or on behalf of the Company, ACC or their respective advisors, or information otherwise reviewed by BTIG, as of the date of this Opinion. It is understood that subsequent developments may affect the conclusion reached in this Opinion and that BTIG does not have any obligation to update, revise or reaffirm this Opinion. Further, the credit, financial and stock markets are often affected by periods of volatility, and we express no opinion or view as to any potential effects of such volatility on the Company, ACC or the terms of the Internalization Merger. Our Opinion is for the information of, and directed to, the Special Committee for its information and assistance in connection with its consideration of the financial terms of the Internalization Merger. Our Opinion does not constitute a recommendation to the Special Committee or the Board of Directors of the Company (the “Board”) as to how the Special Committee or the Board should vote on the Internalization Merger or to any stockholder of the Company as to how any such stockholder should vote at any stockholders’ meeting at which the Company Common Stock Issuance or any related transactions may be considered, or whether or not any stockholder of the Company should enter into a proxy, voting, stockholders’ or affiliates’ agreement with respect to or following the Internalization Merger, or exercise any redemption, repurchase, exchange or similar rights that may be available to such stockholder. In addition, this Opinion does not compare the relative merits of the Internalization Merger with any other alternative transactions or business strategies which may have been available to the Company and does not address the underlying business decision of the Special Committee, the Board or the Company to proceed with or effect the Internalization Merger.

We are not legal, tax, regulatory or bankruptcy advisors. We have not considered any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the Securities and Exchange Commission (the “SEC”), or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board. Our Opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Company or ACC.

BTIG, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, and private placements. We have acted as financial advisor to the Special

Committee in connection with the Internalization Merger and will receive a fee for our services, a portion of which is payable upon the rendering of this Opinion and a portion of which is contingent upon the consummation of the Internalization Merger. In addition, the Company has agreed to reimburse certain of our expenses and indemnify us for certain liabilities arising out of our engagement. BTIG may seek to provide investment banking services to the Company, ACC or their respective affiliates in the future, for which we would seek customary compensation. In the ordinary course of business, BTIG and our clients may effect transactions in the equity securities of the Company or its affiliates and may at any time hold a long or short position in such securities.

BTIG’s Fairness Opinion Committee has approved the issuance of this Opinion. Our Opinion may not be published or otherwise used or referred to, nor shall any public reference to BTIG be made, without our prior written consent, except in accordance with the terms and conditions of BTIG’s engagement letter agreement with the Company. This Opinion supersedes in its entirety any other written analyses or materials previously furnished by BTIG to the Company or its representatives.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be issued by the Company to the holders of ACC Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to the Company.

Very truly yours,

/s/ BTIG, LLC

ANNEX C: ACRES COMMERCIAL REALTY COPR. 2026 OMNIBUS EQUITY INCENTIVE PLAN

ACRES COMMERCIAL REALTY CORP.
2026 OMNIBUS EQUITY INCENTIVE PLAN

1.
Purposes of this Plan. The purpose of this Plan is to: (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide additional incentive to Employees, Directors and Consultants, and (iii) promote the success of the Company's business by offering these individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase this interest, by permitting them to receive Shares of the Company. This Plan is adopted in connection with the internalization of the Company’s management structure and related transactions pursuant to that certain Agreement and Plan of Merger by and among the Company, ACRES Holding Sub LLC, ACRES Capital Corp. and ACRES Capital, LLC dated as of April 29, 2026. This Plan permits the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, and Other Stock-Based Awards.
2.
Definitions. As used in this Plan, the following definitions apply:
a.
"Administrator" means the Board or the Committee that administers this Plan, in accordance with Section 4 of this Plan.
b.
"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
c.
"Applicable Laws" means the requirements relating to the administration of, and the issuance of securities under, equity-based awards or equity compensation plans, including, without limitation, the requirements of U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or may be, granted under this Plan. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes or regulations, to the extent reasonably appropriate as determined by the Administrator.
d.
"Acquiror" means the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be, in a Change in Control.
e.
"Award" means, individually or collectively, a grant under this Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock‑Based Awards.
f.
"Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Participant, including any amendments thereto. The Award Agreement may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of this Plan.
g.
"Board" means the Board of Directors of the Company.
h.
"Cause" means, with respect to a Participant's termination by the Company as a Service Provider, for "Cause" as such term (or word of like import) is expressly defined in a then-effective written employment, consulting or other similar agreement between the Participant and the Company. In the absence of an effective written agreement that contains a definition of Cause, the term Cause shall mean any of the following: (i) any act or omission by the Participant that constitutes a material breach by the Participant of any of his or her obligations under this Plan or an applicable Award Agreement; (ii) the Participant's conviction of, or plea of nolo contendere to, (A) any felony or (B) another crime involving dishonesty or moral turpitude or a crime which could reflect negatively upon the Company or otherwise impair or impede its operations; (iii) the Participant engaging in any misconduct, negligence, act of dishonesty, violence or threat of violence (including any violation of federal securities laws) that is injurious to the Company or any of its Affiliates; (iv) the Participant's material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company; (v) the Participant's refusal to follow the directions of his or her superiors; and (vi) any other willful misconduct by the Participant which is materially injurious to the financial condition or business reputation of the Company or any of its Affiliates. Notwithstanding anything in this Plan or in any Award Agreement to the contrary, if the Participant's status as a Service Provider is terminated without Cause, the Company shall have the sole discretion to later use after-acquired evidence to retroactively re-characterize the prior termination as a termination for Cause if such after-acquired evidence supports such an action. If after-acquired evidence would support a termination for Cause and the Participant has already exercised an Optionor vested in an Award, the Participant agrees as a condition of his or her receiving the Option that the Company shall repurchase the Shares at the price paid by the Participant, and if instead the Award was granted with no purchase price, then the Award or Shares shall be immediately and automatically forfeited for no consideration, with or without the Participant's consent.
i.
"Change in Control" means, as defined in an agreement that addresses Change in Control and equity awards and was entered into by and between the Company and the Participant, and if not defined therein or no such agreement exists, then Change in Control means consummation of any of the following events:
i.
Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, or (B) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Common Stock) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;
ii.
The sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effecting, including liquidation) other than (A) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (B) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the Company's shareholders;
iii.
A change in the composition of the Board during any twelve (12) consecutive month period the result of which is that fewer than a majority of the Directors are Incumbent Directors. For this purpose, "Incumbent Directors" are Directors who are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but does not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company); or
iv.
A merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
j.
"Code" means the Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations and administrative guidance promulgated thereunder.

k.
"Committee" means the Compensation Committee of the Board.
l.
"Common Stock" means the common stock of the Company.
m.
"Company" means ACRES Commercial Realty Corp., a Maryland corporation, and any successor to thereto.
n.
"Consultant" means any natural person, including an advisor, engaged by the Company or an Affiliate to render services to such entity.
o.
"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code.
p.
"Director" means a member of the Board.
q.
"Disability" means either: (i) a total and permanent disability as defined in Section 22(e)(3) of the Code (applicable only to Incentive Stock Options); or (ii) the Participant (x) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; (y) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Participants of the Company; or (z) is determined by the Social Security Administration to be disabled. Notwithstanding the foregoing, the Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its sole discretion.
r.
"Dividend Equivalent" means a credit, made at the sole discretion of the Administrator, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant. Under no circumstances will the payment of a Dividend Equivalent be made contingent on the exercise of an Option or Stock Appreciation Right. Additionally, Dividend Equivalents will be subject to the same vesting terms, restrictions on transferability and forfeitability as the Award with respect to which they were paid.
s.
"Effective Date" means June 22,, 2026.
t.
"Employee" means any person, including officers, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director's fee by the Company is sufficient to constitute "employment" by the Company.
u.
"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
v.
"Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

i.
If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value is the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
ii.
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock is the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
iii.
In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing to the contrary, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value will be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

w.
"Full Value Award" means Awards that are not Options or Stock Appreciation Rights and are settled by the issuance of Common Stock.
x.
"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.
y.
"Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement, or an intended Incentive Stock Option that does not so qualify.
z.
"Option" means an option to purchase Shares that is granted pursuant to this Plan in accordance with Section 7 hereof.
aa.
"Other Stock-Based Awards" means any other awards not specifically described in this Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12 of this Plan.
bb.
"Parent" means a "parent corporation" with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.
cc.
"Participant" means a Service Provider who has been granted an Award under this Plan or, if applicable, such other person who holds an outstanding Award.
dd.
"Performance Goals" means goals which have been established by the Administrator in connection with an Award and are based on one or more criteria as established by the Administrator in its sole discretion from time to time.
ee.
"Performance Period" means the time period during which the Performance Goals must be met.
ff.
"Performance Share" means Shares issued pursuant to a Performance Share Award under Section 11 of this Plan.
gg.
"Performance Unit" means, pursuant to Section 11 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal to the value set forth in the Award Agreement.
hh.
"Plan" means this 2026 Omnibus Equity Incentive Plan, as amended from time to time.
ii.
"Restricted Stock" means Shares issued pursuant to a Restricted Stock Award under Section 8 of this Plan or issued pursuant to the early exercise of an Option.
jj.
"Restricted Stock Unit" means, pursuant to Section 10 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, or as otherwise set forth in the Award Agreement.

kk.
"Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to this Plan.
ll.
"Section 16(b)" means Section 16(b) of the Exchange Act.
mm.
"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
nn.
"Service Provider" means a natural person that is an Employee, Director or Consultant.
oo.
"Share" means a share of Common Stock, as adjusted in accordance with Section 15 of this Plan.
pp.
"Stock Appreciation Right" or "SAR" means, pursuant to Section 9 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the difference between the Fair Market Value of a Share as of the date such SAR is exercised and the Fair Market Value of a Share as of the date such SAR was granted, or as otherwise set forth in the Award Agreement.
qq.
"Subsidiary" means a "subsidiary corporation" with respect to the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.
Stock Subject to this Plan.
a.
Stock Subject to this Plan. Subject to the provisions of Section 15 of this Plan, the maximum aggregate number of Shares that may be issued under this Plan is 1,432,172, all of which may be subject to Incentive Stock Option treatment. This is the sum total of (i) 975,000 Shares newly reserved for issuance under this Plan, plus (ii) any Shares that were authorized but not issued or subject to outstanding awards under the Third Amended and Restated Omnibus Equity Compensation Plan, adopted June 9, 2021 (the “Previous Plan”) as of the effective date of this Plan and that become available for issuance under this Plan pursuant to the terms of this Plan. Shares transferred from the Previous Plan to this Plan shall be available for the same purposes and subject to the same terms and conditions as other shares reserved under this Plan. For purposes of clarity, shares subject to awards under the Previous Plan that are forfeited, canceled, terminated, or expire without issuance shall also become available for issuance under this Plan. All of the 1,432,172 Shares issuable under the Plan may be available for Incentive Stock Option grant treatment. Shares will not be deemed to have been issued pursuant to this Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under this Plan will be reduced only by the number of Shares actually issued in such exercise or settlement. If a Participant pays the exercise price (or purchase price, if applicable) of a Full Value Award through the tender or withholding of Shares as full or partial payment of such exercise price, or if Shares are tendered or withheld to satisfy any withholding obligations of the Company related to a Full Value Award, the number of Shares so tendered or withheld will again be available for issuance pursuant to future Awards under this Plan. However, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares were repurchased on the open market with the proceeds of an Option exercise. For the avoidance of doubt, the full number of Shares of Common Stock underlying an Option or Stock Appreciation Right shall be counted against the Shares of Common Stock available for grant under this Plan, regardless of the number of Shares of Common Stock actually issued upon exercise of such Option or Stock Appreciation Right.
b.
Lapsed Awards. Notwithstanding anything herein to the contrary, any Shares related to Awards granted under the Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards pursuant to which Shares of Common Stock may not be issued, shall be available again for grant under this Plan.
c.
Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as are sufficient to satisfy the requirements of this Plan. The

Shares may consist, in whole or in part, of authorized but unissued Shares, treasury shares or Shares reacquired by the Company in any manner.
d.
Shares under Plans of Acquired Companies. Shares issued or transferred pursuant to an Award granted in substitution for outstanding awards, or in connection with assumed awards, previously granted by a company or other entity acquired by the Company or with which the Company combines, shall not count against the limits in the first sentence of Section 3(a) hereof.
4.
Administration of this Plan.
a.
Procedure.
i.
Rule 16b-3. If a transaction is intended to be exempt under Rule 16b-3, then it will be structured to satisfy the requirements for exemption under Rule 16b-3.
ii.
Other Administration. Other than as provided above, this Plan will be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws.
iii.
Delegation of Authority for Day‑to‑Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of this Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
b.
Powers of the Administrator. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to the Committee, and subject to the approval of any relevant authorities, the Administrator has the authority, in its discretion to:
i.
determine the Fair Market Value of Awards;
ii.
select the Service Providers to whom Awards may be granted under this Plan;
iii.
determine the number of Shares or cash to be covered by each Award granted under this Plan;
iv.
determine when Awards are to be granted under this Plan and the applicable date of grant;
v.
approve forms of Award Agreements for use under this Plan;
vi.
determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted under this Plan, including but not limited to, the exercise price, the purchase price, the time or times when Awards may be exercised (which may be based on Performance Goals), any acceleration of vesting or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, may determine;
vii.
determine and approve Performance Goals and Performance Period for Awards and whether, or to the extent of which, such Performance Goals were met during its respective Performance Period.
viii.
reduce, with or without Participant consent, the exercise price of any Award to the then-current Fair Market Value (or a higher value) if the Fair Market Value of the Common Stock covered by such Award has declined since the date the Award was granted;
ix.
construe and interpret the terms of this Plan and Awards granted pursuant to this Plan;
x.
prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to the creation and administration of sub-plans established for the purpose of satisfying applicable laws of jurisdictions other than the United States;
xi.
amend the terms of any outstanding Award, including the discretionary authority to extend the post‑termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, but any amendment that would adversely affect the Participant's rights under an outstanding Award will not be made without the Participant's written consent; provided further, however, that no amendment may be implemented that would reduce the exercise price of, reprice or cancel and re-grant outstanding stock options without a prior affirmative vote of the Company’s stockholders;
xii.
allow Employees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award up to the number of Shares or cash having a Fair Market Value equal to the amount required to be withheld up to the maximum individual income tax rate in the applicable jurisdiction. The Fair Market Value of any Shares to be withheld is to be determined on the date that the amount of tax to be withheld is to be determined, and all elections by a Participant to have Shares or cash withheld for this purpose are to be made in such form and under such conditions as the Administrator may deem necessary or advisable;
xiii.
authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
xiv.
allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award;
xv.
determine whether Awards are to be settled in Shares, cash or in a combination of Shares and cash;
xvi.
determine whether Awards are to be adjusted for Dividend Equivalents;
xvii.
create Other Stock-Based Awards for issuance under this Plan;
xviii.
establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under this Plan;
xix.
impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
xx.
establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals, or other event that absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award;
xxi.
interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in this Plan and any instrument or agreement relating to an Award;
xxii.
to correct administrative errors; and
xxiii.
make all other determinations that the Administrator deems necessary or advisable for administering this Plan.

The express grant in this Plan of any specific power to the Administrator will not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board.

c.
Effect of Administrator's Decision. The Administrator's decisions, determinations, actions and interpretations will be final, conclusive and binding on all persons having an interest in this Plan.
d.
Indemnification. The Company must defend and indemnify the Indemnitees to the maximum extent permitted by law against (i) all reasonable expenses, including reasonable attorneys' fees incurred in connection with the defense of any Claim to which any of them is a party by reason of any action taken or failure to act in connection with this Plan, or in connection with any Award granted under this Plan; and (ii) all amounts required to be paid by them in settlement of a Claim (provided the settlement is approved by the Company) or required to be paid by them in satisfaction of a judgment in any Claim. However, no person will be entitled to indemnification to the extent it is determined in such Claim that such person did not in good faith and in a manner reasonably believed to be in the best interests of the Company (or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful). In addition, to be entitled to indemnification, the Indemnitee must, within thirty (30) days after written notice of the Claim, offer the Company, in writing, the opportunity, at the Company's expense, to defend the Claim. This right to indemnification is in addition to all other rights of indemnification available to the Indemnitee. For purposes of this Section 4(d), (y) the term "Claim" shall mean any claim, investigation, action, suit or proceeding, and any appeal therein, and (z) the term "Indemnitee" means members of the Board, the Committee, the Administrator, officers and Employees of the Company or of an Affiliate to whom authority to act for the Board, the Committee, the Administrator or the Company is delegated under this Plan.
5.
Eligibility. With the exception of Incentive Stock Options, Awards may be granted to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees.
6.
Limitations.
a.
$100,000 Limitation for Incentive Stock Options. Each Option must be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, the excess portion of such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Options with respect to such Shares are granted.
b.
Non-Employee Director Annual Limits. The grant date fair value (determined for financial reporting purposes) of all Awards denominated in Common Stock granted in any calendar year to a Service Provider who is a Director will not exceed $750,000.
c.
Individual Limits. The maximum aggregate number of Shares with respect to which all Awards, other than Dividend Equivalents, may be made under this Plan to any individual during any calendar year shall be 1,000,000 Shares, subject to adjustment as described in Section 15 of the Plan. A Participant may not accrue Dividend Equivalents during any calendar year in excess of $350,000. The individual limits described in this section (b) shall apply without regard to whether the Awards are to be paid in Shares or in cash. All cash payments (other than Dividend Equivalents) shall equal the Fair Market Value of the Shares to which the cash payment relates.
d.
Minimum Vesting Schedule. Each Award issued under this Plan shall have a minimum vesting period of not less than one (1) year; provided, however, that no minimum vesting period shall apply with respect to grants of up to five percent (5%) of the amount designated in Section 3(a) above, subject to adjustment as provided in Section 15(a).
e.
Repricing and Reload Options Prohibited. Except as provided in Section 15(a) (entitled "Adjustments"), and as an additional clarification to the latter language contained in Section 4(b)(x), the Company may not, without obtaining stockholder approval: (i) amend or modify the terms of any outstanding Option or SAR to reduce the exercise price of such outstanding Option or SAR; (ii) cancel, exchange or permit or accept the surrender of any outstanding Option or SAR in exchange for an Option or SAR with an exercise price that is less than the exercise price of the original Option or SAR;

or (iii) cancel, exchange or permit or accept the surrender of any outstanding Option or SAR in exchange for any other Award, cash or securities for purposes of repricing such Option or SAR.
f.
Dividends and Dividend Equivalents. The Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award’s payment, to include as part of such Award an entitlement to receive dividends or Dividend Equivalents, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and Dividend Equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine; provided, however, all dividends or Dividend Equivalents payable with respect to any Full Value Award shall be credited with additional cash dividends subject to such Award and accrue additional Dividend Equivalents, and will vest and be paid to the Participant in cash only if and when, and to the extent that, such Award vests and/or is paid. Under no circumstances will dividends or Dividend Equivalents be granted with respect to Stock Options or Stock Appreciation Rights granted under the Plan.
7.
Options.
a.
Grant of Options. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, may determine.
b.
Option Agreement. Each grant of an Option must be evidenced by an Award Agreement that specifies the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions (if any) applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, may determine.
c.
Term of Option. The term of each Option must be stated in the Award Agreement. In the case of an Incentive Stock Option, the term must be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option must be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
d.
Option Exercise Price and Consideration.
i.
Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option is to be determined by the Administrator, subject to the following:
1.
In the case of an Incentive Stock Option:
a.
granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price must be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
b.
granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price must be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
2.
In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator, but must not be less than the Fair Market Value per Share on the date of grant unless the terms of such Nonstatutory Stock Option comply with Section 409A of the Code.
3.
Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
ii.
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised. The Administrator may, in its sole discretion, accelerate the satisfaction of such conditions at any time.
e.
Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:
i.
cash or cash equivalents;
ii.
check;
iii.
in the discretion of the Administrator, surrendering or attesting to the ownership of Shares that are already owned by the Participant that meet the conditions established by the Administrator to avoid adverse accounting consequences, valued at their Fair Market Value on the date the Option is exercised;
iv.
in the discretion of the Administrator, payment may be made in whole or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and/or any withholding taxes;
v.
in the discretion of the Administrator, through a "net exercise" such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (A) the number of Shares as to which the Option is being exercised, multiplied by (B) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share. The number of net Shares to be received shall be rounded down to the nearest whole number of Shares;
vi.
in the discretion of the Administrator, a reduction in the amount of any Company liability to the Participant;
vii.
in the discretion of the Administrator, any combination of the foregoing methods of payment; or
viii.
in the discretion of the Administrator, any other consideration and method of payment for the issuance of Shares permitted by Applicable Laws.
f.
Exercise of Option.
i.
Procedure for Exercise; Rights as a Shareholder. Any Option granted under this Plan will be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, (y) full payment for the Shares with respect to which the Option is exercised (including provision for any applicable tax withholding), and (z) all representations and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option must be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment is to be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 or the applicable Award Agreement. Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.
ii.
Termination of Relationship as a Service Provider (Other than Death or Disability). If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised after the Participant ceasing to be a Service Provider, the vested portion of such Option will be exercisable for three (3) months after the Participant ceases to be a Service Provider (other than upon the Participant's death or Disability). Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date the Participant ceases to be a Service Provider (other than upon the Participant's death or Disability), then immediately thereafter, the Shares covered by the unvested portion of the Option shall be forfeited. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the time period specified herein, then immediately thereafter, the Option will terminate and the Shares covered by the unexercised portion of the Option shall be forfeited.
iii.
Disability of Participant. If a Participant ceases to be a Service Provider as a result of his or her Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised after the Participant ceasing to be a Service Provider as a result of his or her Disability, the vested portion of such Option will be exercisable for twelve (12) months after the Participant ceasing to be a Service Provider as a result of his or her Disability. Unless otherwise provided by the Administrator, if the Participant is not vested as to the Participant's entire Option on the date he or she ceases to be a Service Provider as a result of his or her Disability, then immediately thereafter, the Shares covered by the unvested portion of the Option shall be forfeited. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the time period specified herein, then immediately thereafter, the Option will terminate and the Shares covered by the unexercised portion of the Option shall be forfeited.
iv.
Death of Participant. If a Participant dies while a Service Provider, the vested portion of the Option may be exercised within the time period specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement), by the beneficiary designated by the Participant prior to his or her death; provided that such designation must be acceptable to the Administrator. If no beneficiary has been designated by the Participant, then the vested portion of the Option may be exercised by the personal representative of the Participant's estate, or by the persons to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised after a Participant's death, the vested portion of such Option will be exercisable for twelve (12) months after his or her death. Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider as a result of the Participant's death, then immediately thereafter, the Shares covered by the unvested portion of the Option shall be forfeited. Additionally, if the Participant's beneficiary, personal representative or permitted transferee does not exercise the Option as to all of the vested Shares within the time period specified herein, then immediately thereafter, the Option will terminate.
8.
Restricted Stock.
a.
Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, determines.
b.
Restricted Stock Agreement. Each Award of Restricted Stock must be evidenced by an Award Agreement that specifies the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, may determine.
c.
Removal of Restrictions. The Administrator may, in its sole discretion, accelerate the time at which any restrictions will lapse or be removed.

d.
Voting Rights. Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
9.
Stock Appreciation Rights.
a.
Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Service Provider at any time and from time to time as may be determined by the Administrator, in its sole discretion. The Administrator has complete discretion to determine the number of SARs granted to any Service Provider. Subject to the provisions of Section 6(b), the Administrator has complete discretion to determine the terms and conditions of SARs granted under this Plan, including the sole discretion to accelerate exercisability at any time, but the per Share exercise price that will determine the amount of the payment the Company receives upon exercise of a SAR will not be less than the Fair Market Value per Share on the date of grant unless the terms of such SAR comply with Section 409A of the Code.
b.
SAR Agreement. Each SAR grant must be evidenced by an Award Agreement that specifies the exercise price, the term, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, may determine.
c.
Expiration of SARs. A SAR granted under this Plan will expire upon the date determined by the Administrator, in its sole discretion, as set forth in the Award Agreement; but no SAR may be exercisable later than ten (10) years after the date of grant. Notwithstanding the foregoing, Sections 7(f)(ii), 7(f)(iii) and 7(f)(iv) also apply to SARs.
d.
Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
i.
The difference between the Fair Market Value of a Share on the date of exercise and the exercise price; by
ii.
The number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Administrator, the payment upon the exercise of a SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

10.
Restricted Stock Units.
a.
Grant of Restricted Stock Units. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, determines.
b.
Restricted Stock Unit Agreement. Each Award of Restricted Stock Units must be evidenced by an Award Agreement that specifies the number of Restricted Stock Units granted, and such other terms and conditions as the Administrator, in its sole discretion, may determine.
c.
Removal of Restrictions. The Administrator may, in its sole discretion, accelerate the time at which any restrictions will lapse or be removed.
d.
Voting Rights. Participants holding Restricted Stock Units shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

11.
Performance Units and Performance Shares.
a.
Grant of Performance Units and Performance Shares. Subject to the terms and conditions of this Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as may be determined by the Administrator in its sole discretion. The Administrator has complete discretion in determining the number of Performance Units and Performance Shares granted to each Service Provider.
b.
Value of Performance Units and Performance Shares. Each Performance Unit and Performance Share must have an initial value established by the Administrator on or before the date of grant. Each Performance Share must have an initial value equal to the Fair Market Value of a Share on the date of grant.
c.
Performance Goals and Other Terms. The Administrator may set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units and Performance Shares that will be paid out to the Participant. Each award of Performance Units or Performance Shares must be evidenced by an Award Agreement that specifies the Performance Period and such other terms and conditions as the Administrator in its sole discretion may determine. The Administrator may set Performance Goals based upon the achievement of Company‑wide, divisional, or individual goals (including solely continued service), or any other basis determined by the Administrator in its sole discretion.
d.
Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined by the Administrator as a function of the extent to which the corresponding Performance Goals have been achieved. After the grant of Performance Units or Performance Shares, the Administrator may, in its sole discretion, reduce or waive any performance objectives for the Performance Units or Performance Shares.
e.
Form and Timing of Payment of Performance Units. Payment of earned Performance Units, if any, will be made after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units in the form of cash, in Shares or in a combination of cash and Shares.
f.
Cancellation of Performance Units or Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares will be forfeited to the Company, and the Shares subject to such Awards (if any) will again be available for grant under this Plan as set forth in Section 3.
12.
Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under this Plan and/or cash awards made outside of this Plan. The Administrator has authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards are to be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards, including any dividend or distribution rights and whether the Award should be paid in cash.
13.
Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted under this Plan will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A

Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliate. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then at the end of three (3) months after the expiration of the leave of absence, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
14.
Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Participant only by the Participant. If the Administrator makes an Award transferable, such Award may contain such additional terms and conditions as the Administrator deems appropriate.
15.
Adjustments; Dissolution or Liquidation; Change in Control.
a.
Adjustments. In the event of any change in the outstanding Shares of Common Stock by reason of any stock split, stock dividend or other non‑recurring dividends or distributions, recapitalization, merger, consolidation, spin‑off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the Common Stock, an adjustment will be made, as the Administrator deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. Such adjustment may include an adjustment to the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits contained in Sections 3 and 6(b). Notwithstanding the preceding sentence, the number of Shares subject to any Award always will be a whole number.
b.
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practical prior to the effective date of the proposed transaction. The Administrator, in its sole discretion, may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to the transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award will lapse with respect to one hundred percent (100%) of the Shares underlying such Award, and that any Award vesting will accelerate in full, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such liquidation or dissolution.
c.
Change in Control.
i.
Effect of Change in Control upon Awards. Unless the Administrator specifies otherwise in the terms of an Award Agreement, an employment agreement, executive compensation agreement or similar agreement prior to a Change in Control, this Section 15(c)(i) shall govern the treatment upon or following a Change in Control of any Award, the vesting and/or settlement of which is based solely upon continued employment or service or the passage of time. In the case of an Award subject to this Section 15(c)(i) that the acquiring or surviving company in the Change in Control assumes upon and maintains immediately following the Change in Control (which Award shall be adjusted as to the number and kind of Shares as may be determined appropriate by the Administrator prior to the Change in Control), if there occurs an involuntary termination without Cause of the Participant holding such Award or a voluntary termination of the Participant’s employment or service for Good Reason within twelve

(12) months following the Change in Control, such Award shall be treated as provided in clause (1) or (2) of this Section 15(c)(i), as applicable. In the case of an Award subject to this Section 15(c)(i) that the acquiring or surviving company in the Change in Control does not assume upon the Change in Control, immediately prior to the Change in Control such Award shall be treated as provided in clause (i) or (ii) of this Section 15(c)(i), as applicable. The treatment provided for under this Section 15(c)(i) is as follows:
1.
Options and SARs. In the case of an Option or a SAR, the Participant shall have the ability to exercise such Option or SAR, including any portion of the Award not previously exercisable, until the earlier of the expiration of the Option or SAR under its original term and a date that is one year (or such longer post-termination exercisability term as may be specified in the applicable Award Agreement) following such date of termination of employment or service; and
2.
Full Value Awards. In the case of a Full Value Award, the Award shall become fully vested and shall be settled in full.

Administrator may also, through the terms of an Award or otherwise, provide for an absolute or conditional exercise, payment or lapse of conditions or restrictions on an Award as it deems appropriate in connection with any proposed Change in Control.

ii.
Effect of Change in Control upon Performance Units and Performance Shares. Unless the Administrator specifies otherwise in the terms of an Award Agreement, an employment agreement, executive compensation agreement or similar agreement prior to a Change in Control, the treatment of any Award in which the grant, issuance, retention, vesting and/or settlement of such Award is based in whole or in part on achievement of a Performance Goal shall be as specified in this Section 15(c)(ii). In the case of an Award subject to this Section 15(c)(ii), upon the occurrence of a Change in Control, the Participant shall be deemed to have satisfied any performance-based vesting criteria at the target level (as determined by the Administrator prior to the Change in Control), and following the Change in Control any such Award shall continue to vest based on the time-based vesting criteria, if any, to which the Award is subject. In addition, any Award subject to this Section 15(c)(ii) that the acquiring or surviving company in the Change of Control assumes and maintains immediately following the Change in Control (which Award shall be adjusted as to the number and kind of shares as may be determined appropriate by the Administrator prior to the Change of Control), if there occurs an involuntary termination without Cause of the Participant holding such Award or a voluntary termination of such Participant’s employment or service for Good Reason within twelve (12) months following the Change in Control, such Award shall be treated as provided in clause (1) or (2) of Section 15(c)(i), as applicable. In the case of an Award subject to this Section 15(c)(ii) that the acquiring or surviving company in the Change of Control does not assume upon the Change of Control, immediately prior to the Change in Control such Award shall be treated as provided in clause (1) or (2) of Section 15(c)(i), as applicable.
iii.
Other Adjustments. Other provisions may be made by the Administrator relating to any Award which the Administrator deems equitable, including but not limited to, adjusting the terms of an Award to reflect the Change in Control or causing the Award to be assumed, or new rights to be substituted therefore, by another entity.
16.
Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or a later date as is determined by the Administrator. The Administrator will provide a notice of the determination to each Participant within a reasonable time after the date of such grant.
17.
Board and Shareholder Approval; Term of Plan. This Plan will become effective upon the later to occur of (i) its adoption by the Board, (ii) its approval by the Company's shareholders, and (iii) the Effective Date. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 18.
18.
Amendment and Termination of this Plan.
a.
Amendment and Termination. The Board may at any time amend, alter, suspend or terminate this Plan.

b.
Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws. To the extent it is desired to grant Incentive Stock Options under this Plan, then approval of this Plan by the shareholders of the Company must occur within twelve (12) months before or after the date this Plan is adopted by the Board. Such approval by shareholders of the Company shall be obtained in the degree and manner required under Applicable Law. Incentive Stock Options may be granted, but Incentive Stock Options may not be exercised, prior to approval of this Plan by shareholders of the Company.
c.
Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of this Plan will materially or adversely impair the rights of any Participant, unless otherwise mutually agreed upon by the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of this Plan will not affect the Administrator's ability to exercise the powers granted to it under this Plan with respect to Awards granted under this Plan prior to the date of termination. No Shares shall be issued or sold under this Plan after the termination thereof, except upon exercise of an Award granted prior to the termination of this Plan. Notwithstanding the foregoing, or anything in this Plan to the contrary, the Administrator shall have unilateral authority to amend an Award, without Participant consent, to the minimum extent necessary to comply with Section 409A of the Code and such amendment shall not be deemed to materially impair the rights of such Participant.
19.
Conditions upon Issuance of Shares.
a.
Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of the Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be subject to the approval of counsel for the Company with respect to such compliance.
b.
Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving the Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required.
c.
Taxes. As a condition to the exercise or settlement of an Award, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any applicable withholding taxes arising in connection with the exercise or settlement of an Award under the laws of U.S. federal, state, local or non-U.S. jurisdictions. The Company shall not be required to issue any Shares under this Plan until the foregoing obligations are satisfied. Without limiting the generality of the foregoing, upon the exercise or settlement of any Award, the Company shall have the right to withhold taxes from any compensation or other amounts that the Company may owe to the Participant, or to require the Participant to pay to the Company the amount of any taxes that the Company may be required to withhold with respect to the Shares issued to the Participant. Without limiting the generality of the foregoing, the Administrator in its sole discretion may authorize the Participant to satisfy all or part of any withholding tax liability by: (i) having the Company withhold from the Shares that would otherwise be issued upon the exercise or settlement of an Award up to that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, sufficient to satisfy the withholding obligations based on the maximum individual income tax rate in the applicable jurisdiction; and/or (ii) delivering to the Company previously owned and unencumbered Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to the amount of the Company's withholding tax liability to be so satisfied. Subject to the preceding sentence, the exercisability or settlement of any Award Agreement shall be determined by the Administrator in its sole discretion.

20.
Severability. Notwithstanding any contrary provision of this Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or any Award Agreement are invalid, illegal, or unenforceable in any respect, such provision will be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of this Plan or Award, as applicable, will not in any way be affected or impaired thereby.
21.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority has not been obtained.
22.
No Rights to Awards. No Participant, eligible Service Provider, or other person shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of a Service Provider, Participant, or holders or beneficiaries of Awards under this Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
23.
No Shareholder Rights. Except as otherwise provided in an Award Agreement, a Participant has none of the rights of a shareholder with respect to Shares covered by an Award until the Participant becomes the record owner of the Shares.
24.
Fractional Shares. No fractional Shares will be issued and the Administrator will determine, in its sole discretion, whether cash will be paid in lieu of fractional Shares or whether such fractional Shares will be eliminated.
25.
Governing Law. This Plan, all Award Agreements, and all related matters, are to be governed by the laws of the State of New York without regard to choice of law principles that direct the Applicable Laws of another state.
26.
No Effect on Terms of Employment or Consulting Relationship; Coordination with Any Employment Agreement. This Plan does not confer upon any Participant any right as a Service Provider, nor does it interfere in any way with his or her right or the right of the Company or an Affiliate to terminate the Participant's service at any time, with or without Cause, and with or without notice. If a Service Provider has an employment agreement with the Company that addresses vesting of outstanding Awards or the post-termination exercise period of outstanding Options and such terms in the employment agreement conflict with the terms of an Award Agreement, then such terms in the employment agreement shall prevail over the conflicting terms in the Award Agreement.
27.
No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any Participant acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
28.
Section 409A. It is the intention of the Company that no Award be "deferred compensation" subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and this Plan and the terms and conditions of all Awards are to be interpreted accordingly. The following rules will apply to Awards that are intended to comply with Section 409A:

a.
Any distribution of a 409A Award following a separation from service that would be subject to Section 409A(a)(2)(A)(i) of the Code as a distribution following a separation from service of a "specified employee" (as defined under Section 409A(a)(2)(B)(i) of the Code) will occur no earlier than the expiration of the six‑month (6) period following such separation from service.
b.
In the case of any distribution of any other 409A Award, if the timing of such distribution is not otherwise specified in this Plan or Award Agreement or other governing document, the distribution will be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.
c.
Each payment that a Participant may receive with respect to a 409A Award will be treated as a "separate payment" for purposes of Section 409A of the Code.
29.
Construction. Headings in this Plan are included for convenience and are not to be considered in the interpretation of this Plan. References to sections are to Sections of this Plan unless otherwise indicated. Pronouns include the masculine, feminine, neutral, singular or plural as the identity of the antecedent may require. This Plan is to be construed according to its fair meaning and is not to be strictly construed against the Company.
30.
Compensation Recoupment. All compensation and Awards payable or paid under this Plan and any sub-plans will be subject to the Company's ability to recover incentive-based compensation from executive officers, as is or may be required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations or rules promulgated thereunder, or any other "clawback" provision required by applicable law or the listing standards of any applicable stock exchange or national market system.

SCAN TO VIEW MATERIALS & VOTEw ACRES COMMERCIAL REALTY CORP. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above 390 RXR PLAZA UNIONDALE, NY 11556 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meetingdate. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ACRES2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V96812-P52144 ACRES COMMERCIAL REALTY CORP. The Board of Directors recommends you vote FOR thefollowing nominees: 1.Election of Directors Nominees:ForAgainstAbstain 1a.David J. Bryant!!!The Board of Directors recommends you vote FOR proposals2, 3, 4, 5, and 6: ForAgainstAbstain1b.Karen Edwards!!!2.APPROVE THE NON-BINDING RESOLUTION ON COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS. !!! 1c.Andrew Fentress!!!3.RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP ASTHE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026. !!! 1d. 1e. 1f. Mark S. FogelGary IckowiczSteven J. Kessler! ! ! ! ! ! ! ! ! 4.APPROVE THE ISSUANCE OF APPROXIMATELY 7,487,219 SHARES OF THE COMPANY’S COMMON STOCK, SUBJECT TO CERTAIN ADJUSTMENTS, PURSUANT TO THE AGREEMENT AND PLAN OF MERGER, DATED APRIL 29, 2026, BY AND AMONG THE COMPANY, ACRES HOLDINGS SUB LLC (“MERGER SUB”), A WHOLLY-OWNEDSUBSIDIARY OF THE COMPANY, ACRES CAPITAL CORP. (“ACC”) AND ACRES CAPITAL, LLC, THE COMPANY’S EXTERNAL MANAGERAND A SUBSIDIARY OF ACC, PURSUANT TO WHICH ACC WILL MERGE INTO MERGER SUB. THE TRANSACTION WILL RESULT IN THE INTERNALIZATION OF THE MANAGEMENT OF THE COMPANY. !!! 1g.Murray S. Levin!!!5.APPROVE A PROPOSAL TO ADOPT THE ACRES COMMERCIALREALTY CORP. 2026 OMNIBUS EQUITY INCENTIVE PLAN. !!! 1h. 1i. P. Sherrill NeffDawanna Williams! ! ! ! ! ! 6.APPROVE A PROPOSAL TO ADJOURN THE MEETING, IF NECESSARYOR APPROPRIATE, FOR THE PURPOSE OF SOLICITING ADDITIONALPROXIES FOR THE APPROVAL OF ONE OR MORE OF THEFOREGOING PROPOSALS. !!! NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com ACRES COMMERCIAL REALTY CORP. Annual Meeting of Stockholders June 6, 2024 11:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jaclyn A. Jesberger and Julie H. Wilson, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ACRES COMMERCIAL REALTY CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM EDT on June 6, 2024 virtually at www.virtualshareholdermeeting.com/ACRES2024 or any adjournment or postponement thereof. If you sign your proxy card or voting instruction card with no further instructions, the shares will be voted in accordance with the recommendations of the Board, FOR: the election of all directors in Proposal 1, the approval of the Say on Pay vote in Proposal 2, and the ratification of the independent registered public accounting firm in Proposal 3. Continued and to be signed on reverse side
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V96813-P52144 ACRES COMMERCIAL REALTY CORP. Annual Meeting of Stockholders June 22, 2026 11:00 AM EDT This proxy is solicited on behalf of the Board of Directors The stockholder(s) hereby appoint(s) Jaclyn A. Jesberger and Julie H. Wilson, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ACRES COMMERCIAL REALTY CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM EDT on June 22, 2026 virtually at www.virtualshareholdermeeting.com/ACRES2026 or any adjournment or postponement thereof. If you sign your proxy card or voting instruction card with no further instructions, the shares will be voted in accordance with the recommendations of the Board, FOR: the election of all directors in Proposal 1, the approval of the Say on Pay vote in Proposal 2, the ratification of the independent registered public accounting firm in Proposal 3, the approval of the issuance of approximately 7,487,219 shares of common stock pursuant to the Internalization Merger in Proposal 4, the approval of the ACRES Commercial Realty Corp. 2026 Omnibus Equity Incentive Plan in Proposal 5, and the approval to adjourn the meeting in Proposal 6. Continued and to be signed on reverse side